SEC File Nos. 333-138648

811-21981

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 36

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 38

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Steven I. Koszalka, Secretary

American Funds Target Date Retirement Series

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2021, pursuant to paragraph (b) of Rule 485.

American Funds Target Date Retirement Series® Prospectus January 1, 2021

Class	A	C	T	F-1	F-2	F-3	R-1
American Funds 2065 Target Date Retirement FundSM	AAOTX	CCLTX	TDTTX	FAXTX	FBMTX	FCQTX	RAQTX
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX
Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
American Funds 2065 Target Date Retirement FundSM	RBOTX	RBEOX	RCPTX	RDLTX	RHLTX	REOTX	RFVTX
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX
Table of contents

Summaries:

American Funds 2065 Target Date Retirement Fund 1

American Funds 2060 Target Date Retirement Fund 7

American Funds 2055 Target Date Retirement Fund 13

American Funds 2050 Target Date Retirement Fund 19

American Funds 2045 Target Date Retirement Fund 26

American Funds 2040 Target Date Retirement Fund 32

American Funds 2035 Target Date Retirement Fund 38

American Funds 2030 Target Date Retirement Fund 44

American Funds 2025 Target Date Retirement Fund 51

American Funds 2020 Target Date Retirement Fund 58

American Funds 2015 Target Date Retirement Fund 65

American Funds 2010 Target Date Retirement Fund 72

Investment objectives, strategies and risks 79

Information regarding the underlying funds 86

Management and organization 92

Shareholder information 94

Purchase, exchange and sale of shares 95

How to sell shares 97

Distributions and taxes 98

Choosing a share class 99

Sales charges 99

Sales charge reductions and waivers 101

Rollovers from retirement plans to IRAs 105

Plans of distribution 106

Other compensation to dealers 107

Fund expenses 108

Financial highlights 109

Appendix 132

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Funds 2065 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.16	0.17	0.20	0.18	0.16%	0.07%	0.19
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.84	1.55	0.83	0.81	0.54	0.45	1.57
Fee waiver and/or expense reimbursement[2]	0.04	0.06	0.04	0.07	0.06	0.05[3]	0.04
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80	1.49	0.79	0.74	0.48	0.40	1.53

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.42	0.27	0.22	0.17	0.22%	0.12%	0.07%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.55	1.25	1.10	0.80	0.60	0.50	0.45
Fee waiver and/or expense reimbursement[2]	0.04	0.05	0.04	0.04	0.04	0.04	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.51	1.20	1.06	0.76	0.56	0.46	0.40

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least January 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

3 The fund’s transfer agent is currently waiving a portion of the other expenses. This waiver will be in effect through at least January 1, 2022. The transfer agent may elect at its discretion to extend, modify or terminate the waiver at that time.

1     American Funds Target Date Retirement Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver and/or expense reimbursement described above through the expiration date of such waiver and/or reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$652	$252	$329	$76	$49	$41	$156	$154	$122
3 years	824	484	504	252	167	139	492	486	392
5 years	1,010	839	695	443	296	247	851	841	682
10 years	1,549	1,649	1,246	995	671	562	1,864	1,842	1,507

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$108	$78	$57	$47	$41		1 year	$152
3 years	346	251	188	156	139		3 years	484
5 years	602	440	331	276	247		5 years	839
10 years	1,337	986	746	624	562		10 years	1,649

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

American Funds Target Date Retirement Series / Prospectus     2

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

3     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     4

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds Target Date Retirement Series / Prospectus

Investment results Because the fund began operations on March 27, 2020, information regarding investment results for a full calendar year is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	1 year	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	1 year	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	1 year	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     6

American Funds 2060 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.27%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.11	0.16	0.13	0.10%	0.02%	0.14
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.75	1.49	0.79	0.76	0.48	0.40	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.22	0.17	0.12	0.17%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.50	1.20	1.05	0.75	0.55	0.45	0.40

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$647	$252	$329	$78	$49	$41	$155	$153	$122
3 years	801	471	496	243	154	128	480	474	381
5 years	968	813	678	422	269	224	829	818	660
10 years	1,452	1,579	1,203	942	604	505	1,813	1,791	1,455

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$107	$77	$56	$46	$41		1 year	$152
3 years	334	240	176	144	128		3 years	471
5 years	579	417	307	252	224		5 years	813
10 years	1,283	930	689	567	505		10 years	1,579

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

7     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     8

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

9     American Funds Target Date Retirement Series / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     10

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2060 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	3/27/2015	17.39%	7.81%
– After taxes on distributions		16.51	7.23
– After taxes on distributions and sale of fund shares		10.93	6.08

Share classes	Inception date	1 year	Lifetime
C	3/27/2015	22.68%	8.33%
F-1	3/27/2015	24.60	9.16
F-2	3/27/2015	24.89	9.39
F-3	1/27/2017	25.12	12.06
R-1	3/27/2015	23.78	8.47
R-2	3/27/2015	23.67	8.34
R-2E	3/27/2015	23.98	8.76
R-3	3/27/2015	24.26	8.80
R-4	3/27/2015	24.53	9.13
R-5E	11/20/2015	24.81	10.82
R-5	3/27/2015	24.96	9.46
R-6	3/27/2015	25.01	9.50

Indexes	1 year	Lifetime (from Class A inception)
S&P Target Date Through 2060+ Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.09%	8.51%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	12.17
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	4.93
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	2.88
Lipper Mixed-Asset Target 2060 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.10	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

11     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	6 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	6 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     12

American Funds 2055 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.10	0.15	0.12	0.10%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.73	1.48	0.78	0.75	0.48	0.39	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.21	0.17	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.50	1.19	1.05	0.74	0.54	0.44	0.39

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

$

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$645	$251	$328	$77	$49	$40	$155	$153	$121
3 years	795	468	493	240	154	125	480	474	378
5 years	958	808	672	417	269	219	829	818	654
10 years	1,429	1,565	1,192	930	604	493	1,813	1,791	1,443

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$107	$76	$55	$45	$40		1 year	$151
3 years	334	237	173	141	125		3 years	468
5 years	579	411	302	246	219		5 years	808
10 years	1,283	918	677	555	493		10 years	1,565

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

13     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     14

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

15     American Funds Target Date Retirement Series / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     16

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2055 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2010	17.47%	7.89%	10.03%
– After taxes on distributions		16.45	7.04	9.17
– After taxes on distributions and sale of fund shares		11.13	6.10	8.00

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	22.67%	8.34%	8.03%
F-1	2/21/2014	24.55	9.14	8.84
F-2	2/21/2014	24.98	9.43	9.11
F-3	1/27/2017	25.03	N/A	12.06
R-1	2/1/2010	23.64	8.30	9.82
R-2	2/1/2010	23.70	8.36	9.88
R-2E	8/29/2014	24.04	8.75	8.15
R-3	2/1/2010	24.22	8.82	10.31
R-4	2/1/2010	24.61	9.15	10.66
R-5E	11/20/2015	24.85	N/A	10.84
R-5	2/1/2010	24.92	9.48	10.99
R-6	2/1/2010	25.09	9.54	11.05

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2055 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.00%	8.69%	10.46%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.95
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	5.51
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.64
Lipper Mixed-Asset Target 2055 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.15	8.32	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

17     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     18

American Funds 2050 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.15	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.72	1.48	0.78	0.75	0.47	0.39	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.49	1.19	1.04	0.74	0.54	0.44	0.39

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

19     American Funds Target Date Retirement Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$644	$251	$328	$77	$48	$40	$155	$152	$121
3 years	792	468	493	240	151	125	480	471	378
5 years	953	808	672	417	263	219	829	813	654
10 years	1,418	1,562	1,192	930	591	493	1,813	1,779	1,443

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$106	$76	$55	$45	$40		1 year	$151
3 years	331	237	173	141	125		3 years	468
5 years	574	411	302	246	219		5 years	808
10 years	1,271	918	677	555	493		10 years	1,562

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     20

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

21     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     22

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

23     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2050 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	17.43%	7.91%	9.66%	6.75%
– After taxes on distributions		16.34	6.98	8.78	N/A
– After taxes on distributions and sale of fund shares		11.15	6.11	7.70	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	22.70%	8.34%	N/A	8.04%
F-1	2/21/2014	24.62	9.16	N/A	8.85
F-2	2/21/2014	24.95	9.44	N/A	9.12
F-3	1/27/2017	24.98	N/A	N/A	12.06
R-1	2/1/2007	23.58	8.30	9.43%	6.40
R-2	2/1/2007	23.65	8.37	9.51	6.44
R-2E	8/29/2014	24.07	8.73	N/A	8.13
R-3	2/1/2007	24.16	8.82	9.94	6.87
R-4	2/1/2007	24.61	9.17	10.29	7.22
R-5E	11/20/2015	24.86	N/A	N/A	10.83
R-5	2/1/2007	24.98	9.48	10.62	7.54
R-6	7/13/2009	25.04	9.55	10.68	12.43

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2050 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	24.92%	8.69%	10.09%	6.55%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2050 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	24.99	8.15	9.35	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     24

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

25     American Funds Target Date Retirement Series / Prospectus

American Funds 2045 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.15	0.12	0.10%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.72	1.48	0.78	0.75	0.48	0.39	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.49	1.19	1.04	0.74	0.54	0.44	0.39

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$644	$251	$328	$77	$49	$40	$155	$152	$121
3 years	792	468	493	240	154	125	480	471	378
5 years	953	808	672	417	269	219	829	813	654
10 years	1,418	1,562	1,192	930	604	493	1,813	1,779	1,443

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$106	$76	$55	$45	$40		1 year	$151
3 years	331	237	173	141	125		3 years	468
5 years	574	411	302	246	219		5 years	808
10 years	1,271	918	677	555	493		10 years	1,562

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     26

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

27     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     28

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

29     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2045 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	17.24%	7.81%	9.61%	6.71%
– After taxes on distributions		16.14	6.88	8.73	N/A
– After taxes on distributions and sale of fund shares		11.05	6.03	7.66	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	22.39%	8.24%	N/A	7.95%
F-1	2/21/2014	24.26	9.05	N/A	8.76
F-2	2/21/2014	24.65	9.35	N/A	9.04
F-3	1/27/2017	24.72	N/A	N/A	11.94
R-1	2/1/2007	23.38	8.22	9.39%	6.37
R-2	2/1/2007	23.38	8.27	9.46	6.41
R-2E	8/29/2014	23.70	8.64	N/A	8.04
R-3	2/1/2007	23.91	8.73	9.89	6.84
R-4	2/1/2007	24.25	9.05	10.23	7.18
R-5E	11/20/2015	24.58	N/A	N/A	10.73
R-5	2/1/2007	24.68	9.39	10.57	7.50
R-6	7/13/2009	24.68	9.45	10.62	12.38

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2045 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	24.76%	8.62%	9.99%	6.48%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2045 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	24.66	8.12	9.44	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     30

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

31     American Funds Target Date Retirement Series / Prospectus

American Funds 2040 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.15	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.71	1.47	0.77	0.74	0.46	0.38	1.51

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	1.48	1.18	1.03	0.73	0.53	0.43	0.38

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$643	$250	$327	$76	$47	$39	$154	$151	$120
3 years	789	465	490	237	148	122	477	468	375
5 years	947	803	667	411	258	213	824	808	649
10 years	1,407	1,551	1,180	918	579	480	1,802	1,768	1,432

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$105	$75	$54	$44	$39		1 year	$150
3 years	328	233	170	138	122		3 years	465
5 years	569	406	296	241	213		5 years	803
10 years	1,259	906	665	542	480		10 years	1,551

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.
American Funds Target Date Retirement Series / Prospectus     32

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

33     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     34

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

35     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2040 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	16.85%	7.64%	9.52%	6.65%
– After taxes on distributions		15.74	6.67	8.63	N/A
– After taxes on distributions and sale of fund shares		10.82	5.88	7.57	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	22.05%	8.11%	N/A	7.82%
F-1	2/21/2014	23.96	8.91	N/A	8.61
F-2	2/21/2014	24.29	9.20	N/A	8.90
F-3	1/27/2017	24.42	N/A	N/A	11.76
R-1	2/1/2007	23.03	8.08	9.31%	6.30
R-2	2/1/2007	22.97	8.11	9.37	6.34
R-2E	8/29/2014	23.37	8.48	N/A	7.88
R-3	2/1/2007	23.53	8.57	9.80	6.78
R-4	2/1/2007	23.94	8.92	10.16	7.12
R-5E	11/20/2015	24.18	N/A	N/A	10.56
R-5	2/1/2007	24.32	9.24	10.49	7.44
R-6	7/27/2009	24.40	9.30	10.54	11.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2040 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	24.25%	8.48%	9.90%	6.49%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2040 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	23.74	7.83	9.00	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     36

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

37     American Funds Target Date Retirement Series / Prospectus

American Funds 2035 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.15	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	0.70	1.46	0.76	0.73	0.45	0.37	1.50

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	1.47	1.17	1.02	0.72	0.52	0.42	0.37

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$642	$249	$326	$75	$46	$38	$153	$150	$119
3 years	786	462	487	233	144	119	474	465	372
5 years	942	797	662	406	252	208	818	803	644
10 years	1,395	1,540	1,169	906	567	468	1,791	1,757	1,420

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$104	$74	$53	$43	$38		1 year	$149
3 years	325	230	167	135	119		3 years	462
5 years	563	401	291	235	208		5 years	797
10 years	1,248	894	653	530	468		10 years	1,540

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     38

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

39     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     40

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

41     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2035 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	15.75%	7.34%	9.32%	6.49%
– After taxes on distributions		14.64	6.36	8.41	N/A
– After taxes on distributions and sale of fund shares		10.13	5.63	7.39	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	20.94%	7.79%	N/A	7.56%
F-1	2/21/2014	22.80	8.59	N/A	8.35
F-2	2/21/2014	23.15	8.88	N/A	8.63
F-3	1/27/2017	23.21	N/A	N/A	11.31
R-1	2/1/2007	21.87	7.77	9.12%	6.15
R-2	2/1/2007	21.90	7.80	9.17	6.19
R-2E	8/29/2014	22.35	8.17	N/A	7.62
R-3	2/1/2007	22.49	8.28	9.61	6.62
R-4	2/1/2007	22.90	8.61	9.96	6.97
R-5E	11/20/2015	23.10	N/A	N/A	10.19
R-5	2/1/2007	23.21	8.92	10.28	7.28
R-6	7/13/2009	23.29	8.99	10.34	12.09

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2035 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	23.11%	8.18%	9.63%	6.36%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2035 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	22.60	7.66	8.94	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     42

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

43     American Funds Target Date Retirement Series / Prospectus

American Funds 2030 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.14	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.34	0.34	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses	0.69	1.44	0.73	0.71	0.43	0.35	1.48

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.34	0.34	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses	1.45	1.15	1.00	0.70	0.50	0.40	0.35

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$641	$247	$323	$73	$44	$36	$151	$148	$117
3 years	783	456	478	227	138	113	468	459	365
5 years	937	787	646	395	241	197	808	792	633
10 years	1,384	1,520	1,134	883	542	443	1,768	1,735	1,398

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$102	$72	$51	$41	$36		1 year	$147
3 years	318	224	160	128	113		3 years	456
5 years	552	390	280	224	197		5 years	787
10 years	1,225	871	628	505	443		10 years	1,520

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     44

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

45     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Target Date Retirement Series / Prospectus     46

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as

47     American Funds Target Date Retirement Series / Prospectus

market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     48

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2030 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	12.81%	6.45%	8.85%	6.14%
– After taxes on distributions		11.77	5.49	7.94	N/A
– After taxes on distributions and sale of fund shares		8.30	4.91	6.99	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	17.75%	6.90%	N/A	6.79%
F-1	2/21/2014	19.64	7.69	N/A	7.59
F-2	2/21/2014	19.99	7.97	N/A	7.87
F-3	1/27/2017	20.04	N/A	N/A	10.02
R-1	2/1/2007	18.73	6.86	8.66%	5.81
R-2	2/1/2007	18.74	6.92	8.71	5.85
R-2E	8/29/2014	19.18	7.25	N/A	6.77
R-3	2/1/2007	19.28	7.37	9.15	6.28
R-4	2/1/2007	19.71	7.71	9.49	6.62
R-5E	11/20/2015	19.93	N/A	N/A	9.13
R-5	2/1/2007	20.07	8.03	9.83	6.94
R-6	7/13/2009	20.06	8.07	9.88	11.61

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2030 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	21.76%	7.75%	9.26%	6.20%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2030 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	20.26	7.00	8.29	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

49     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     50

American Funds 2025 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.14	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	0.67	1.42	0.71	0.69	0.41	0.33	1.46

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	1.43	1.13	0.98	0.68	0.48	0.38	0.33

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$640	$245	$321	$70	$42	$34	$149	$146	$115
3 years	777	449	471	221	132	106	462	452	359
5 years	927	776	635	384	230	185	797	782	622
10 years	1,362	1,497	1,110	859	518	418	1,746	1,713	1,375

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$100	$69	$49	$39	$34		1 year	$145
3 years	312	218	154	122	106		3 years	449
5 years	542	379	269	213	185		5 years	776
10 years	1,201	847	604	480	418		10 years	1,497

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

51     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     52

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

53     American Funds Target Date Retirement Series / Prospectus

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Target Date Retirement Series / Prospectus     54

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

55     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2025 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	10.60%	5.47%	8.14%	5.55%
– After taxes on distributions		9.62	4.53	7.22	N/A
– After taxes on distributions and sale of fund shares		6.89	4.13	6.36	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	15.47%	5.94%	N/A	5.92%
F-1	2/21/2014	17.29	6.72	N/A	6.70
F-2	2/21/2014	17.70	7.00	N/A	6.98
F-3	1/27/2017	17.75	N/A	N/A	8.81
R-1	2/1/2007	16.48	5.92	7.94%	5.22
R-2	2/1/2007	16.55	5.95	8.00	5.25
R-2E	8/29/2014	16.83	6.31	N/A	5.88
R-3	2/1/2007	16.96	6.41	8.42	5.68
R-4	2/1/2007	17.41	6.74	8.77	6.02
R-5E	11/20/2015	17.61	N/A	N/A	8.10
R-5	2/1/2007	17.73	7.06	9.09	6.34
R-6	7/13/2009	17.85	7.12	9.15	10.80

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2025 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	19.84%	7.17%	8.76%	5.92%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2025 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	18.19	6.35	7.79	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     56

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

57     American Funds Target Date Retirement Series / Prospectus

American Funds 2020 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.10	0.14	0.12	0.09%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.65	1.40	0.69	0.67	0.39	0.31	1.44

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.16	0.11	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	1.41	1.11	0.96	0.66	0.45	0.36	0.31

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$638	$243	$319	$68	$40	$32	$147	$144	$113
3 years	771	443	465	214	125	100	456	446	353
5 years	916	766	625	373	219	174	787	771	612
10 years	1,339	1,475	1,087	835	493	393	1,724	1,691	1,352

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$98	$67	$46	$37	$32		1 year	$143
3 years	306	211	144	116	100		3 years	443
5 years	531	368	252	202	174		5 years	766
10 years	1,178	822	567	456	393		10 years	1,475

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     58

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

59     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

American Funds Target Date Retirement Series / Prospectus     60

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

61     American Funds Target Date Retirement Series / Prospectus

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     62

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2020 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	8.67%	4.76%	7.15%	4.90%
– After taxes on distributions		7.55	3.84	6.21	N/A
– After taxes on distributions and sale of fund shares		5.71	3.54	5.50	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	13.35%	5.20%	N/A	5.30%
F-1	2/21/2014	15.26	5.99	N/A	6.09
F-2	2/21/2014	15.49	6.26	N/A	6.37
F-3	1/27/2017	15.64	N/A	N/A	7.76
R-1	2/1/2007	14.37	5.18	6.97%	4.58
R-2	2/1/2007	14.37	5.22	7.03	4.62
R-2E	8/29/2014	14.69	5.57	N/A	5.22
R-3	2/1/2007	14.86	5.67	7.45	5.04
R-4	2/1/2007	15.28	5.99	7.79	5.38
R-5E	11/20/2015	15.49	N/A	N/A	7.24
R-5	2/1/2007	15.56	6.33	8.11	5.69
R-6	7/13/2009	15.58	6.37	8.17	9.69

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2020 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	18.18%	6.62%	8.16%	5.60%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2020 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	16.68	5.65	7.04	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

63     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     64

American Funds 2015 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.10	0.14	0.12	0.10%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	0.63	1.39	0.68	0.66	0.39	0.30	1.43

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.22	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	1.41	1.11	0.95	0.65	0.45	0.35	0.30

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$636	$242	$318	$67	$40	$31	$146	$144	$113
3 years	765	440	462	211	125	97	452	446	353
5 years	906	761	619	368	219	169	782	771	612
10 years	1,316	1,461	1,075	822	493	381	1,713	1,691	1,352

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$97	$66	$46	$36	$31		1 year	$142
3 years	303	208	144	113	97		3 years	440
5 years	525	362	252	197	169		5 years	761
10 years	1,166	810	567	443	381		10 years	1,461

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

65     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     66

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

67     American Funds Target Date Retirement Series / Prospectus

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Target Date Retirement Series / Prospectus     68

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

69     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2015 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	7.88%	4.24%	6.50%	4.61%
– After taxes on distributions		6.74	3.21	5.42	N/A
– After taxes on distributions and sale of fund shares		5.24	3.10	4.91	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	12.65%	4.68%	N/A	4.85%
F-1	2/21/2014	14.57	5.48	N/A	5.63
F-2	2/21/2014	14.91	5.75	N/A	5.91
F-3	1/27/2017	14.86	N/A	N/A	7.12
R-1	2/1/2007	13.63	4.67	6.32%	4.29
R-2	2/1/2007	13.70	4.72	6.38	4.34
R-2E	8/29/2014	14.09	5.09	N/A	4.79
R-3	2/1/2007	14.11	5.16	6.79	4.76
R-4	2/1/2007	14.58	5.48	7.14	5.09
R-5E	11/20/2015	14.80	N/A	N/A	6.84
R-5	2/1/2007	14.91	5.79	7.45	5.41
R-6	7/13/2009	14.94	5.85	7.51	8.94

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2015 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	16.11%	6.03%	7.51%	5.42%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2015 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	15.42	5.41	6.26	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     70

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

71     American Funds Target Date Retirement Series / Prospectus

American Funds 2010 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 101 of the prospectus and on page 102 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.11	0.15	0.13	0.10%	0.01%	0.14
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	0.64	1.40	0.69	0.67	0.39	0.30	1.43

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.22	0.17	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	1.41	1.11	0.96	0.65	0.45	0.35	0.30

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$637	$243	$319	$68	$40	$31	$146	$144	$113
3 years	768	443	465	214	125	97	452	446	353
5 years	911	766	625	373	219	169	782	771	612
10 years	1,327	1,472	1,087	835	493	381	1,713	1,691	1,352

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$98	$66	$46	$36	$31		1 year	$143
3 years	306	208	144	113	97		3 years	443
5 years	531	362	252	197	169		5 years	766
10 years	1,178	810	567	443	381		10 years	1,472

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     72

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives. For example, growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth-and-income funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

73     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

American Funds Target Date Retirement Series / Prospectus     74

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

75     American Funds Target Date Retirement Series / Prospectus

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     76

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2010 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	7.02%	3.89%	6.05%	4.31%
– After taxes on distributions		6.00	2.97	4.90	N/A
– After taxes on distributions and sale of fund shares		4.61	2.83	4.48	N/A

Share classes	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	11.65%	4.34%	N/A	4.54%
F-1	2/21/2014	13.49	5.11	N/A	5.30
F-2	2/21/2014	13.75	5.40	N/A	5.58
F-3	1/27/2017	13.92	N/A	N/A	6.66
R-1	2/1/2007	12.60	4.30	5.87%	3.99
R-2	2/1/2007	12.59	4.35	5.93	4.04
R-2E	8/29/2014	12.95	4.72	N/A	4.43
R-3	2/1/2007	13.17	4.79	6.35	4.46
R-4	2/1/2007	13.42	5.13	6.68	4.79
R-5E	11/20/2015	13.77	N/A	N/A	6.46
R-5	2/1/2007	13.87	5.43	7.01	5.11
R-6	7/13/2009	13.88	5.49	7.06	8.40

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P Target Date Through 2010 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	15.08%	5.43%	6.79%	5.15%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	8.70
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	21.51	5.51	4.97	2.84
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	4.31
Lipper Mixed-Asset Target 2010 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	14.83	5.13	6.07	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

77     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser

Bradley J. Vogt President and Trustee	9 years	Partner – Capital Research Global Investors
Michelle J. Black Senior Vice President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	6 years	Partner – Capital World Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	9 years	Partner – Capital Solutions Group
Shannon Ward Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     78

Investment objectives, strategies and risks

Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds in the series.

The investment objectives, strategies and risks of each fund are summarized below:

Each fund in the series is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity exposure after the target date has passed. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. For example, the 2065 Fund, a fund with more years before its target date, will emphasize growth more than a fund closer to (or past) its target date, such as the 2010 Fund. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. In this way, each fund seeks to balance total return and stability over time.

The investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2021.

The investment adviser anticipates that each fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the funds on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

Each fund may, from time to time, take temporary defensive positions by holding all, or a significant portion, of its assets in cash, cash equivalents or other securities that may be deemed appropriate by the fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of

79     American Funds Target Date Retirement Series / Prospectus

such holdings could negatively affect the fund's investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce the fund's magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

While it has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. Further, the fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States (including, where applicable, in emerging markets). Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income investments.

When a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. Class R-6 shares have relatively low expenses, which reduce overall fund expenses. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

Investments in each fund are subject to risks related to the investment adviser's allocation choices. The selection of the underlying funds and the allocation of the fund's assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to, or in retirement, each fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds. For investors who are further from retirement, there is a risk a fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds. For more information, please refer to “Information regarding the underlying funds” section of this prospectus.

Through the underlying funds in which it invests, the fund will, over time, have significant exposure to a range of different security types, including growth-oriented and dividend-paying common stocks and a variety of fixed income investments. Through its underlying fund investments, the fund will typically have exposure to issuers domiciled outside the United States, including issuers domiciled in emerging markets. The fund will also have exposure to issuers with a broad range of market capitalizations, including smaller capitalization issuers.

In terms of fixed income exposure, the underlying funds in which the fund invests may hold debt securities with a wide range of qualities and maturities. Through these underlying funds, the fund may have significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” Certain of the underlying funds may also hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. Those underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

An underlying fund may also hold cash or cash equivalents. The percentage of an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, an underlying fund may hold all, or a significant portion, of its assets in cash, cash equivalents or other similar securities that may be deemed appropriate by the underlying fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could negatively affect an underlying fund’s investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce an underlying fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

An underlying fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When an underlying fund invests in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which the underlying fund invests but does not bear additional management fees through the underlying fund’s investment in such Central Funds. The investment results of the portions of an underlying fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

American Funds Target Date Retirement Series / Prospectus     80

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies. Each fund will invest in some of the underlying funds for which underlying risks are listed below, but may not invest in all of them. Accordingly, not all of the principal risks listed below necessarily apply to each fund's underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

81     American Funds Target Date Retirement Series / Prospectus

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

American Funds Target Date Retirement Series / Prospectus     82

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the underlying funds and are not principal risks associated with the fund’s investment strategies. Each fund will invest in some of the underlying funds for which additional risks are listed below, but may not invest in all of them. Accordingly, not all of the additional risks listed below necessarily apply to each fund's underlying funds.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the underlying fund.

83     American Funds Target Date Retirement Series / Prospectus

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the underlying fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the underlying fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the underlying fund is unable to close out a position on a futures contract, the underlying fund would remain subject to the risk of adverse price movements until the underlying fund is able to close out the futures position. The ability of the underlying fund to successfully utilize futures contracts may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the underlying fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the underlying fund could be exposed to the risk of loss.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDSI, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap contract could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the underlying fund. If the underlying fund enters into a bilaterally negotiated swap transaction, the counterparty may fail to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the underlying fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the underlying fund’s initial investment. Certain swap transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDSI, may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a swap may result in losses to the underlying fund.

Currency transactions — In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to the underlying fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose the underlying fund to potential gains and losses in excess of the initial amount invested.

Portfolio turnover — The underlying fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the underlying fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the underlying fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the underlying fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the underlying fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the underlying fund than on a fund that is more geographically diversified.

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

American Funds Target Date Retirement Series / Prospectus     84

Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with various broad measures of market results. The S&P Target Date Style Index series (“Through” variant), a subset of the S&P Target Date Index series, comprises a set of multi-asset-class indexes, each corresponding to a particular target date. The Through variant indexes are based on funds with an asset allocation and glide path that aim to be more sensitive to longevity risk at, and beyond, the retirement date. Each index is fully investable with varying levels of exposure to the asset classes determined during an annual survey process of target date funds’ holdings. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Mixed-Asset Target Funds indexes are equally weighted indexes of funds that seek to maximize assets for retirement or other purposes with an expected time horizon. The results of the underlying funds in the indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

85     American Funds Target Date Retirement Series / Prospectus

Information regarding the underlying funds The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase or sell the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

The fund relies on the professional judgment of the investment adviser to the fund and to the underlying funds to make decisions about the underlying fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

AMCAP Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

EuroPacific Growth Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

The Growth Fund of America® The fund’s investment objective is to provide you with growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The New Economy Fund® The investment objective of the fund is long-term growth of capital.

The fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The fund may invest up to 50% of its assets in issuers based outside the United States, including those based in developing countries. The fund may also invest in the stocks of smaller capitalization companies.

New Perspective Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund® The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The fund may invest in equity securities of any company, regardless of where it is based (including developed countries), if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

American Funds Target Date Retirement Series / Prospectus     86

The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

SMALLCAP World Fund® The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Underlying funds – Growth-and-income funds

American Mutual Fund® The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The fund invests primarily in securities of issuers domiciled in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the fund are rated investment grade or better or determined by the fund’s investment adviser to be of equivalent quality.

Capital World Growth and Income Fund® The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Fundamental Investors® The fund’s investment objective is to achieve long-term growth of capital and income.

The fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the fund may invest significantly in securities of issuers domiciled outside the United States.

International Growth and Income FundSM The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The fund therefore expects to be invested in numerous countries outside the United States.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends.

The Investment Company of America® The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

87     American Funds Target Date Retirement Series / Prospectus

The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Washington Mutual Investors FundSM The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the fund’s Investment Standards and selects the fund’s investments exclusively from the issuers on the Eligible List.

Underlying funds – Equity-income funds

Capital Income Builder® The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The Income Fund of America® The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

Underlying funds – Balanced funds

American Balanced Fund® The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds Global Balanced FundSM This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical

American Funds Target Date Retirement Series / Prospectus     88

Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States.

The fund’s ability to invest in issuers outside the United States includes investing in emerging markets.

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Underlying funds – Fixed income funds

American Funds Inflation Linked Bond Fund® The fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the fund’s assets will be invested in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

The fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest in debt securities with a wide range of maturities.

The fund may also invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

American Funds Mortgage Fund® The fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the fund’s assets is invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

American High-Income Trust® The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The Bond Fund of America® The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

89     American Funds Target Date Retirement Series / Prospectus

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests a majority of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

Capital World Bond Fund® The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Intermediate Bond Fund of America® The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in its prospectus and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by other investment instruments, including derivatives. The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

American Funds Target Date Retirement Series / Prospectus     90

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

Short-Term Bond Fund of America® The fund’s investment objective is to provide you with current income, consistent with the maturity and quality standards described in its prospectus, and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents, and may be represented by other investment instruments, including derivatives). The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA– or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined by the fund’s investment adviser to be of equivalent quality.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

U.S. Government Securities Fund® The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

91     American Funds Target Date Retirement Series / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. Effective January 1, 2016, the investment adviser eliminated the management fee payable by each fund to it. Accordingly, as reflected in the "Annual fund operating expenses" table for each fund under "Fees and expenses of the fund," no management fees are paid by each fund to the investment adviser. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the series’ Investment Advisory and Service Agreement by the series' board of trustees is contained in the series' semi-annual report to shareholders for the fiscal period ended April 30, 2019.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for each fund in the series is available on our website at capitalgroup.com. A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. Where applicable, the investment decisions made by an underlying fund’s fixed income portfolio managers are informed by the investment themes discussed by the group.

American Funds Target Date Retirement Series / Prospectus     92

Portfolio management for the series Capital Research and Management Company is the investment adviser to the series. For each fund in the series, the Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which each fund invests.

The table below shows the investment industry experience and role in management for each of the series’ investment professionals.

Investment professional	Investment industry experience	Experience in this series	Role in management of the series
Bradley J. Vogt	33 years, all with Capital Research and Management Company or affiliate	9 years	Serves as a member of the Target Date Solutions Committee
Michelle J. Black	26 years in total; 19 years with Capital Research and Management Company or affiliate	1 year	Serves as a member of the Target Date Solutions Committee
David A. Hoag	33 years in total; 29 years with Capital Research and Management Company or affiliate	1 year	Serves as a member of the Target Date Solutions Committee
Joanna F. Jonsson	32 years in total; 30 years with Capital Research and Management Company or affiliate	6 years	Serves as a member of the Target Date Solutions Committee
Samir Mathur	28 years in total; 8 years with Capital Research and Management Company or affiliate	1 year	Serves as a member of the Target Date Solutions Committee
Wesley K. Phoa	27 years in total; 22 years with Capital Research and Management Company or affiliate	9 years	Serves as a member of the Target Date Solutions Committee
Shannon Ward	29 years in total; 4 years with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a member of the Target Date Solutions Committee

Information regarding the investment professionals’ compensation, their ownership of securities in the series and other accounts they manage is in the statement of additional information.

93     American Funds Target Date Retirement Series / Prospectus

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the series’ statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. These documents are available by writing to or calling American Funds Service Company.

American Funds Target Date Retirement Series / Prospectus     94

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class F shares refer to Class F-1, F-2 and F-3 shares and (ii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The series’ transfer agent, on behalf of the series and American Funds Distributors,® the series’ distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the series and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into the existing fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of each fund in the series is calculated based upon the net asset values of the underlying funds in which each fund invests. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of the fund is the value of a single share of that class. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g. the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Futures contracts are valued primarily on the basis of settlement prices. The underlying fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the underlying fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by,

95     American Funds Target Date Retirement Series / Prospectus

and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and Simple IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

American Funds Target Date Retirement Series / Prospectus     96

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other American Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine® and capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. On

97     American Funds Target Date Retirement Series / Prospectus

the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the series, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the series may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The series and American Funds Distributors reserve the right to reject any purchase order for any reason. The funds in the series are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to one or more of the funds and less efficient management of one or more funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the series or American Funds Distributors has determined could involve actual or potential harm to one or more of the funds, may be rejected.

American Funds Service Company will monitor for frequent trading in the funds’ shares, and all transactions in fund shares are subject to the right of the series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends, usually in December. Since the fund's distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the applicable fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. A fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains. Any taxable dividends and capital gain distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by a fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information.

American Funds Target Date Retirement Series / Prospectus     98

Choosing a share class The funds offer different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of a fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, your investment will be made in Class T shares).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or Class T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future; and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the fund in which you invest and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any

99     American Funds Target Date Retirement Series / Prospectus

contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

American Funds Target Date Retirement Series / Prospectus     100

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class F shares Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the

101     American Funds Target Date Retirement Series / Prospectus

trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding American Funds U.S.

American Funds Target Date Retirement Series / Prospectus     102

Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

103     American Funds Target Date Retirement Series / Prospectus

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of Class A shares through waived RMD reinvestments are not subject to sales charges. If you have any questions, ask your financial professional whether Class A shares purchased through these policies are available without a sales charge.

Waived RMD investments distributed from Class C shares will be reinvested in C shares. In addition, any contingent deferred sales change paid on Class A and Class C share distributions under this policy will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C shares and the sales charge on Class A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

American Funds Target Date Retirement Series / Prospectus     104

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·   redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

·   required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

·   death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

105     American Funds Target Date Retirement Series / Prospectus

Plans of distribution Each fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the series’ board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1 and R-4 shares
0.75%	Class R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

American Funds Target Date Retirement Series / Prospectus     106

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors provides $5 million to certain firms based on their engagement with American Funds Distributors and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

In 2019, American Funds Distributors paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

American Funds Distributors compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities; and

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide American Funds Distributors broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive up to .018% of assets under administration (excluding assets where the firm acts as a fiduciary and Class R shares). Firms may direct American Funds Distributors to exclude additional assets.

In addition to compensation through the formulas described above, American Funds Distributors provides compensation for, among other things, data (including fees to obtain information on financial professionals to better tailor training and education opportunities), account-related services, and operational improvements. American Funds Distributors estimates that in 2019 for the firms listed below, the compensation for such information and services was approximately:

Charles Schwab & Co. Inc.	$3,600,000
Commonwealth Financial Network	$50,000
Fidelity Investments	$3,200,000
LPL Financial LLC	$1,100,000
Morgan Stanley Wealth Management	$3,600,000
Northwestern Mutual Investment Services LLC	$75,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about American Funds.

American Funds Distributors pays the recordkeepers listed below up to $1 million annually for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. The amount of the payment is based on the level of services and the access provided by the recordkeeper.

Empower (Great West Life & Annuity Insurance Company)	John Hancock

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

107     American Funds Target Date Retirement Series / Prospectus

Fund expenses To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying funds.

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.10% of assets
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

American Funds Target Date Retirement Series / Prospectus     108

Financial highlights The Financial Highlights table is intended to help you understand each fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. For more information about these waivers/reimbursements, see footnotes to the Annual Fund Operating Expenses table under “Fees and expenses of the funds” in this prospectus and the series’ annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the series’ financial statements, is included in the statement of additional information, which is available upon request.

2065 Fund

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2020[6,7]	$10.00	$.05		$2.61	$2.66	$—	$12.66	26.60%[8]		$7.60%[9]				.38%[9]		.75%[9]		.67%[9]
Class C:
10/31/2020[6,7]	10.00	—	[10]	2.63	2.63	—	12.63	26.30	[8]	—	[11]	1.17	[9]	1.00	[9]	1.37	[9]	—	[9,12]
Class T:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8,13]	—	[11]	.48	[9,13]	.02	[9,13]	.39	[9,13]	.94	[9,13]
Class F-1:
10/31/2020[6,7]	10.00	.06		2.62	2.68	—	12.68	26.70	[8]	—	[11]	.47	[9]	.28	[9]	.65	[9]	.77	[9]
Class F-2:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8]	—	[11]	.27	[9]	.03	[9]	.40	[9]	.86	[9]
Class F-3:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8]	—	[11]	.30	[9]	—	[9,12]	.37	[9]	.99	[9]
Class R-1:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8,13]	—	[11]	.45	[9,13]	.06	[9,13]	.43	[9,13]	.90	[9,13]
Class R-2:
10/31/2020[6,7]	10.00	—	[10]	2.61	2.61	—	12.61	26.10	[8]	7		1.31	[9]	1.11	[9]	1.48	[9]	(.04)[9]
Class R-2E:
10/31/2020[6,7]	10.00	.02		2.62	2.64	—	12.64	26.40	[8]	1		1.01	[9]	.79	[9]	1.16	[9]	.27	[9]
Class R-3:
10/31/2020[6,7]	10.00	.03		2.61	2.64	—	12.64	26.40	[8]	8.91			[9]	.66	[9]	1.03	[9]	.45	[9]
Class R-4:
10/31/2020[6,7]	10.00	.05		2.62	2.67	—	12.67	26.70	[8]	3.57			[9]	.36	[9]	.73	[9]	.71	[9]
Class R-5E:
10/31/2020[6,7]	10.00	.07		2.61	2.68	—	12.68	26.80	[8]	3.35			[9]	.17	[9]	.54	[9]	.99	[9]
Class R-5:
10/31/2020[6,7]	10.00	.08		2.61	2.69	—	12.69	26.90	[8]	1.33			[9]	.07	[9]	.44	[9]	1.03	[9]
Class R-6:
10/31/2020[6,7]	10.00	.09		2.60	2.69	—	12.69	26.90	[8]	14.18			[9]	.04	[9]	.41	[9]	1.16	[9]

109     American Funds Target Date Retirement Series / Prospectus

2060 Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$13.16	$.15	$1.05	$1.20	$(.10)	$(.34)	$(.44)	$13.92	9.25%		$363.38%				.38%		.76%		1.15%
10/31/2019	12.14	.16	1.26	1.42	(.09)	(.31)	(.40)	13.16	12.22		232.40				.40		.79		1.27
10/31/2018	12.20	.14	(.01)	.13	(.08)	(.11)	(.19)	12.14	1.06		130.37				.37		.77		1.10
10/31/2017	10.27	.13	2.04	2.17	(.11)	(.13)	(.24)	12.20	21.55		78.40				.36		.76		1.19
10/31/2016	9.97	.13	.24	.37	(.07)	— [10]	(.07)	10.27	3.79		38.58				.35		.76		1.35
Class C:
10/31/2020	12.96	.06	1.02	1.08	(.02)	(.34)	(.36)	13.68	8.43		49		1.11		1.11		1.49		.44
10/31/2019	11.96	.06	1.26	1.32	(.01)	(.31)	(.32)	12.96	11.46		34		1.12		1.12		1.51		.51
10/31/2018	12.05	.04	— [10]	.04	(.02)	(.11)	(.13)	11.96	.25		20		1.13		1.13		1.53		.34
10/31/2017	10.18	.04	2.03	2.07	(.07)	(.13)	(.20)	12.05	20.63		13		1.20		1.16		1.56		.36
10/31/2016	9.93	.04	.25	.29	(.04)	— [10]	(.04)	10.18	2.98		5		1.32		1.15		1.56		.38
Class T:
10/31/2020	13.20	.19	1.05	1.24	(.13)	(.34)	(.47)	13.97	9.48	[13]	—	[11]	.16	[13]	.16	[13]	.54	[13]	1.45	[13]
10/31/2019	12.16	.20	1.25	1.45	(.10)	(.31)	(.41)	13.20	12.54	[13]	—	[11]	.16	[13]	.16	[13]	.55	[13]	1.58	[13]
10/31/2018	12.22	.17	(.02)	.15	(.10)	(.11)	(.21)	12.16	1.20	[13]	—	[11]	.17	[13]	.17	[13]	.57	[13]	1.36	[13]
10/31/2017[6,14]	10.94	.06	1.22	1.28	—	—	—	12.22	11.70	[8,13]	—	[11]	.18	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	13.17	.15	1.05	1.20	(.10)	(.34)	(.44)	13.93	9.24		15.38				.38		.76		1.15
10/31/2019	12.15	.15	1.27	1.42	(.09)	(.31)	(.40)	13.17	12.26		9.39				.39		.78		1.23
10/31/2018	12.21	.13	— [10]	.13	(.08)	(.11)	(.19)	12.15	1.04		5.39				.39		.79		.99
10/31/2017	10.29	.12	2.05	2.17	(.12)	(.13)	(.25)	12.21	21.55		1.45				.41		.81		1.02
10/31/2016	9.98	.12	.25	.37	(.06)	— [10]	(.06)	10.29	3.77		—	[11]	.41		.34		.75		1.14
Class F-2:
10/31/2020	13.23	.19	1.05	1.24	(.13)	(.34)	(.47)	14.00	9.52		29.10				.10		.48		1.41
10/31/2019	12.20	.18	1.27	1.45	(.11)	(.31)	(.42)	13.23	12.50		17.12				.12		.51		1.46
10/31/2018	12.25	.16	.01	.17	(.11)	(.11)	(.22)	12.20	1.32		9.13				.13		.53		1.27
10/31/2017	10.30	.15	2.05	2.20	(.12)	(.13)	(.25)	12.25	21.82		2.19				.15		.55		1.33
10/31/2016	9.98	.18	.22	.40	(.08)	— [10]	(.08)	10.30	4.03		1.44				.15		.56		1.80
Class F-3:
10/31/2020	13.21	.17	1.08	1.25	(.14)	(.34)	(.48)	13.98	9.59		1.02				.02		.40		1.27
10/31/2019	12.17	.22	1.25	1.47	(.12)	(.31)	(.43)	13.21	12.69		6.03				.03		.42		1.77
10/31/2018	12.23	.19	(.03)	.16	(.11)	(.11)	(.22)	12.17	1.28		7.04				.04		.44		1.47
10/31/2017[6,15]	10.65	.09	1.49	1.58	—	—	—	12.23	14.84	[8]	6.06			[9]	.02	[9]	.42	[9]	1.06	[9]
Class R-1:
10/31/2020	13.01	.04	1.04	1.08	(.01)	(.34)	(.35)	13.74	8.40		3		1.14		1.14		1.52		.28
10/31/2019	12.01	.07	1.26	1.33	(.02)	(.31)	(.33)	13.01	11.47		1		1.10		1.10		1.49		.60
10/31/2018	12.10	.04	— [10]	.04	(.02)	(.11)	(.13)	12.01	.27		1		1.10		1.10		1.50		.33
10/31/2017	10.21	.04	2.04	2.08	(.06)	(.13)	(.19)	12.10	20.68		1		1.17		1.14		1.54		.32
10/31/2016	9.97	.04	.26	.30	(.06)	— [10]	(.06)	10.21	3.06	[13]	—	[11]	1.28	[13]	1.08	[13]	1.49	[13]	.43	[13]
Class R-2:
10/31/2020	12.96	.06	1.02	1.08	(.02)	(.34)	(.36)	13.68	8.42		204		1.12		1.12		1.50		.44
10/31/2019	11.96	.07	1.25	1.32	(.01)	(.31)	(.32)	12.96	11.44		148		1.13		1.13		1.52		.53
10/31/2018	12.06	.04	(.01)	.03	(.02)	(.11)	(.13)	11.96	.22		92		1.14		1.14		1.54		.35
10/31/2017	10.18	.04	2.04	2.08	(.07)	(.13)	(.20)	12.06	20.71		58		1.19		1.15		1.55		.36
10/31/2016	9.93	.03	.27	.30	(.05)	— [10]	(.05)	10.18	3.03		21		1.32		1.15		1.56		.29
Class R-2E:
10/31/2020	13.04	.09	1.04	1.13	(.06)	(.34)	(.40)	13.77	8.74		40.82				.82		1.20		.71
10/31/2019	12.04	.10	1.26	1.36	(.05)	(.31)	(.36)	13.04	11.75		27.83				.83		1.22		.79
10/31/2018	12.14	.07	.01	.08	(.07)	(.11)	(.18)	12.04	.57		14.84				.84		1.24		.58
10/31/2017	10.25	.06	2.05	2.11	(.09)	(.13)	(.22)	12.14	20.94		5.85				.82		1.22		.52
10/31/2016	9.98	.05	.29	.34	(.07)	— [10]	(.07)	10.25	3.47		—	[11]	.93		.82		1.23		.53
Class R-3:
10/31/2020	13.08	.11	1.04	1.15	(.07)	(.34)	(.41)	13.82	8.91		236.67				.67		1.05		.86
10/31/2019	12.07	.12	1.26	1.38	(.06)	(.31)	(.37)	13.08	11.91		158.68				.68		1.07		.96
10/31/2018	12.15	.10	(.01)	.09	(.06)	(.11)	(.17)	12.07	.69		91.69				.69		1.09		.77
10/31/2017	10.23	.09	2.05	2.14	(.09)	(.13)	(.22)	12.15	21.25		49.74				.70		1.10		.79
10/31/2016	9.95	.07	.27	.34	(.06)	— [10]	(.06)	10.23	3.44		19.90				.72		1.13		.69
Class R-4:
10/31/2020	13.16	.16	1.04	1.20	(.10)	(.34)	(.44)	13.92	9.27		285.37				.37		.75		1.17
10/31/2019	12.13	.16	1.27	1.43	(.09)	(.31)	(.40)	13.16	12.30		190.38				.38		.77		1.25
10/31/2018	12.20	.14	(.01)	.13	(.09)	(.11)	(.20)	12.13	.98		105.39				.39		.79		1.07
10/31/2017	10.27	.12	2.05	2.17	(.11)	(.13)	(.24)	12.20	21.57		57.43				.40		.80		1.04
10/31/2016	9.97	.10	.27	.37	(.07)	— [10]	(.07)	10.27	3.73		16.55				.40		.81		1.02

American Funds Target Date Retirement Series / Prospectus     110

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$13.18	$.19	$1.05	$1.24	$(.13)	$(.34)	$(.47)	$13.95	9.50%	$116.17%		.17%	.55%	1.41%
10/31/2019	12.16	.18	1.26	1.44	(.11)	(.31)	(.42)	13.18	12.43	75.17		.17	.56	1.39
10/31/2018	12.22	.15	.01	.16	(.11)	(.11)	(.22)	12.16	1.22	27.18		.18	.58	1.21
10/31/2017	10.28	.13	2.06	2.19	(.12)	(.13)	(.25)	12.22	21.79	7.22		.19	.59	1.13
10/31/2016[6,16]	10.02	.10	.24	.34	(.08)	— [10]	(.08)	10.28	3.41 [8]	1.24	[9]	.21 [9]	.62 [9]	1.01 [9]
Class R-5:
10/31/2020	13.25	.20	1.06	1.26	(.14)	(.34)	(.48)	14.03	9.60	66.07		.07	.45	1.51
10/31/2019	12.21	.20	1.26	1.46	(.11)	(.31)	(.42)	13.25	12.59	48.08		.08	.47	1.61
10/31/2018	12.26	.18	(.01)	.17	(.11)	(.11)	(.22)	12.21	1.31	35.10		.10	.50	1.38
10/31/2017	10.31	.14	2.07	2.21	(.13)	(.13)	(.26)	12.26	21.90	47.13		.09	.49	1.25
10/31/2016	9.99	.12	.27	.39	(.07)	— [10]	(.07)	10.31	4.02	8.23		.10	.51	1.22
Class R-6:
10/31/2020	13.26	.20	1.06	1.26	(.14)	(.34)	(.48)	14.04	9.64	1,888.02		.02	.40	1.48
10/31/2019	12.22	.20	1.27	1.47	(.12)	(.31)	(.43)	13.26	12.64	1,069.03		.03	.42	1.57
10/31/2018	12.27	.18	(.01)	.17	(.11)	(.11)	(.22)	12.22	1.36	477.04		.04	.44	1.41
10/31/2017	10.32	.15	2.06	2.21	(.13)	(.13)	(.26)	12.27	21.90	186.08		.05	.45	1.29
10/31/2016	9.99	.13	.28	.41	(.08)	— [10]	(.08)	10.32	4.13	25.20		.05	.46	1.32
111     American Funds Target Date Retirement Series / Prospectus

2055 Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$19.83	$.24	$1.58	$1.82	$(.17)	$(.63)	$(.80)	$20.85	9.27%		$752.35%				.35%		.73%		1.21%
10/31/2019	18.45	.25	1.88	2.13	(.15)	(.60)	(.75)	19.83	12.31		581.36				.36		.75		1.33
10/31/2018	18.66	.22	(.02)	.20	(.14)	(.27)	(.41)	18.45	1.02		431.34				.34		.74		1.16
10/31/2017	15.82	.22	3.12	3.34	(.13)	(.37)	(.50)	18.66	21.70		369.34				.34		.74		1.28
10/31/2016	15.86	.18	.39	.57	(.11)	(.50)	(.61)	15.82	3.78		268.37				.36		.77		1.20
Class C:
10/31/2020	19.42	.09	1.55	1.64	(.04)	(.63)	(.67)	20.39	8.51		71		1.09		1.09		1.47		.48
10/31/2019	18.09	.11	1.85	1.96	(.03)	(.60)	(.63)	19.42	11.43		57		1.11		1.11		1.50		.58
10/31/2018	18.32	.07	(.01)	.06	(.02)	(.27)	(.29)	18.09	.29		42		1.11		1.11		1.51		.39
10/31/2017	15.58	.08	3.07	3.15	(.04)	(.37)	(.41)	18.32	20.66		35		1.13		1.13		1.53		.45
10/31/2016	15.67	.06	.39	.45	(.04)	(.50)	(.54)	15.58	3.01		21		1.15		1.14		1.55		.37
Class T:
10/31/2020	19.85	.29	1.58	1.87	(.20)	(.63)	(.83)	20.89	9.56	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.46	[13]
10/31/2019	18.47	.30	1.87	2.17	(.19)	(.60)	(.79)	19.85	12.52	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.60	[13]
10/31/2018	18.68	.27	(.04)	.23	(.17)	(.27)	(.44)	18.47	1.21	[13]	—	[11]	.14	[13]	.14	[13]	.54	[13]	1.39	[13]
10/31/2017[6,14]	16.72	.10	1.86	1.96	—	—	—	18.68	11.72	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	19.71	.23	1.58	1.81	(.16)	(.63)	(.79)	20.73	9.30		34.37				.37		.75		1.17
10/31/2019	18.36	.25	1.86	2.11	(.16)	(.60)	(.76)	19.71	12.24		22.38				.38		.77		1.33
10/31/2018	18.58	.21	(.01)	.20	(.15)	(.27)	(.42)	18.36	1.02		18.37				.37		.77		1.07
10/31/2017	15.78	.17	3.15	3.32	(.15)	(.37)	(.52)	18.58	21.64		9.37				.37		.77		.98
10/31/2016	15.84	.17	.39	.56	(.12)	(.50)	(.62)	15.78	3.72		1.40				.39		.80		1.14
Class F-2:
10/31/2020	19.85	.29	1.59	1.88	(.21)	(.63)	(.84)	20.89	9.61		33.10				.10		.48		1.47
10/31/2019	18.48	.29	1.88	2.17	(.20)	(.60)	(.80)	19.85	12.55		24.10				.10		.49		1.55
10/31/2018	18.69	.25	(.01)	.24	(.18)	(.27)	(.45)	18.48	1.24		14.11				.11		.51		1.28
10/31/2017	15.85	.24	3.14	3.38	(.17)	(.37)	(.54)	18.69	21.92		4.12				.12		.52		1.40
10/31/2016	15.88	.20	.41	.61	(.14)	(.50)	(.64)	15.85	4.04		1.14				.13		.54		1.31
Class F-3:
10/31/2020	19.89	.31	1.59	1.90	(.23)	(.63)	(.86)	20.93	9.67		7.01				.01		.39		1.57
10/31/2019	18.51	.32	1.87	2.19	(.21)	(.60)	(.81)	19.89	12.65		6.02				.02		.41		1.70
10/31/2018	18.70	.28	(.01)	.27	(.19)	(.27)	(.46)	18.51	1.41		5.01				.01		.41		1.44
10/31/2017[6,15]	16.29	.06	2.35	2.41	—	—	—	18.70	14.79	[8]	1.02			[9]	.02	[9]	.42	[9]	.45	[9]
Class R-1:
10/31/2020	19.34	.08	1.54	1.62	(.02)	(.63)	(.65)	20.31	8.44		5		1.14		1.14		1.52		.42
10/31/2019	18.03	.10	1.84	1.94	(.03)	(.60)	(.63)	19.34	11.36		4		1.14		1.14		1.53		.57
10/31/2018	18.25	.07	(.01)	.06	(.01)	(.27)	(.28)	18.03	.27		4		1.14		1.14		1.54		.35
10/31/2017	15.49	.08	3.05	3.13	— [10]	(.37)	(.37)	18.25	20.63		2		1.15		1.15		1.55		.46
10/31/2016	15.55	.06	.38	.44	—	(.50)	(.50)	15.49	2.98		2		1.20		1.18		1.59		.37
Class R-2:
10/31/2020	19.35	.09	1.54	1.63	(.03)	(.63)	(.66)	20.32	8.49		438		1.12		1.12		1.50		.48
10/31/2019	18.02	.11	1.84	1.95	(.02)	(.60)	(.62)	19.35	11.42		379		1.11		1.11		1.50		.60
10/31/2018	18.25	.08	(.02)	.06	(.02)	(.27)	(.29)	18.02	.29		306		1.12		1.12		1.52		.41
10/31/2017	15.51	.08	3.06	3.14	(.03)	(.37)	(.40)	18.25	20.69		267		1.12		1.12		1.52		.48
10/31/2016	15.58	.07	.37	.44	(.01)	(.50)	(.51)	15.51	2.99		175		1.14		1.13		1.54		.43
Class R-2E:
10/31/2020	19.50	.15	1.55	1.70	(.10)	(.63)	(.73)	20.47	8.79		98.81				.81		1.19		.75
10/31/2019	18.17	.15	1.87	2.02	(.09)	(.60)	(.69)	19.50	11.81		74.81				.81		1.20		.83
10/31/2018	18.44	.12	(.01)	.11	(.11)	(.27)	(.38)	18.17	.52		44.81				.81		1.21		.63
10/31/2017	15.69	.09	3.14	3.23	(.11)	(.37)	(.48)	18.44	21.10		22.81				.81		1.21		.51
10/31/2016	15.83	.07	.43	.50	(.14)	(.50)	(.64)	15.69	3.35		4.82				.82		1.23		.43
Class R-3:
10/31/2020	19.59	.18	1.56	1.74	(.11)	(.63)	(.74)	20.59	8.98		578.67				.67		1.05		.91
10/31/2019	18.24	.19	1.86	2.05	(.10)	(.60)	(.70)	19.59	11.92		478.67				.67		1.06		1.03
10/31/2018	18.46	.16	(.02)	.14	(.09)	(.27)	(.36)	18.24	.70		367.67				.67		1.07		.83
10/31/2017	15.67	.16	3.09	3.25	(.09)	(.37)	(.46)	18.46	21.27		304.67				.67		1.07		.92
10/31/2016	15.72	.13	.38	.51	(.06)	(.50)	(.56)	15.67	3.44		187.73				.71		1.12		.83
Class R-4:
10/31/2020	19.78	.24	1.59	1.83	(.17)	(.63)	(.80)	20.81	9.34		804.36				.36		.74		1.22
10/31/2019	18.41	.25	1.87	2.12	(.15)	(.60)	(.75)	19.78	12.27		653.36				.36		.75		1.30
10/31/2018	18.62	.22	(.02)	.20	(.14)	(.27)	(.41)	18.41	1.01		444.37				.37		.77		1.12
10/31/2017	15.80	.20	3.12	3.32	(.13)	(.37)	(.50)	18.62	21.60		353.36				.36		.76		1.16
10/31/2016	15.85	.17	.39	.56	(.11)	(.50)	(.61)	15.80	3.73		183.41				.40		.81		1.13

American Funds Target Date Retirement Series / Prospectus     112

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$19.78	$.29	$1.57	$1.86	$(.20)	$(.63)	$(.83)	$20.81	9.53%	$291.16%		.16%	.54%	1.46%
10/31/2019	18.42	.28	1.87	2.15	(.19)	(.60)	(.79)	19.78	12.48	228.16		.16	.55	1.50
10/31/2018	18.63	.25	(.01)	.24	(.18)	(.27)	(.45)	18.42	1.23	131.16		.16	.56	1.29
10/31/2017	15.81	.23	3.13	3.36	(.17)	(.37)	(.54)	18.63	21.85	40.16		.16	.56	1.33
10/31/2016[6,16]	15.95	.15	.36	.51	(.15)	(.50)	(.65)	15.81	3.40 [8]	10.17	[9]	.17 [9]	.58 [9]	1.03 [9]
Class R-5:
10/31/2020	20.00	.32	1.59	1.91	(.22)	(.63)	(.85)	21.06	9.66	203.06		.06	.44	1.60
10/31/2019	18.61	.32	1.87	2.19	(.20)	(.60)	(.80)	20.00	12.58	209.07		.07	.46	1.67
10/31/2018	18.81	.28	(.03)	.25	(.18)	(.27)	(.45)	18.61	1.30	193.07		.07	.47	1.44
10/31/2017	15.94	.25	3.16	3.41	(.17)	(.37)	(.54)	18.81	22.02	228.07		.07	.47	1.41
10/31/2016	15.97	.22	.39	.61	(.14)	(.50)	(.64)	15.94	4.06	87.10		.09	.50	1.41
Class R-6:
10/31/2020	20.03	.31	1.61	1.92	(.23)	(.63)	(.86)	21.09	9.70	4,709.01		.01	.39	1.51
10/31/2019	18.64	.31	1.89	2.20	(.21)	(.60)	(.81)	20.03	12.62	3,140.02		.02	.41	1.62
10/31/2018	18.83	.28	(.01)	.27	(.19)	(.27)	(.46)	18.64	1.39	1,711.02		.02	.42	1.44
10/31/2017	15.96	.26	3.16	3.42	(.18)	(.37)	(.55)	18.83	22.04	822.02		.02	.42	1.47
10/31/2016	15.99	.23	.39	.62	(.15)	(.50)	(.65)	15.96	4.10	255.05		.04	.45	1.51

113     American Funds Target Date Retirement Series / Prospectus

2050 Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.88	$.20	$1.27	$1.47	$(.14)	$(.54)	$(.68)	$16.67	9.36%		$1,334.34%				.34%		.72%		1.24%
10/31/2019	14.83	.20	1.50	1.70	(.13)	(.52)	(.65)	15.88	12.23		1,109.36				.36		.75		1.34
10/31/2018	15.02	.18	(.01)	.17	(.12)	(.24)	(.36)	14.83	1.06		872.34				.34		.74		1.17
10/31/2017	12.78	.18	2.51	2.69	(.12)	(.33)	(.45)	15.02	21.66		773.34				.34		.74		1.29
10/31/2016	12.91	.15	.31	.46	(.08)	(.51)	(.59)	12.78	3.76		588.37				.35		.76		1.22
Class C:
10/31/2020	15.51	.08	1.24	1.32	(.04)	(.54)	(.58)	16.25	8.57		113		1.09		1.09		1.47		.48
10/31/2019	14.49	.09	1.48	1.57	(.03)	(.52)	(.55)	15.51	11.47		91		1.10		1.10		1.49		.59
10/31/2018	14.71	.06	(.02)	.04	(.02)	(.24)	(.26)	14.49	.23		68		1.11		1.11		1.51		.39
10/31/2017	12.55	.06	2.48	2.54	(.05)	(.33)	(.38)	14.71	20.77		54		1.12		1.12		1.52		.45
10/31/2016	12.74	.05	.30	.35	(.03)	(.51)	(.54)	12.55	2.93		32		1.14		1.13		1.54		.39
Class T:
10/31/2020	15.90	.23	1.28	1.51	(.17)	(.54)	(.71)	16.70	9.62	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.46	[13]
10/31/2019	14.84	.24	1.50	1.74	(.16)	(.52)	(.68)	15.90	12.52	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.60	[13]
10/31/2018	15.04	.22	(.03)	.19	(.15)	(.24)	(.39)	14.84	1.19	[13]	—	[11]	.14	[13]	.14	[13]	.54	[13]	1.39	[13]
10/31/2017[6,14]	13.46	.08	1.50	1.58	—	—	—	15.04	11.74	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	15.78	.19	1.27	1.46	(.14)	(.54)	(.68)	16.56	9.35		49.37				.37		.75		1.18
10/31/2019	14.74	.19	1.50	1.69	(.13)	(.52)	(.65)	15.78	12.27		34.38				.38		.77		1.30
10/31/2018	14.94	.17	(.01)	.16	(.12)	(.24)	(.36)	14.74	1.02		25.37				.37		.77		1.08
10/31/2017	12.74	.14	2.52	2.66	(.13)	(.33)	(.46)	14.94	21.58		14.37				.37		.77		1.04
10/31/2016	12.87	.14	.32	.46	(.08)	(.51)	(.59)	12.74	3.79		2.39				.38		.79		1.10
Class F-2:
10/31/2020	15.89	.23	1.28	1.51	(.18)	(.54)	(.72)	16.68	9.61		60.09				.09		.47		1.46
10/31/2019	14.83	.23	1.51	1.74	(.16)	(.52)	(.68)	15.89	12.60		44.10				.10		.49		1.52
10/31/2018	15.03	.21	(.02)	.19	(.15)	(.24)	(.39)	14.83	1.22		30.11				.11		.51		1.34
10/31/2017	12.79	.20	2.52	2.72	(.15)	(.33)	(.48)	15.03	21.94		12.11				.11		.51		1.42
10/31/2016	12.92	.18	.31	.49	(.11)	(.51)	(.62)	12.79	4.04		5.13				.12		.53		1.43
Class F-3:
10/31/2020	15.93	.30	1.23	1.53	(.19)	(.54)	(.73)	16.73	9.74		4.01				.01		.39		1.87
10/31/2019	14.87	.24	1.52	1.76	(.18)	(.52)	(.70)	15.93	12.66		9.01				.01		.40		1.56
10/31/2018	15.05	.21	.01	.22	(.16)	(.24)	(.40)	14.87	1.41		3.01				.01		.41		1.32
10/31/2017[6,15]	13.11	.12	1.82	1.94	—	—	—	15.05	14.80	[8]	—	[11]	.02	[9]	.01	[9]	.41	[9]	1.09	[9]
Class R-1:
10/31/2020	15.49	.07	1.23	1.30	(.01)	(.54)	(.55)	16.24	8.46		14		1.14		1.14		1.52		.44
10/31/2019	14.46	.09	1.48	1.57	(.02)	(.52)	(.54)	15.49	11.46		12		1.13		1.13		1.52		.58
10/31/2018	14.67	.06	(.02)	.04	(.01)	(.24)	(.25)	14.46	.18		11		1.14		1.14		1.54		.37
10/31/2017	12.49	.07	2.46	2.53	(.02)	(.33)	(.35)	14.67	20.75		10		1.14		1.14		1.54		.50
10/31/2016	12.65	.05	.30	.35	—	(.51)	(.51)	12.49	2.92		8		1.18		1.16		1.57		.43
Class R-2:
10/31/2020	15.49	.07	1.24	1.31	(.03)	(.54)	(.57)	16.23	8.52		680		1.11		1.11		1.49		.48
10/31/2019	14.47	.09	1.47	1.56	(.02)	(.52)	(.54)	15.49	11.40		598		1.11		1.11		1.50		.61
10/31/2018	14.68	.06	(.01)	.05	(.02)	(.24)	(.26)	14.47	.26		498		1.11		1.11		1.51		.41
10/31/2017	12.51	.07	2.46	2.53	(.03)	(.33)	(.36)	14.68	20.74		460		1.10		1.10		1.50		.51
10/31/2016	12.66	.06	.30	.36	—	(.51)	(.51)	12.51	3.00		338		1.13		1.12		1.53		.46
Class R-2E:
10/31/2020	15.59	.12	1.25	1.37	(.08)	(.54)	(.62)	16.34	8.85		163.81				.81		1.19		.77
10/31/2019	14.58	.13	1.47	1.60	(.07)	(.52)	(.59)	15.59	11.70		136.81				.81		1.20		.86
10/31/2018	14.81	.10	— [10]	.10	(.09)	(.24)	(.33)	14.58	.59		94.81				.81		1.21		.64
10/31/2017	12.64	.08	2.52	2.60	(.10)	(.33)	(.43)	14.81	21.15		54.80				.80		1.20		.55
10/31/2016	12.86	.05	.35	.40	(.11)	(.51)	(.62)	12.64	3.27		11.81				.81		1.22		.42
Class R-3:
10/31/2020	15.68	.15	1.24	1.39	(.09)	(.54)	(.63)	16.44	8.98		1,017.66				.66		1.04		.93
10/31/2019	14.64	.16	1.48	1.64	(.08)	(.52)	(.60)	15.68	11.93		896.66				.66		1.05		1.04
10/31/2018	14.84	.13	(.01)	.12	(.08)	(.24)	(.32)	14.64	.73		727.67				.67		1.07		.85
10/31/2017	12.64	.13	2.48	2.61	(.08)	(.33)	(.41)	14.84	21.24		650.66				.66		1.06		.94
10/31/2016	12.78	.11	.30	.41	(.04)	(.51)	(.55)	12.64	3.42		441.71				.70		1.11		.87
Class R-4:
10/31/2020	15.84	.20	1.26	1.46	(.14)	(.54)	(.68)	16.62	9.32		1,306.36				.36		.74		1.23
10/31/2019	14.78	.20	1.50	1.70	(.12)	(.52)	(.64)	15.84	12.31		1,113.36				.36		.75		1.32
10/31/2018	14.98	.18	(.02)	.16	(.12)	(.24)	(.36)	14.78	1.00		842.37				.37		.77		1.14
10/31/2017	12.75	.16	2.52	2.68	(.12)	(.33)	(.45)	14.98	21.64		747.36				.36		.76		1.19
10/31/2016	12.89	.14	.31	.45	(.08)	(.51)	(.59)	12.75	3.70		417.40				.38		.79		1.15

American Funds Target Date Retirement Series / Prospectus     114

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$15.84	$.23	$1.27	$1.50	$(.17)	$(.54)	$(.71)	$16.63	9.58%	$500.16%		.16%	.54%	1.47%
10/31/2019	14.80	.22	1.50	1.72	(.16)	(.52)	(.68)	15.84	12.45	423.16		.16	.55	1.46
10/31/2018	14.99	.20	— [10]	.20	(.15)	(.24)	(.39)	14.80	1.26	227.15		.15	.55	1.26
10/31/2017	12.76	.19	2.51	2.70	(.14)	(.33)	(.47)	14.99	21.89	80.15		.15	.55	1.35
10/31/2016[6,16]	12.98	.12	.29	.41	(.12)	(.51)	(.63)	12.76	3.36 [8]	26.17	[9]	.17 [9]	.58 [9]	1.03 [9]
Class R-5:
10/31/2020	16.03	.26	1.27	1.53	(.18)	(.54)	(.72)	16.84	9.68	317.06		.06	.44	1.61
10/31/2019	14.96	.26	1.50	1.76	(.17)	(.52)	(.69)	16.03	12.58	351.06		.06	.45	1.69
10/31/2018	15.14	.23	(.01)	.22	(.16)	(.24)	(.40)	14.96	1.36	357.07		.07	.47	1.48
10/31/2017	12.88	.20	2.54	2.74	(.15)	(.33)	(.48)	15.14	21.96	487.06		.06	.46	1.45
10/31/2016	13.00	.18	.32	.50	(.11)	(.51)	(.62)	12.88	4.08	216.09		.08	.49	1.44
Class R-6:
10/31/2020	15.98	.25	1.29	1.54	(.19)	(.54)	(.73)	16.79	9.76	8,138.01		.01	.39	1.53
10/31/2019	14.92	.25	1.51	1.76	(.18)	(.52)	(.70)	15.98	12.61	5,959.01		.01	.40	1.63
10/31/2018	15.10	.23	(.01)	.22	(.16)	(.24)	(.40)	14.92	1.41	3,578.01		.01	.41	1.45
10/31/2017	12.85	.21	2.52	2.73	(.15)	(.33)	(.48)	15.10	21.98	2,004.02		.02	.42	1.49
10/31/2016	12.97	.19	.32	.51	(.12)	(.51)	(.63)	12.85	4.15	781.04		.02	.43	1.50

115     American Funds Target Date Retirement Series / Prospectus

2045 Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$16.20	$.21	$1.25	$1.46	$(.16)	$(.54)	$(.70)	$16.96	9.14%		$1,507.34%				.34%		.72%		1.29%
10/31/2019	15.13	.21	1.53	1.74	(.14)	(.53)	(.67)	16.20	12.30		1,254.35				.35		.74		1.40
10/31/2018	15.34	.19	(.05)	.14	(.12)	(.23)	(.35)	15.13	.92		998.33				.33		.72		1.22
10/31/2017	13.07	.18	2.54	2.72	(.12)	(.33)	(.45)	15.34	21.46		908.33				.33		.73		1.31
10/31/2016	13.19	.16	.31	.47	(.08)	(.51)	(.59)	13.07	3.76		688.36				.34		.75		1.24
Class C:
10/31/2020	15.83	.09	1.22	1.31	(.05)	(.54)	(.59)	16.55	8.39		117		1.09		1.09		1.47		.55
10/31/2019	14.80	.10	1.50	1.60	(.04)	(.53)	(.57)	15.83	11.43		98		1.10		1.10		1.49		.63
10/31/2018	15.04	.07	(.05)	.02	(.03)	(.23)	(.26)	14.80	.10		74		1.10		1.10		1.49		.44
10/31/2017	12.85	.07	2.50	2.57	(.05)	(.33)	(.38)	15.04	20.53		63		1.12		1.12		1.52		.48
10/31/2016	13.03	.05	.31	.36	(.03)	(.51)	(.54)	12.85	2.92		39		1.14		1.12		1.53		.39
Class T:
10/31/2020	16.21	.25	1.25	1.50	(.19)	(.54)	(.73)	16.98	9.39	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.52	[13]
10/31/2019	15.15	.25	1.51	1.76	(.17)	(.53)	(.70)	16.21	12.45	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.65	[13]
10/31/2018	15.36	.23	(.06)	.17	(.15)	(.23)	(.38)	15.15	1.12	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.43	[13]
10/31/2017[6,14]	13.76	.08	1.52	1.60	—	—	—	15.36	11.63	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.98	[9,13]
Class F-1:
10/31/2020	16.09	.20	1.25	1.45	(.15)	(.54)	(.69)	16.85	9.18		57.37				.37		.75		1.24
10/31/2019	15.05	.20	1.52	1.72	(.15)	(.53)	(.68)	16.09	12.19		43.38				.38		.77		1.34
10/31/2018	15.27	.18	(.04)	.14	(.13)	(.23)	(.36)	15.05	.89		30.37				.37		.76		1.12
10/31/2017	13.04	.15	2.55	2.70	(.14)	(.33)	(.47)	15.27	21.38		16.37				.37		.77		1.02
10/31/2016	13.16	.13	.34	.47	(.08)	(.51)	(.59)	13.04	3.77		2.38				.37		.78		1.05
Class F-2:
10/31/2020	16.22	.25	1.26	1.51	(.20)	(.54)	(.74)	16.99	9.44		77.10				.10		.48		1.54
10/31/2019	15.16	.25	1.52	1.77	(.18)	(.53)	(.71)	16.22	12.55		58.10				.10		.49		1.59
10/31/2018	15.37	.21	(.03)	.18	(.16)	(.23)	(.39)	15.16	1.16		32.10				.10		.49		1.33
10/31/2017	13.10	.20	2.55	2.75	(.15)	(.33)	(.48)	15.37	21.70		9.11				.11		.51		1.40
10/31/2016	13.22	.18	.32	.50	(.11)	(.51)	(.62)	13.10	3.99		3.12				.11		.52		1.38
Class F-3:
10/31/2020	16.23	.25	1.28	1.53	(.21)	(.54)	(.75)	17.01	9.57		5.01				.01		.39		1.54
10/31/2019	15.17	.27	1.51	1.78	(.19)	(.53)	(.72)	16.23	12.59		3.01				.01		.40		1.73
10/31/2018	15.37	.24	(.04)	.20	(.17)	(.23)	(.40)	15.17	1.27		2.01				.01		.40		1.51
10/31/2017[6,15]	13.40	.13	1.84	1.97	—	—	—	15.37	14.70	[8]	1.02			[9]	.01	[9]	.41	[9]	1.14	[9]
Class R-1:
10/31/2020	15.81	.07	1.23	1.30	(.04)	(.54)	(.58)	16.53	8.30		17		1.13		1.13		1.51		.47
10/31/2019	14.78	.09	1.49	1.58	(.02)	(.53)	(.55)	15.81	11.34		13		1.13		1.13		1.52		.62
10/31/2018	15.01	.06	(.04)	.02	(.02)	(.23)	(.25)	14.78	.13		11		1.13		1.13		1.52		.41
10/31/2017	12.79	.08	2.48	2.56	(.01)	(.33)	(.34)	15.01	20.46		9		1.14		1.14		1.54		.55
10/31/2016	12.94	.05	.31	.36	—	(.51)	(.51)	12.79	2.91		9		1.18		1.16		1.57		.42
Class R-2:
10/31/2020	15.75	.09	1.20	1.29	(.04)	(.54)	(.58)	16.46	8.30		859		1.11		1.11		1.49		.55
10/31/2019	14.72	.10	1.49	1.59	(.03)	(.53)	(.56)	15.75	11.43		784		1.11		1.11		1.50		.66
10/31/2018	14.95	.07	(.05)	.02	(.02)	(.23)	(.25)	14.72	.13		665		1.11		1.11		1.50		.45
10/31/2017	12.76	.07	2.49	2.56	(.04)	(.33)	(.37)	14.95	20.53		622		1.10		1.10		1.50		.53
10/31/2016	12.90	.06	.31	.37	—	(.51)	(.51)	12.76	2.99		455		1.13		1.12		1.53		.47
Class R-2E:
10/31/2020	15.90	.13	1.23	1.36	(.09)	(.54)	(.63)	16.63	8.68		241.81				.81		1.19		.83
10/31/2019	14.87	.14	1.50	1.64	(.08)	(.53)	(.61)	15.90	11.73		212.81				.81		1.20		.91
10/31/2018	15.14	.11	(.04)	.07	(.11)	(.23)	(.34)	14.87	.43		151.81				.81		1.20		.71
10/31/2017	12.94	.08	2.55	2.63	(.10)	(.33)	(.43)	15.14	20.92		103.80				.80		1.20		.59
10/31/2016	13.15	.06	.35	.41	(.11)	(.51)	(.62)	12.94	3.29		19.81				.81		1.22		.44
Class R-3:
10/31/2020	15.97	.16	1.23	1.39	(.11)	(.54)	(.65)	16.71	8.83		1,143.66				.66		1.04		.99
10/31/2019	14.93	.17	1.49	1.66	(.09)	(.53)	(.62)	15.97	11.86		1,027.66				.66		1.05		1.10
10/31/2018	15.15	.14	(.05)	.09	(.08)	(.23)	(.31)	14.93	.59		857.66				.66		1.05		.89
10/31/2017	12.92	.13	2.52	2.65	(.09)	(.33)	(.42)	15.15	21.06		794.66				.66		1.06		.97
10/31/2016	13.05	.11	.32	.43	(.05)	(.51)	(.56)	12.92	3.41		535.71				.70		1.11		.88
Class R-4:
10/31/2020	16.15	.21	1.24	1.45	(.15)	(.54)	(.69)	16.91	9.15		1,544.36				.36		.74		1.29
10/31/2019	15.09	.21	1.52	1.73	(.14)	(.53)	(.67)	16.15	12.23		1,363.36				.36		.75		1.37
10/31/2018	15.31	.19	(.06)	.13	(.12)	(.23)	(.35)	15.09	.86		1,020.36				.36		.75		1.18
10/31/2017	13.05	.17	2.54	2.71	(.12)	(.33)	(.45)	15.31	21.42		930.36				.36		.76		1.21
10/31/2016	13.17	.15	.32	.47	(.08)	(.51)	(.59)	13.05	3.78		522.39				.38		.79		1.17
American Funds Target Date Retirement Series / Prospectus     116

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$16.15	$.25	$1.23	$1.48	$(.18)	$(.54)	$(.72)	$16.91	9.34%	$602.16%		.16%	.54%	1.55%
10/31/2019	15.10	.23	1.53	1.76	(.18)	(.53)	(.71)	16.15	12.46	531.16		.16	.55	1.52
10/31/2018	15.31	.20	(.02)	.18	(.16)	(.23)	(.39)	15.10	1.14	301.15		.15	.54	1.28
10/31/2017	13.05	.20	2.54	2.74	(.15)	(.33)	(.48)	15.31	21.67	79.15		.15	.55	1.39
10/31/2016[6,16]	13.26	.13	.29	.42	(.12)	(.51)	(.63)	13.05	3.37 [8]	30.17	[9]	.17 [9]	.58 [9]	1.06 [9]
Class R-5:
10/31/2020	16.36	.27	1.26	1.53	(.20)	(.54)	(.74)	17.15	9.50	361.06		.06	.44	1.67
10/31/2019	15.28	.27	1.52	1.79	(.18)	(.53)	(.71)	16.36	12.57	395.06		.06	.45	1.75
10/31/2018	15.48	.24	(.05)	.19	(.16)	(.23)	(.39)	15.28	1.21	417.07		.07	.46	1.49
10/31/2017	13.18	.21	2.58	2.79	(.16)	(.33)	(.49)	15.48	21.82	614.06		.06	.46	1.47
10/31/2016	13.30	.19	.31	.50	(.11)	(.51)	(.62)	13.18	3.99	255.09		.08	.49	1.47
Class R-6:
10/31/2020	16.30	.26	1.27	1.53	(.21)	(.54)	(.75)	17.08	9.53	9,561.01		.01	.39	1.59
10/31/2019	15.23	.26	1.53	1.79	(.19)	(.53)	(.72)	16.30	12.61	7,082.01		.01	.40	1.69
10/31/2018	15.43	.24	(.04)	.20	(.17)	(.23)	(.40)	15.23	1.27	4,328.01		.01	.40	1.50
10/31/2017	13.14	.22	2.56	2.78	(.16)	(.33)	(.49)	15.43	21.85	2,392.01		.01	.41	1.54
10/31/2016	13.26	.20	.31	.51	(.12)	(.51)	(.63)	13.14	4.05	983.03		.02	.43	1.54

117     American Funds Target Date Retirement Series / Prospectus

2040 Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.92	$.22	$1.19	$1.41	$(.16)	$(.53)	$(.69)	$16.64	9.02%		$2,039.34%				.34%		.71%		1.36%
10/31/2019	14.90	.22	1.47	1.69	(.15)	(.52)	(.67)	15.92	12.15		1,735.36				.36		.74		1.44
10/31/2018	15.13	.20	(.07)	.13	(.13)	(.23)	(.36)	14.90	.86		1,399.34				.34		.73		1.27
10/31/2017	12.95	.19	2.45	2.64	(.13)	(.33)	(.46)	15.13	21.02		1,296.34				.34		.74		1.36
10/31/2016	13.12	.16	.30	.46	(.10)	(.53)	(.63)	12.95	3.72		1,012.36				.35		.76		1.29
Class C:
10/31/2020	15.57	.10	1.16	1.26	(.06)	(.53)	(.59)	16.24	8.19		142		1.09		1.09		1.46		.61
10/31/2019	14.59	.10	1.45	1.55	(.05)	(.52)	(.57)	15.57	11.30		124		1.10		1.10		1.48		.69
10/31/2018	14.85	.07	(.06)	.01	(.04)	(.23)	(.27)	14.59	.05		95		1.10		1.10		1.49		.49
10/31/2017	12.74	.07	2.43	2.50	(.06)	(.33)	(.39)	14.85	20.14		78		1.11		1.11		1.51		.54
10/31/2016	12.97	.06	.29	.35	(.05)	(.53)	(.58)	12.74	2.88		48		1.13		1.12		1.53		.45
Class T:
10/31/2020	15.94	.25	1.19	1.44	(.19)	(.53)	(.72)	16.66	9.21	[13]	—	[11]	.15	[13]	.15	[13]	.52	[13]	1.58	[13]
10/31/2019	14.92	.26	1.46	1.72	(.18)	(.52)	(.70)	15.94	12.39	[13]	—	[11]	.14	[13]	.14	[13]	.52	[13]	1.70	[13]
10/31/2018	15.15	.23	(.06)	.17	(.17)	(.23)	(.40)	14.92	1.06	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.49	[13]
10/31/2017[6,14]	13.60	.08	1.47	1.55	—	—	—	15.15	11.40	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	1.03	[9,13]
Class F-1:
10/31/2020	15.82	.21	1.19	1.40	(.16)	(.53)	(.69)	16.53	9.01		102.37				.37		.74		1.30
10/31/2019	14.82	.21	1.46	1.67	(.15)	(.52)	(.67)	15.82	12.11		71.37				.37		.75		1.39
10/31/2018	15.07	.19	(.07)	.12	(.14)	(.23)	(.37)	14.82	.78		50.37				.37		.76		1.20
10/31/2017	12.92	.16	2.47	2.63	(.15)	(.33)	(.48)	15.07	21.02		30.37				.37		.77		1.11
10/31/2016	13.10	.15	.30	.45	(.10)	(.53)	(.63)	12.92	3.70		4.38				.37		.78		1.18
Class F-2:
10/31/2020	15.93	.25	1.20	1.45	(.20)	(.53)	(.73)	16.65	9.28		98.09				.09		.46		1.59
10/31/2019	14.91	.25	1.48	1.73	(.19)	(.52)	(.71)	15.93	12.48		76.10				.10		.48		1.67
10/31/2018	15.15	.22	(.06)	.16	(.17)	(.23)	(.40)	14.91	1.03		49.10				.10		.49		1.40
10/31/2017	12.97	.20	2.47	2.67	(.16)	(.33)	(.49)	15.15	21.28		13.11				.11		.51		1.46
10/31/2016	13.14	.19	.30	.49	(.13)	(.53)	(.66)	12.97	3.99		5.12				.11		.52		1.48
Class F-3:
10/31/2020	15.97	.26	1.20	1.46	(.21)	(.53)	(.74)	16.69	9.33		8.01				.01		.38		1.59
10/31/2019	14.94	.28	1.47	1.75	(.20)	(.52)	(.72)	15.97	12.60		4.01				.01		.39		1.84
10/31/2018	15.17	.23	(.05)	.18	(.18)	(.23)	(.41)	14.94	1.15		3.01				.01		.40		1.48
10/31/2017[6,15]	13.25	.14	1.78	1.92	—	—	—	15.17	14.49	[8]	1.01			[9]	.01	[9]	.41	[9]	1.25	[9]
Class R-1:
10/31/2020	15.56	.09	1.16	1.25	(.03)	(.53)	(.56)	16.25	8.16		22		1.14		1.14		1.51		.58
10/31/2019	14.57	.10	1.45	1.55	(.04)	(.52)	(.56)	15.56	11.29		21		1.13		1.13		1.51		.68
10/31/2018	14.80	.07	(.06)	.01	(.01)	(.23)	(.24)	14.57	.04		19		1.13		1.13		1.52		.46
10/31/2017	12.67	.08	2.40	2.48	(.02)	(.33)	(.35)	14.80	20.07		17		1.14		1.14		1.54		.60
10/31/2016	12.85	.06	.29	.35	—	(.53)	(.53)	12.67	2.90		17		1.18		1.16		1.57		.48
Class R-2:
10/31/2020	15.51	.09	1.17	1.26	(.05)	(.53)	(.58)	16.19	8.21		1,040		1.11		1.11		1.48		.60
10/31/2019	14.52	.11	1.44	1.55	(.04)	(.52)	(.56)	15.51	11.34		962		1.11		1.11		1.49		.72
10/31/2018	14.77	.08	(.07)	.01	(.03)	(.23)	(.26)	14.52	.05		856		1.11		1.11		1.50		.51
10/31/2017	12.66	.08	2.40	2.48	(.04)	(.33)	(.37)	14.77	20.10		819		1.10		1.10		1.50		.59
10/31/2016	12.85	.07	.28	.35	(.01)	(.53)	(.54)	12.66	2.93		624		1.13		1.11		1.52		.53
Class R-2E:
10/31/2020	15.65	.14	1.16	1.30	(.10)	(.53)	(.63)	16.32	8.42		240.81				.81		1.18		.89
10/31/2019	14.65	.14	1.47	1.61	(.09)	(.52)	(.61)	15.65	11.75		219.81				.81		1.19		.96
10/31/2018	14.93	.11	(.06)	.05	(.10)	(.23)	(.33)	14.65	.29		155.81				.81		1.20		.73
10/31/2017	12.82	.10	2.45	2.55	(.11)	(.33)	(.44)	14.93	20.47		94.80				.80		1.20		.70
10/31/2016	13.08	.06	.34	.40	(.13)	(.53)	(.66)	12.82	3.25		27.81				.81		1.22		.49
Class R-3:
10/31/2020	15.74	.17	1.17	1.34	(.12)	(.53)	(.65)	16.43	8.61		1,518.66				.66		1.03		1.05
10/31/2019	14.72	.17	1.47	1.64	(.10)	(.52)	(.62)	15.74	11.91		1,377.66				.66		1.04		1.15
10/31/2018	14.97	.15	(.08)	.07	(.09)	(.23)	(.32)	14.72	.45		1,183.66				.66		1.05		.94
10/31/2017	12.82	.14	2.43	2.57	(.09)	(.33)	(.42)	14.97	20.65		1,117.65				.65		1.05		1.02
10/31/2016	13.00	.12	.29	.41	(.06)	(.53)	(.59)	12.82	3.37		773.71				.70		1.11		.94
Class R-4:
10/31/2020	15.88	.22	1.18	1.40	(.16)	(.53)	(.69)	16.59	8.96		1,930.36				.36		.73		1.35
10/31/2019	14.85	.22	1.48	1.70	(.15)	(.52)	(.67)	15.88	12.23		1,756.36				.36		.74		1.44
10/31/2018	15.10	.19	(.08)	.11	(.13)	(.23)	(.36)	14.85	.73		1,419.36				.36		.75		1.24
10/31/2017	12.93	.18	2.45	2.63	(.13)	(.33)	(.46)	15.10	20.99		1,364.35				.35		.75		1.28
10/31/2016	13.10	.15	.31	.46	(.10)	(.53)	(.63)	12.93	3.75		825.39				.38		.79		1.23

American Funds Target Date Retirement Series / Prospectus     118

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$15.88	$.26	$1.18	$1.44	$(.19)	$(.53)	$(.72)	$16.60	9.22%	$783.16%		.16%	.53%	1.64%
10/31/2019	14.87	.23	1.48	1.71	(.18)	(.52)	(.70)	15.88	12.38	770.16		.16	.54	1.55
10/31/2018	15.11	.20	(.04)	.16	(.17)	(.23)	(.40)	14.87	1.00	424.15		.15	.54	1.31
10/31/2017	12.94	.19	2.47	2.66	(.16)	(.33)	(.49)	15.11	21.21	131.14		.14	.54	1.38
10/31/2016[6,16]	13.19	.13	.29	.42	(.14)	(.53)	(.67)	12.94	3.41 [8]	48.16	[9]	.16 [9]	.57 [9]	1.11 [9]
Class R-5:
10/31/2020	16.08	.28	1.19	1.47	(.21)	(.53)	(.74)	16.81	9.27	454.06		.06	.43	1.73
10/31/2019	15.03	.27	1.49	1.76	(.19)	(.52)	(.71)	16.08	12.59	510.06		.06	.44	1.80
10/31/2018	15.27	.25	(.09)	.16	(.17)	(.23)	(.40)	15.03	1.03	541.06		.06	.45	1.56
10/31/2017	13.06	.22	2.48	2.70	(.16)	(.33)	(.49)	15.27	21.39	791.06		.06	.46	1.53
10/31/2016	13.22	.19	.31	.50	(.13)	(.53)	(.66)	13.06	4.05	370.09		.07	.48	1.53
Class R-6:
10/31/2020	16.02	.27	1.20	1.47	(.21)	(.53)	(.74)	16.75	9.36	12,454.01		.01	.38	1.65
10/31/2019	14.99	.27	1.48	1.75	(.20)	(.52)	(.72)	16.02	12.56	9,766.01		.01	.39	1.75
10/31/2018	15.22	.24	(.06)	.18	(.18)	(.23)	(.41)	14.99	1.15	6,262.01		.01	.40	1.56
10/31/2017	13.02	.22	2.48	2.70	(.17)	(.33)	(.50)	15.22	21.43	3,997.01		.01	.41	1.59
10/31/2016	13.19	.20	.30	.50	(.14)	(.53)	(.67)	13.02	4.04	1,824.03		.02	.43	1.58

119     American Funds Target Date Retirement Series / Prospectus

2035 Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.54	$.22	$1.12	$1.34		$(.18)	$(.49)	$(.67)	$16.21	8.72%		$2,364.35%				.35%		.71%		1.41%
10/31/2019	14.55	.23	1.40	1.63		(.16)	(.48)	(.64)	15.54	11.96		2,036.36				.36		.73		1.52
10/31/2018	14.79	.20	(.09)	.11		(.14)	(.21)	(.35)	14.55	.71		1,638.34				.34		.72		1.33
10/31/2017	12.75	.19	2.29	2.48		(.13)	(.31)	(.44)	14.79	20.07		1,504.33				.33		.72		1.40
10/31/2016	12.98	.17	.28	.45		(.09)	(.59)	(.68)	12.75	3.73		1,166.37				.35		.75		1.33
Class C:
10/31/2020	15.22	.10	1.08	1.18		(.07)	(.49)	(.56)	15.84	7.84		168		1.09		1.09		1.45		.66
10/31/2019	14.26	.11	1.39	1.50		(.06)	(.48)	(.54)	15.22	11.13		148		1.10		1.10		1.47		.77
10/31/2018	14.52	.08	(.08)	—	[10]	(.05)	(.21)	(.26)	14.26	(.05)		118		1.10		1.10		1.48		.55
10/31/2017	12.54	.08	2.27	2.35		(.06)	(.31)	(.37)	14.52	19.22		97		1.11		1.11		1.50		.59
10/31/2016	12.82	.06	.29	.35		(.04)	(.59)	(.63)	12.54	2.93		62		1.13		1.12		1.52		.51
Class T:
10/31/2020	15.57	.26	1.10	1.36		(.21)	(.49)	(.70)	16.23	8.84	[13]	—	[11]	.15	[13]	.15	[13]	.51	[13]	1.64	[13]
10/31/2019	14.57	.26	1.41	1.67		(.19)	(.48)	(.67)	15.57	12.26	[13]	—	[11]	.14	[13]	.14	[13]	.51	[13]	1.78	[13]
10/31/2018	14.81	.23	(.09)	.14		(.17)	(.21)	(.38)	14.57	.91	[13]	—	[11]	.14	[13]	.14	[13]	.52	[13]	1.55	[13]
10/31/2017[6,14]	13.35	.09	1.37	1.46		—	—	—	14.81	10.94	[8,13]	—	[11]	.13	[9,13]	.13	[9,13]	.52	[9,13]	1.07	[9,13]
Class F-1:
10/31/2020	15.46	.21	1.10	1.31		(.17)	(.49)	(.66)	16.11	8.62		124.37				.37		.73		1.36
10/31/2019	14.48	.22	1.40	1.62		(.16)	(.48)	(.64)	15.46	11.95		90.37				.37		.74		1.47
10/31/2018	14.73	.19	(.09)	.10		(.14)	(.21)	(.35)	14.48	.69		66.37				.37		.75		1.26
10/31/2017	12.72	.17	2.31	2.48		(.16)	(.31)	(.47)	14.73	20.11		44.37				.37		.76		1.20
10/31/2016	12.96	.15	.29	.44		(.09)	(.59)	(.68)	12.72	3.68		6.39				.38		.78		1.22
Class F-2:
10/31/2020	15.56	.26	1.10	1.36		(.21)	(.49)	(.70)	16.22	8.90		135.09				.09		.45		1.65
10/31/2019	14.57	.26	1.41	1.67		(.20)	(.48)	(.68)	15.56	12.29		107.10				.10		.47		1.74
10/31/2018	14.81	.22	(.08)	.14		(.17)	(.21)	(.38)	14.57	.94		75.10				.10		.48		1.43
10/31/2017	12.76	.21	2.31	2.52		(.16)	(.31)	(.47)	14.81	20.44		20.11				.11		.50		1.50
10/31/2016	12.99	.18	.30	.48		(.12)	(.59)	(.71)	12.76	3.95		7.12				.11		.51		1.44
Class F-3:
10/31/2020	15.58	.27	1.11	1.38		(.22)	(.49)	(.71)	16.25	9.03		16.01				.01		.37		1.74
10/31/2019	14.59	.23	1.45	1.68		(.21)	(.48)	(.69)	15.58	12.33		14.01				.01		.38		1.52
10/31/2018	14.82	.22	(.06)	.16		(.18)	(.21)	(.39)	14.59	1.06		10.01				.01		.39		1.42
10/31/2017[6,15]	13.01	.13	1.68	1.81		—	—	—	14.82	13.91	[8]	2.01			[9]	.01	[9]	.40	[9]	1.17	[9]
Class R-1:
10/31/2020	15.14	.10	1.07	1.17		(.06)	(.49)	(.55)	15.76	7.80		22		1.13		1.13		1.49		.63
10/31/2019	14.18	.11	1.38	1.49		(.05)	(.48)	(.53)	15.14	11.14		21		1.13		1.13		1.50		.75
10/31/2018	14.42	.08	(.09)	(.01)		(.02)	(.21)	(.23)	14.18	(.11)		17		1.13		1.13		1.51		.54
10/31/2017	12.43	.09	2.24	2.33		(.03)	(.31)	(.34)	14.42	19.19		16		1.13		1.13		1.52		.66
10/31/2016	12.68	.06	.28	.34		—	(.59)	(.59)	12.43	2.89		18		1.17		1.15		1.55		.52
Class R-2:
10/31/2020	15.16	.10	1.08	1.18		(.07)	(.49)	(.56)	15.78	7.83		1,287		1.11		1.11		1.47		.66
10/31/2019	14.20	.11	1.38	1.49		(.05)	(.48)	(.53)	15.16	11.12		1,216		1.11		1.11		1.48		.79
10/31/2018	14.45	.08	(.08)	—	[10]	(.04)	(.21)	(.25)	14.20	(.04)		1,051		1.11		1.11		1.49		.57
10/31/2017	12.47	.08	2.25	2.33		(.04)	(.31)	(.35)	14.45	19.20		1,009		1.10		1.10		1.49		.64
10/31/2016	12.71	.07	.28	.35		— [10]	(.59)	(.59)	12.47	3.00		782		1.13		1.11		1.51		.57
Class R-2E:
10/31/2020	15.25	.15	1.08	1.23		(.11)	(.49)	(.60)	15.88	8.19		331.81				.81		1.17		.95
10/31/2019	14.30	.15	1.38	1.53		(.10)	(.48)	(.58)	15.25	11.41		293.81				.81		1.18		1.04
10/31/2018	14.58	.12	(.08)	.04		(.11)	(.21)	(.32)	14.30	.24		214.81				.81		1.19		.80
10/31/2017	12.61	.10	2.30	2.40		(.12)	(.31)	(.43)	14.58	19.58		141.80				.80		1.19		.76
10/31/2016	12.93	.08	.31	.39		(.12)	(.59)	(.71)	12.61	3.26		39.81				.81		1.21		.61
Class R-3:
10/31/2020	15.36	.17	1.09	1.26		(.13)	(.49)	(.62)	16.00	8.31		1,811.66				.66		1.02		1.10
10/31/2019	14.38	.18	1.39	1.57		(.11)	(.48)	(.59)	15.36	11.65		1,661.66				.66		1.03		1.23
10/31/2018	14.62	.15	(.09)	.06		(.09)	(.21)	(.30)	14.38	.42		1,416.66				.66		1.04		1.00
10/31/2017	12.61	.14	2.28	2.42		(.10)	(.31)	(.41)	14.62	19.73		1,303.65				.65		1.04		1.06
10/31/2016	12.85	.12	.28	.40		(.05)	(.59)	(.64)	12.61	3.35		925.71				.69		1.09		.99
Class R-4:
10/31/2020	15.50	.22	1.10	1.32		(.17)	(.49)	(.66)	16.16	8.66		2,204.36				.36		.72		1.41
10/31/2019	14.51	.22	1.41	1.63		(.16)	(.48)	(.64)	15.50	11.97		2,035.36				.36		.73		1.51
10/31/2018	14.75	.20	(.09)	.11		(.14)	(.21)	(.35)	14.51	.71		1,609.36				.36		.74		1.30
10/31/2017	12.72	.18	2.29	2.47		(.13)	(.31)	(.44)	14.75	20.06		1,509.35				.35		.74		1.31
10/31/2016	12.95	.16	.29	.45		(.09)	(.59)	(.68)	12.72	3.75		887.39				.38		.78		1.27

American Funds Target Date Retirement Series / Prospectus     120

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$15.51	$.27	$1.09	$1.36	$(.20)	$(.49)	$(.69)	$16.18	8.89%	$835.16%		.16%	.52%	1.74%
10/31/2019	14.53	.24	1.41	1.65	(.19)	(.48)	(.67)	15.51	12.17	886.16		.16	.53	1.65
10/31/2018	14.77	.20	(.06)	.14	(.17)	(.21)	(.38)	14.53	.92	540.15		.15	.53	1.33
10/31/2017	12.73	.20	2.31	2.51	(.16)	(.31)	(.47)	14.77	20.36	144.14		.14	.53	1.43
10/31/2016[6,16]	13.04	.14	.27	.41	(.13)	(.59)	(.72)	12.73	3.40 [8]	55.16	[9]	.16 [9]	.56 [9]	1.15 [9]
Class R-5:
10/31/2020	15.69	.28	1.11	1.39	(.22)	(.49)	(.71)	16.37	8.98	515.06		.06	.42	1.77
10/31/2019	14.68	.28	1.41	1.69	(.20)	(.48)	(.68)	15.69	12.33	564.06		.06	.43	1.88
10/31/2018	14.91	.25	(.10)	.15	(.17)	(.21)	(.38)	14.68	1.00	590.06		.06	.44	1.62
10/31/2017	12.85	.22	2.32	2.54	(.17)	(.31)	(.48)	14.91	20.39	918.06		.06	.45	1.58
10/31/2016	13.07	.20	.29	.49	(.12)	(.59)	(.71)	12.85	4.05	432.09		.07	.47	1.57
Class R-6:
10/31/2020	15.63	.27	1.12	1.39	(.22)	(.49)	(.71)	16.31	9.07	14,062.01		.01	.37	1.71
10/31/2019	14.63	.27	1.42	1.69	(.21)	(.48)	(.69)	15.63	12.37	10,860.01		.01	.38	1.83
10/31/2018	14.87	.25	(.10)	.15	(.18)	(.21)	(.39)	14.63	.99	7,024.01		.01	.39	1.62
10/31/2017	12.81	.23	2.31	2.54	(.17)	(.31)	(.48)	14.87	20.50	4,107.01		.01	.40	1.64
10/31/2016	13.03	.21	.29	.50	(.13)	(.59)	(.72)	12.81	4.11	1,898.03		.02	.42	1.64

121     American Funds Target Date Retirement Series / Prospectus

2030 Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.05	$.23	$.90	$1.13	$(.20)	$(.40)	$(.60)	$15.58	7.61%		$3,083.35%				.35%		.69%		1.53%
10/31/2019	14.15	.25	1.24	1.49	(.18)	(.41)	(.59)	15.05	11.13		2,686.37				.37		.73		1.75
10/31/2018	14.42	.21	(.12)	.09	(.15)	(.21)	(.36)	14.15	.54		2,186.35				.35		.72		1.45
10/31/2017	12.70	.20	1.95	2.15	(.14)	(.29)	(.43)	14.42	17.46		1,968.34				.34		.72		1.47
10/31/2016	12.92	.17	.27	.44	(.10)	(.56)	(.66)	12.70	3.69		1,550.37				.35		.74		1.40
Class C:
10/31/2020	14.73	.12	.87	.99	(.10)	(.40)	(.50)	15.22	6.80		208		1.09		1.09		1.43		.80
10/31/2019	13.86	.14	1.22	1.36	(.08)	(.41)	(.49)	14.73	10.34		187		1.10		1.10		1.46		1.01
10/31/2018	14.14	.10	(.11)	(.01)	(.06)	(.21)	(.27)	13.86	(.17)		148		1.10		1.10		1.47		.70
10/31/2017	12.49	.09	1.92	2.01	(.07)	(.29)	(.36)	14.14	16.52		122		1.11		1.11		1.49		.67
10/31/2016	12.76	.07	.27	.34	(.05)	(.56)	(.61)	12.49	2.91		80		1.13		1.12		1.51		.59
Class T:
10/31/2020	15.07	.27	.89	1.16	(.23)	(.40)	(.63)	15.60	7.82	[13]	—	[11]	.14	[13]	.14	[13]	.48	[13]	1.77	[13]
10/31/2019	14.17	.29	1.23	1.52	(.21)	(.41)	(.62)	15.07	11.37	[13]	—	[11]	.14	[13]	.14	[13]	.50	[13]	2.02	[13]
10/31/2018	14.43	.25	(.12)	.13	(.18)	(.21)	(.39)	14.17	.82	[13]	—	[11]	.14	[13]	.14	[13]	.51	[13]	1.68	[13]
10/31/2017[6,14]	13.18	.09	1.16	1.25	—	—	—	14.43	9.48	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.52	[9,13]	1.20	[9,13]
Class F-1:
10/31/2020	14.95	.22	.89	1.11	(.20)	(.40)	(.60)	15.46	7.53		130.37				.37		.71		1.49
10/31/2019	14.06	.25	1.23	1.48	(.18)	(.41)	(.59)	14.95	11.14		98.37				.37		.73		1.74
10/31/2018	14.33	.21	(.12)	.09	(.15)	(.21)	(.36)	14.06	.57		77.37				.37		.74		1.42
10/31/2017	12.65	.18	1.95	2.13	(.16)	(.29)	(.45)	14.33	17.40		57.37				.37		.75		1.31
10/31/2016	12.88	.16	.29	.45	(.12)	(.56)	(.68)	12.65	3.74		12.38				.37		.76		1.28
Class F-2:
10/31/2020	15.06	.27	.90	1.17	(.24)	(.40)	(.64)	15.59	7.88		204.09				.09		.43		1.77
10/31/2019	14.17	.29	1.23	1.52	(.22)	(.41)	(.63)	15.06	11.38		154.10				.10		.46		2.00
10/31/2018	14.43	.24	(.11)	.13	(.18)	(.21)	(.39)	14.17	.84		107.10				.10		.47		1.64
10/31/2017	12.71	.22	1.96	2.18	(.17)	(.29)	(.46)	14.43	17.75		42.11				.11		.49		1.59
10/31/2016	12.93	.19	.28	.47	(.13)	(.56)	(.69)	12.71	3.94		15.12				.11		.50		1.55
Class F-3:
10/31/2020	15.10	.29	.89	1.18	(.25)	(.40)	(.65)	15.63	7.94		18.01				.01		.35		1.91
10/31/2019	14.19	.30	1.25	1.55	(.23)	(.41)	(.64)	15.10	11.58		15.01				.01		.37		2.07
10/31/2018	14.45	.26	(.12)	.14	(.19)	(.21)	(.40)	14.19	.91		8.01				.01		.38		1.78
10/31/2017[6,15]	12.88	.16	1.41	1.57	—	—	—	14.45	12.19	[8]	5.01			[9]	.01	[9]	.39	[9]	1.46	[9]
Class R-1:
10/31/2020	14.80	.11	.87	.98	(.08)	(.40)	(.48)	15.30	6.70		31		1.14		1.14		1.48		.76
10/31/2019	13.91	.14	1.22	1.36	(.06)	(.41)	(.47)	14.80	10.29		31		1.13		1.13		1.49		1.00
10/31/2018	14.16	.10	(.11)	(.01)	(.03)	(.21)	(.24)	13.91	(.17)		29		1.13		1.13		1.50		.67
10/31/2017	12.48	.09	1.92	2.01	(.04)	(.29)	(.33)	14.16	16.50		28		1.13		1.13		1.51		.71
10/31/2016	12.70	.07	.27	.34	—	(.56)	(.56)	12.48	2.87		29		1.17		1.16		1.55		.59
Class R-2:
10/31/2020	14.69	.12	.87	.99	(.10)	(.40)	(.50)	15.18	6.77		1,365		1.11		1.11		1.45		.80
10/31/2019	13.81	.15	1.21	1.36	(.07)	(.41)	(.48)	14.69	10.36		1,311		1.11		1.11		1.47		1.03
10/31/2018	14.09	.10	(.12)	(.02)	(.05)	(.21)	(.26)	13.81	(.23)		1,167		1.11		1.11		1.48		.71
10/31/2017	12.43	.09	1.91	2.00	(.05)	(.29)	(.34)	14.09	16.53		1,134		1.10		1.10		1.48		.72
10/31/2016	12.65	.08	.28	.36	(.02)	(.56)	(.58)	12.43	3.02		913		1.13		1.11		1.50		.65
Class R-2E:
10/31/2020	14.80	.16	.88	1.04	(.15)	(.40)	(.55)	15.29	7.06		364.81				.81		1.15		1.08
10/31/2019	13.92	.18	1.23	1.41	(.12)	(.41)	(.53)	14.80	10.71		325.81				.81		1.17		1.28
10/31/2018	14.22	.14	(.11)	.03	(.12)	(.21)	(.33)	13.92	.11		240.81				.81		1.18		.95
10/31/2017	12.58	.11	1.94	2.05	(.12)	(.29)	(.41)	14.22	16.84		149.80				.80		1.18		.83
10/31/2016	12.86	.08	.31	.39	(.11)	(.56)	(.67)	12.58	3.30		42.81				.80		1.19		.66
Class R-3:
10/31/2020	14.88	.18	.89	1.07	(.16)	(.40)	(.56)	15.39	7.26		2,229.66				.66		1.00		1.24
10/31/2019	13.99	.21	1.22	1.43	(.13)	(.41)	(.54)	14.88	10.82		2,087.66				.66		1.02		1.47
10/31/2018	14.26	.17	(.12)	.05	(.11)	(.21)	(.32)	13.99	.26		1,823.66				.66		1.03		1.14
10/31/2017	12.57	.15	1.93	2.08	(.10)	(.29)	(.39)	14.26	17.06		1,720.65				.65		1.03		1.15
10/31/2016	12.79	.13	.28	.41	(.07)	(.56)	(.63)	12.57	3.41		1,267.71				.69		1.08		1.06
Class R-4:
10/31/2020	15.02	.23	.89	1.12	(.20)	(.40)	(.60)	15.54	7.56		2,680.36				.36		.70		1.54
10/31/2019	14.12	.25	1.24	1.49	(.18)	(.41)	(.59)	15.02	11.14		2,550.36				.36		.72		1.76
10/31/2018	14.39	.21	(.12)	.09	(.15)	(.21)	(.36)	14.12	.54		2,106.36				.36		.73		1.45
10/31/2017	12.68	.19	1.95	2.14	(.14)	(.29)	(.43)	14.39	17.43		2,030.35				.35		.73		1.41
10/31/2016	12.90	.17	.27	.44	(.10)	(.56)	(.66)	12.68	3.71		1,261.39				.38		.77		1.35
American Funds Target Date Retirement Series / Prospectus     122

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$15.02	$.28	$.88	$1.16	$(.23)	$(.40)	$(.63)	$15.55	7.81%	$1,083.16%		.16%	.50%	1.86%
10/31/2019	14.13	.27	1.24	1.51	(.21)	(.41)	(.62)	15.02	11.34	1,169.16		.16	.52	1.88
10/31/2018	14.39	.22	(.09)	.13	(.18)	(.21)	(.39)	14.13	.82	692.15		.15	.52	1.48
10/31/2017	12.68	.20	1.97	2.17	(.17)	(.29)	(.46)	14.39	17.67	191.14		.14	.52	1.51
10/31/2016[6,16]	12.96	.15	.27	.42	(.14)	(.56)	(.70)	12.68	3.53 [8]	69.16	[9]	.16 [9]	.55 [9]	1.26 [9]
Class R-5:
10/31/2020	15.20	.29	.89	1.18	(.24)	(.40)	(.64)	15.74	7.90	627.06		.06	.40	1.89
10/31/2019	14.28	.31	1.24	1.55	(.22)	(.41)	(.63)	15.20	11.51	668.06		.06	.42	2.12
10/31/2018	14.54	.26	(.13)	.13	(.18)	(.21)	(.39)	14.28	.84	720.06		.06	.43	1.75
10/31/2017	12.80	.23	1.97	2.20	(.17)	(.29)	(.46)	14.54	17.81	1,097.06		.06	.44	1.67
10/31/2016	13.01	.21	.28	.49	(.14)	(.56)	(.70)	12.80	4.02	527.09		.07	.46	1.65
Class R-6:
10/31/2020	15.14	.28	.91	1.19	(.25)	(.40)	(.65)	15.68	7.99	17,000.01		.01	.35	1.85
10/31/2019	14.23	.30	1.25	1.55	(.23)	(.41)	(.64)	15.14	11.54	13,616.01		.01	.37	2.07
10/31/2018	14.49	.26	(.12)	.14	(.19)	(.21)	(.40)	14.23	.91	9,046.01		.01	.38	1.77
10/31/2017	12.76	.23	1.97	2.20	(.18)	(.29)	(.47)	14.49	17.83	5,747.01		.01	.39	1.73
10/31/2016	12.97	.22	.27	.49	(.14)	(.56)	(.70)	12.76	4.08	2,792.03		.02	.41	1.73

123     American Funds Target Date Retirement Series / Prospectus

2025 Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$14.03	$.23	$.77	$1.00	$(.21)	$(.31)	$(.52)	$14.51	7.23%	$3,172.35%				.35%		.67%		1.64%
10/31/2019	13.20	.25	1.08	1.33	(.18)	(.32)	(.50)	14.03	10.62	2,784.37				.37		.71		1.88
10/31/2018	13.48	.21	(.17)	.04	(.15)	(.17)	(.32)	13.20	.25	2,315.34				.34		.69		1.56
10/31/2017	12.17	.20	1.48	1.68	(.14)	(.23)	(.37)	13.48	14.21	2,127.34				.34		.70		1.54
10/31/2016	12.40	.18	.27	.45	(.11)	(.57)	(.68)	12.17	3.83	1,730.38				.37		.74		1.50
Class C:
10/31/2020	13.73	.12	.76	.88	(.12)	(.31)	(.43)	14.18	6.46	211		1.09		1.09		1.41		.90
10/31/2019	12.93	.15	1.06	1.21	(.09)	(.32)	(.41)	13.73	9.78	191		1.10		1.10		1.44		1.14
10/31/2018	13.22	.11	(.17)	(.06)	(.06)	(.17)	(.23)	12.93	(.49)	157		1.10		1.10		1.45		.80
10/31/2017	11.97	.09	1.47	1.56	(.08)	(.23)	(.31)	13.22	13.31	138		1.11		1.11		1.47		.75
10/31/2016	12.24	.08	.28	.36	(.06)	(.57)	(.63)	11.97	3.13	97		1.13		1.12		1.49		.71
Class T:
10/31/2020	14.05	.26	.77	1.03	(.24)	(.31)	(.55)	14.53	7.44 [13]	—	[11]	.14	[13]	.14	[13]	.46	[13]	1.87	[13]
10/31/2019	13.22	.29	1.07	1.36	(.21)	(.32)	(.53)	14.05	10.84 [13]	—	[11]	.14	[13]	.14	[13]	.48	[13]	2.14	[13]
10/31/2018	13.50	.24	(.17)	.07	(.18)	(.17)	(.35)	13.22	.46 [13]	—	[11]	.14	[13]	.14	[13]	.49	[13]	1.78	[13]
10/31/2017[6,14]	12.51	.10	.89	.99	—	—	—	13.50	7.91 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.50	[9,13]	1.34	[9,13]
Class F-1:
10/31/2020	13.93	.22	.78	1.00	(.21)	(.31)	(.52)	14.41	7.27	95.37				.37		.69		1.58
10/31/2019	13.12	.25	1.06	1.31	(.18)	(.32)	(.50)	13.93	10.52	64.38				.38		.72		1.87
10/31/2018	13.40	.21	(.17)	.04	(.15)	(.17)	(.32)	13.12	.26	55.37				.37		.72		1.53
10/31/2017	12.12	.18	1.49	1.67	(.16)	(.23)	(.39)	13.40	14.20	42.37				.37		.73		1.43
10/31/2016	12.36	.17	.27	.44	(.11)	(.57)	(.68)	12.12	3.83	12.38				.37		.74		1.45
Class F-2:
10/31/2020	14.03	.27	.77	1.04	(.24)	(.31)	(.55)	14.52	7.59	201.09				.09		.41		1.89
10/31/2019	13.21	.29	1.07	1.36	(.22)	(.32)	(.54)	14.03	10.85	164.10				.10		.44		2.13
10/31/2018	13.48	.24	(.16)	.08	(.18)	(.17)	(.35)	13.21	.56	114.11				.11		.46		1.76
10/31/2017	12.18	.22	1.49	1.71	(.18)	(.23)	(.41)	13.48	14.42	53.11				.11		.47		1.72
10/31/2016	12.41	.20	.28	.48	(.14)	(.57)	(.71)	12.18	4.10	24.12				.11		.48		1.71
Class F-3:
10/31/2020	14.07	.28	.78	1.06	(.26)	(.31)	(.57)	14.56	7.64	17.01				.01		.33		1.96
10/31/2019	13.24	.31	1.07	1.38	(.23)	(.32)	(.55)	14.07	10.98	12.01				.01		.35		2.28
10/31/2018	13.51	.25	(.16)	.09	(.19)	(.17)	(.36)	13.24	.63	11.01				.01		.36		1.86
10/31/2017[6,15]	12.26	.15	1.10	1.25	—	—	—	13.51	10.20 [8]	10.01			[9]	.01	[9]	.37	[9]	1.50	[9]
Class R-1:
10/31/2020	13.75	.12	.75	.87	(.10)	(.31)	(.41)	14.21	6.41	27		1.12		1.12		1.44		.89
10/31/2019	12.94	.15	1.06	1.21	(.08)	(.32)	(.40)	13.75	9.78	29		1.13		1.13		1.47		1.12
10/31/2018	13.22	.10	(.16)	(.06)	(.05)	(.17)	(.22)	12.94	(.49)	25		1.13		1.13		1.48		.76
10/31/2017	11.95	.10	1.45	1.55	(.05)	(.23)	(.28)	13.22	13.26	24		1.13		1.13		1.49		.77
10/31/2016	12.17	.08	.27	.35	—	(.57)	(.57)	11.95	3.04	22		1.17		1.16		1.53		.69
Class R-2:
10/31/2020	13.69	.12	.75	.87	(.11)	(.31)	(.42)	14.14	6.42	1,206		1.11		1.11		1.43		.90
10/31/2019	12.88	.15	1.06	1.21	(.08)	(.32)	(.40)	13.69	9.81	1,188		1.11		1.11		1.45		1.17
10/31/2018	13.17	.11	(.17)	(.06)	(.06)	(.17)	(.23)	12.88	(.53)	1,096		1.11		1.11		1.46		.82
10/31/2017	11.91	.10	1.45	1.55	(.06)	(.23)	(.29)	13.17	13.30	1,116		1.10		1.10		1.46		.79
10/31/2016	12.15	.09	.26	.35	(.02)	(.57)	(.59)	11.91	3.09	913		1.13		1.11		1.48		.76
Class R-2E:
10/31/2020	13.78	.16	.75	.91	(.15)	(.31)	(.46)	14.23	6.71	407.81				.81		1.13		1.19
10/31/2019	12.98	.19	1.06	1.25	(.13)	(.32)	(.45)	13.78	10.11	387.81				.81		1.15		1.43
10/31/2018	13.29	.14	(.15)	(.01)	(.13)	(.17)	(.30)	12.98	(.14)	300.81				.81		1.16		1.07
10/31/2017	12.05	.12	1.49	1.61	(.14)	(.23)	(.37)	13.29	13.68	203.80				.80		1.16		.94
10/31/2016	12.35	.10	.29	.39	(.12)	(.57)	(.69)	12.05	3.40	50.81				.81		1.18		.81
Class R-3:
10/31/2020	13.87	.19	.75	.94	(.17)	(.31)	(.48)	14.33	6.87	2,000.66				.66		.98		1.34
10/31/2019	13.05	.21	1.07	1.28	(.14)	(.32)	(.46)	13.87	10.29	1,897.66				.66		1.00		1.60
10/31/2018	13.33	.17	(.17)	— [10]	(.11)	(.17)	(.28)	13.05	(.04)	1,692.66				.66		1.01		1.24
10/31/2017	12.05	.15	1.47	1.62	(.11)	(.23)	(.34)	13.33	13.80	1,623.65				.65		1.01		1.22
10/31/2016	12.28	.14	.27	.41	(.07)	(.57)	(.64)	12.05	3.54	1,237.71				.69		1.06		1.18
Class R-4:
10/31/2020	14.00	.23	.77	1.00	(.21)	(.31)	(.52)	14.48	7.25	2,437.36				.36		.68		1.65
10/31/2019	13.17	.25	1.08	1.33	(.18)	(.32)	(.50)	14.00	10.62	2,390.36				.36		.70		1.89
10/31/2018	13.45	.21	(.17)	.04	(.15)	(.17)	(.32)	13.17	.26	1,968.36				.36		.71		1.55
10/31/2017	12.15	.19	1.49	1.68	(.15)	(.23)	(.38)	13.45	14.19	1,847.35				.35		.71		1.48
10/31/2016	12.38	.18	.27	.45	(.11)	(.57)	(.68)	12.15	3.85	1,167.39				.38		.75		1.47

American Funds Target Date Retirement Series / Prospectus     124

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$14.00	$.28	$.74	$1.02	$(.23)	$(.31)	$(.54)	$14.48	7.42%	$970.16%		.16%	.48%	1.98%
10/31/2019	13.18	.27	1.08	1.35	(.21)	(.32)	(.53)	14.00	10.82	1,132.16		.16	.50	2.02
10/31/2018	13.46	.21	(.14)	.07	(.18)	(.17)	(.35)	13.18	.46	705.15		.15	.50	1.57
10/31/2017	12.16	.21	1.49	1.70	(.17)	(.23)	(.40)	13.46	14.41	169.14		.14	.50	1.65
10/31/2016[6,16]	12.41	.17	.29	.46	(.14)	(.57)	(.71)	12.16	3.99 [8]	83.16	[9]	.16 [9]	.53 [9]	1.45 [9]
Class R-5:
10/31/2020	14.16	.28	.77	1.05	(.25)	(.31)	(.56)	14.65	7.53	575.06		.06	.38	1.98
10/31/2019	13.31	.30	1.09	1.39	(.22)	(.32)	(.54)	14.16	11.02	637.06		.06	.40	2.24
10/31/2018	13.59	.25	(.18)	.07	(.18)	(.17)	(.35)	13.31	.49	656.06		.06	.41	1.85
10/31/2017	12.27	.23	1.50	1.73	(.18)	(.23)	(.41)	13.59	14.51	1,054.06		.06	.42	1.76
10/31/2016	12.49	.21	.28	.49	(.14)	(.57)	(.71)	12.27	4.17	543.09		.07	.44	1.77
Class R-6:
10/31/2020	14.12	.28	.78	1.06	(.26)	(.31)	(.57)	14.61	7.62	14,909.01		.01	.33	1.95
10/31/2019	13.28	.30	1.09	1.39	(.23)	(.32)	(.55)	14.12	11.03	11,967.01		.01	.35	2.21
10/31/2018	13.56	.26	(.18)	.08	(.19)	(.17)	(.36)	13.28	.55	8,004.01		.01	.36	1.88
10/31/2017	12.24	.23	1.50	1.73	(.18)	(.23)	(.41)	13.56	14.58	4,715.01		.01	.37	1.82
10/31/2016	12.46	.22	.27	.49	(.14)	(.57)	(.71)	12.24	4.23	2,313.03		.02	.39	1.87

125     American Funds Target Date Retirement Series / Prospectus

2020 Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$13.04	$.27	$.42	$.69	$(.24)	$(.27)	$(.51)	$13.22	5.41%	$2,362.35%				.35%		.65%		2.10%
10/31/2019	12.37	.29	.87	1.16	(.21)	(.28)	(.49)	13.04	9.82	2,218.36				.36		.67		2.34
10/31/2018	12.66	.24	(.21)	.03	(.17)	(.15)	(.32)	12.37	.17	1,985.35				.35		.68		1.89
10/31/2017	11.66	.21	1.13	1.34	(.15)	(.19)	(.34)	12.66	11.82	1,977.36				.36		.70		1.74
10/31/2016	11.68	.19	.25	.44	(.13)	(.33)	(.46)	11.66	3.92	1,704.38				.37		.72		1.66
Class C:
10/31/2020	12.78	.17	.41	.58	(.15)	(.27)	(.42)	12.94	4.62	147		1.09		1.09		1.39		1.37
10/31/2019	12.13	.20	.85	1.05	(.12)	(.28)	(.40)	12.78	9.01	146		1.10		1.10		1.41		1.59
10/31/2018	12.43	.14	(.20)	(.06)	(.09)	(.15)	(.24)	12.13	(.58)	126		1.10		1.10		1.43		1.14
10/31/2017	11.48	.11	1.12	1.23	(.09)	(.19)	(.28)	12.43	10.94	118		1.11		1.11		1.45		.96
10/31/2016	11.54	.10	.25	.35	(.08)	(.33)	(.41)	11.48	3.18	84		1.13		1.12		1.47		.88
Class T:
10/31/2020	13.06	.30	.42	.72	(.27)	(.27)	(.54)	13.24	5.61 [13]	—	[11]	.14	[13]	.14	[13]	.44	[13]	2.33	[13]
10/31/2019	12.38	.32	.88	1.20	(.24)	(.28)	(.52)	13.06	10.13 [13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.58	[13]
10/31/2018	12.67	.27	(.21)	.06	(.20)	(.15)	(.35)	12.38	.40 [13]	—	[11]	.14	[13]	.14	[13]	.47	[13]	2.10	[13]
10/31/2017[6,14]	11.89	.11	.67	.78	—	—	—	12.67	6.56 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.48	[9,13]	1.61	[9,13]
Class F-1:
10/31/2020	12.97	.27	.41	.68	(.24)	(.27)	(.51)	13.14	5.35	57.37				.37		.67		2.08
10/31/2019	12.29	.29	.88	1.17	(.21)	(.28)	(.49)	12.97	9.96	49.38				.38		.69		2.34
10/31/2018	12.59	.23	(.21)	.02	(.17)	(.15)	(.32)	12.29	.11	45.37				.37		.70		1.87
10/31/2017	11.62	.20	1.13	1.33	(.17)	(.19)	(.36)	12.59	11.73	37.37				.37		.71		1.66
10/31/2016	11.65	.19	.25	.44	(.14)	(.33)	(.47)	11.62	3.94	13.39				.38		.73		1.64
Class F-2:
10/31/2020	13.04	.31	.42	.73	(.28)	(.27)	(.55)	13.22	5.68	134.09				.09		.39		2.36
10/31/2019	12.37	.32	.87	1.19	(.24)	(.28)	(.52)	13.04	10.14	119.10				.10		.41		2.59
10/31/2018	12.66	.26	(.20)	.06	(.20)	(.15)	(.35)	12.37	.42	93.11				.11		.44		2.10
10/31/2017	11.67	.23	1.14	1.37	(.19)	(.19)	(.38)	12.66	12.04	46.11				.11		.45		1.93
10/31/2016	11.69	.21	.26	.47	(.16)	(.33)	(.49)	11.67	4.23	22.12				.11		.46		1.86
Class F-3:
10/31/2020	13.08	.32	.42	.74	(.29)	(.27)	(.56)	13.26	5.74	11.01				.01		.31		2.43
10/31/2019	12.40	.34	.87	1.21	(.25)	(.28)	(.53)	13.08	10.27	8.01				.01		.32		2.72
10/31/2018	12.69	.28	(.21)	.07	(.21)	(.15)	(.36)	12.40	.49	6.01				.01		.34		2.19
10/31/2017[6,15]	11.68	.16	.85	1.01	—	—	—	12.69	8.65 [8]	1.01			[9]	.01	[9]	.35	[9]	1.72	[9]
Class R-1:
10/31/2020	12.83	.17	.40	.57	(.14)	(.27)	(.41)	12.99	4.51	15		1.13		1.13		1.43		1.34
10/31/2019	12.15	.19	.88	1.07	(.11)	(.28)	(.39)	12.83	9.13	18		1.13		1.13		1.44		1.57
10/31/2018	12.43	.14	(.21)	(.07)	(.06)	(.15)	(.21)	12.15	(.62)	17		1.13		1.13		1.46		1.11
10/31/2017	11.46	.12	1.10	1.22	(.06)	(.19)	(.25)	12.43	10.87	18		1.13		1.13		1.47		.99
10/31/2016	11.48	.10	.25	.35	(.04)	(.33)	(.37)	11.46	3.14	20		1.17		1.16		1.51		.86
Class R-2:
10/31/2020	12.77	.17	.41	.58	(.14)	(.27)	(.41)	12.94	4.63	680		1.11		1.11		1.41		1.37
10/31/2019	12.11	.20	.85	1.05	(.11)	(.28)	(.39)	12.77	9.02	731		1.11		1.11		1.42		1.62
10/31/2018	12.40	.14	(.20)	(.06)	(.08)	(.15)	(.23)	12.11	(.57)	728		1.11		1.11		1.44		1.14
10/31/2017	11.43	.12	1.11	1.23	(.07)	(.19)	(.26)	12.40	10.97	784		1.09		1.09		1.43		1.01
10/31/2016	11.46	.10	.25	.35	(.05)	(.33)	(.38)	11.43	3.19	733		1.13		1.12		1.47		.92
Class R-2E:
10/31/2020	12.81	.21	.41	.62	(.19)	(.27)	(.46)	12.97	4.93	222.81				.81		1.11		1.65
10/31/2019	12.16	.23	.86	1.09	(.16)	(.28)	(.44)	12.81	9.38	230.81				.81		1.12		1.87
10/31/2018	12.48	.17	(.20)	(.03)	(.14)	(.15)	(.29)	12.16	(.30)	173.81				.81		1.14		1.40
10/31/2017	11.55	.14	1.12	1.26	(.14)	(.19)	(.33)	12.48	11.22	122.80				.80		1.14		1.17
10/31/2016	11.63	.11	.29	.40	(.15)	(.33)	(.48)	11.55	3.57	43.81				.80		1.15		.96
Class R-3:
10/31/2020	12.92	.23	.40	.63	(.20)	(.27)	(.47)	13.08	4.97	1,248.66				.66		.96		1.81
10/31/2019	12.24	.25	.88	1.13	(.17)	(.28)	(.45)	12.92	9.61	1,342.66				.66		.97		2.05
10/31/2018	12.53	.20	(.21)	(.01)	(.13)	(.15)	(.28)	12.24	(.13)	1,284.66				.66		.99		1.58
10/31/2017	11.55	.17	1.12	1.29	(.12)	(.19)	(.31)	12.53	11.45	1,358.65				.65		.99		1.44
10/31/2016	11.58	.15	.25	.40	(.10)	(.33)	(.43)	11.55	3.56	1,148.71				.69		1.04		1.34
Class R-4:
10/31/2020	13.02	.27	.42	.69	(.24)	(.27)	(.51)	13.20	5.40	1,554.36				.36		.66		2.12
10/31/2019	12.34	.29	.88	1.17	(.21)	(.28)	(.49)	13.02	9.88	1,692.36				.36		.67		2.36
10/31/2018	12.63	.24	(.21)	.03	(.17)	(.15)	(.32)	12.34	.19	1,633.36				.36		.69		1.88
10/31/2017	11.65	.21	1.12	1.33	(.16)	(.19)	(.35)	12.63	11.69	1,703.35				.35		.69		1.71
10/31/2016	11.67	.19	.25	.44	(.13)	(.33)	(.46)	11.65	3.96	1,173.39				.38		.73		1.63

American Funds Target Date Retirement Series / Prospectus     126

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$13.01	$.32	$.39	$.71	$(.26)	$(.27)	$(.53)	$13.19	5.57%	$659.15%		.15%	.45%	2.46%
10/31/2019	12.34	.31	.88	1.19	(.24)	(.28)	(.52)	13.01	10.10	886.16		.16	.47	2.46
10/31/2018	12.63	.24	(.18)	.06	(.20)	(.15)	(.35)	12.34	.39	590.15		.15	.48	1.91
10/31/2017	11.64	.23	1.13	1.36	(.18)	(.19)	(.37)	12.63	12.03	169.14		.14	.48	1.88
10/31/2016[6,16]	11.67	.18	.29	.47	(.17)	(.33)	(.50)	11.64	4.19 [8]	85.16	[9]	.16 [9]	.51 [9]	1.64 [9]
Class R-5:
10/31/2020	13.16	.32	.41	.73	(.28)	(.27)	(.55)	13.34	5.65	350.06		.06	.36	2.44
10/31/2019	12.47	.34	.88	1.22	(.25)	(.28)	(.53)	13.16	10.24	428.06		.06	.37	2.69
10/31/2018	12.76	.28	(.22)	.06	(.20)	(.15)	(.35)	12.47	.43	505.06		.06	.39	2.19
10/31/2017	11.75	.24	1.15	1.39	(.19)	(.19)	(.38)	12.76	12.15	808.06		.06	.40	1.99
10/31/2016	11.76	.22	.26	.48	(.16)	(.33)	(.49)	11.75	4.29	474.09		.07	.42	1.92
Class R-6:
10/31/2020	13.12	.32	.42	.74	(.29)	(.27)	(.56)	13.30	5.73	9,367.01		.01	.31	2.43
10/31/2019	12.44	.34	.87	1.21	(.25)	(.28)	(.53)	13.12	10.24	8,414.01		.01	.32	2.66
10/31/2018	12.72	.28	(.20)	.08	(.21)	(.15)	(.36)	12.44	.57	6,238.01		.01	.34	2.21
10/31/2017	11.72	.25	1.13	1.38	(.19)	(.19)	(.38)	12.72	12.14	4,408.01		.01	.35	2.04
10/31/2016	11.74	.23	.25	.48	(.17)	(.33)	(.50)	11.72	4.26	2,360.03		.02	.37	2.02

127     American Funds Target Date Retirement Series / Prospectus

2015 Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$11.98	$.27	$.25	$.52	$(.24)	$(.24)	$(.48)	$12.02	4.40%	$968.34%				.34%		.63%		2.28%
10/31/2019	11.38	.29	.77	1.06	(.22)	(.24)	(.46)	11.98	9.80	978.36				.36		.67		2.54
10/31/2018	11.71	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.38	(.19)	935.34				.34		.66		2.16
10/31/2017	10.95	.23	.85	1.08	(.18)	(.14)	(.32)	11.71	10.17	1,021.37				.37		.69		2.01
10/31/2016	11.07	.22	.24	.46	(.13)	(.45)	(.58)	10.95	4.40	978.38				.37		.70		2.02
Class C:
10/31/2020	11.76	.18	.25	.43	(.16)	(.24)	(.40)	11.79	3.63	43		1.10		1.10		1.39		1.53
10/31/2019	11.18	.20	.75	.95	(.13)	(.24)	(.37)	11.76	8.91	47		1.11		1.11		1.42		1.80
10/31/2018	11.51	.16	(.25)	(.09)	(.11)	(.13)	(.24)	11.18	(.90)	45		1.11		1.11		1.43		1.38
10/31/2017	10.79	.14	.83	.97	(.11)	(.14)	(.25)	11.51	9.25	45		1.12		1.12		1.44		1.25
10/31/2016	10.95	.13	.24	.37	(.08)	(.45)	(.53)	10.79	3.59	40		1.14		1.13		1.46		1.26
Class T:
10/31/2020	11.99	.29	.26	.55	(.27)	(.24)	(.51)	12.03	4.62 [13]	—	[11]	.14	[13]	.14	[13]	.43	[13]	2.48	[13]
10/31/2019	11.39	.32	.77	1.09	(.25)	(.24)	(.49)	11.99	10.04 [13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.77	[13]
10/31/2018	11.73	.27	(.26)	.01	(.22)	(.13)	(.35)	11.39	(.03)[13]	—	[11]	.15	[13]	.15	[13]	.47	[13]	2.35	[13]
10/31/2017[6,14]	11.10	.12	.51	.63	—	—	—	11.73	5.68 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.46	[9,13]	1.90	[9,13]
Class F-1:
10/31/2020	11.91	.26	.25	.51	(.24)	(.24)	(.48)	11.94	4.33	16.37				.37		.66		2.24
10/31/2019	11.32	.29	.76	1.05	(.22)	(.24)	(.46)	11.91	9.74	14.38				.38		.69		2.52
10/31/2018	11.65	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.32	(.19)	13.37				.37		.69		2.13
10/31/2017	10.91	.22	.85	1.07	(.19)	(.14)	(.33)	11.65	10.17	14.37				.37		.69		1.96
10/31/2016	11.05	.21	.24	.45	(.14)	(.45)	(.59)	10.91	4.38	6.39				.38		.71		1.97
Class F-2:
10/31/2020	11.98	.30	.25	.55	(.27)	(.24)	(.51)	12.02	4.68	48.10				.10		.39		2.51
10/31/2019	11.39	.32	.76	1.08	(.25)	(.24)	(.49)	11.98	10.04	44.10				.10		.41		2.81
10/31/2018	11.72	.27	(.25)	.02	(.22)	(.13)	(.35)	11.39	.06	38.11				.11		.43		2.33
10/31/2017	10.96	.25	.86	1.11	(.21)	(.14)	(.35)	11.72	10.45	19.12				.12		.44		2.21
10/31/2016	11.09	.24	.24	.48	(.16)	(.45)	(.61)	10.96	4.62	12.12				.11		.44		2.23
Class F-3:
10/31/2020	12.01	.32	.24	.56	(.28)	(.24)	(.52)	12.05	4.75	3.01				.01		.30		2.71
10/31/2019	11.42	.34	.75	1.09	(.26)	(.24)	(.50)	12.01	10.08	4.01				.01		.32		2.91
10/31/2018	11.74	.28	(.24)	.04	(.23)	(.13)	(.36)	11.42	.22	4.01				.01		.33		2.45
10/31/2017[6,15]	10.92	.20	.62	.82	—	—	—	11.74	7.51 [8]	—	[11]	.05	[9]	.04	[9]	.36	[9]	2.32	[9]
Class R-1:
10/31/2020	11.75	.18	.23	.41	(.15)	(.24)	(.39)	11.77	3.51	8		1.14		1.14		1.43		1.51
10/31/2019	11.15	.20	.76	.96	(.12)	(.24)	(.36)	11.75	8.95	9		1.13		1.13		1.44		1.76
10/31/2018	11.47	.15	(.25)	(.10)	(.09)	(.13)	(.22)	11.15	(.94)	10		1.14		1.14		1.46		1.35
10/31/2017	10.73	.14	.83	.97	(.09)	(.14)	(.23)	11.47	9.31	11		1.14		1.14		1.46		1.25
10/31/2016	10.85	.13	.23	.36	(.03)	(.45)	(.48)	10.73	3.50	13		1.18		1.16		1.49		1.23
Class R-2:
10/31/2020	11.75	.18	.24	.42	(.15)	(.24)	(.39)	11.78	3.58	222		1.12		1.12		1.41		1.53
10/31/2019	11.16	.20	.76	.96	(.13)	(.24)	(.37)	11.75	8.93	255		1.11		1.11		1.42		1.81
10/31/2018	11.49	.16	(.26)	(.10)	(.10)	(.13)	(.23)	11.16	(.96)	274		1.11		1.11		1.43		1.39
10/31/2017	10.74	.14	.85	.99	(.10)	(.14)	(.24)	11.49	9.40	311		1.09		1.09		1.41		1.29
10/31/2016	10.87	.13	.24	.37	(.05)	(.45)	(.50)	10.74	3.61	322		1.14		1.12		1.45		1.27
Class R-2E:
10/31/2020	11.76	.21	.25	.46	(.19)	(.24)	(.43)	11.79	3.91	80.82				.82		1.11		1.81
10/31/2019	11.18	.23	.76	.99	(.17)	(.24)	(.41)	11.76	9.28	87.81				.81		1.12		2.07
10/31/2018	11.54	.19	(.26)	(.07)	(.16)	(.13)	(.29)	11.18	(.67)	84.81				.81		1.13		1.63
10/31/2017	10.84	.16	.85	1.01	(.17)	(.14)	(.31)	11.54	9.62	62.80				.80		1.12		1.47
10/31/2016	11.04	.16	.25	.41	(.16)	(.45)	(.61)	10.84	3.97	26.81				.81		1.14		1.49
Class R-3:
10/31/2020	11.87	.23	.24	.47	(.20)	(.24)	(.44)	11.90	4.01	426.66				.66		.95		1.96
10/31/2019	11.28	.26	.75	1.01	(.18)	(.24)	(.42)	11.87	9.39	457.66				.66		.97		2.25
10/31/2018	11.60	.21	(.25)	(.04)	(.15)	(.13)	(.28)	11.28	(.41)	483.66				.66		.98		1.83
10/31/2017	10.86	.19	.84	1.03	(.15)	(.14)	(.29)	11.60	9.73	546.65				.65		.97		1.71
10/31/2016	10.98	.18	.24	.42	(.09)	(.45)	(.54)	10.86	4.10	513.71				.70		1.03		1.69
Class R-4:
10/31/2020	11.96	.27	.25	.52	(.24)	(.24)	(.48)	12.00	4.39	398.36				.36		.65		2.27
10/31/2019	11.36	.29	.77	1.06	(.22)	(.24)	(.46)	11.96	9.77	442.36				.36		.67		2.55
10/31/2018	11.69	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.36	(.17)	453.36				.36		.68		2.14
10/31/2017	10.94	.22	.85	1.07	(.18)	(.14)	(.32)	11.69	10.10	534.35				.35		.67		1.99
10/31/2016	11.06	.21	.25	.46	(.13)	(.45)	(.58)	10.94	4.44	425.39				.38		.71		2.00
American Funds Target Date Retirement Series / Prospectus     128

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$11.94	$.31	$.23	$.54	$(.26)	$(.24)	$(.50)	$11.98	4.55%	$192.16%		.16%	.45%	2.64%
10/31/2019	11.35	.31	.77	1.08	(.25)	(.24)	(.49)	11.94	9.99	251.16		.16	.47	2.69
10/31/2018	11.68	.25	(.23)	.02	(.22)	(.13)	(.35)	11.35	.05	200.15		.15	.47	2.14
10/31/2017	10.93	.24	.86	1.10	(.21)	(.14)	(.35)	11.68	10.37	52.15		.15	.47	2.15
10/31/2016[6,16]	11.04	.21	.29	.50	(.16)	(.45)	(.61)	10.93	4.87 [8]	29.16	[9]	.16 [9]	.49 [9]	2.01 [9]
Class R-5:
10/31/2020	12.07	.31	.25	.56	(.28)	(.24)	(.52)	12.11	4.66	93.06		.06	.35	2.58
10/31/2019	11.47	.33	.76	1.09	(.25)	(.24)	(.49)	12.07	10.06	119.06		.06	.37	2.88
10/31/2018	11.80	.29	(.27)	.02	(.22)	(.13)	(.35)	11.47	.09	140.07		.07	.39	2.44
10/31/2017	11.03	.26	.86	1.12	(.21)	(.14)	(.35)	11.80	10.51	259.06		.06	.38	2.28
10/31/2016	11.15	.25	.24	.49	(.16)	(.45)	(.61)	11.03	4.70	181.09		.07	.40	2.28
Class R-6:
10/31/2020	12.03	.31	.25	.56	(.28)	(.24)	(.52)	12.07	4.74	2,801.01		.01	.30	2.59
10/31/2019	11.43	.33	.77	1.10	(.26)	(.24)	(.50)	12.03	10.16	2,564.01		.01	.32	2.86
10/31/2018	11.76	.29	(.26)	.03	(.23)	(.13)	(.36)	11.43	.16	1,996.01		.01	.33	2.47
10/31/2017	11.00	.26	.86	1.12	(.22)	(.14)	(.36)	11.76	10.50	1,448.01		.01	.33	2.33
10/31/2016	11.12	.26	.23	.49	(.16)	(.45)	(.61)	11.00	4.77	850.03		.02	.35	2.38

129     American Funds Target Date Retirement Series / Prospectus

2010 Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$11.28	$.25	$.23	$.48	$(.23)	$(.16)	$(.39)	$11.37	4.31%	$604.35%				.35%		.79%		2.22%
10/31/2019	10.71	.28	.67	.95	(.21)	(.17)	(.38)	11.28	9.32	559.37				.37		.68		2.54
10/31/2018	11.01	.24	(.26)	(.02)	(.19)	(.09)	(.28)	10.71	(.28)	528.36				.36		.68		2.18
10/31/2017	10.34	.22	.72	.94	(.18)	(.09)	(.27)	11.01	9.32	598.35				.35		.67		2.08
10/31/2016	10.36	.21	.22	.43	(.14)	(.31)	(.45)	10.34	4.38	573.39				.38		.71		2.11
Class C:
10/31/2020	11.09	.17	.22	.39	(.16)	(.16)	(.32)	11.16	3.52	26		1.09		1.09		1.53		1.51
10/31/2019	10.53	.19	.67	.86	(.13)	(.17)	(.30)	11.09	8.48	28		1.10		1.10		1.41		1.80
10/31/2018	10.83	.15	(.25)	(.10)	(.11)	(.09)	(.20)	10.53	(1.01)	25		1.10		1.10		1.42		1.42
10/31/2017	10.19	.14	.71	.85	(.12)	(.09)	(.21)	10.83	8.52	26		1.11		1.11		1.43		1.31
10/31/2016	10.23	.13	.22	.35	(.08)	(.31)	(.39)	10.19	3.66	22		1.14		1.13		1.46		1.34
Class T:
10/31/2020	11.29	.27	.23	.50	(.25)	(.16)	(.41)	11.38	4.53 [13]	—	[11]	.15	[13]	.15	[13]	.59	[13]	2.44	[13]
10/31/2019	10.72	.30	.68	.98	(.24)	(.17)	(.41)	11.29	9.57 [13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.77	[13]
10/31/2018	11.03	.26	(.27)	(.01)	(.21)	(.09)	(.30)	10.72	(.14)[13]	—	[11]	.15	[13]	.15	[13]	.47	[13]	2.38	[13]
10/31/2017[6,14]	10.48	.12	.43	.55	—	—	—	11.03	5.25 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.46	[9,13]	1.96	[9,13]
Class F-1:
10/31/2020	11.22	.24	.24	.48	(.23)	(.16)	(.39)	11.31	4.34	9.38				.38		.82		2.17
10/31/2019	10.66	.28	.66	.94	(.21)	(.17)	(.38)	11.22	9.26	8.38				.38		.69		2.61
10/31/2018	10.97	.23	(.26)	(.03)	(.19)	(.09)	(.28)	10.66	(.36)	8.38				.38		.70		2.16
10/31/2017	10.31	.22	.72	.94	(.19)	(.09)	(.28)	10.97	9.42	8.38				.38		.70		2.04
10/31/2016	10.35	.21	.21	.42	(.15)	(.31)	(.46)	10.31	4.30	3.39				.38		.71		2.04
Class F-2:
10/31/2020	11.27	.28	.23	.51	(.26)	(.16)	(.42)	11.36	4.60	29.10				.10		.54		2.48
10/31/2019	10.71	.30	.67	.97	(.24)	(.17)	(.41)	11.27	9.57	24.10				.10		.41		2.79
10/31/2018	11.02	.26	(.27)	(.01)	(.21)	(.09)	(.30)	10.71	(.12)	18.11				.11		.43		2.35
10/31/2017	10.35	.24	.73	.97	(.21)	(.09)	(.30)	11.02	9.64	8.12				.12		.44		2.27
10/31/2016	10.37	.24	.22	.46	(.17)	(.31)	(.48)	10.35	4.69	5.13				.12		.45		2.35
Class F-3:
10/31/2020	11.30	.27	.25	.52	(.27)	(.16)	(.43)	11.39	4.67	6.01				.01		.45		2.43
10/31/2019	10.74	.29	.69	.98	(.25)	(.17)	(.42)	11.30	9.62	4.02				.01		.32		2.62
10/31/2018	11.04	.28	(.27)	.01	(.22)	(.09)	(.31)	10.74	.04	1.01				.01		.33		2.56
10/31/2017[6,15]	10.31	.16	.57	.73	—	—	—	11.04	7.08 [8]	—	[11]	.02	[9]	.01	[9]	.33	[9]	2.00	[9]
Class R-1:
10/31/2020	11.22	.17	.23	.40	(.13)	(.16)	(.29)	11.33	3.57	2		1.06		1.06		1.50		1.54
10/31/2019	10.63	.19	.67	.86	(.10)	(.17)	(.27)	11.22	8.43	2		1.14		1.14		1.45		1.79
10/31/2018	10.90	.15	(.26)	(.11)	(.07)	(.09)	(.16)	10.63	(1.04)	3		1.14		1.14		1.46		1.42
10/31/2017	10.23	.14	.71	.85	(.09)	(.09)	(.18)	10.90	8.47	3		1.14		1.14		1.46		1.35
10/31/2016	10.25	.13	.22	.35	(.06)	(.31)	(.37)	10.23	3.58	5		1.18		1.17		1.50		1.30
Class R-2:
10/31/2020	11.09	.16	.23	.39	(.14)	(.16)	(.30)	11.18	3.57	101		1.12		1.12		1.56		1.48
10/31/2019	10.53	.19	.67	.86	(.13)	(.17)	(.30)	11.09	8.49	109		1.11		1.11		1.42		1.81
10/31/2018	10.83	.15	(.26)	(.11)	(.10)	(.09)	(.19)	10.53	(1.09)	108		1.11		1.11		1.43		1.43
10/31/2017	10.17	.14	.71	.85	(.10)	(.09)	(.19)	10.83	8.58	125		1.09		1.09		1.41		1.35
10/31/2016	10.19	.14	.21	.35	(.06)	(.31)	(.37)	10.17	3.66	130		1.14		1.12		1.45		1.38
Class R-2E:
10/31/2020	11.09	.20	.21	.41	(.18)	(.16)	(.34)	11.16	3.78	61.82				.82		1.26		1.78
10/31/2019	10.54	.22	.67	.89	(.17)	(.17)	(.34)	11.09	8.79	56.82				.82		1.13		2.06
10/31/2018	10.86	.18	(.25)	(.07)	(.16)	(.09)	(.25)	10.54	(.72)	45.81				.81		1.13		1.70
10/31/2017	10.23	.16	.72	.88	(.16)	(.09)	(.25)	10.86	8.88	41.80				.80		1.12		1.52
10/31/2016	10.33	.15	.23	.38	(.17)	(.31)	(.48)	10.23	3.92	16.81				.81		1.14		1.52
Class R-3:
10/31/2020	11.19	.21	.22	.43	(.19)	(.16)	(.35)	11.27	3.94	279.67				.67		1.11		1.93
10/31/2019	10.63	.24	.67	.91	(.18)	(.17)	(.35)	11.19	8.95	298.67				.67		.98		2.24
10/31/2018	10.93	.20	(.26)	(.06)	(.15)	(.09)	(.24)	10.63	(.61)	285.67				.67		.99		1.85
10/31/2017	10.26	.19	.72	.91	(.15)	(.09)	(.24)	10.93	9.11	291.66				.66		.98		1.76
10/31/2016	10.29	.18	.21	.39	(.11)	(.31)	(.42)	10.26	3.99	262.72				.70		1.03		1.79
Class R-4:
10/31/2020	11.26	.25	.23	.48	(.23)	(.16)	(.39)	11.35	4.31	315.36				.36		.80		2.22
10/31/2019	10.69	.28	.67	.95	(.21)	(.17)	(.38)	11.26	9.31	324.36				.36		.67		2.54
10/31/2018	10.99	.24	(.26)	(.02)	(.19)	(.09)	(.28)	10.69	(.29)	310.37				.37		.69		2.17
10/31/2017	10.32	.22	.72	.94	(.18)	(.09)	(.27)	10.99	9.36	353.36				.36		.68		2.06
10/31/2016	10.35	.21	.21	.42	(.14)	(.31)	(.45)	10.32	4.34	303.40				.38		.71		2.09

American Funds Target Date Retirement Series / Prospectus     130

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5E:
10/31/2020	$11.24	$.28	$.23	$.51		$(.25)	$(.16)	$(.41)	$11.34	4.59%	$137.16%		.16%	.60%	2.52%
10/31/2019	10.69	.29	.67	.96		(.24)	(.17)	(.41)	11.24	9.42	154.16		.16	.47	2.67
10/31/2018	10.99	.24	(.24)	—	[10]	(.21)	(.09)	(.30)	10.69	(.08)	104.16		.16	.48	2.22
10/31/2017	10.32	.24	.72	.96		(.20)	(.09)	(.29)	10.99	9.62	46.15		.15	.47	2.24
10/31/2016[6,16]	10.32	.21	.27	.48		(.17)	(.31)	(.48)	10.32	4.97 [8]	33.17	[9]	.17 [9]	.50 [9]	2.12 [9]
Class R-5:
10/31/2020	11.36	.29	.23	.52		(.26)	(.16)	(.42)	11.46	4.67	74.06		.06	.50	2.54
10/31/2019	10.79	.32	.66	.98		(.24)	(.17)	(.41)	11.36	9.60	81.07		.07	.38	2.90
10/31/2018	11.09	.27	(.26)	.01		(.22)	(.09)	(.31)	10.79	(.02)	108.07		.07	.39	2.47
10/31/2017	10.41	.25	.73	.98		(.21)	(.09)	(.30)	11.09	9.70	206.06		.06	.38	2.31
10/31/2016	10.43	.24	.22	.46		(.17)	(.31)	(.48)	10.41	4.67	119.09		.08	.41	2.38
Class R-6:
10/31/2020	11.33	.29	.23	.52		(.27)	(.16)	(.43)	11.42	4.65	2,191.01		.01	.45	2.54
10/31/2019	10.76	.31	.68	.99		(.25)	(.17)	(.42)	11.33	9.70	1,905.01		.01	.32	2.85
10/31/2018	11.06	.27	(.26)	.01		(.22)	(.09)	(.31)	10.76	.04	1,380.01		.01	.33	2.50
10/31/2017	10.38	.25	.73	.98		(.21)	(.09)	(.30)	11.06	9.77	1,012.02		.02	.34	2.37
10/31/2016	10.40	.26	.20	.46		(.17)	(.31)	(.48)	10.38	4.75	571.04		.02	.35	2.51

	Period ended October 31,
Portfolio turnover rate for all share classes	2020	2019	2018	2017	2016
2065 Fund	22%[6,7,8]
2060 Fund	3[17]	—%[18]	3%	4%	12%
2055 Fund	3[17]	—[18]	—[18]	1	3
2050 Fund	4[17]	—[18]	—[18]	—[18]	2
2045 Fund	4[17]	—[18]	—[18]	—[18]	3
2040 Fund	5[17]	—[18]	—[18]	—[18]	2
2035 Fund	9[17]	—[18]	—[18]	—[18]	3
2030 Fund	8[17]	—[18]	—[18]	—[18]	3
2025 Fund	12[17]	—[18]	—[18]	—[18]	5
2020 Fund	13[17]	2	2	1	5
2015 Fund	13	6	7	4	8
2010 Fund	12	5	8	5	14

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges.

3 This column reflects the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services, reimbursed transfer agent services for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses during certain funds’ startup period.

4 This column does not include expenses of the underlying funds in which each fund invests.

5 This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class's expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.

6 Based on operations for a period that is less than a full year.

7 For the period March 27, 2020, commencement of operations, through October 31, 2020.

8 Not annualized.

9 Annualized.

10 Amount less than $.01.

11 Amount less than $1 million.

12 Amount less than .01%.

13 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

14 Class T shares began investment operations on April 7, 2017.

15 Class F-3 shares began investment operations on January 27, 2017.

16 Class R-5E shares began investment operations on November 20, 2015.

17 Includes the value of securities sold due to in-kind redemptions. The rates would have been 1%, 2%, 2%, 2%, 3%, 7%, 6%, 11% and 12% for 2060 Fund, 2055 Fund, 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund and 2020 Fund, respectively, if the value of securities sold due to in-kind redemptions were excluded.

18 Amount is either less than 1% or there is no turnover.

131     American Funds Target Date Retirement Series / Prospectus

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Class A Shares front-end sales charge waivers available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

· Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for sales charge waived shares, that waiver will also apply to such exchanges

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

D.A. Davidson & Co.

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

American Funds Target Date Retirement Series / Prospectus     132

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation ("ROA")

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any direct purchase money market funds and assets held in group retirement plans) of the American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent ("LOI")

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

· Shares purchased in an Edward Jones fee-based program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

133     American Funds Target Date Retirement Series / Prospectus

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder, or account beneficiary for Class 529 shares

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares, or Class R-4 shares for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sale charge as disclosed in the prospectus

529 Plan Account Maintenance Fees

· For 529 Plan accounts held in omnibus by Edward Jones, the annual account maintenance fees are waived

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

American Funds Target Date Retirement Series / Prospectus     134

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

Merrill Lynch, Pierce, Fenner & Smith

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

· Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Classes A and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

135     American Funds Target Date Retirement Series / Prospectus

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

· Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Morgan Stanley Wealth Management clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

· Effective June 1, 2020, Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load

Effective June 30, 2020, Morgan Stanley Wealth Management clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Oppenheimer & Co., Inc. (OPCO)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

American Funds Target Date Retirement Series / Prospectus     136

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and

each entity’s affiliates (“Raymond James”) Class A share front-end sales charge waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (Baird)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

137     American Funds Target Date Retirement Series / Prospectus

Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account

· s, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver

Front-end sales load waiver on Class A shares

· Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel's policies and procedures

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply. For accounts held by the fund’s transfer agent, the fund’s standard C share conversion schedule of 8 years applies.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

American Funds Target Date Retirement Series / Prospectus     138

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For dealer services	American Funds Distributors (800) 421-9900
For 24-hour information	American FundsLine (800) 325-3590 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the series, including the series’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the series, the series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the series are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the series. You may also occasionally receive proxy statements for the series. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the series at 333 South Hope Street, Los Angeles, California 90071-1406.

MFGEPRX-850-0121P Litho in USA CGD/DFS/9773 Investment Company File No. 811-21981

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Target Date Retirement Series®

Part B
Statement of Additional Information

January 1, 2021

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Target Date Retirement Series (the “series”) dated January 1, 2021. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the series at the following address:

American Funds Target Date Retirement Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3	Class R-1
American Funds 2065 Target Date Retirement FundSM	AAOTX	CCLTX	TDTTX	FAXTX	FBMTX	FCQTX	RAQTX
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX
	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds 2065 Target Date Retirement FundSM	RBOTX	RBEOX	RCPTX	RDLTX	RHLTX	REOTX	RFVTX
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX

American Funds Target Date Retirement Series — Page 1

Table of Contents

Item	Page no.

Description of certain securities, investment techniques and risks	3
Fund policies	32
Management of the series	34
Execution of portfolio transactions	85
Disclosure of portfolio holdings	86
Price of shares	88
Taxes and distributions	91
Purchase and exchange of shares	94
Sales charges	99
Sales charge reductions and waivers	102
Selling shares	106
Shareholder account services and privileges	107
General information	110
Appendix	125

Investment portfolio
Financial statements

American Funds Target Date Retirement Series — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” and “Information regarding underlying funds,” which provide information about the series, the funds and the underlying funds.

The funds

The following descriptions of securities, investment techniques and risks apply to each of the funds.

Investment techniques relating to the funds in the series — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents, including but not limited to obligations of banks, such as time deposits, or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (d) repurchase agreements.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Investment techniques relating to the underlying funds — Because the following is a combined summary of investment strategies of all of the underlying funds, certain matters described herein will only apply to your fund to the extent it is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund’s prospectus or the “Fund policies” section of this SAI, or by applicable law, each fund in the series may invest in underlying funds which engage in each of the practices described below.

The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Cash and cash equivalents — In addition to its investments in the underlying funds, a portion of the fund’s assets may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper; (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; (e) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less; and (f) shares of money market funds. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

American Funds Target Date Retirement Series — Page 3

Allocation – The funds consist of allocations of funds selected solely from proprietary funds managed by the investment adviser. No other funds or investments were considered in the construction of any fund.

The underlying funds

The following is a combined summary of investment strategies of all the underlying funds. Certain matters described below will only apply to a fund in the series to the extent such fund is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund’s prospectus or the “Fund policies” section of this statement of additional information, or by applicable law, each fund in the series may invest in underlying funds, which engage in each of the practices described below. The value of the fund will fluctuate as the values of the underlying funds change.

Market conditions – The value of, and the income generated by, the securities in which the underlying funds invest may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the underlying funds to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The underlying funds could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

American Funds Target Date Retirement Series — Page 4

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

American Funds Target Date Retirement Series — Page 5

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may

American Funds Target Date Retirement Series — Page 6

entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

American Funds Target Date Retirement Series — Page 7

Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent an underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the

American Funds Target Date Retirement Series — Page 8

fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and an underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

In determining the domicile of an issuer, the underlying fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While an underlying fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other

American Funds Target Date Retirement Series — Page 9

things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Insufficient market information — An underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could become subject in the future

American Funds Target Date Retirement Series — Page 10

to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — An underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Investing through Stock Connect — An underlying fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact an underlying fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and an underlying fund may experience delays in transacting via Stock Connect. An underlying fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal

American Funds Target Date Retirement Series — Page 11

Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

American Funds Target Date Retirement Series — Page 12

Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of

American Funds Target Date Retirement Series — Page 13

principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only

American Funds Target Date Retirement Series — Page 14

receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Derivatives — In pursuing its investment objective, the underlying fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described below under “Currency transactions,” the underlying fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

American Funds Target Date Retirement Series — Page 15

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the underlying fund as a result of the failure of the underlying fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a derivative instrument may result in losses. Further, if an underlying fund’s counterparty were to default on its obligations, the underlying fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the underlying fund’s rights as a creditor and delay or impede the underlying fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the underlying fund’s other investments, the ability of the underlying fund to successfully utilize such derivative instruments may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the underlying fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the underlying fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the underlying fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the underlying fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the underlying fund’s derivative positions, the underlying fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the underlying fund.

Because certain derivative instruments may obligate the underlying fund to make one or more potential future payments, which could significantly exceed the value of the underlying fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the underlying fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the underlying fund’s investment in the instrument. When an underlying fund leverages its portfolio, investments in that underlying fund will tend to be more volatile, resulting in larger gains or

American Funds Target Date Retirement Series — Page 16

losses in response to market changes. In accordance with applicable regulatory requirements, the underlying fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the underlying fund’s portfolio. Because the underlying fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the underlying fund’s investments in such derivatives may also require the underlying fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The underlying fund may enter into futures contracts to seek to manage the underlying fund’s interest rate sensitivity by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the underlying fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the underlying fund purchases or sells a security, such as a stock or bond, no price is paid or received by the underlying fund upon the purchase or sale of a futures contract. When the underlying fund enters into a futures contract, the underlying fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the underlying fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the underlying fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the underlying fund but is instead a settlement between the underlying fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the underlying fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the underlying fund, the underlying fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the underlying fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the underlying fund.

When the underlying fund invests in futures contracts and deposits margin with an FCM, the underlying fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the underlying fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share

American Funds Target Date Retirement Series — Page 17

pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is more, the underlying fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is less, the underlying fund realizes a loss.

The underlying fund is generally required to segregate liquid assets equivalent to the underlying fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the underlying fund will segregate or earmark liquid assets in an amount equal to the contract price the underlying fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the underlying fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the underlying fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the underlying fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the underlying fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the underlying fund may be able to utilize these contracts to a greater extent than if the underlying fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the underlying fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the underlying fund’s portfolio. However, segregation of liquid assets will not limit the underlying fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the underlying fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the underlying fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the underlying fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the underlying fund had purchased the reference asset directly. When the underlying fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing

American Funds Target Date Retirement Series — Page 18

positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the underlying fund may be prevented from promptly liquidating unfavorable futures positions and the underlying fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the underlying fund to substantial losses. Additionally, the underlying fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the underlying fund would remain obligated to meet margin requirements until the position is cleared. As a result, the underlying fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the underlying fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — An underlying fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the underlying fund by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an underlying fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The underlying fund will generally segregate assets with a daily value at least equal to the excess, if any, of the underlying fund’s accrued obligations under the swap agreement over the accrued amount the underlying fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the underlying fund’s investment adviser. To the extent an underlying fund enters into bilaterally negotiated swap transactions, the underlying fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the underlying fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

American Funds Target Date Retirement Series — Page 19

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, an underlying fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the underlying fund as protection buyer may receive a single name credit default swap (CDS) contract representing the relevant constituent.

An underlying fund may enter into a CDSI transaction as either protection buyer or protection seller. If the underlying fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the underlying fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the underlying fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the underlying fund, coupled with the periodic payments previously received by the underlying fund, may be less than the full notional value that the underlying fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the underlying fund. Furthermore, as a protection seller, the underlying fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that an underlying fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the underlying fund might have may be subject to applicable bankruptcy laws, which could delay or limit the underlying fund’s recovery. Thus, if an underlying fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the underlying fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when an underlying fund invests in a CDSI as a protection seller, the underlying fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the underlying fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the underlying fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, an underlying fund’s obligations under a CDSI agreement will be accrued daily and, where applicable, offset against any amounts owing to the underlying fund. In connection with CDSI transactions in which an underlying fund acts as protection buyer, the underlying fund will segregate liquid assets with a value at least equal to the underlying fund’s exposure (i.e., any accrued but unpaid net amounts owed by the underlying fund to any counterparty),

American Funds Target Date Retirement Series — Page 20

on a marked-to-market basis, less the value of any posted margin. When an underlying fund acts as protection seller, the underlying fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the underlying fund has assets available to satisfy its obligations with respect to CDSI transactions and to limit any potential leveraging of the underlying fund’s portfolio. However, segregation of liquid assets will not limit an underlying fund’s exposure to loss. To maintain this required margin, an underlying fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the underlying fund’s ability to otherwise invest those assets in other securities or instruments.

Currency transactions — An underlying fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, an underlying fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by an underlying fund will typically involve the purchase or sale of a currency against the U.S. dollar, the underlying fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent an underlying fund from entering into foreign currency transactions, force an underlying fund to exit such transactions at an unfavorable time or price or result in penalties to an underlying fund, any of which may result in losses to an underlying fund.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of an underlying fund’s commitment increases because of changes in exchange rates, the underlying fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the underlying fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the underlying fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives”

American Funds Target Date Retirement Series — Page 21

section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an underlying fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The underlying fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission (“SEC”).

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

Certain underlying funds may enter into roll transactions, such as a mortgage dollar roll where an underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), an underlying fund forgoes principal and interest paid on the mortgage-backed securities. An underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. An underlying fund could suffer a loss if the contracting party fails to perform the future transaction and an underlying fund is therefore unable to buy back the mortgage-backed securities it initially sold. An underlying fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which increase an underlying fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

An underlying fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an underlying fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund’s portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. An underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, an underlying fund may still dispose of or renegotiate

American Funds Target Date Retirement Series — Page 22

the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

Repurchase agreements — An underlying fund may enter into repurchase agreements, or “repos”, under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by an underlying fund that is collateralized by the security purchased. Repos permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, an underlying fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

An underlying fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the underlying fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

An underlying fund may also enter into “roll” transactions. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. An underlying fund assumes the risk of price and yield fluctuations during the time of the commitment. Such fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions with broker-dealers.

Inflation-linked bonds — An underlying fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary

American Funds Target Date Retirement Series — Page 23

indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, an underlying fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When an underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

American Funds Target Date Retirement Series — Page 24

The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. As a result, post-2021, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the underlying funds’ investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Relatedly, there are outstanding contracts governing bonds and other instruments which reference LIBOR that are due to mature beyond the end of 2021. These “legacy contracts” will need to be transitioned to an alternative reference rate, and a failure to do so may adversely impact the security (for example, under existing contract language the instrument could fall back to a fixed rate or have no fallback rate) and create contractual uncertainty, as well as market and litigation risk. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, an underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the

American Funds Target Date Retirement Series — Page 25

subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of an underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These

American Funds Target Date Retirement Series — Page 26

commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the underlying fund is committed to advance additional funds, the underlying fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

American Funds Target Date Retirement Series — Page 27

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Commercial paper — An underlying fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its

American Funds Target Date Retirement Series — Page 28

commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which an underlying fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

Some underlying fund holdings (including some restricted securities) may be deemed illiquid if the underlying fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the underlying fund’s adviser under a liquidity risk management program adopted by the underlying fund’s board and administered by the underlying fund’s adviser. The underlying fund may incur significant additional costs in disposing of illiquid securities.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to a fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce

American Funds Target Date Retirement Series — Page 29

the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

* * * * * *

American Funds Target Date Retirement Series — Page 30

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year. See “Financial Highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years where available.

	Fiscal year	Portfolio turnover rate
American Funds 2065 Target Date Retirement Fund*	2020	22%
	2019	—
American Funds 2060 Target Date Retirement Fund*	2020	3
	2019	0
American Funds 2055 Target Date Retirement Fund*	2020	3
	2019	0
American Funds 2050 Target Date Retirement Fund	2020	4
	2019	0
American Funds 2045 Target Date Retirement Fund	2020	4
	2019	0
American Funds 2040 Target Date Retirement Fund	2020	5
	2019	0
American Funds 2035 Target Date Retirement Fund	2020	9
	2019	0
American Funds 2030 Target Date Retirement Fund	2020	8
	2019	0
American Funds 2025 Target Date Retirement Fund	2020	12
	2019	0
American Funds 2020 Target Date Retirement Fund*	2020	13
	2019	2
American Funds 2015 Target Date Retirement Fund*	2020	13
	2019	6
American Funds 2010 Target Date Retirement Fund*	2020	12
	2019	5

* The increase or decrease in turnover was due to increased or decreased trading activity during the period.

American Funds Target Date Retirement Series — Page 31

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The series has adopted the following policies with respect to each fund, which may not be changed without approval by holders of a majority of the fund’s outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2. A fund may not invest in companies for the purpose of exercising control or management.

American Funds Target Date Retirement Series — Page 32

Additional information about each fund’s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of such fund’s commitment (in accordance with applicable SEC or SEC staff guidance), such agreement or transaction will not be considered a senior security by such fund.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, each fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. For purposes of calculating compliance with restrictions on industry concentrations, each fund will look through to the securities held by the underlying funds in which it invests. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto. Each fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

American Funds Target Date Retirement Series — Page 33

Management of the series

Board of trustees and officers

Independent trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

American Funds Target Date Retirement Series — Page 34

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
James G. Ellis, 1947 Trustee (2010)	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · MBA
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	87	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, non-profit and governmental organizations

· MS, PhD, electrical engineering

Mary Davis Holt, 1950 Trustee (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None

· Service as chief operations officer, global media company

· Senior corporate management experience

· Corporate board experience

· Service on advisory and trustee boards for educational, business and non-profit organizations

· MBA

American Funds Target Date Retirement Series — Page 35

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
R. Clark Hooper, 1946 Trustee (2010)	Private investor	90	Former director of The Swiss Helvetia Fund, Inc. (until 2016)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow, 1958 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	89	Mastercard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

· Service with Office of the U.S. Trade Representative and U.S. Department of Justice

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Experience as corporate lawyer

· JD

Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive) (2010)	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	Former director of ClubCorp Holdings, Inc. (until 2017)

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

American Funds Target Date Retirement Series — Page 36

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Alexandra Trower, 1964 Trustee (2018)	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None	· Service on trustee boards for charitable and nonprofit organizations · Senior corporate management experience · Branding
Paul S. Williams, 1959 Trustee (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86

Compass Minerals, Inc. (producer of salt and specialty fertilizers)

Former director of State Auto Financial Corp. (property and casualty insurance company) (until 2015); Bob Evans Farms, Inc. (restaurant company) (until 2017); Essendant, Inc. (business products wholesaler) (until 2019)

· Senior corporate management experience

· Corporate board experience

· Corporate governance experience

· Service on trustee boards for charitable and educational nonprofit organizations

· Securities law expertise

· JD

American Funds Target Date Retirement Series — Page 37

Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the series’ service providers also permit the interested trustees to make a significant contribution to the series’ board.

Name, year of birth and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Bradley J. Vogt, 1965 President and Trustee (2012)	Partner – Capital Research Global Investors, Capital Research and Management Company; Partner – Capital Research Global Investors, Capital Bank and Trust Company*	31	None
Michael C. Gitlin, 1970 Trustee (2019)	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

Other officers5

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Walt L. Burkley, 1966 Executive Vice President (2018)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*; Director, Capital Research and Management Company
Michelle J. Black, 1971 Senior Vice President (2020)	Partner – Capital Solutions Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President (2020)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Joanna F. Jonsson, 1963 Senior Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company; Vice Chair and President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*

American Funds Target Date Retirement Series — Page 38

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Samir Mathur, 1965 Senior Vice President (2020)	Partner – Capital Solutions Group, Capital Research and Management Company
Wesley K. Phoa, 1966 Senior Vice President (2012)	Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Partner – Capital Solutions Group, Capital Research and Management Company
Shannon Ward, 1964 Senior Vice President (2020)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Rich Lang, 1969 Vice President (2015)	Senior Vice President, Capital Group Institutional Investment Services Division, American Funds Distributors, Inc.*
Maria Manotok, 1974 Vice President (2010)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.*; Director, Capital Group Investment Management Limited*
Steven I. Koszalka, 1964 Secretary (2006)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2007)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2015)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.

2 Trustees and officers of the series serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the series within the meaning of the 1940 Act, on the basis of his or her affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

5 All of the trustees and/or officers listed, with the exception of Richard M. Lang, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Funds Target Date Retirement Series — Page 39

Fund shares owned by trustees as of December 31, 2019:

Name	Dollar range[1,2] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
James G. Ellis	None[4]	Over $100,000	N/A	N/A
Nariman Farvardin	$50,001 – $100,000[4]	Over $100,000	Over $100,000	Over $100,000
Mary Davis Holt	None[4]	Over $100,000	N/A	N/A
R. Clark Hooper	$50,001 – $100,000[4]	Over $100,000	N/A	Over $100,000
Merit E. Janow	$1 – $10,000[4]	Over $100,000	N/A	N/A
Margaret Spellings	None[4]	Over $100,000	N/A	Over $100,000
Alexandra Trower	None[4]	Over $100,000	$50,001 – $100,000	Over $100,000
Paul S. Williams[5]	N/A4	Over $100,000	N/A	N/A

Name	Dollar range[1,2] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Bradley J. Vogt	Over $100,000	Over $100,000
Michael C. Gitlin	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2019, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 Shares of the funds in the series are only available through tax-favored retirement plans and IRAs. The role these funds would play in a trustee’s investment portfolio will vary and depend on a number of factors including tax, retirement plan coverage and plan terms, and other retirement planning considerations. A trustee may have exposure to the funds in the series through an allocation of some or all of his or her nonqualified deferred compensation account.

5 Mr. Williams was elected to the board effective January 2, 2020. Information is as of January 31, 2020.

American Funds Target Date Retirement Series — Page 40

Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The series and the other funds served by each independent trustee each pay a portion of these attendance fees.

No pension or retirement benefits are accrued as part of series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

American Funds Target Date Retirement Series — Page 41

Trustee compensation earned during the fiscal year ended October 31, 2020:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2] (retired December 31, 2020)	$50,301	$407,000
James G. Ellis	52,787	498,500
Nariman Farvardin[2]	49,742	385,800
Mary Davis Holt	51,942	367,675
R. Clark Hooper[2]	45,401	428,176
Merit E. Janow	49,969	387,000
Margaret Spellings[2]	51,802	485,726
Alexandra Trower[2]	67,068	310,750
Paul S. Williams[2] (service began January 2, 2020)	52,200	238,500

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2007. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2020 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the end of the 2020 fiscal year for participating trustees is as follows: William H. Baribault ($49,035), Nariman Farvardin ($147,149), R. Clark Hooper ($88,123), Margaret Spellings ($73,858), Alexandra Trower ($188,511) and Paul S. Williams ($17,187). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Maryland corporation on November 6, 2006, and reorganized as a Delaware statutory trust on January 1, 2011. All series operations are supervised by the series’ board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

The series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees

American Funds Target Date Retirement Series — Page 42

and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all funds and classes of the series vote together on matters that affect all funds and share classes in substantially the same manner. Each fund or share class votes separately on matters that affect that fund or class alone. In addition, the trustees have the authority to establish new funds and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for series management and counsel to the independent trustees and the series.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes

American Funds Target Date Retirement Series — Page 43

they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the series’ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The series has an audit committee comprised of James G. Ellis, Mary Davis Holt and Paul S. Williams. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2020 fiscal year.

The series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2020 fiscal year.

The series has a nominating and governance committee comprised of Nariman Farvardin, R. Clark Hooper, Merit E. Janow, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2020 fiscal year.

The independent board members of the series have oversight responsibility for the series and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee

American Funds Target Date Retirement Series — Page 44

functions independently and is not a decision making body. The purpose of the committees is to assist the board of each series in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the series.

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles for American Funds Target Date Retirement Series (the “Principles”) with respect to voting proxies of securities held by the funds. The American Funds Target Date Retirement Series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, a fund will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles adopted by the underlying funds. For information on the proxy voting procedures and Principles for each of the underlying funds, please see the statement of additional information for each underlying fund.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website at capitalgroup.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

American Funds Target Date Retirement Series — Page 45

Principal fund shareholders — The following table identifies those investors who own of record, or are known by each fund to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2020. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds 2065 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	16.64%
		CLASS C	13.57
		CLASS F-3	74.06
		CLASS R-1	11.62

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	11.24

INDIVIDUAL INVESTOR #1 OLATHE KS	BENEFICIAL	CLASS C	9.85

INDIVIDUAL INVESTOR #2 N TAZEWELL VA	BENEFICIAL	CLASS C	8.98

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS C	6.38
		CLASS F-1	88.92
		CLASS F-2	35.45

CAPITAL RESEARCH & MANAGEMENT CO CORPORATE ACCOUNT LOS ANGELES CA	RECORD	CLASS F-1	6.89
		CLASS F-3	25.93
		CLASS R-1	85.17

TRIPLE S ALARM COMPANY INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	27.47

MY AUTO IMPORTS CENTER 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	23.67

MINCER'S INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	7.82

FISHER & THOMPSON INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	7.66

HERITAGE INSURANCE SERVICES INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	5.53

American Funds Target Date Retirement Series — Page 46

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
APPLIED UNDERWRITERS INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-4	8.40

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-4	6.77
		CLASS R-6	36.81

401K PLAN EVANSVILLE IN	BENEFICIAL	CLASS R-4	5.11

PLYVENEER PRODUCTS 401K PLAN WALTERVILLE OR	RECORD BENEFICIAL	CLASS R-5	19.72

RETIREMENT PLAN GREENWOOD VLG CO	BENEFICIAL	CLASS R-5	16.57

LEE CPA AUDIT GROUP 401K PLAN EL DORADO HILLS CA	RECORD BENEFICIAL	CLASS R-5	6.64

BRENNAN & CLARK LTD LLC 401K PLAN WOODRIDGE IL	RECORD BENEFICIAL	CLASS R-5	5.92

CASTINO FINANCIAL INC 401K PLAN NORTHFIELD IL	RECORD BENEFICIAL	CLASS R-5E	14.62

NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-5E CLASS R-6	11.36 7.18

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	5.62

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC SAN FRANCISCO CA	RECORD	CLASS R-6	5.39

American Funds 2060 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	16.69%
		CLASS C	8.99
		CLASS F-2	6.25
		CLASS F-3	20.70

American Funds Target Date Retirement Series — Page 47

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	8.48
		CLASS F-2	8.65

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	43.48

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	21.17
		CLASS F-2	9.49
		CLASS F-3	9.09

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	14.60

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	5.40
		CLASS F-3	5.50

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	24.24

RETIREMENT PLAN DENVER CO	BENEFICIAL	CLASS F-3	8.09

LEFELD PLUMBING & HEATING, INC RETIREMENT PLAN DENVER CO	RECORD BENEFICIAL	CLASS F-3	7.43

OLENTANGY LOCAL SCHOOLS (OH) 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	8.79

WESTERVILLE CITY SCHOOLS 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	7.72

DUBLIN CITY SCHOOLS 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	7.62

8 PASSENGERS PRODUCTIONS, LLC 401K PLAN DE PERE WI	RECORD BENEFICIAL	CLASS R-1	6.32

CDS 401K PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	6.29

DR SCHNEIDER AUTOMOTIVE SYSTEM 401K PLAN PITTSBURGH PA	RECORD BENEFICIAL	CLASS R-1	5.28

American Funds Target Date Retirement Series — Page 48

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
LA SURTIDORA CASH & CARRY INC RETIREMENT PLAN FONTANA CA	RECORD	CLASS R-1	5.17

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	19.62

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	6.39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	6.33

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	5.55

EQUITY-LEAGUE 401K PLAN WESTWOOD MA	RECORD BENEFICIAL	CLASS R-3	6.09

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	19.06

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	8.91
		CLASS R-5	5.89
		CLASS R-5E	31.73
		CLASS R-6	19.36

MOELIS & COMPANY GROUP LP 401K PLAN COVINGTON KY	RECORD BENEFICIAL	CLASS R-5	5.75

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS R-5	5.26

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	9.67

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	6.45

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.47

American Funds Target Date Retirement Series — Page 49

American Funds 2055 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	15.13%
		CLASS C	5.99
		CLASS F-3	70.81

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	8.54

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	36.18
		CLASS F-2	11.53

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	34.01

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	8.30

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS F-1	5.98

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	7.70

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-1	5.78
		CLASS R-2E	21.62

ROCHESTER CITY SCHOOL DISTRICT (NY) 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	9.42

GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT GREENWOOD VLG CO	RECORD	CLASS R-2E	6.64

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	6.52

American Funds Target Date Retirement Series — Page 50

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	5.51

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	18.07

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	12.69
		CLASS R-5	16.69
		CLASS R-5E	41.08
		CLASS R-6	24.52

VOYA INSTITUTIONAL TRUST COMPANY 401K PLAN WINDSOR CT	RECORD BENEFICIAL	CLASS R-4	5.41

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	7.11

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	6.46

American Funds 2050 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	15.24%
		CLASS C	7.71
		CLASS F-2	7.56
		CLASS F-3	13.68
		CLASS R-1	5.00

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	8.03

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	43.29
		CLASS F-2	14.29

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	36.45

American Funds Target Date Retirement Series — Page 51

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS F-1	5.99

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS F-2	6.52

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	38.94

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #3 SAN FRANCISCO CA	RECORD	CLASS F-3	16.74

MOORMAN, HARTING & CO RETIREMENT PLAN DENVER CO	RECORD BENEFICIAL	CLASS F-3	8.87

SCHMITZ ENTERPRISES, INC RETIREMENT PLAN DENVER CO	RECORD BENEFICIAL	CLASS F-3	5.11

401K PLAN #1 PITTSBURGH PA	BENEFICIAL	CLASS R-1	8.10

HEALTHFIRST BLUEGRASS INC 401K PLAN PITTSBURGH PA	RECORD BENEFICIAL	CLASS R-1	7.36

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	18.32

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	9.25

GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	8.80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	6.64

EQUITY-LEAGUE 401K PLAN WESTWOOD MA	RECORD BENEFICIAL	CLASS R-3	8.72

401K PLAN #2 PITTSBURGH PA	BENEFICIAL	CLASS R-4	17.14

American Funds Target Date Retirement Series — Page 52

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	11.56
		CLASS R-5	13.99
		CLASS R-5E	36.30
		CLASS R-6	22.79

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #4 SAN FRANCISCO CA	RECORD	CLASS R-5	6.37
		CLASS R-6	5.68

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	6.38

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.79

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	5.78

American Funds 2045 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	13.53%
		CLASS C	6.86
		CLASS F-3	13.46

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	7.29

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	39.75
		CLASS F-2	10.26
		CLASS F-3	8.17

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	32.07

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	8.41

American Funds Target Date Retirement Series — Page 53

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	7.08
		CLASS F-3	5.46

INDIANA PIPE TRADES 401K PLAN DENVER CO	RECORD BENEFICIAL	CLASS F-2	15.02

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	34.75

FOLIO INVESTMENTS INC OMNIBUS ACCOUNT MCLEAN VA	RECORD	CLASS F-3	5.90

PREMIER BANK RETIREMENT ACCOUNT DEFIANCE OH	RECORD BENEFICIAL	CLASS F-3	5.51

OLENTANGY LOCAL SCHOOLS (OH) 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	12.63

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-1	9.40
		CLASS R-2E	14.03

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	21.82

GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	7.01

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	17.91

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	10.07
		CLASS R-5	14.44
		CLASS R-5E	34.03
		CLASS R-6	22.39

VOYA INSTITUTIONAL TRUST COMPANY 401K PLAN WINDSOR CT	RECORD BENEFICIAL	CLASS R-4	7.78

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	7.62

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	7.32

American Funds Target Date Retirement Series — Page 54

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #4 SAN FRANCISCO CA	RECORD	CLASS R-6	6.18

American Funds 2040 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	10.74%
		CLASS C	6.47
		CLASS F-3	32.63

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	5.53

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	8.36

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	41.17
		CLASS F-2	14.81
		CLASS F-3	10.64

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	37.39

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS F-2	5.18

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	32.23

PRIOR LAKE-SAVAGE ISD # 719 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.94

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	15.27

American Funds Target Date Retirement Series — Page 55

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	8.19

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	8.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	5.61

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	14.78

NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	9.35
		CLASS R-5	12.55
		CLASS R-5E	31.97
		CLASS R-6	22.67

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #3 SAN FRANCISCO CA	RECORD	CLASS R-5	5.14
		CLASS R-6	7.75

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS R-5	5.11

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	8.71

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	6.30

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	5.91

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.26

American Funds Target Date Retirement Series — Page 56

American Funds 2035 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	9.90%
		CLASS C	5.02
		CLASS F-2	5.26
		CLASS F-3	63.76

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	6.43

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	10.17

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	5.46
		CLASS F-2	5.95

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	40.45
		CLASS F-2	11.45

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	36.02

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	7.35

INDIVIDUAL INVESTOR PLANO TX	BENEFICIAL	CLASS F-2	5.03

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	14.16

FOLIO INVESTMENTS INC OMNIBUS ACCOUNT MCLEAN VA	RECORD	CLASS F-3	9.51

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	11.81

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	10.85

American Funds Target Date Retirement Series — Page 57

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	7.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	5.40

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	14.97

NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	8.94
		CLASS R-5	10.43
		CLASS R-5E	34.14
		CLASS R-6	21.48

VOYA INSTITUTIONAL TRUST COMPANY 401K PLAN WINDSOR CT	RECORD BENEFICIAL	CLASS R-4	6.24

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	6.42

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #3 SAN FRANCISCO CA	RECORD	CLASS R-6	7.81

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	7.27

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	6.77

American Funds 2030 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	9.00%
		CLASS C	6.32
		CLASS F-2	8.40
		CLASS F-3	40.94

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	8.34

American Funds Target Date Retirement Series — Page 58

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	10.63

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	6.21
		CLASS F-2	8.36

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	5.00

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	38.34
		CLASS F-2	15.53
		CLASS F-3	5.63

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	33.70

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	5.80

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	35.77

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	9.50

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	7.07

GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	5.81

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	5.44

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	12.16

American Funds Target Date Retirement Series — Page 59

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	7.59
		CLASS R-5	10.72
		CLASS R-5E	34.18
		CLASS R-6	21.92

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #4 SAN FRANCISCO CA	RECORD	CLASS R-5	6.19
		CLASS R-6	7.24

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	6.41

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	6.42

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	6.28

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.14

American Funds 2025 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	9.87%

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	8.00
		CLASS C	7.31
		CLASS F-1	6.40
		CLASS F-2	6.53
		CLASS F-3	13.29

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	12.99

American Funds Target Date Retirement Series — Page 60

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	5.60
		CLASS F-2	6.89

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	32.30
		CLASS F-2	12.98
		CLASS F-3	9.41

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	30.14

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	6.35
		CLASS F-2	8.45

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	6.27
		CLASS F-3	8.25

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS F-2	5.30

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS F-2	5.16

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	38.92

BNY MELLON N A OMNIBUS ACCOUNT PITTSBURGH PA	RECORD	CLASS F-3	10.64

FOLIO INVESTMENTS INC OMNIBUS ACCOUNT MCLEAN VA	RECORD	CLASS F-3	8.32

SEI PRIVATE TRUST CO C/O GWP US ADVISORS ACCOUNT OAKS PA	RECORD	CLASS F-3	5.19

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	14.29

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	8.07

American Funds Target Date Retirement Series — Page 61

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
GREAT-WEST TRUST CO AS TRUSTEE FBO RECORDKEEPING FOR LARGE BENEFIT PL ACCOUNT #1 GREENWOOD VLG CO	RECORD	CLASS R-2E	5.17

401K PLAN PITTSBURGH PA	BENEFICIAL	CLASS R-4	12.33

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	7.21
		CLASS R-5	10.95
		CLASS R-5E	35.56
		CLASS R-6	21.77

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	5.79

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K #2 GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	7.06

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	6.18

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #4 SAN FRANCISCO CA	RECORD	CLASS R-6	5.45

American Funds 2020 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	12.50%

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	8.01
		CLASS C	5.89
		CLASS F-1	6.36
		CLASS F-2	5.78
		CLASS F-3	15.14
		CLASS R-1	8.27

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	5.16
		CLASS C	13.07

American Funds Target Date Retirement Series — Page 62

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	6.48
		CLASS F-2	7.80

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	6.04
		CLASS F-2	6.00

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS C	5.56
		CLASS F-1	42.14
		CLASS F-2	18.71
		CLASS F-3	18.39

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS C	5.18
		CLASS F-2	7.50

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	16.32

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	32.97

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #3 SAN FRANCISCO CA	RECORD	CLASS F-3	21.45

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-1	10.68
		CLASS R-2E	7.35

JACKSON PATHOLOGY ASSOC PC RETIREMENT PLAN DEXTER MI	RECORD BENEFICIAL	CLASS R-1	8.18

401K PLAN #1 WESTLAKE VLG CA	BENEFICIAL	CLASS R-1	7.39

ADP ACCESS PRODUCT 401K BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	9.62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	6.52

401K PLAN #2 PITTSBURGH PA	BENEFICIAL	CLASS R-4	9.64

American Funds Target Date Retirement Series — Page 63

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	6.31
		CLASS R-5	12.06
		CLASS R-5E	35.07
		CLASS R-6	23.35

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	8.90

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-5E	5.18

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	5.71

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.45

American Funds 2015 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	13.08%

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	8.57
		CLASS C	9.04
		CLASS F-1	13.40
		CLASS F-2	9.85
		CLASS F-3	14.24
		CLASS R-1	13.70

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	13.82

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS C	6.77
		CLASS F-1	14.42
		CLASS F-2	6.93

American Funds Target Date Retirement Series — Page 64

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS C	5.57
		CLASS F-1	36.42
		CLASS F-2	13.82

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	11.27

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS F-2	6.95

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-2	5.56
		CLASS F-3	24.20

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS F-2	5.04

WISE & CO RETIREMENT ACCOUNT COLDWATER MI	RECORD BENEFICIAL	CLASS F-3	28.09

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	24.59

SMITH FUEL CO INC 401K PLAN LAKE CITY SC	RECORD BENEFICIAL	CLASS R-1	11.91

AERIAL SOLUTIONS INC 401K PLAN PITTSBURGH PA	RECORD BENEFICIAL	CLASS R-1	11.53

MASSEY FUEL INC 401K PLAN PITTSBURGH PA	RECORD BENEFICIAL	CLASS R-1	7.48

401K PLAN #1 DENVER CO	BENEFICIAL	CLASS R-1	6.06

TRU-FIT INTERNATIONAL INC 401K PLAN W BLOOMFIELD MI	RECORD BENEFICIAL	CLASS R-1	5.95

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	11.64

American Funds Target Date Retirement Series — Page 65

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-2E	5.44

401K PLAN #2 PITTSBURGH PA	BENEFICIAL	CLASS R-4	12.83

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	5.81
		CLASS R-5	11.34
		CLASS R-5E	35.17
		CLASS R-6	20.10

RETIREMENT PLAN MEMPHIS TN	BENEFICIAL	CLASS R-5	6.46

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-5E	7.57

ICMA RETIREMENT CORPORATION 403B PLAN WASHINGTON DC	RECORD BENEFICIAL	CLASS R-5E	5.53

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	7.02

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	5.03

American Funds 2010 Target Date Retirement Fund

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	15.93%

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	8.76
		CLASS C	9.02
		CLASS F-1	20.07

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	5.59
		CLASS C	10.92

American Funds Target Date Retirement Series — Page 66

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS C	5.05
		CLASS F-1	13.51
		CLASS F-2	10.70

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS F-1	14.40
		CLASS F-2	10.20
		CLASS F-3	6.20

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #1 SAN FRANCISCO CA	RECORD	CLASS F-1	5.07
		CLASS F-3	34.91

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-2	11.61

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS F-2	8.85

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS F-2	7.64

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	26.91

SEI PRIVATE TRUST CO C/O GWP US ADVISORS ACCOUNT OAKS PA	RECORD	CLASS F-3	23.71

401K PLAN #1 PITTSBURGH PA	BENEFICIAL	CLASS R-1	13.14

TRIANGLE DEALERS GROUP 401K PLAN UTICA NY	RECORD BENEFICIAL	CLASS R-1	12.66

NAEGELE INC 401K PLAN PITTSBURGH PA	RECORD BENEFICIAL	CLASS R-1	9.39

AUBURN PUBLIC SCHOOLS 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.88

AUBURN ENLARGED CITY SCHOOL DISTRICT 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.08

American Funds Target Date Retirement Series — Page 67

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-2E	9.95

RETIREMENT PLAN GREENWOOD VLG CO	BENEFICIAL	CLASS R-2E	6.44

401K PLAN #2 GREENWOOD VLG CO	BENEFICIAL	CLASS R-2E	5.36

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	6.96
		CLASS R-5	11.16
		CLASS R-5E	30.50
		CLASS R-6	22.27

TREASURERS AND TICKET SELLERS LOCAL RETIREMENT PLAN WESTWOOD MA	RECORD BENEFICIAL	CLASS R-4	6.59

UFCW RETIREMENT PLAN WESTWOOD MA	RECORD BENEFICIAL	CLASS R-4	5.36

RELIANCE TRUST CO FBO MASSMUTUAL REGISTERED PRODUCT ACCOUNT ATLANTA GA	RECORD	CLASS R-4	5.30

ICMA RETIREMENT CORPORATION 403B PLAN WASHINGTON DC	RECORD BENEFICIAL	CLASS R-5	8.50

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #3 SAN FRANCISCO CA	RECORD	CLASS R-5	6.69

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-6	6.00

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA	RECORD	CLASS R-6	5.69

American Funds Target Date Retirement Series — Page 68

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	5.10

Because Class T shares are not currently offered to the public, Capital Research and Management Company, the series’ investment adviser, owns 100% of the series‘ outstanding Class T shares.

As of December 1, 2020, the officers and trustees of the series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Unless otherwise noted, references in this statement of additional information to Class F shares or Class R shares refer to all F share classes or all R share classes, respectively.

American Funds Target Date Retirement Series — Page 69

Investment adviser — Capital Research and Management Company, the series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — The series is managed by a Target Date Solutions Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals serving on the Target Date Solutions Committee are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying funds in which the series invests, as well as qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Target Date Solutions Committee and service as a portfolio manager to an underlying fund. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

American Funds Target Date Retirement Series — Page 70

The following table reflects information as of October 31, 2020:

Investment professional	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)[2]		Number of other accounts that investment professional manages (assets of other accounts in billions)[2,3]
Bradley J. Vogt	Over $1,000,000	6	$272.9	3	$5.38	None
Michelle J. Black	Over $1,000,000	18	$67.5	1	$4.86	None
David A. Hoag	$500,001 – $1,000,000	8	$196.9	2	$5.07	None
Joanna F. Jonsson	Over $1,000,000	4	$338.6	4	$16.10	None
Samir Mathur	Over $1,000,000	18	$67.5	1	$4.86	None
Wesley K. Phoa	Over $1,000,000	18	$67.5	1	$4.86	None
Shannon Ward	$100,001 – $500,000	6	$135.8	3	$4.97	1[4]	$0.27

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

4 The advisory fee of one of these accounts (representing $0.27 billion in total assets) is based partially on its investment results.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Target Date Retirement Series — Page 71

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until April 30, 2021, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

American Funds Target Date Retirement Series — Page 72

Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements during each fund’s most recently completed fiscal year.

Underlying American Funds	Annual fee rate
American Funds Mortgage Fund	0.21%
American High-Income Trust	0.29
American Balanced Fund	0.22
AMCAP Fund	0.30
American Mutual Fund	0.23
The Bond Fund of America	0.19
Capital Income Builder	0.23
EuroPacific Growth Fund	0.41
Fundamental Investors	0.24
American Funds Global Balanced Fund	0.44
The Growth Fund of America	0.26
U.S. Government Securities Fund	0.19
Intermediate Bond Fund of America	0.19
The Investment Company of America	0.23
The Income Fund of America	0.22
International Growth and Income Fund	0.48
American Funds Inflation Linked Bond Fund	0.28
The New Economy Fund	0.38
New Perspective Fund	0.37
New World Fund	0.52
SMALLCAP World Fund	0.61
Short-Term Bond Fund of America	0.27
Capital World Bond Fund	0.43
Capital World Growth and Income Fund	0.37
Washington Mutual Investors Fund	0.23

The investment adviser is currently reimbursing a portion of the expenses of all the share classes of the American Funds 2065 Target Date Retirement Fund. This reimbursement will be in effect through at least January 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. For the fiscal year ended October 31, 2020, the total expenses reimbursed by the investment adviser were $25,000.

American Funds Target Date Retirement Series — Page 73

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of each fund’s Class A, C, T, F and R shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to each fund’s Class A, C, T, F and R shares. The Administrative Agreement will continue in effect until April 30, 2021, unless sooner terminated or renewed. It may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the series’ board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The series may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). The funds are not assessed an administrative services fee for the administrative services provided to the series. However, the investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets from the R-6 shares of the underlying funds (which could be increased as described in the current prospectus of the applicable underlying funds) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues from sales of the funds’ shares as follows:

· For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C shares, the Principal Underwriter receives any contingent deferred sales charge that may apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C shares. The fund also reimburses the Principal Underwriter for service fees paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Funds Target Date Retirement Series — Page 74

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2065 Target Date Retirement Fund	Class A	2020	$ 23,000	$ 118,000
		2019	—	—
		2018	—	—
	Class C	2020	—	2,000
		2019	—	—
		2018	—	—
American Funds 2060 Target Date Retirement Fund	Class A	2020	719,000	3,446,000
		2019	501,000	2,428,000
		2018	317,000	1,526,000
	Class C	2020	—	165,000
		2019	—	140,000
		2018	—	93,000
American Funds 2055 Target Date Retirement Fund	Class A	2020	1,007,000	4,818,000
		2019	866,000	4,112,000
		2018	713,000	3,348,000
	Class C	2020	15,000	167,000
		2019	—	168,000
		2018	1,000	139,000
American Funds 2050 Target Date Retirement Fund	Class A	2020	1,378,000	6,385,000
		2019	1,239,000	5,837,000
		2018	1,103,000	5,121,000
	Class C	2020	16,000	272,000
		2019	—	248,000
		2018	6,000	223,000
American Funds 2045 Target Date Retirement Fund	Class A	2020	1,356,000	6,072,000
		2019	1,256,000	5,729,000
		2018	1,127,000	5,004,000
	Class C	2020	24,000	252,000
		2019	—	264,000
		2018	25,000	213,000
American Funds 2040 Target Date Retirement Fund	Class A	2020	1,475,000	6,507,000
		2019	1,423,000	6,319,000
		2018	1,316,000	5,744,000
	Class C	2020	38,000	272,000
		2019	8,000	300,000
		2018	11,000	284,000

American Funds Target Date Retirement Series — Page 75

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2035 Target Date Retirement Fund	Class A	2020	1,473,000	6,349,000
		2019	1,450,000	6,258,000
		2018	1,356,000	5,718,000
	Class C	2020	47,000	310,000
		2019	29,000	349,000
		2018	—	369,000
American Funds 2030 Target Date Retirement Fund	Class A	2020	1,593,000	6,848,000
		2019	1,617,000	6,913,000
		2018	1,539,000	6,512,000
	Class C	2020	50,000	395,000
		2019	9,000	428,000
		2018	3,000	426,000
American Funds 2025 Target Date Retirement Fund	Class A	2020	1,281,000	5,320,000
		2019	1,295,000	5,431,000
		2018	1,297,000	5,320,000
	Class C	2020	45,000	358,000
		2019	19,000	397,000
		2018	23,000	387,000
American Funds 2020 Target Date Retirement Fund	Class A	2020	660,000	2,669,000
		2019	656,000	2,683,000
		2018	700,000	2,766,000
	Class C	2020	37,000	205,000
		2019	23,000	271,000
		2018	24,000	300,000
American Funds 2015 Target Date Retirement Fund	Class A	2020	137,000	568,000
		2019	159,000	661,000
		2018	172,000	686,000
	Class C	2020	8,000	44,000
		2019	10,000	55,000
		2018	7,000	74,000
American Funds 2010 Target Date Retirement Fund	Class A	2020	97,000	411,000
		2019	86,000	346,000
		2018	94,000	384,000
	Class C	2020	7,000	38,000
		2019	—	50,000
		2018	2,000	48,000

American Funds Target Date Retirement Series — Page 76

Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of each fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the funds.” Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

Class A — For Class A shares, up to .25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to .30% for Class A shares under the Plan.

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T — For Class T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of: up to .25% of the fund’s average daily net assets attributable to Class T shares for paying service-related expenses.

American Funds Target Date Retirement Series — Page 77

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the series’ average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A or C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2020 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2065 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	$6,000 1,000 — —* —* 16,000 2,000 13,000 2,000	$1,000 —* — —* —* 4,000 1,000 3,000 1,000
American Funds 2060 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	823,000 419,000 — 29,000 22,000 1,322,000 202,000 985,000 605,000	92,000 53,000 — 5,000 3,000 140,000 30,000 119,000 73,000

American Funds Target Date Retirement Series — Page 78

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2055 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,696,000 637,000 — 69,000 46,000 3,044,000 516,000 2,626,000 1,819,000	162,000 85,000 — 10,000 5,000 329,000 70,000 317,000 214,000
American Funds 2050 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,993,000 1,012,000 — 102,000 128,000 4,766,000 899,000 4,769,000 3,028,000	282,000 132,000 — 14,000 13,000 527,000 123,000 561,000 342,000
American Funds 2045 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	3,440,000 1,067,000 — 123,000 152,000 6,118,000 1,361,000 5,440,000 3,624,000	331,000 136,000 — 18,000 16,000 660,000 178,000 637,000 408,000
American Funds 2040 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	4,624,000 1,316,000 — 212,000 212,000 7,475,000 1,380,000 7,207,000 4,602,000	419,000 159,000 — 31,000 20,000 797,000 188,000 848,000 514,000
American Funds 2035 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	5,564,000 1,571,000 — 262,000 200,000 9,335,000 1,893,000 8,704,000 5,302,000	515,000 186,000 — 37,000 23,000 991,000 266,000 1,025,000 590,000
American Funds 2030 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	7,462,000 1,986,000 — 277,000 306,000 10,022,000 2,090,000 10,779,000 6,565,000	669,000 227,000 — 39,000 28,000 1,071,000 299,000 1,290,000 725,000

American Funds Target Date Retirement Series — Page 79

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2025 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	7,578,000 2,017,000 — 188,000 274,000 9,010,000 2,407,000 9,741,000 6,041,000	560,000 221,000 — 28,000 29,000 963,000 331,000 1,166,000 667,000
American Funds 2020 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	5,877,000 1,453,000 — 134,000 170,000 5,258,000 1,359,000 6,471,000 4,053,000	430,000 144,000 — 16,000 14,000 568,000 185,000 759,000 436,000
American Funds 2015 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,362,000 451,000 — 37,000 86,000 1,764,000 499,000 2,171,000 1,034,000	174,000 44,000 — 5,000 7,000 197,000 66,000 260,000 114,000
American Funds 2010 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,468,000 267,000 — 22,000 17,000 789,000 355,000 1,452,000 791,000	120,000 29,000 — 3,000 2,000 94,000 55,000 185,000 87,000

American Funds Target Date Retirement Series — Page 80

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the series benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the funds or need assistance with your account, please contact your financial professional. If you need a financial professional, please call American Funds Distributors at (800) 421-4120 for assistance.

American Funds Target Date Retirement Series — Page 81

Other compensation to dealers — As of February 2020, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation

Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services, Inc.
AXA Advisors
AXA Advisors, LLC
Cambridge

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC

First Allied Securities Inc.

Summit Brokerage Services, Inc.
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Bank
Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones

Fidelity
Fidelity Investments

Fidelity Retirement Network
National Financial Services LLC

Hefren-Tillotson

Hefren-Tillotson, Inc.
HTK

Hornor, Townsend & Kent, LLC

J.J.B. Hilliard Lyons
Hilliard Lyons Trust Company LLC
J.J.B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

American Funds Target Date Retirement Series — Page 82

Kestra Securities
H. Beck, Inc.
Kestra Investment Services LLC
NFP Advisor Services LLC
Ladenburg Thalmann Group
Investacorp, Inc.
KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Ladenburg Thalmann Asset Management Inc.

Securities America, Inc.
Securities Service Network Inc.
Triad Advisors LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC

Private Advisor Group, LLC
Merrill
Bank of America, NA
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services

MassMutual Trust Company FSB
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB

Morgan Stanley Wealth Management
NMIS
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC

PNC Network
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co
Stifel, Nicolaus & Company, Incorporated
UBS
UBS Financial Services, Inc.
UBS Securities, LLC

American Funds Target Date Retirement Series — Page 83

Voya Financial
Voya Financial Advisors, Inc.
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

American Funds Target Date Retirement Series — Page 84

Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

American Funds Target Date Retirement Series — Page 85

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar month. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar month. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

American Funds Target Date Retirement Series — Page 86

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

American Funds Target Date Retirement Series — Page 87

Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g. the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of each fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining each fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. These investments are reflected in the net assets of each fund on the day of the investment. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below.

American Funds Target Date Retirement Series — Page 88

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the underlying fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the series’ board. Subject to board oversight, each underlying fund’s board has appointed the series' investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges

American Funds Target Date Retirement Series — Page 89

and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

American Funds Target Date Retirement Series — Page 90

Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing each fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should each fund fail to qualify under Subchapter M, each fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by each fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, each fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax reates on “qualified dividend income,” if any, distributed by the fund to such shareholders. Since the fund’s distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital. Return of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains.

Each fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital

American Funds Target Date Retirement Series — Page 91

loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by each fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Foreign tax credit — By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the foreign taxes on earnings from investments outside the United States held by the underlying funds. Shareholders may claim a credit or deduction for their share of foreign taxes distributed by a fund that passes through the foreign tax credit.

Tax consequences of investing in derivatives — An underlying fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to such an underlying fund, accelerate the underlying fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of underlying fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies

American Funds Target Date Retirement Series — Page 92

the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

American Funds Target Date Retirement Series — Page 93

Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

American Funds Target Date Retirement Series — Page 94

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — The fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

American Funds Target Date Retirement Series — Page 95

The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or capitalgroup.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

American Funds Target Date Retirement Series — Page 96

processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and American Funds Distributors’ right to restrict potentially abusive trading.

Potentially abusive activity — In addition to reserving the right to restrict potentially abusive trading, American Funds Service Company will monitor for the types of activity that could potentially be harmful to American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

American Funds Target Date Retirement Series — Page 97

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

American Funds Target Date Retirement Series — Page 98

Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

American Funds Target Date Retirement Series — Page 99

Other purchases

In addition, American Funds Class A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A shares before Class F-2 shares were made available under this privilege.

Class F-2 purchases

If requested, American Funds Class F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 is established under this privilege, additional investments can be made in Class F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales

American Funds Target Date Retirement Series — Page 100

charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the series under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

American Funds Target Date Retirement Series — Page 101

Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

American Funds Target Date Retirement Series — Page 102

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

American Funds Target Date Retirement Series — Page 103

customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.
The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

American Funds Target Date Retirement Series — Page 104

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

American Funds Target Date Retirement Series — Page 105

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds and you may be subject to a fee for the transaction.

American Funds Target Date Retirement Series — Page 106

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in this prospectus and statement of additional information may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Funds Target Date Retirement Series — Page 107

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using capitalgroup.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

American Funds Target Date Retirement Series — Page 108

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The series’ declaration of the trust permits the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Funds Target Date Retirement Series — Page 109

General information

Custodian of assets — Shares of underlying funds owned by all funds are recorded only on the books of the funds' transfer agent, American Funds Service Company. Other securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of such other securities in the funds’ portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the funds hold securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

American Funds Target Date Retirement Series — Page 110

During the 2020 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds 2065 Target Date Retirement Fund	$1,000	$—*	$—*	$—*	$—*	$—*
American Funds 2060 Target Date Retirement Fund	251,000	38,000	—*	13,000	19,000	—*
American Funds 2055 Target Date Retirement Fund	568,000	60,000	—*	31,000	24,000	—*
American Funds 2050 Target Date Retirement Fund	1,045,000	95,000	—*	46,000	45,000	—*
American Funds 2045 Target Date Retirement Fund	1,184,000	100,000	—*	56,000	59,000	—*
American Funds 2040 Target Date Retirement Fund	1,624,000	124,000	—*	96,000	76,000	—*
American Funds 2035 Target Date Retirement Fund	1,902,000	148,000	—*	119,000	104,000	—*
American Funds 2030 Target Date Retirement Fund	2,488,000	187,000	—*	126,000	153,000	—*
American Funds 2025 Target Date Retirement Fund	2,573,000	190,000	—*	85,000	158,000	—*
American Funds 2020 Target Date Retirement Fund	1,989,000	138,000	—*	62,000	111,000	—*
American Funds 2015 Target Date Retirement Fund	850,000	43,000	—*	17,000	41,000	—*
American Funds 2010 Target Date Retirement Fund	503,000	26,000	—*	10,000	25,000	—*

* Amount less than $1,000.

American Funds Target Date Retirement Series — Page 111

	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds 2065 Target Date Retirement Fund	$—*	$7,000	$1,000	$4,000	$1,000	$1,000	$—*	$—*
American Funds 2060 Target Date Retirement Fund	3,000	625,000	68,000	302,000	245,000	138,000	30,000	20,000
American Funds 2055 Target Date Retirement Fund	6,000	1,444,000	174,000	811,000	739,000	376,000	105,000	55,000
American Funds 2050 Target Date Retirement Fund	17,000	2,263,000	305,000	1,476,000	1,233,000	679,000	172,000	99,000
American Funds 2045 Target Date Retirement Fund	19,000	2,907,000	464,000	1,686,000	1,476,000	821,000	190,000	118,000
American Funds 2040 Target Date Retirement Fund	28,000	3,552,000	470,000	2,233,000	1,875,000	1,109,000	245,000	158,000
American Funds 2035 Target Date Retirement Fund	26,000	4,435,000	645,000	2,697,000	2,160,000	1,181,000	274,000	179,000
American Funds 2030 Target Date Retirement Fund	40,000	4,767,000	713,000	3,343,000	2,678,000	1,567,000	332,000	220,000
American Funds 2025 Target Date Retirement Fund	37,000	4,289,000	824,000	3,022,000	2,464,000	1,398,000	311,000	194,000
American Funds 2020 Target Date Retirement Fund	23,000	2,508,000	465,000	2,013,000	1,656,000	1,021,000	198,000	130,000
American Funds 2015 Target Date Retirement Fund	11,000	842,000	173,000	677,000	422,000	279,000	55,000	39,000
American Funds 2010 Target Date Retirement Fund	2,000	376,000	121,000	451,000	323,000	188,000	40,000	29,000

* Amount less than $1,000.

The fund’s transfer agent is currently waiving a portion of the expenses of Class F-3 shares of the American Funds 2065 Target Date Retirement Fund. This waiver will be in effect through at least January 1, 2022. The transfer agent may elect at its discretion to extend, modify or terminate the waiver at that time. For the fiscal year ended October 31, 2020, the total expenses waived by the transfer agent were less than $1,000.

American Funds Target Date Retirement Series — Page 112

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the series’ independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The series’ fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access each fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The series’ annual financial statements are audited by the series’ independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Target Date Retirement Series — Page 113

American Funds 2065 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.66
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.43

American Funds 2060 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$13.92
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$14.77

American Funds 2055 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$20.85
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$22.12

American Funds 2050 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$16.67
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$17.69

American Funds Target Date Retirement Series — Page 114

American Funds 2045 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$16.96
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$17.99

American Funds 2040 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$16.64
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$17.66

American Funds 2035 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$16.21
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$17.20

American Funds 2030 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$15.58
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$16.53

American Funds Target Date Retirement Series — Page 115

American Funds 2025 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$14.51
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$15.40

American Funds 2020 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$13.22
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$14.03

American Funds 2015 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.02
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.75

American Funds 2010 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$11.37
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.06

American Funds Target Date Retirement Series — Page 116

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The series’ financial statements, including the investment portfolio and the report of the series’ independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Funds Target Date Retirement Series — Page 117

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Funds Global Insight FundSM	30122	33122	43122	34122	36122	37122
American Funds International Vantage FundSM	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund ®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Multi-Sector Income FundSM	30126	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

American Funds Target Date Retirement Series — Page 118

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

American Funds Target Date Retirement Series — Page 119

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Target Date Retirement Series — Page 120

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Target Date Retirement Series — Page 121

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds College 2039 FundSM	10136	13136	15136	46136	14136	16136	17136
American Funds College 2036 FundSM	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College 2024 Fund®	1092	1392	1592	46092	1492	1692	1792
American Funds College 2021 Fund®	1091	1391	1591	46091	1491	1691	1791
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

American Funds Target Date Retirement Series — Page 122

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Aware Conservative Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Target Date Retirement Series — Page 123

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Target Date Retirement Series — Page 124

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Target Date Retirement Series — Page 125

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Target Date Retirement Series — Page 126

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Target Date Retirement Series — Page 127

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Target Date Retirement Series — Page 128

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Target Date Retirement Series — Page 129

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Target Date Retirement Series — Page 130

American Funds 2065 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 40%	Shares	Value (000)
AMCAP Fund, Class R-6	86,087	$3,048
New Perspective Fund, Class R-6	58,186	3,048
SMALLCAP World Fund, Inc., Class R-6	45,221	3,048
The Growth Fund of America, Class R-6	51,345	3,048
EuroPacific Growth Fund, Class R-6	30,307	1,742
New World Fund, Inc., Class R-6	23,514	1,742
The New Economy Fund, Class R-6	33,348	1,742
		17,418

Growth-and-income funds 45%
Washington Mutual Investors Fund, Class R-6	88,077	3,920
The Investment Company of America, Class R-6	100,731	3,919
American Mutual Fund, Class R-6	86,705	3,484
Fundamental Investors, Class R-6	58,414	3,484
Capital World Growth and Income Fund, Class R-6	60,074	3,048
International Growth and Income Fund, Class R-6	55,632	1,741
		19,596

Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	76,664	2,174
American Funds Global Balanced Fund, Class R-6	64,784	2,174
		4,348

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	147,855	2,201

Total investment securities 100% (cost: $42,294,000)		43,563
Other assets less liabilities 0%		(12)

Net assets 100%		$43,551

American Funds Target Date Retirement Series	9

American Funds 2065 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 40%
AMCAP Fund, Class R-6	$—	$3,289	$304	$(10)	$73	$3,048	$—	$19
New Perspective Fund, Class R-6	—	3,167	306	(11)	198	3,048	—	—
SMALLCAP World Fund, Inc., Class R-6	—	3,124	314	(6)	244	3,048	—	—
The Growth Fund of America, Class R-6	—	3,186	319	(10)	191	3,048	—	—
EuroPacific Growth Fund, Class R-6	—	1,792	162	(5)	117	1,742	—	—
New World Fund, Inc., Class R-6	—	1,781	157	(6)	124	1,742	—	—
The New Economy Fund, Class R-6	—	1,776	163	(4)	133	1,742	—	—
						17,418
Growth-and-income funds 45%
Washington Mutual Investors Fund, Class R-6	—	4,406	483	(12)	9	3,920	25	—
The Investment Company of America, Class R-6	—	4,279	407	(14)	61	3,919	22	4
American Mutual Fund, Class R-6	—	3,955	431	(12)	(28)	3,484	24	—
Fundamental Investors, Class R-6	—	3,801	366	(12)	61	3,484	15	17
Capital World Growth and Income Fund, Class R-6	—	3,286	300	(11)	73	3,048	17	—
International Growth and Income Fund, Class R-6	—	1,933	186	(7)	1	1,741	11	—
						19,596
Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	—	2,428	257	(5)	8	2,174	11	3
American Funds Global Balanced Fund, Class R-6	—	2,412	239	(7)	8	2,174	12	—
						4,348
Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	—	2,524	318	(1)	(4)	2,201	7	—
Total 100%				$(133)	$1,269	$43,563	$144	$43

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

10	American Funds Target Date Retirement Series

American Funds 2060 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 40%	Shares	Value (000)
AMCAP Fund, Class R-6	6,479,863	$229,452
New Perspective Fund, Class R-6	4,379,690	229,452
The Growth Fund of America, Class R-6	3,864,779	229,452
SMALLCAP World Fund, Inc., Class R-6	3,403,559	229,434
New World Fund, Inc., Class R-6	1,784,471	132,158
EuroPacific Growth Fund, Class R-6	2,295,607	131,906
The New Economy Fund, Class R-6	2,516,149	131,393
		1,313,247

Growth-and-income funds 45%
Washington Mutual Investors Fund, Class R-6	6,657,772	296,272
The Investment Company of America, Class R-6	7,592,833	295,437
American Mutual Fund, Class R-6	6,554,066	263,342
Fundamental Investors, Class R-6	4,401,101	262,482
Capital World Growth and Income Fund, Class R-6	4,523,816	229,539
International Growth and Income Fund, Class R-6	4,179,240	130,810
		1,477,882

Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	5,858,023	166,133
American Funds Global Balanced Fund, Class R-6	4,950,299	166,132
		332,265

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	11,561,557	172,151

Total investment securities 100% (cost: $3,062,550,000)		3,295,545
Other assets less liabilities 0%		(744)

Net assets 100%		$3,294,801

American Funds Target Date Retirement Series	11

American Funds 2060 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 40%
AMCAP Fund, Class R-6	$140,887	$76,177	$3,040	$866	$14,562	$229,452	$1,190	$9,061
New Perspective Fund, Class R-6	140,908	62,910	3,135	1,063	27,706	229,452	2,004	4,058
The Growth Fund of America, Class R-6	140,887	59,523	3,153	1,012	31,183	229,452	1,562	9,425
SMALLCAP World Fund, Inc., Class R-6	140,891	57,314	4,845	1,126	34,948	229,434	—	6,326
New World Fund, Inc., Class R-6	80,614	42,731	1,738	595	9,956	132,158	1,248	2,263
EuroPacific Growth Fund, Class R-6	80,576	43,111	1,812	551	9,480	131,906	1,087	1,533
The New Economy Fund, Class R-6	80,576	35,805	1,869	574	16,307	131,393	533	5,856
						1,313,247
Growth-and-income funds 45%
Washington Mutual Investors Fund, Class R-6	181,208	127,086	3,931	1,131	(9,222)	296,272	5,396	6,026
The Investment Company of America, Class R-6	181,195	112,904	3,907	1,057	4,188	295,437	5,294	9,032
American Mutual Fund, Class R-6	161,065	116,202	3,500	891	(11,316)	263,342	5,170	4,761
Fundamental Investors, Class R-6	161,066	104,055	3,462	979	(156)	262,482	3,880	11,449
Capital World Growth and Income Fund, Class R-6	140,933	84,527	3,039	824	6,294	229,539	3,394	1,187
International Growth and Income Fund, Class R-6	80,545	57,616	1,756	475	(6,070)	130,810	2,352	—
						1,477,882
Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	100,656	66,402	2,196	397	874	166,133	2,853	2,683
American Funds Global Balanced Fund, Class R-6	100,800	65,185	2,202	413	1,936	166,132	2,335	—
						332,265
Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	101,403	92,436	29,606	2,204	5,714	172,151	2,059	1,229
Total 100%				$14,158	$136,384	$3,295,545	$40,357	$74,889

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

12	American Funds Target Date Retirement Series

American Funds 2055 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 40%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	8,454,422	$569,913
AMCAP Fund, Class R-6	15,671,261	554,919
The Growth Fund of America, Class R-6	9,327,516	553,775
New Perspective Fund, Class R-6	10,569,884	553,756
The New Economy Fund, Class R-6	6,158,390	321,591
New World Fund, Inc., Class R-6	4,336,512	321,162
EuroPacific Growth Fund, Class R-6	5,569,619	320,030
		3,195,146

Growth-and-income funds 45%
The Investment Company of America, Class R-6	18,491,049	719,487
Washington Mutual Investors Fund, Class R-6	16,168,241	719,487
Fundamental Investors, Class R-6	10,718,219	639,235
American Mutual Fund, Class R-6	15,909,272	639,234
Capital World Growth and Income Fund, Class R-6	11,051,950	560,776
International Growth and Income Fund, Class R-6	10,169,948	318,319
		3,596,538

Equity-income and Balanced funds 10%
American Funds Global Balanced Fund, Class R-6	12,108,327	406,355
American Balanced Fund, Class R-6	14,322,531	406,187
		812,542

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	28,273,332	420,990

Total investment securities 100% (cost: $7,281,392,000)		8,025,216
Other assets less liabilities 0%		(1,765)

Net assets 100%		$8,023,451

American Funds Target Date Retirement Series	13

American Funds 2055 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 40%
SMALLCAP World Fund, Inc., Class R-6	$409,571	$97,468	$27,839	$3,123	$87,590	$569,913	$—	$17,964
AMCAP Fund, Class R-6	409,635	112,593	5,198	2,281	35,608	554,919	3,382	24,693
The Growth Fund of America, Class R-6	410,556	69,267	6,722	2,455	78,219	553,775	4,438	26,782
New Perspective Fund, Class R-6	410,627	78,059	6,189	2,330	68,929	553,756	5,690	11,523
The New Economy Fund, Class R-6	234,460	48,545	2,939	1,431	40,094	321,591	1,523	16,716
New World Fund, Inc., Class R-6	233,989	67,335	3,666	1,114	22,390	321,162	3,553	6,440
EuroPacific Growth Fund, Class R-6	233,979	67,291	4,216	972	22,004	320,030	3,095	4,364
						3,195,146
Growth-and-income funds 45%
The Investment Company of America, Class R-6	526,692	191,322	7,318	1,935	6,856	719,487	13,962	25,445
Washington Mutual Investors Fund, Class R-6	526,659	226,863	7,441	2,545	(29,139)	719,487	14,061	17,118
Fundamental Investors, Class R-6	468,097	180,435	6,187	2,338	(5,448)	639,235	10,253	31,537
American Mutual Fund, Class R-6	468,097	209,021	6,324	2,234	(33,794)	639,234	13,549	13,544
Capital World Growth and Income Fund, Class R-6	409,564	143,963	7,282	1,698	12,833	560,776	8,817	3,382
International Growth and Income Fund, Class R-6	234,164	106,214	4,819	638	(17,878)	318,319	6,074	—
						3,596,538
Equity-income and Balanced funds 10%
American Funds Global Balanced Fund, Class R-6	292,950	124,763	15,396	(1,423)	5,461	406,355	6,126	—
American Balanced Fund, Class R-6	292,544	129,106	16,835	(821)	2,193	406,187	7,595	7,392
						812,542
Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	294,592	198,758	93,819	5,061	16,398	420,990	5,431	3,483
Total 100%				$27,911	$312,316	$8,025,216	$107,549	$210,383

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

14	American Funds Target Date Retirement Series

American Funds 2050 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 40%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	14,726,962	$992,745
The Growth Fund of America, Class R-6	16,371,120	971,953
New Perspective Fund, Class R-6	18,415,303	964,778
AMCAP Fund, Class R-6	25,698,715	909,992
The New Economy Fund, Class R-6	10,684,319	557,935
New World Fund, Inc., Class R-6	7,333,026	543,084
EuroPacific Growth Fund, Class R-6	9,426,577	541,651
		5,482,138

Growth-and-income funds 44%
The Investment Company of America, Class R-6	30,821,100	1,199,249
Washington Mutual Investors Fund, Class R-6	26,949,416	1,199,249
Fundamental Investors, Class R-6	17,811,437	1,062,274
American Mutual Fund, Class R-6	26,435,158	1,062,165
Capital World Growth and Income Fund, Class R-6	18,324,250	929,772
International Growth and Income Fund, Class R-6	17,305,052	541,648
		5,994,357

Equity-income and Balanced funds 11%
American Balanced Fund, Class R-6	25,348,538	718,884
American Funds Global Balanced Fund, Class R-6	20,595,015	691,169
Capital Income Builder, Class R-6	922,948	52,156
The Income Fund of America, Class R-6	2,435,787	52,150
		1,514,359

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	47,457,235	706,638

Total investment securities 100% (cost: $12,203,884,000)		13,697,492
Other assets less liabilities 0%		(2,976)

Net assets 100%		$13,694,516

American Funds Target Date Retirement Series	15

American Funds 2050 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 40%
SMALLCAP World Fund, Inc., Class R-6	$753,616	$146,979	$66,257	$11,322	$147,085	$992,745	$—	$32,713
The Growth Fund of America, Class R-6	755,979	94,031	19,786	10,120	131,609	971,953	8,102	48,891
New Perspective Fund, Class R-6	755,808	100,717	17,766	9,980	116,039	964,778	10,380	21,021
AMCAP Fund, Class R-6	754,088	103,578	17,030	10,182	59,174	909,992	6,174	44,697
The New Economy Fund, Class R-6	430,962	64,769	10,360	6,058	66,506	557,935	2,773	30,439
New World Fund, Inc., Class R-6	430,798	82,662	11,064	4,073	36,615	543,084	6,470	11,729
EuroPacific Growth Fund, Class R-6	431,937	80,820	10,833	3,817	35,910	541,651	5,642	7,956
						5,482,138
Growth-and-income funds 44%
The Investment Company of America, Class R-6	968,870	239,510	22,663	9,047	4,485	1,199,249	24,636	46,224
Washington Mutual Investors Fund, Class R-6	969,062	304,646	23,231	11,211	(62,439)	1,199,249	24,497	31,209
Fundamental Investors, Class R-6	861,290	229,994	20,055	10,143	(19,098)	1,062,274	18,019	56,697
American Mutual Fund, Class R-6	861,290	277,666	19,231	9,985	(67,545)	1,062,165	23,699	24,703
Capital World Growth and Income Fund, Class R-6	753,426	171,464	16,810	6,804	14,888	929,772	15,370	6,178
International Growth and Income Fund, Class R-6	430,952	153,569	10,489	2,671	(35,055)	541,648	10,710	—
						5,994,357
Equity-income and Balanced funds 11%
American Balanced Fund, Class R-6	538,310	218,489	39,850	1,262	673	718,884	13,626	13,365
American Funds Global Balanced Fund, Class R-6	539,036	183,859	38,114	(2,663)	9,051	691,169	10,791	—
Capital Income Builder, Class R-6	—	54,760	505	55	(2,154)	52,156	623	—
The Income Fund of America, Class R-6	—	53,595	507	67	(1,005)	52,150	557	—
						1,514,359
Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	541,770	303,254	176,608	9,259	28,963	706,638	9,516	6,342
Total 100%				$113,393	$463,702	$13,697,492	$191,585	$382,164

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

16	American Funds Target Date Retirement Series

American Funds 2045 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 41%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	17,912,094	$1,207,454
The Growth Fund of America, Class R-6	19,573,133	1,162,057
New Perspective Fund, Class R-6	21,979,792	1,151,521
AMCAP Fund, Class R-6	30,746,569	1,088,736
The New Economy Fund, Class R-6	12,734,392	664,990
New World Fund, Inc., Class R-6	8,743,982	647,579
EuroPacific Growth Fund, Class R-6	11,235,319	645,582
		6,567,919

Growth-and-income funds 38%
Washington Mutual Investors Fund, Class R-6	28,611,286	1,273,202
The Investment Company of America, Class R-6	31,897,660	1,241,138
American Mutual Fund, Class R-6	26,880,616	1,080,063
Fundamental Investors, Class R-6	18,109,711	1,080,063
Capital World Growth and Income Fund, Class R-6	18,167,406	921,814
International Growth and Income Fund, Class R-6	19,080,368	597,216
		6,193,496

Equity-income and Balanced funds 16%
American Balanced Fund, Class R-6	33,993,086	964,044
American Funds Global Balanced Fund, Class R-6	24,842,852	833,726
Capital Income Builder, Class R-6	6,634,610	374,922
The Income Fund of America, Class R-6	17,509,653	374,882
		2,547,574

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	52,782,590	785,933

Total investment securities 100% (cost: $14,301,281,000)		16,094,922
Other assets less liabilities 0%		(3,540)

Net assets 100%		$16,091,382

American Funds Target Date Retirement Series	17

American Funds 2045 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 41%
SMALLCAP World Fund, Inc., Class R-6	$900,590	$169,028	$51,928	$9,907	$179,857	$1,207,454	$—	$38,998
The Growth Fund of America, Class R-6	903,128	106,351	16,201	8,581	160,198	1,162,057	9,658	58,282
New Perspective Fund, Class R-6	903,209	114,417	16,070	8,707	141,258	1,151,521	12,372	25,054
AMCAP Fund, Class R-6	900,212	120,936	15,346	8,638	74,296	1,088,736	7,360	53,242
The New Economy Fund, Class R-6	515,289	72,604	8,634	5,249	80,482	664,990	3,315	36,388
New World Fund, Inc., Class R-6	514,854	92,629	8,205	3,503	44,798	647,579	7,734	14,020
EuroPacific Growth Fund, Class R-6	515,922	90,701	8,427	3,317	44,069	645,582	6,738	9,502
						6,567,919
Growth-and-income funds 38%
Washington Mutual Investors Fund, Class R-6	1,027,706	315,828	16,416	8,798	(62,714)	1,273,202	25,926	33,074
The Investment Company of America, Class R-6	1,028,110	216,177	17,489	7,126	7,214	1,241,138	25,857	48,982
American Mutual Fund, Class R-6	899,053	255,251	14,467	7,513	(67,287)	1,080,063	24,425	25,774
Fundamental Investors, Class R-6	899,202	204,673	14,720	7,761	(16,853)	1,080,063	18,661	59,040
Capital World Growth and Income Fund, Class R-6	770,936	141,942	12,777	5,392	16,321	921,814	15,508	6,321
International Growth and Income Fund, Class R-6	514,281	132,282	10,716	2,145	(40,776)	597,216	12,373	—
						6,193,496
Equity-income and Balanced funds 16%
American Balanced Fund, Class R-6	771,474	239,335	49,259	(511)	3,005	964,044	19,190	19,050
American Funds Global Balanced Fund, Class R-6	643,695	222,221	40,414	(3,551)	11,775	833,726	12,952	—
Capital Income Builder, Class R-6	256,944	157,408	9,833	(749)	(28,848)	374,922	11,636	2,588
The Income Fund of America, Class R-6	256,358	148,115	7,553	(189)	(21,849)	374,882	11,032	5,827
						2,547,574
Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	645,094	296,856	201,260	10,219	35,024	785,933	11,112	7,558
Total 100%				$91,856	$559,970	$16,094,922	$235,849	$443,700

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

18	American Funds Target Date Retirement Series

American Funds 2040 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 41%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	22,688,674	$1,529,443
The Growth Fund of America, Class R-6	25,471,606	1,512,249
New Perspective Fund, Class R-6	28,856,694	1,511,802
AMCAP Fund, Class R-6	40,164,983	1,422,242
The New Economy Fund, Class R-6	16,421,708	857,542
EuroPacific Growth Fund, Class R-6	14,674,532	843,199
New World Fund, Inc., Class R-6	11,357,745	841,155
		8,517,632

Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	36,748,497	1,635,308
The Investment Company of America, Class R-6	36,673,746	1,426,975
American Mutual Fund, Class R-6	30,334,482	1,218,839
Fundamental Investors, Class R-6	20,433,313	1,218,643
Capital World Growth and Income Fund, Class R-6	19,964,285	1,012,988
International Growth and Income Fund, Class R-6	18,966,289	593,645
		7,106,398

Equity-income and Balanced funds 19%
American Funds Global Balanced Fund, Class R-6	36,588,237	1,227,901
American Balanced Fund, Class R-6	43,268,312	1,227,090
Capital Income Builder, Class R-6	14,168,345	800,653
The Income Fund of America, Class R-6	37,392,610	800,576
		4,056,220

Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	76,053,808	1,132,441
American Funds Inflation Linked Bond Fund, Class R-6	1,853,521	20,574
		1,153,015

Total investment securities 100% (cost: $18,364,735,000)		20,833,265
Other assets less liabilities 0%		(2,783)

Net assets 100%		$20,830,482

American Funds Target Date Retirement Series	19

American Funds 2040 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 41%
SMALLCAP World Fund, Inc., Class R-6	$1,217,872	$175,857	$107,579	$22,493	$220,800	$1,529,443	$—	$52,285
The Growth Fund of America, Class R-6	1,221,595	112,390	42,349	20,080	200,533	1,512,249	12,973	78,290
New Perspective Fund, Class R-6	1,221,137	128,951	36,424	19,791	178,347	1,511,802	16,606	33,629
AMCAP Fund, Class R-6	1,217,691	128,478	34,870	19,357	91,586	1,422,242	9,918	71,245
The New Economy Fund, Class R-6	696,946	72,399	19,765	11,539	96,423	857,542	4,439	48,736
EuroPacific Growth Fund, Class R-6	699,420	101,301	19,522	7,529	54,471	843,199	9,020	12,720
New World Fund, Inc., Class R-6	695,668	99,958	19,310	8,044	56,795	841,155	10,352	18,765
						8,517,632
Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	1,386,391	360,634	39,597	18,944	(91,064)	1,635,308	34,196	44,351
The Investment Company of America, Class R-6	1,212,683	234,078	36,842	13,745	3,311	1,426,975	30,166	57,551
American Mutual Fund, Class R-6	1,038,366	278,051	28,297	14,382	(83,663)	1,218,839	27,776	29,604
Fundamental Investors, Class R-6	1,042,058	218,450	31,605	15,050	(25,310)	1,218,643	21,338	68,019
Capital World Growth and Income Fund, Class R-6	870,587	141,881	23,960	9,872	14,608	1,012,988	17,245	7,084
International Growth and Income Fund, Class R-6	527,420	125,690	18,196	3,550	(44,819)	593,645	12,354	—
						7,106,398
Equity-income and Balanced funds 19%
American Funds Global Balanced Fund, Class R-6	1,043,448	250,714	78,500	(4,312)	16,551	1,227,901	20,163	—
American Balanced Fund, Class R-6	1,042,694	260,996	79,487	3,991	(1,104)	1,227,090	25,317	25,388
Capital Income Builder, Class R-6	695,239	212,356	34,853	(2,189)	(69,900)	800,653	28,769	6,947
The Income Fund of America, Class R-6	693,614	193,805	29,916	(949)	(55,978)	800,576	27,392	15,643
						4,056,220
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	871,858	483,976	285,222	14,858	46,971	1,132,441	15,324	10,135
American Funds Inflation Linked Bond Fund, Class R-6	—	22,428	4,044	201	1,989	20,574	—	—
						1,153,015
Total 100%				$195,976	$610,547	$20,833,265	$323,348	$580,392

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

20	American Funds Target Date Retirement Series

American Funds 2035 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 33%	Shares	Value (000)
New Perspective Fund, Class R-6	30,516,303	$1,598,749
The Growth Fund of America, Class R-6	23,017,250	1,366,534
SMALLCAP World Fund, Inc., Class R-6	19,706,301	1,328,402
AMCAP Fund, Class R-6	37,457,332	1,326,364
EuroPacific Growth Fund, Class R-6	16,016,268	920,295
New World Fund, Inc., Class R-6	8,692,199	643,744
The New Economy Fund, Class R-6	11,759,534	614,083
		7,798,171

Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	42,187,384	1,877,338
The Investment Company of America, Class R-6	42,168,176	1,640,764
Fundamental Investors, Class R-6	23,672,056	1,411,801
American Mutual Fund, Class R-6	34,882,779	1,401,590
Capital World Growth and Income Fund, Class R-6	23,141,798	1,174,215
International Growth and Income Fund, Class R-6	22,266,825	696,952
		8,202,660

Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	50,246,392	1,424,988
American Funds Global Balanced Fund, Class R-6	42,460,316	1,424,968
Capital Income Builder, Class R-6	16,590,535	937,531
The Income Fund of America, Class R-6	43,784,714	937,431
		4,724,918

Fixed income funds 13%
U.S. Government Securities Fund, Class R-6	129,656,532	1,930,586
American Funds Inflation Linked Bond Fund, Class R-6	52,105,599	578,372
American Funds Mortgage Fund, Class R-6	21,914,751	232,077
Capital World Bond Fund, Class R-6	10,953,629	230,026
Intermediate Bond Fund of America, Class R-6	12,836,463	182,150
		3,153,211

Total investment securities 100% (cost: $21,199,954,000)		23,878,960
Other assets less liabilities 0%		(5,392)

Net assets 100%		$23,873,568

American Funds Target Date Retirement Series	21

American Funds 2035 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 33%
New Perspective Fund, Class R-6	$1,399,612	$146,023	$171,668	$26,491	$198,291	$1,598,749	$19,094	$38,667
The Growth Fund of America, Class R-6	1,199,573	130,978	176,855	24,070	188,768	1,366,534	12,759	76,999
SMALLCAP World Fund, Inc., Class R-6	1,196,128	147,939	240,861	25,963	199,233	1,328,402	—	51,332
AMCAP Fund, Class R-6	1,196,883	137,577	118,969	14,263	96,610	1,326,364	9,739	70,128
EuroPacific Growth Fund, Class R-6	801,661	115,513	71,698	2,751	72,068	920,295	10,384	14,644
New World Fund, Inc., Class R-6	602,189	77,590	89,857	6,811	47,011	643,744	8,934	16,195
The New Economy Fund, Class R-6	597,929	54,012	119,950	10,115	71,977	614,083	3,830	42,042
						7,798,171
Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	1,588,479	401,546	32,409	14,190	(94,468)	1,877,338	39,527	50,714
The Investment Company of America, Class R-6	1,389,565	255,901	28,136	10,412	13,022	1,640,764	34,883	66,023
Fundamental Investors, Class R-6	1,200,799	241,062	21,464	11,729	(20,325)	1,411,801	24,671	78,257
American Mutual Fund, Class R-6	1,181,809	317,320	21,635	10,765	(86,669)	1,401,590	32,037	33,870
Capital World Growth and Income Fund, Class R-6	999,938	160,864	18,339	7,224	24,528	1,174,215	20,005	8,125
International Growth and Income Fund, Class R-6	601,660	157,404	17,155	2,630	(47,587)	696,952	14,344	—
						8,202,660
Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	1,194,299	280,382	56,470	356	6,421	1,424,988	29,026	28,922
American Funds Global Balanced Fund, Class R-6	1,195,999	266,869	54,182	(2,237)	18,519	1,424,968	23,216	—
Capital Income Builder, Class R-6	796,141	237,498	15,028	2,088	(83,168)	937,531	33,116	7,935
The Income Fund of America, Class R-6	794,323	221,574	16,300	2,626	(64,792)	937,431	31,509	17,855
						4,724,918
Fixed income funds 13%
U.S. Government Securities Fund, Class R-6	1,602,733	701,073	482,232	23,394	85,618	1,930,586	27,496	18,570
American Funds Inflation Linked Bond Fund, Class R-6	395,847	240,040	108,725	6,751	44,459	578,372	5,530	—
American Funds Mortgage Fund, Class R-6	—	237,237	7,836	283	2,393	232,077	1,071	—
Capital World Bond Fund, Class R-6	—	229,589	4,687	79	5,045	230,026	1,797	39
Intermediate Bond Fund of America, Class R-6	—	184,277	4,566	138	2,301	182,150	1,029	—
						3,153,211
Total 100%				$200,892	$679,255	$23,878,960	$383,997	$620,317

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

22	American Funds Target Date Retirement Series

American Funds 2030 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 21%	Shares	Value (000)
New Perspective Fund, Class R-6	30,361,427	$1,590,635
The Growth Fund of America, Class R-6	21,290,483	1,264,016
AMCAP Fund, Class R-6	34,315,016	1,215,094
EuroPacific Growth Fund, Class R-6	16,476,520	946,741
SMALLCAP World Fund, Inc., Class R-6	12,924,474	871,239
New World Fund, Inc., Class R-6	4,054,899	300,306
		6,188,031

Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	50,119,302	2,230,309
The Investment Company of America, Class R-6	52,463,008	2,041,336
Fundamental Investors, Class R-6	29,391,990	1,752,938
American Mutual Fund, Class R-6	40,616,455	1,631,969
Capital World Growth and Income Fund, Class R-6	28,880,267	1,465,385
International Growth and Income Fund, Class R-6	26,260,751	821,961
		9,943,898

Equity-income and Balanced funds 19%
American Balanced Fund, Class R-6	57,358,975	1,626,701
American Funds Global Balanced Fund, Class R-6	48,467,809	1,626,580
The Income Fund of America, Class R-6	49,652,046	1,063,050
Capital Income Builder, Class R-6	18,510,279	1,046,016
		5,362,347

Fixed income funds 26%
U.S. Government Securities Fund, Class R-6	131,191,213	1,953,437
Intermediate Bond Fund of America, Class R-6	99,319,506	1,409,344
American Funds Mortgage Fund, Class R-6	133,064,884	1,409,157
Capital World Bond Fund, Class R-6	66,507,821	1,396,664
American Funds Inflation Linked Bond Fund, Class R-6	104,658,559	1,161,710
The Bond Fund of America, Class R-6	14,543,136	203,604
		7,533,916

Total investment securities 100% (cost: $25,984,277,000)		29,028,192
Other assets less liabilities 0%		(5,793)

Net assets 100%		$29,022,399

American Funds Target Date Retirement Series	23

American Funds 2030 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 21%
New Perspective Fund, Class R-6	$1,209,602	$193,920	$45,256	$18,503	$213,866	$1,590,635	$16,362	$33,134
The Growth Fund of America, Class R-6	965,594	138,338	36,151	14,139	182,096	1,264,016	10,269	61,971
AMCAP Fund, Class R-6	958,874	166,955	19,227	12,525	95,967	1,215,094	7,812	57,578
EuroPacific Growth Fund, Class R-6	705,424	159,143	14,697	6,531	90,340	946,741	9,053	12,768
SMALLCAP World Fund, Inc., Class R-6	755,412	75,184	101,173	19,444	122,372	871,239	—	32,421
New World Fund, Inc., Class R-6	303,343	12,560	28,639	(3,084)	16,126	300,306	4,435	8,039
The New Economy Fund, Class R-6	231,352	17,606	212,371	46,248	(82,835)	—	1,470	16,136
						6,188,031
Growth-and-income funds 34%
Washington Mutual Investors Fund, Class R-6	1,987,375	367,150	38,859	18,974	(104,331)	2,230,309	48,428	62,420
The Investment Company of America, Class R-6	1,740,802	288,373	32,785	14,724	30,222	2,041,336	43,368	82,144
Fundamental Investors, Class R-6	1,503,415	276,083	28,028	16,046	(14,578)	1,752,938	30,723	98,067
American Mutual Fund, Class R-6	1,472,211	269,856	26,520	14,257	(97,835)	1,631,969	39,149	41,535
Capital World Growth and Income Fund, Class R-6	1,250,883	185,859	23,439	10,874	41,208	1,465,385	24,906	9,998
International Growth and Income Fund, Class R-6	749,890	129,468	13,510	3,816	(47,703)	821,961	17,369	—
						9,943,898
Equity-income and Balanced funds 19%
American Balanced Fund, Class R-6	1,470,164	166,192	26,095	10,790	5,650	1,626,701	35,268	35,662
American Funds Global Balanced Fund, Class R-6	1,475,970	148,018	26,139	5,304	23,427	1,626,580	28,067	—
The Income Fund of America, Class R-6	979,498	172,626	17,249	3,897	(75,722)	1,063,050	38,121	21,849
Capital Income Builder, Class R-6	978,176	176,793	16,907	2,651	(94,697)	1,046,016	39,677	9,672
						5,362,347
Fixed income funds 26%
U.S. Government Securities Fund, Class R-6	1,735,859	539,888	435,306	16,434	96,562	1,953,437	28,934	19,913
Intermediate Bond Fund of America, Class R-6	982,531	592,102	213,605	4,227	44,089	1,409,344	19,787	9,335
American Funds Mortgage Fund, Class R-6	1,233,077	392,524	270,047	6,632	46,971	1,409,157	20,570	11,545
Capital World Bond Fund, Class R-6	1,232,785	318,889	187,799	(3,518)	36,307	1,396,664	31,795	4,982
American Funds Inflation Linked Bond Fund, Class R-6	980,974	285,850	223,363	14,658	103,591	1,161,710	13,563	—
The Bond Fund of America, Class R-6	—	201,640	1,554	116	3,402	203,604	1,650	—
						7,533,916
Total 100%				$254,188	$634,495	$29,028,192	$510,776	$629,169

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

24	American Funds Target Date Retirement Series

American Funds 2025 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 14%	Shares	Value (000)
New Perspective Fund, Class R-6	23,299,302	$1,220,651
AMCAP Fund, Class R-6	27,700,772	980,884
The Growth Fund of America, Class R-6	12,689,779	753,392
EuroPacific Growth Fund, Class R-6	12,335,504	708,798
		3,663,725

Growth-and-income funds 29%
American Mutual Fund, Class R-6	37,626,129	1,511,818
The Investment Company of America, Class R-6	38,684,737	1,505,223
Washington Mutual Investors Fund, Class R-6	33,491,574	1,490,375
Capital World Growth and Income Fund, Class R-6	24,872,815	1,262,047
Fundamental Investors, Class R-6	21,041,296	1,254,903
International Growth and Income Fund, Class R-6	15,155,089	474,354
		7,498,720

Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	51,596,234	1,463,269
American Funds Global Balanced Fund, Class R-6	42,549,047	1,427,946
Capital Income Builder, Class R-6	21,425,961	1,210,781
The Income Fund of America, Class R-6	56,550,654	1,210,749
		5,312,745

Fixed income funds 37%
Intermediate Bond Fund of America, Class R-6	169,376,617	2,403,454
U.S. Government Securities Fund, Class R-6	103,512,184	1,541,296
The Bond Fund of America, Class R-6	105,678,972	1,479,506
American Funds Inflation Linked Bond Fund, Class R-6	127,918,064	1,419,891
American Funds Mortgage Fund, Class R-6	129,678,088	1,373,291
Capital World Bond Fund, Class R-6	62,256,760	1,307,392
American High-Income Trust, Class R-6	24,214,162	232,940
		9,757,770

Total investment securities 100% (cost: $23,661,406,000)		26,232,960
Other assets less liabilities 0%		(5,535)

Net assets 100%		$26,227,425

American Funds Target Date Retirement Series	25

American Funds 2025 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 14%
New Perspective Fund, Class R-6	$1,079,790	$173,082	$225,820	$24,249	$169,350	$1,220,651	$14,611	$29,588
AMCAP Fund, Class R-6	849,440	160,841	128,091	10,028	88,666	980,884	6,923	49,350
The Growth Fund of America, Class R-6	637,896	108,248	121,055	14,553	113,750	753,392	6,786	40,953
EuroPacific Growth Fund, Class R-6	627,511	128,406	121,648	(1,613)	76,142	708,798	8,056	11,361
New World Fund, Inc., Class R-6	75,535	3,107	61,836	(1,870)	(14,936)	—	1,105	2,003
SMALLCAP World Fund, Inc., Class R-6	193,390	8,303	171,979	26,644	(56,358)	—	—	8,303
						3,663,725
Growth-and-income funds 29%
American Mutual Fund, Class R-6	1,359,076	281,653	57,663	5,968	(77,216)	1,511,818	35,778	37,787
The Investment Company of America, Class R-6	1,376,440	234,487	145,672	1,380	38,588	1,505,223	33,109	64,608
Washington Mutual Investors Fund, Class R-6	1,375,477	292,141	128,836	5,074	(53,481)	1,490,375	32,585	43,133
Capital World Growth and Income Fund, Class R-6	1,155,442	155,578	98,496	1,522	48,001	1,262,047	21,998	9,239
Fundamental Investors, Class R-6	1,154,619	214,806	119,717	1,453	3,742	1,254,903	22,813	73,908
International Growth and Income Fund, Class R-6	468,316	68,402	36,341	(2,158)	(23,865)	474,354	10,391	—
						7,498,720
Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	1,362,327	117,226	34,797	5,406	13,107	1,463,269	31,900	32,431
American Funds Global Balanced Fund, Class R-6	1,366,836	87,008	59,125	3,624	29,603	1,427,946	24,927	—
Capital Income Builder, Class R-6	906,804	406,826	10,390	1,807	(94,266)	1,210,781	40,321	8,836
The Income Fund of America, Class R-6	909,693	377,299	10,387	2,581	(68,437)	1,210,749	38,166	19,959
						5,312,745
Fixed income funds 37%
Intermediate Bond Fund of America, Class R-6	2,049,082	635,991	372,177	4,351	86,207	2,403,454	37,946	19,182
U.S. Government Securities Fund, Class R-6	1,364,763	381,471	294,027	9,353	79,736	1,541,296	22,836	15,493
The Bond Fund of America, Class R-6	1,137,053	473,810	192,779	3,996	57,426	1,479,506	29,949	16,049
American Funds Inflation Linked Bond Fund, Class R-6	1,130,386	373,663	224,734	13,669	126,907	1,419,891	15,453	—
American Funds Mortgage Fund, Class R-6	1,133,831	401,132	211,212	4,353	45,187	1,373,291	19,235	10,489
Capital World Bond Fund, Class R-6	1,132,934	274,360	132,617	(3,691)	36,406	1,307,392	29,933	4,586
American High-Income Trust, Class R-6	—	232,053	1,396	176	2,107	232,940	5,678	—
						9,757,770
Total 100%				$130,855	$626,366	$26,232,960	$490,499	$497,258

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

26	American Funds Target Date Retirement Series

American Funds 2020 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth funds 4%	Shares	Value (000)
AMCAP Fund, Class R-6	7,805,223	$276,383
New Perspective Fund, Class R-6	5,229,884	273,994
The Growth Fund of America, Class R-6	2,404,985	142,784
		693,161

Growth-and-income funds 25%
American Mutual Fund, Class R-6	24,754,886	994,651
Washington Mutual Investors Fund, Class R-6	18,694,312	831,897
The Investment Company of America, Class R-6	21,234,915	826,251
Capital World Growth and Income Fund, Class R-6	13,237,057	671,648
Fundamental Investors, Class R-6	11,156,011	665,344
International Growth and Income Fund, Class R-6	5,372,169	168,149
		4,157,940

Equity-income and Balanced funds 25%
The Income Fund of America, Class R-6	73,516,982	1,573,999
Capital Income Builder, Class R-6	27,627,685	1,561,240
American Balanced Fund, Class R-6	23,185,931	657,553
American Funds Global Balanced Fund, Class R-6	14,923,423	500,830
		4,293,622

Fixed income funds 46%
Intermediate Bond Fund of America, Class R-6	108,017,310	1,532,766
The Bond Fund of America, Class R-6	97,263,201	1,361,685
American Funds Inflation Linked Bond Fund, Class R-6	107,148,559	1,189,349
American Funds Mortgage Fund, Class R-6	96,672,824	1,023,765
American High-Income Trust, Class R-6	89,268,211	858,760
U.S. Government Securities Fund, Class R-6	57,195,376	851,639
Capital World Bond Fund, Class R-6	40,321,808	846,758
		7,664,722

Total investment securities 100% (cost: $15,326,604,000)		16,809,445
Other assets less liabilities 0%		(3,437)

Net assets 100%		$16,806,008

American Funds Target Date Retirement Series	27

American Funds 2020 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 4%
AMCAP Fund, Class R-6	$348,240	$34,301	$134,282	$22,824	$5,300	$276,383	$2,764	$18,448
New Perspective Fund, Class R-6	348,202	29,832	150,302	37,515	8,747	273,994	4,652	9,421
The Growth Fund of America, Class R-6	185,352	13,613	81,120	19,150	5,789	142,784	1,931	11,652
EuroPacific Growth Fund, Class R-6	22,501	681	19,028	3,213	(7,367)	—	284	399
						693,161
Growth-and-income funds 25%
American Mutual Fund, Class R-6	970,727	140,857	65,075	2,149	(54,007)	994,651	24,554	27,004
Washington Mutual Investors Fund, Class R-6	823,917	132,014	91,302	580	(33,312)	831,897	18,831	25,780
The Investment Company of America, Class R-6	818,822	128,735	140,848	(2,134)	21,676	826,251	19,041	38,161
Capital World Growth and Income Fund, Class R-6	665,389	73,954	92,820	(371)	25,496	671,648	12,160	5,323
Fundamental Investors, Class R-6	666,851	121,889	124,527	(934)	2,065	665,344	12,678	41,686
International Growth and Income Fund, Class R-6	182,393	15,447	17,630	(446)	(11,615)	168,149	3,851	—
						4,157,940
Equity-income and Balanced funds 25%
The Income Fund of America, Class R-6	1,416,809	268,063	20,768	5,973	(96,078)	1,573,999	54,765	30,899
Capital Income Builder, Class R-6	1,412,497	290,540	20,124	3,724	(125,397)	1,561,240	57,064	13,617
American Balanced Fund, Class R-6	675,156	30,858	52,524	815	3,248	657,553	15,121	15,615
American Funds Global Balanced Fund, Class R-6	545,761	9,441	59,362	(2,175)	7,165	500,830	9,349	—
						4,293,622
Fixed income funds 46%
Intermediate Bond Fund of America, Class R-6	1,447,003	272,658	248,385	3,029	58,461	1,532,766	25,604	13,275
The Bond Fund of America, Class R-6	1,288,394	218,517	210,115	5,155	59,734	1,361,685	30,913	17,795
American Funds Inflation Linked Bond Fund, Class R-6	1,119,024	146,450	204,087	10,707	117,255	1,189,349	15,048	—
American Funds Mortgage Fund, Class R-6	957,764	181,821	154,837	2,662	36,355	1,023,765	15,447	8,669
American High-Income Trust, Class R-6	795,390	116,764	32,200	(1,079)	(20,115)	858,760	52,295	—
U.S. Government Securities Fund, Class R-6	800,532	153,165	153,178	4,312	46,808	851,639	12,997	8,839
Capital World Bond Fund, Class R-6	794,282	105,007	74,726	(2,177)	24,372	846,758	19,944	3,144
						7,664,722
Total 100%				$112,492	$74,580	$16,809,445	$409,293	$289,727

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

28	American Funds Target Date Retirement Series

American Funds 2015 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth-and-income funds 24%	Shares	Value (000)
American Mutual Fund, Class R-6	7,685,195	$308,791
The Investment Company of America, Class R-6	6,588,752	256,368
Washington Mutual Investors Fund, Class R-6	5,734,044	255,165
Capital World Growth and Income Fund, Class R-6	4,219,575	214,101
Fundamental Investors, Class R-6	3,412,223	203,505
International Growth and Income Fund, Class R-6	1,422,605	44,528
		1,282,458

Equity-income and Balanced funds 30%
The Income Fund of America, Class R-6	29,911,620	640,408
Capital Income Builder, Class R-6	11,199,741	632,897
American Balanced Fund, Class R-6	5,764,978	163,495
American Funds Global Balanced Fund, Class R-6	4,871,716	163,495
		1,600,295

Fixed income funds 46%
Intermediate Bond Fund of America, Class R-6	37,005,947	525,114
The Bond Fund of America, Class R-6	29,639,372	414,951
American Funds Inflation Linked Bond Fund, Class R-6	32,437,718	360,059
American Funds Mortgage Fund, Class R-6	29,104,650	308,218
American High-Income Trust, Class R-6	29,160,731	280,526
Capital World Bond Fund, Class R-6	12,355,028	259,456
U.S. Government Securities Fund, Class R-6	15,529,318	231,231
Short-Term Bond Fund of America, Class R-6	3,625,331	36,870
		2,416,425

Total investment securities 100% (cost: $4,846,179,000)		5,299,178
Other assets less liabilities 0%		(1,218)

Net assets 100%		$5,297,960

American Funds Target Date Retirement Series	29

American Funds 2015 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 0%
AMCAP Fund, Class R-6	$2,328	$54	$2,470	$1,047	$(959)	$—	$9	$44
New Perspective Fund, Class R-6	2,335	46	2,446	830	(765)	—	15	31
The Growth Fund of America, Class R-6	1,245	46	1,315	426	(402)	—	6	39
						—
Growth-and-income funds 24%
American Mutual Fund, Class R-6	315,665	46,254	37,668	811	(16,271)	308,791	7,798	8,669
The Investment Company of America, Class R-6	265,661	49,380	65,550	778	6,099	256,368	6,007	11,977
Washington Mutual Investors Fund, Class R-6	265,093	51,308	52,300	895	(9,831)	255,165	5,935	8,093
Capital World Growth and Income Fund, Class R-6	213,120	31,348	39,547	1,013	8,167	214,101	3,914	1,664
Fundamental Investors, Class R-6	212,571	45,921	56,437	1,414	36	203,505	3,981	13,099
International Growth and Income Fund, Class R-6	53,434	8,686	15,672	255	(2,175)	44,528	1,145	—
						1,282,458
Equity-income and Balanced funds 30%
The Income Fund of America, Class R-6	633,926	76,754	29,173	(108)	(40,991)	640,408	23,379	13,713
Capital Income Builder, Class R-6	631,548	65,373	10,388	219	(53,855)	632,897	24,327	6,056
American Balanced Fund, Class R-6	161,343	10,847	10,989	579	1,715	163,495	3,630	3,712
American Funds Global Balanced Fund, Class R-6	156,769	7,583	4,568	141	3,570	163,495	2,870	—
						1,600,295
Fixed income funds 46%
Intermediate Bond Fund of America, Class R-6	472,306	108,016	75,397	443	19,746	525,114	8,418	4,325
The Bond Fund of America, Class R-6	420,914	40,417	66,835	1,699	18,756	414,951	9,754	5,807
American Funds Inflation Linked Bond Fund, Class R-6	366,804	18,942	65,968	3,502	36,779	360,059	4,929	—
American Funds Mortgage Fund, Class R-6	314,021	34,128	52,339	769	11,639	308,218	4,902	2,843
American High-Income Trust, Class R-6	261,340	28,383	1,906	39	(7,330)	280,526	16,893	—
Capital World Bond Fund, Class R-6	261,340	17,700	26,237	(643)	7,296	259,456	6,314	1,025
U.S. Government Securities Fund, Class R-6	261,441	18,205	63,991	948	14,628	231,231	3,957	2,910
Short-Term Bond Fund of America, Class R-6	—	36,716	46	1	199	36,870	181	—
						2,416,425
Total 100%				$15,058	$(3,949)	$5,299,178	$138,364	$84,007

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

30	American Funds Target Date Retirement Series

American Funds 2010 Target Date Retirement Fund

Investment portfolio October 31, 2020

Growth-and-income funds 18%	Shares	Value (000)
American Mutual Fund, Class R-6	4,474,212	$179,774
Capital World Growth and Income Fund, Class R-6	2,811,441	142,652
The Investment Company of America, Class R-6	3,650,908	142,057
Washington Mutual Investors Fund, Class R-6	3,174,108	141,248
Fundamental Investors, Class R-6	1,753,641	104,587
		710,318

Equity-income and Balanced funds 31%
The Income Fund of America, Class R-6	22,202,580	475,357
Capital Income Builder, Class R-6	8,403,205	474,865
American Balanced Fund, Class R-6	4,082,637	115,784
American Funds Global Balanced Fund, Class R-6	3,237,656	108,656
		1,174,662

Fixed income funds 51%
Intermediate Bond Fund of America, Class R-6	40,401,820	573,302
The Bond Fund of America, Class R-6	22,920,152	320,882
American Funds Inflation Linked Bond Fund, Class R-6	22,449,174	249,186
American Funds Mortgage Fund, Class R-6	22,169,417	234,774
Short-Term Bond Fund of America, Class R-6	22,334,109	227,138
American High-Income Trust, Class R-6	18,101,847	174,140
Capital World Bond Fund, Class R-6	8,123,727	170,598
		1,950,020

Total investment securities 100% (cost: $3,602,943,000)		3,835,000
Other assets less liabilities 0%		(1,350)

Net assets 100%		$3,833,650

American Funds Target Date Retirement Series	31

American Funds 2010 Target Date Retirement Fund (continued)

Investments in affiliates1

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 18%
American Mutual Fund, Class R-6	$177,294	$37,012	$26,752	$904	$(8,684)	$179,774	$4,442	$4,838
Capital World Growth and Income Fund, Class R-6	142,495	27,697	34,660	1,507	5,613	142,652	2,621	1,116
The Investment Company of America, Class R-6	142,502	35,283	40,813	1,161	3,924	142,057	3,268	6,423
Washington Mutual Investors Fund, Class R-6	142,495	34,771	32,238	1,030	(4,810)	141,248	3,254	4,335
Fundamental Investors, Class R-6	106,967	28,439	32,769	2,248	(298)	104,587	2,013	6,606
International Growth and Income Fund, Class R-6	385	1	402	85	(69)	—	1	—
						710,318
Equity-income and Balanced funds 31%
The Income Fund of America, Class R-6	427,039	94,448	19,483	1,017	(27,664)	475,357	16,240	9,230
Capital Income Builder, Class R-6	425,995	101,470	16,712	862	(36,750)	474,865	16,857	4,060
American Balanced Fund, Class R-6	107,080	11,740	5,215	386	1,793	115,784	2,464	2,510
American Funds Global Balanced Fund, Class R-6	107,327	8,964	10,890	584	2,671	108,656	1,913	—
						1,174,662
Fixed income funds 51%
Intermediate Bond Fund of America, Class R-6	496,184	118,478	62,759	754	20,645	573,302	8,959	4,495
The Bond Fund of America, Class R-6	282,696	57,609	33,706	1,060	13,223	320,882	6,880	3,872
American Funds Inflation Linked Bond Fund, Class R-6	245,747	14,640	38,718	2,377	25,140	249,186	3,284	—
American Funds Mortgage Fund, Class R-6	210,713	41,543	26,104	568	8,054	234,774	3,396	1,893
Short-Term Bond Fund of America, Class R-6	174,781	66,084	17,586	148	3,711	227,138	3,176	62
American High-Income Trust, Class R-6	174,783	23,545	20,384	(1,990)	(1,814)	174,140	11,128	—
Capital World Bond Fund, Class R-6	174,932	11,123	20,051	(199)	4,793	170,598	4,142	682
U.S. Government Securities Fund, Class R-6	13,337	150	13,482	136	(141)	—	54	97
						1,950,020
Total 100%				$12,638	$9,337	$3,835,000	$94,092	$50,219

[1]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

32	American Funds Target Date Retirement Series

Financial statements

Statements of assets and liabilities at October 31, 2020	(dollars in thousands)

	2065 Fund		2060 Fund	2055 Fund	2050 Fund	2045 Fund
Assets:
Investment securities of affiliated issuers, at value	$43,563		$3,295,545	$8,025,216	$13,697,492	$16,094,922
Receivables for:
Sales of fund’s shares	628		11,896	17,963	28,412	30,649
Dividends	2		161	396	661	736
Total assets	44,193		3,307,602	8,043,575	13,726,565	16,126,307

Liabilities:
Payables for:
Purchases of investments	585		7,070	8,596	13,590	15,869
Repurchases of fund’s shares	44		4,977	9,755	15,506	15,512
Services provided by related parties	13		746	1,748	2,904	3,486
Trustees’ deferred compensation	—	*	8	25	49	58
Total liabilities	642		12,801	20,124	32,049	34,925
Net assets at October 31, 2020	$43,551		$3,294,801	$8,023,451	$13,694,516	$16,091,382

Net assets consist of:
Capital paid in on shares of beneficial interest	$42,307		$2,980,571	$7,052,710	$11,794,454	$13,818,673
Total distributable earnings	1,244		314,230	970,741	1,900,062	2,272,709
Net assets at October 31, 2020	$43,551		$3,294,801	$8,023,451	$13,694,516	$16,091,382

Investment securities of affiliated issuers, at cost	$42,294		$3,062,550	$7,281,392	$12,203,884	$14,301,281

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Target Date Retirement Series	33

Statements of assets and liabilities at October 31, 2020 (continued)	(dollars in thousands)

	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund
Assets:
Investment securities of affiliated issuers, at value	$20,833,265	$23,878,960	$29,028,192	$26,232,960	$16,809,445
Receivables for:
Sales of fund’s shares	35,873	31,364	60,949	34,102	26,619
Dividends	1,061	2,186	4,698	8,336	9,446
Total assets	20,870,199	23,912,510	29,093,839	26,275,398	16,845,510

Liabilities:
Payables for:
Purchases of investments	17,850	10,615	33,141	15,020	12,257
Repurchases of fund’s shares	17,434	22,971	31,943	27,179	23,570
Services provided by related parties	4,352	5,262	6,236	5,662	3,585
Trustees’ deferred compensation	81	94	120	112	90
Total liabilities	39,717	38,942	71,440	47,973	39,502
Net assets at October 31, 2020	$20,830,482	$23,873,568	$29,022,399	$26,227,425	$16,806,008

Net assets consist of:
Capital paid in on shares of beneficial interest	$17,734,916	$20,445,199	$25,131,434	$22,961,321	$14,822,428
Total distributable earnings	3,095,566	3,428,369	3,890,965	3,266,104	1,983,580
Net assets at October 31, 2020	$20,830,482	$23,873,568	$29,022,399	$26,227,425	$16,806,008

Investment securities of affiliated issuers, at cost	$18,364,735	$21,199,954	$25,984,277	$23,661,406	$15,326,604

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

34	American Funds Target Date Retirement Series

Statements of assets and liabilities at October 31, 2020 (continued)	(dollars in thousands)

	2015 Fund	2010 Fund
Assets:
Investment securities of affiliated issuers, at value	$5,299,178	$3,835,000
Receivables for:
Sales of investments	9,384	1,297
Sales of fund’s shares	2,918	4,786
Dividends	3,016	2,323
Total assets	5,314,496	3,843,406

Liabilities:
Payables for:
Purchases of investments	3,016	2,323
Repurchases of fund’s shares	12,297	6,637
Services provided by related parties	1,185	770
Trustees’ deferred compensation	38	26
Total liabilities	16,536	9,756
Net assets at October 31, 2020	$5,297,960	$3,833,650

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,699,156	$3,510,791
Total distributable earnings	598,804	322,859
Net assets at October 31, 2020	$5,297,960	$3,833,650

Investment securities of affiliated issuers, at cost	$4,846,179	$3,602,943

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Target Date Retirement Series	35

Statements of assets and liabilities at October 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		2065 Fund	2060 Fund	2055 Fund	2050 Fund	2045 Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class A:	Net assets	$6,894	$362,782	$752,193	$1,333,671	$1,506,995
	Shares outstanding	544	26,060	36,068	79,992	88,859
	Net asset value per share	$12.66	$13.92	$20.85	$16.67	$16.96
Class C:	Net assets	$337	$49,149	$71,070	$112,924	$117,495
	Shares outstanding	27	3,593	3,486	6,951	7,101
	Net asset value per share	$12.63	$13.68	$20.39	$16.25	$16.55
Class T:	Net assets	$13	$13	$12	$12	$12
	Shares outstanding	1	1	1	1	1
	Net asset value per share	$12.69	$13.97	$20.89	$16.70	$16.98
Class F-1:	Net assets	$154	$15,155	$34,128	$49,325	$57,282
	Shares outstanding	12	1,088	1,647	2,979	3,400
	Net asset value per share	$12.68	$13.93	$20.73	$16.56	$16.85
Class F-2:	Net assets	$301	$28,869	$32,549	$60,229	$76,558
	Shares outstanding	24	2,062	1,558	3,610	4,507
	Net asset value per share	$12.69	$14.00	$20.89	$16.68	$16.99
Class F-3:	Net assets	$40	$1,118	$6,705	$4,336	$5,314
	Shares outstanding	3	80	320	259	313
	Net asset value per share	$12.69	$13.98	$20.93	$16.73	$17.01
Class R-1:	Net assets	$13	$2,985	$5,255	$13,694	$17,410
	Shares outstanding	1	217	259	843	1,053
	Net asset value per share	$12.69	$13.74	$20.31	$16.24	$16.53
Class R-2:	Net assets	$6,723	$203,776	$438,072	$680,034	$858,614
	Shares outstanding	533	14,899	21,562	41,894	52,169
	Net asset value per share	$12.61	$13.68	$20.32	$16.23	$16.46
Class R-2E:	Net assets	$757	$40,043	$97,527	$162,436	$241,166
	Shares outstanding	60	2,907	4,764	9,939	14,501
	Net asset value per share	$12.64	$13.77	$20.47	$16.34	$16.63
Class R-3:	Net assets	$7,453	$236,177	$578,297	$1,017,079	$1,142,833
	Shares outstanding	590	17,091	28,089	61,862	68,379
	Net asset value per share	$12.64	$13.82	$20.59	$16.44	$16.71
Class R-4:	Net assets	$3,334	$285,187	$804,214	$1,306,269	$1,543,598
	Shares outstanding	263	20,488	38,655	78,589	91,266
	Net asset value per share	$12.67	$13.92	$20.81	$16.62	$16.91
Class R-5E:	Net assets	$2,517	$116,104	$290,895	$499,439	$602,449
	Shares outstanding	199	8,323	13,978	30,027	35,620
	Net asset value per share	$12.68	$13.95	$20.81	$16.63	$16.91
Class R-5:	Net assets	$1,316	$65,479	$203,524	$316,711	$360,569
	Shares outstanding	104	4,667	9,664	18,805	21,029
	Net asset value per share	$12.69	$14.03	$21.06	$16.84	$17.15
Class R-6:	Net assets	$13,699	$1,887,964	$4,709,010	$8,138,357	$9,561,087
	Shares outstanding	1,079	134,442	223,264	484,689	559,680
	Net asset value per share	$12.69	$14.04	$21.09	$16.79	$17.08

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

36	American Funds Target Date Retirement Series

Statements of assets and liabilities at October 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class A:	Net assets	$2,039,440	$2,363,921	$3,083,448	$3,171,824	$2,361,732
	Shares outstanding	122,576	145,872	197,898	218,577	178,643
	Net asset value per share	$16.64	$16.21	$15.58	$14.51	$13.22
Class C:	Net assets	$142,303	$168,280	$208,115	$211,105	$147,020
	Shares outstanding	8,760	10,625	13,676	14,890	11,362
	Net asset value per share	$16.24	$15.84	$15.22	$14.18	$12.94
Class T:	Net assets	$12	$12	$12	$12	$11
	Shares outstanding	1	1	1	1	1
	Net asset value per share	$16.66	$16.23	$15.60	$14.53	$13.24
Class F-1:	Net assets	$101,702	$124,072	$130,234	$94,718	$57,254
	Shares outstanding	6,154	7,703	8,423	6,574	4,359
	Net asset value per share	$16.53	$16.11	$15.46	$14.41	$13.14
Class F-2:	Net assets	$97,573	$134,923	$203,820	$201,283	$134,068
	Shares outstanding	5,860	8,318	13,072	13,867	10,142
	Net asset value per share	$16.65	$16.22	$15.59	$14.52	$13.22
Class F-3:	Net assets	$7,689	$16,087	$18,237	$16,888	$10,708
	Shares outstanding	461	990	1,167	1,160	808
	Net asset value per share	$16.69	$16.25	$15.63	$14.56	$13.26
Class R-1:	Net assets	$22,153	$22,061	$30,966	$26,971	$15,590
	Shares outstanding	1,363	1,400	2,023	1,898	1,200
	Net asset value per share	$16.25	$15.76	$15.30	$14.21	$12.99
Class R-2:	Net assets	$1,039,833	$1,286,751	$1,364,595	$1,206,605	$679,691
	Shares outstanding	64,245	81,563	89,901	85,318	52,545
	Net asset value per share	$16.19	$15.78	$15.18	$14.14	$12.94
Class R-2E:	Net assets	$240,113	$330,536	$364,436	$407,375	$221,962
	Shares outstanding	14,709	20,816	23,834	28,626	17,116
	Net asset value per share	$16.32	$15.88	$15.29	$14.23	$12.97
Class R-3:	Net assets	$1,517,868	$1,810,910	$2,229,004	$2,000,142	$1,248,286
	Shares outstanding	92,376	113,208	144,834	139,554	95,407
	Net asset value per share	$16.43	$16.00	$15.39	$14.33	$13.08
Class R-4:	Net assets	$1,930,373	$2,203,475	$2,679,707	$2,436,746	$1,554,189
	Shares outstanding	116,350	136,375	172,412	168,339	117,766
	Net asset value per share	$16.59	$16.16	$15.54	$14.48	$13.20
Class R-5E:	Net assets	$783,366	$835,462	$1,083,125	$969,943	$658,707
	Shares outstanding	47,190	51,639	69,655	66,965	49,944
	Net asset value per share	$16.60	$16.18	$15.55	$14.48	$13.19
Class R-5:	Net assets	$454,510	$515,339	$627,003	$575,105	$349,791
	Shares outstanding	27,038	31,485	39,839	39,260	26,221
	Net asset value per share	$16.81	$16.37	$15.74	$14.65	$13.34
Class R-6:	Net assets	$12,453,547	$14,061,739	$16,999,697	$14,908,708	$9,366,999
	Shares outstanding	743,394	862,304	1,084,446	1,020,475	704,205
	Net asset value per share	$16.75	$16.31	$15.68	$14.61	$13.30

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Target Date Retirement Series	37

Statements of assets and liabilities at October 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		2015 Fund	2010 Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class A:	Net assets	$968,441	$603,948
	Shares outstanding	80,590	53,116
	Net asset value per share	$12.02	$11.37
Class C:	Net assets	$43,182	$26,419
	Shares outstanding	3,663	2,367
	Net asset value per share	$11.79	$11.16
Class T:	Net assets	$11	$11
	Shares outstanding	1	1
	Net asset value per share	$12.03	$11.38
Class F-1:	Net assets	$15,958	$8,916
	Shares outstanding	1,337	788
	Net asset value per share	$11.94	$11.31
Class F-2:	Net assets	$48,221	$29,186
	Shares outstanding	4,013	2,568
	Net asset value per share	$12.02	$11.36
Class F-3:	Net assets	$3,129	$5,509
	Shares outstanding	259	484
	Net asset value per share	$12.05	$11.39
Class R-1:	Net assets	$7,756	$1,931
	Shares outstanding	659	170
	Net asset value per share	$11.77	$11.33
Class R-2:	Net assets	$222,214	$101,416
	Shares outstanding	18,863	9,075
	Net asset value per share	$11.78	$11.18
Class R-2E:	Net assets	$79,878	$61,081
	Shares outstanding	6,776	5,471
	Net asset value per share	$11.79	$11.16
Class R-3:	Net assets	$426,273	$278,782
	Shares outstanding	35,811	24,731
	Net asset value per share	$11.90	$11.27
Class R-4:	Net assets	$397,454	$315,155
	Shares outstanding	33,126	27,763
	Net asset value per share	$12.00	$11.35
Class R-5E:	Net assets	$191,762	$136,634
	Shares outstanding	16,006	12,052
	Net asset value per share	$11.98	$11.34
Class R-5:	Net assets	$92,902	$73,480
	Shares outstanding	7,669	6,413
	Net asset value per share	$12.11	$11.46
Class R-6:	Net assets	$2,800,779	$2,191,182
	Shares outstanding	232,082	191,822
	Net asset value per share	$12.07	$11.42

*	Amount less than one thousand.

See notes to financial statements.

38	American Funds Target Date Retirement Series

Financial statements (continued)

Statements of operations for the period ended October 31, 2020	(dollars in thousands)

	2065 Fund[1]		2060 Fund	2055 Fund	2050 Fund	2045 Fund
Investment income:
Income:
Dividends from affiliated issuers	$144		$40,357	$107,549	$191,585	$235,849

Fees and expenses[2]:
Distribution services	40		4,406	10,453	17,696	21,325
Transfer agent services	15		1,752	4,393	7,475	9,080
Reports to shareholders	1		79	148	210	226
Registration statement and prospectus	24		399	612	749	905
Trustees’ compensation	—	[3]	9	24	43	51
Auditing and legal	—	[3]	14	19	25	28
Custodian	4		12	12	12	12
Other	—	[3]	1	4	6	7
Total fees and expenses	84		6,672	15,665	26,216	31,634
Less reimbursements of fees and expenses:
Transfer agent services reimbursement	—	[3]	—	—	—	—
Miscellaneous fee reimbursement	25		—	—	—	—
Total reimbursements of fees and expenses	25		—	—	—	—
Net investment income	85		33,685	91,884	165,369	204,215

Net realized (loss) gain and unrealized appreciation (depreciation):
Net realized (loss) gain on sale of investments of affiliated issuers	(133)		1,952	1,206	(179)	(3,496)
In-kind redemptions	—		12,206	26,705	113,572	95,352
Capital gain distributions received from affiliated issuers	43		74,889	210,383	382,164	443,700
	(90)		89,047	238,294	495,557	535,556
Net unrealized appreciation (depreciation) on investments of affiliated issuers	1,269		136,384	312,316	463,702	559,970
Net realized (loss) gain and unrealized appreciation (depreciation)	1,179		225,431	550,610	959,259	1,095,526

Net increase in net assets resulting from operations	$1,264		$259,116	$642,494	$1,124,628	$1,299,741

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Target Date Retirement Series	39

Statements of operations for the period ended October 31, 2020 (continued)	(dollars in thousands)

	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund
Investment income:
Income:
Dividends from affiliated issuers	$323,348	$383,997	$510,776	$490,499	$409,293

Fees and expenses[2]:
Distribution services	27,028	32,831	39,487	37,256	24,775
Transfer agent services	11,590	13,870	16,614	15,545	10,314
Reports to shareholders	280	306	368	329	230
Registration statement and prospectus	962	1,134	1,238	1,175	754
Trustees’ compensation	67	77	95	86	58
Auditing and legal	33	40	46	43	34
Custodian	12	12	12	12	12
Other	10	11	14	13	9
Total fees and expenses	39,982	48,281	57,874	54,459	36,186
Less reimbursements of fees and expenses:
Transfer agent services reimbursement	—	—	—	—	—
Miscellaneous fee reimbursement	—	—	—	—	—
Total reimbursements of fees and expenses	—	—	—	—	—
Net investment income	283,366	335,716	452,902	436,040	373,107

Net realized (loss) gain and unrealized appreciation (depreciation):
Net realized (loss) gain on sale of investments of affiliated issuers	(8,283)	56,687	81,759	55,078	64,819
In-kind redemptions	204,259	144,205	172,429	75,777	47,673
Capital gain distributions received from affiliated issuers	580,392	620,317	629,169	497,258	289,727
	776,368	821,209	883,357	628,113	402,219
Net unrealized appreciation (depreciation) on investments of affiliated issuers	610,547	679,255	634,495	626,366	74,580
Net realized (loss) gain and unrealized appreciation (depreciation)	1,386,915	1,500,464	1,517,852	1,254,479	476,799

Net increase in net assets resulting from operations	$1,670,281	$1,836,180	$1,970,754	$1,690,519	$849,906

See end of statements of operations for footnotes.

See notes to financial statements.

40	American Funds Target Date Retirement Series

Statements of operations for the period ended October 31, 2020 (continued)	(dollars in thousands)

	2015 Fund	2010 Fund
Investment income:
Income:
Dividends from affiliated issuers	$138,364	$94,092

Fees and expenses[2]:
Distribution services	8,404	5,162
Transfer agent services	3,449	2,094
Reports to shareholders	77	58
Registration statement and prospectus	339	338
Trustees’ compensation	18	13
Auditing and legal	21	19
Custodian	12	12
Other	3	2
Total fees and expenses	12,323	7,698
Less reimbursements of fees and expenses:
Transfer agent services reimbursement	—	—
Miscellaneous fee reimbursement	—	—
Total reimbursements of fees and expenses	—	—
Net investment income	126,041	86,394

Net realized (loss) gain and unrealized appreciation (depreciation):
Net realized (loss) gain on sale of investments of affiliated issuers	10,643	8,092
In-kind redemptions	4,415	4,546
Capital gain distributions received from affiliated issuers	84,007	50,219
	99,065	62,857
Net unrealized appreciation (depreciation) on investments of affiliated issuers	(3,949)	9,337
Net realized (loss) gain and unrealized appreciation (depreciation)	95,116	72,194

Net increase in net assets resulting from operations	$221,157	$158,588

[1]	For the period March 27, 2020, commencement of operations, through October 31, 2020.
[2]	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
[3]	Amount less than one thousand.

See notes to financial statements.

American Funds Target Date Retirement Series	41

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	2065 Fund	2060 Fund		2055 Fund
	Period ended October 31,	Year ended October 31,		Year ended October 31,
	2020*	2020	2019	2020	2019
Operations:
Net investment income	$85	$33,685	$19,743	$91,884	$66,388
Net realized (loss) gain	(90)	89,047	54,954	238,294	192,625
Net unrealized appreciation (depreciation)	1,269	136,384	99,183	312,316	297,741
Net increase in net assets resulting from operations	1,264	259,116	173,880	642,494	556,754

Distributions paid to shareholders	—	(74,383)	(36,424)	(249,659)	(162,536)

Net capital share transactions	42,287	1,096,348	863,409	1,775,663	1,750,353

Total increase in net assets	43,551	1,281,081	1,000,865	2,168,498	2,144,571

Net assets:
Beginning of period	—	2,013,720	1,012,855	5,854,953	3,710,382
End of period	$43,551	$3,294,801	$2,013,720	$8,023,451	$5,854,953

	2050 Fund		2045 Fund		2040 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$165,369	$129,039	$204,215	$160,116	$283,366	$229,647
Net realized (loss) gain	495,557	375,061	535,556	442,276	776,368	591,371
Net unrealized appreciation (depreciation)	463,702	558,531	559,970	673,679	610,547	923,785
Net increase in net assets resulting from operations	1,124,628	1,062,631	1,299,741	1,276,071	1,670,281	1,744,803

Distributions paid to shareholders	(485,010)	(339,804)	(585,197)	(418,554)	(796,762)	(593,041)

Net capital share transactions	2,280,231	2,720,256	2,513,513	3,119,608	2,565,878	3,784,415

Total increase in net assets	2,919,849	3,443,083	3,228,057	3,977,125	3,439,397	4,936,177

Net assets:
Beginning of period	10,774,667	7,331,584	12,863,325	8,886,200	17,391,085	12,454,908
End of period	$13,694,516	$10,774,667	$16,091,382	$12,863,325	$20,830,482	$17,391,085

See end of statements of changes in net assets for footnote.

See notes to financial statements.

42	American Funds Target Date Retirement Series

Statements of changes in net assets (continued)	(dollars in thousands)

	2035 Fund		2030 Fund		2025 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$335,716	$275,761	$452,902	$401,981	$436,040	$395,840
Net realized (loss) gain	821,209	642,744	883,357	671,284	628,113	515,531
Net unrealized appreciation (depreciation)	679,255	1,048,991	634,495	1,243,031	626,366	1,128,670
Net increase in net assets resulting from operations	1,836,180	1,967,496	1,970,754	2,316,296	1,690,519	2,040,041

Distributions paid to shareholders	(895,776)	(668,231)	(1,045,635)	(801,363)	(888,660)	(685,155)

Net capital share transactions	3,001,867	4,264,256	3,199,948	5,033,866	2,583,686	4,388,614

Total increase in net assets	3,942,271	5,563,521	4,125,067	6,548,799	3,385,545	5,743,500

Net assets:
Beginning of period	19,931,297	14,367,776	24,897,332	18,348,533	22,841,880	17,098,380
End of period	$23,873,568	$19,931,297	$29,022,399	$24,897,332	$26,227,425	$22,841,880

	2020 Fund		2015 Fund		2010 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$373,107	$364,087	$126,041	$130,700	$86,394	$85,252
Net realized (loss) gain	402,219	341,625	99,065	103,399	62,857	49,517
Net unrealized appreciation (depreciation)	74,580	720,718	(3,949)	237,073	9,337	156,705
Net increase in net assets resulting from operations	849,906	1,426,430	221,157	471,172	158,588	291,474

Distributions paid to shareholders	(667,464)	(547,198)	(218,058)	(194,050)	(127,841)	(109,276)

Net capital share transactions	342,461	1,979,016	23,706	318,698	251,032	447,113

Total increase in net assets	524,903	2,858,248	26,805	595,820	281,779	629,311

Net assets:
Beginning of period	16,281,105	13,422,857	5,271,155	4,675,335	3,551,871	2,922,560
End of period	$16,806,008	$16,281,105	$5,297,960	$5,271,155	$3,833,650	$3,551,871

*	For the period March 27, 2020, commencement of operations, through October 31, 2020.

See notes to financial statements.

American Funds Target Date Retirement Series	43

Notes to financial statements

1. Organization

American Funds Target Date Retirement Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of 12 funds (the “funds”) — American Funds 2065 Target Date Retirement Fund (“2065 Fund”), American Funds 2060 Target Date Retirement Fund (“2060 Fund”), American Funds 2055 Target Date Retirement Fund (“2055 Fund”), American Funds 2050 Target Date Retirement Fund (“2050 Fund”), American Funds 2045 Target Date Retirement Fund (“2045 Fund”), American Funds 2040 Target Date Retirement Fund (“2040 Fund”), American Funds 2035 Target Date Retirement Fund (“2035 Fund”), American Funds 2030 Target Date Retirement Fund (“2030 Fund”), American Funds 2025 Target Date Retirement Fund (“2025 Fund”), American Funds 2020 Target Date Retirement Fund (“2020 Fund”), American Funds 2015 Target Date Retirement Fund (“2015 Fund”) and American Funds 2010 Target Date Retirement Fund (“2010 Fund”). The assets of each fund are segregated, with each fund accounted for separately.

On September 18, 2019, the series’ board of trustees approved the issuance of the 2065 Fund. The 2065 Fund commenced operations on March 27, 2020.

Each fund in the series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”), the series’ investment adviser, is also the investment adviser of the underlying funds.

Each fund in the series has 14 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The eight retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The funds’ share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years*
Class T†	Up to 2.50%	None	None
Classes F-1, F-2 and F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective June 30, 2020, Class C converts to Class A after eight years.
†	Class T shares are not available for purchase.

Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution and transfer agent services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.

2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies in this section, as well as the valuation policies described in the next section on valuation.

44	American Funds Target Date Retirement Series

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution and transfer agent services, are charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

In-kind redemptions — The funds normally redeem shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. The net asset value per share of each fund and each underlying fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2020, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause the funds to lose value or their results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, each fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk each fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

American Funds Target Date Retirement Series	45

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as each fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by each fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

46	American Funds Target Date Retirement Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

American Funds Target Date Retirement Series	47

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to each fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2020, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

48	American Funds Target Date Retirement Series

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses, cost of investments sold and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as distributions for tax purposes.

Additional tax basis disclosures for each fund as of October 31, 2020, were as follows (dollars in thousands):

	2065 Fund	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Undistributed ordinary income	$70	$6,418	$19,637	$33,903	$50,584	$71,791
Undistributed long-term capital gains	43	75,901	213,142	385,671	444,825	577,521
Gross unrealized appreciation on investments	1,185	235,333	742,863	1,490,742	1,821,374	2,538,787
Gross unrealized depreciation on investments	(54)	(3,414)	(4,878)	(10,206)	(44,016)	(92,452)
Net unrealized appreciation on investments	1,131	231,919	737,985	1,480,536	1,777,358	2,446,335
Cost of investments	42,432	3,063,626	7,287,231	12,216,956	14,317,564	18,386,930
Reclassification from total distributable earnings to capital paid in on shares of beneficial interest	20	24,554	56,303	167,029	153,485	284,588

	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund
Undistributed ordinary income	$95,934	$175,218	$191,557	$185,506	$68,252	$47,334
Undistributed long-term capital gains	669,462	688,493	527,811	338,202	86,443	52,097
Gross unrealized appreciation on investments	2,747,294	3,102,702	2,609,507	1,551,626	483,599	247,531
Gross unrealized depreciation on investments	(84,229)	(75,331)	(62,663)	(91,670)	(39,456)	(24,080)
Net unrealized appreciation on investments	2,663,065	3,027,371	2,546,844	1,459,956	444,143	223,451
Cost of investments	21,215,895	26,000,821	23,686,116	15,349,489	4,855,035	3,611,549
Reclassification from total distributable earnings to capital paid in on shares of beneficial interest	234,536	275,174	166,611	122,234	25,931	19,978

No distributions were paid to shareholders of the 2065 Fund during the period March 27, 2020, commencement of operations, through October 31, 2020. Distributions paid by all other funds were characterized for tax purposes as follows (dollars in thousands):

2060 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,935		$6,421		$8,356		$998		$3,544		$4,542
Class C	65		950		1,015		17		567		584
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	75		248		323		40		132		172
Class F-2	181		466		647		85		224		309
Class F-3	11		27		38		65		165		230
Class R-1	1		35		36		1		29		30
Class R-2	263		4,073		4,336		60		2,519		2,579
Class R-2E	127		740		867		58		378		436
Class R-3	926		4,334		5,260		461		2,481		2,942
Class R-4	1,628		5,294		6,922		785		2,831		3,616
Class R-5E	660		1,779		2,439		276		773		1,049
Class R-5	523		1,317		1,840		343		917		1,260
Class R-6	12,420		29,884		42,304		5,264		13,411		18,675
Total	$18,815		$55,568		$74,383		$8,453		$27,971		$36,424

See end of tables for footnote.

American Funds Target Date Retirement Series	49

2055 Fund

	Year ended October 31, 2020				Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$5,015		$19,032	$24,047	$3,694		$14,514	$18,208
Class C	115		1,920	2,035	68		1,479	1,547
Class T	—	*	1	1	—	*	1	1
Class F-1	192		750	942	164		619	783
Class F-2	267		789	1,056	158		472	630
Class F-3	65		180	245	51		144	195
Class R-1	4		138	142	6		124	130
Class R-2	565		12,485	13,050	342		10,475	10,817
Class R-2E	388		2,523	2,911	238		1,553	1,791
Class R-3	2,768		15,721	18,489	2,047		12,506	14,553
Class R-4	5,607		21,367	26,974	3,817		15,136	18,953
Class R-5E	1,979		6,243	8,222	1,437		4,504	5,941
Class R-5	2,323		6,766	9,089	2,181		6,481	8,662
Class R-6	37,688		104,768	142,456	20,937		59,388	80,325
Total	$56,976		$192,683	$249,659	$35,140		$127,396	$162,536

2050 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$9,862		$38,250		$48,112		$7,643		$31,198		$38,841
Class C	223		3,250		3,473		136		2,540		2,676
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	305		1,204		1,509		235		930		1,165
Class F-2	506		1,545		2,051		338		1,064		1,402
Class F-3	103		295		398		31		92		123
Class R-1	7		415		422		13		406		419
Class R-2	1,106		21,047		22,153		600		18,263		18,863
Class R-2E	667		4,740		5,407		495		3,502		3,997
Class R-3	5,406		31,130		36,536		4,119		26,341		30,460
Class R-4	9,931		38,764		48,695		7,196		30,294		37,490
Class R-5E	3,900		12,584		16,484		2,617		8,528		11,145
Class R-5	4,038		12,081		16,119		4,052		12,606		16,658
Class R-6	73,578		210,073		283,651		44,560		132,005		176,565
Total	$109,632		$375,378		$485,010		$72,035		$267,769		$339,804

See end of tables for footnote.

50	American Funds Target Date Retirement Series

2045 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$12,409		$42,869		$55,278		$9,516		$35,478		$44,994
Class C	326		3,439		3,765		189		2,727		2,916
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	417		1,464		1,881		297		1,072		1,369
Class F-2	751		2,084		2,835		503		1,441		1,944
Class F-3	42		110		152		23		64		87
Class R-1	29		438		467		18		401		419
Class R-2	2,104		27,320		29,424		1,320		24,337		25,657
Class R-2E	1,223		7,292		8,515		846		5,557		6,403
Class R-3	7,180		35,452		42,632		5,456		30,882		36,338
Class R-4	13,257		46,451		59,708		9,597		36,803		46,400
Class R-5E	5,092		15,076		20,168		3,736		11,297		15,033
Class R-5	4,828		13,234		18,062		5,089		14,724		19,813
Class R-6	94,520		247,790		342,310		57,664		159,517		217,181
Total	$142,178		$443,019		$585,197		$94,254		$324,300		$418,554

2040 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$18,092		$58,943		$77,035		$14,201		$49,825		$64,026
Class C	484		4,317		4,801		331		3,533		3,864
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	767		2,504		3,271		547		1,868		2,415
Class F-2	1,016		2,671		3,687		669		1,836		2,505
Class F-3	53		132		185		46		121		167
Class R-1	45		693		738		48		685		733
Class R-2	3,016		33,211		36,227		2,245		31,294		33,539
Class R-2E	1,408		7,481		8,889		1,000		5,725		6,725
Class R-3	10,220		46,828		57,048		8,280		42,525		50,805
Class R-4	18,065		59,472		77,537		14,108		50,939		65,047
Class R-5E	7,515		21,042		28,557		5,418		15,581		20,999
Class R-5	6,557		16,999		23,556		6,932		19,044		25,976
Class R-6	136,326		338,905		475,231		87,118		229,122		316,240
Total	$203,564		$593,198		$796,762		$140,943		$452,098		$593,041

See end of tables for footnote.

American Funds Target Date Retirement Series	51

2035 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$23,372		$65,301		$88,673		$18,245		$55,056		$73,301
Class C	702		4,823		5,525		487		4,045		4,532
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	1,050		2,949		3,999		716		2,164		2,880
Class F-2	1,490		3,430		4,920		1,054		2,532		3,586
Class F-3	219		479		698		63		146		209
Class R-1	77		637		714		63		594		657
Class R-2	5,254		39,569		44,823		3,799		36,289		40,088
Class R-2E	2,251		9,657		11,908		1,605		7,461		9,066
Class R-3	14,180		53,467		67,647		11,372		47,927		59,299
Class R-4	23,257		65,465		88,722		17,740		54,591		72,331
Class R-5E	8,425		20,817		29,242		7,456		18,766		26,222
Class R-5	7,769		17,607		25,376		8,159		19,633		27,792
Class R-6	164,611		358,918		523,529		105,166		243,102		348,268
Total	$252,657		$643,119		$895,776		$175,925		$492,306		$668,231

2030 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$36,681		$71,802		$108,483		$27,922		$64,232		$92,154
Class C	1,364		5,117		6,481		913		4,493		5,406
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	1,338		2,620		3,958		991		2,275		3,266
Class F-2	2,536		4,161		6,697		1,664		3,139		4,803
Class F-3	284		444		728		132		240		372
Class R-1	171		805		976		131		834		965
Class R-2	8,745		35,648		44,393		6,182		35,033		41,215
Class R-2E	3,257		8,884		12,141		2,170		7,157		9,327
Class R-3	22,551		55,928		78,479		17,630		53,715		71,345
Class R-4	34,880		68,074		102,954		26,624		62,225		88,849
Class R-5E	13,622		23,678		37,300		10,612		20,742		31,354
Class R-5	10,841		17,585		28,426		11,052		20,705		31,757
Class R-6	239,324		375,295		614,619		149,639		270,911		420,550
Total	$375,594		$670,041		$1,045,635		$255,662		$545,701		$801,363

See end of tables for footnote.

52	American Funds Target Date Retirement Series

2025 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$41,884		$62,282		$104,166		$32,318		$56,860		$89,178
Class C	1,645		4,391		6,036		1,123		3,973		5,096
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	946		1,425		2,371		767		1,355		2,122
Class F-2	2,916		3,688		6,604		1,955		2,881		4,836
Class F-3	231		280		511		197		279		476
Class R-1	207		635		842		166		643		809
Class R-2	9,469		27,081		36,550		6,961		27,521		34,482
Class R-2E	4,284		8,732		13,016		3,092		7,534		10,626
Class R-3	23,479		42,959		66,438		18,330		41,842		60,172
Class R-4	35,758		53,021		88,779		27,272		48,753		76,025
Class R-5E	13,003		17,511		30,514		11,599		17,663		29,262
Class R-5	11,120		13,898		25,018		10,938		15,975		26,913
Class R-6	229,550		278,265		507,815		142,893		202,265		345,158
Total	$374,492		$514,168		$888,660		$257,611		$427,544		$685,155

2020 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$41,289		$46,193		$87,482		$33,560		$44,275		$77,835
Class C	1,756		3,110		4,866		1,271		2,899		4,170
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	938		1,055		1,993		774		1,022		1,796
Class F-2	2,573		2,526		5,099		1,836		2,083		3,919
Class F-3	181		172		353		128		140		268
Class R-1	193		371		564		150		383		533
Class R-2	8,218		15,485		23,703		6,725		16,592		23,317
Class R-2E	3,415		4,820		8,235		2,381		4,027		6,408
Class R-3	20,866		27,939		48,805		17,483		28,785		46,268
Class R-4	30,974		34,911		65,885		26,785		36,123		62,908
Class R-5E	12,059		12,525		24,584		11,398		13,314		24,712
Class R-5	8,952		8,714		17,666		10,028		11,289		21,317
Class R-6	194,268		183,961		378,229		130,612		143,135		273,747
Total	$325,682		$341,782		$667,464		$243,131		$304,067		$547,198

See end of tables for footnote.

American Funds Target Date Retirement Series	53

2015 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$19,687		$19,346		$39,033		$17,908		$19,503		$37,411
Class C	616		938		1,554		538		961		1,499
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	279		275		554		249		275		524
Class F-2	1,044		908		1,952		858		814		1,672
Class F-3	101		85		186		60		55		115
Class R-1	121		190		311		96		195		291
Class R-2	3,197		5,104		8,301		3,018		5,755		8,773
Class R-2E	1,362		1,728		3,090		1,223		1,722		2,945
Class R-3	7,653		8,980		16,633		7,551		10,062		17,613
Class R-4	8,691		8,622		17,313		8,460		9,436		17,896
Class R-5E	3,464		3,200		6,664		4,266		4,191		8,457
Class R-5	2,579		2,223		4,802		3,077		2,910		5,987
Class R-6	63,941		53,724		117,665		47,271		43,596		90,867
Total	$112,735		$105,323		$218,058		$94,575		$99,475		$194,050

2010 Fund

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$11,415		$8,060		$19,475		$10,310		$8,513		$18,823
Class C	396		410		806		295		405		700
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	166		117		283		171		142		313
Class F-2	559		349		908		409		293		702
Class F-3	78		47		125		21		15		36
Class R-1	21		27		48		25		42		67
Class R-2	1,361		1,556		2,917		1,322		1,803		3,125
Class R-2E	921		811		1,732		718		755		1,473
Class R-3	5,133		4,260		9,393		4,733		4,622		9,355
Class R-4	6,336		4,504		10,840		5,968		4,986		10,954
Class R-5E	2,392		1,562		3,954		2,268		1,675		3,943
Class R-5	1,829		1,134		2,963		2,391		1,707		4,098
Class R-6	46,403		27,994		74,397		32,821		22,866		55,687
Total	$77,010		$50,831		$127,841		$61,452		$47,824		$109,276

*	Amount less than one thousand.

54	American Funds Target Date Retirement Series

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of 2065 Fund during its startup period. At its discretion the adviser may elect to extend, modify or terminate the reimbursements. Fees and expenses in 2065 Fund’s statement of operations are presented gross of any reimbursement from CRMC. The amounts reimbursed by CRMC are reflected as miscellaneous fee reimbursements. For the year ended October 31, 2020, CRMC reimbursed miscellaneous fees of $25,000 for 2065 Fund, which CRMC does not intend to recoup.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes of each fund, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Classes C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Class R-3	0.50	0.75
Classes T, F-1 and R-4	0.25	0.50

For Class A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This share class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. As of October 31, 2020, there were no unreimbursed expenses subject to reimbursement for any of the funds’ Class A shares.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 total for several 2065 Fund share classes, which CRMC does not intend to recoup.

American Funds Target Date Retirement Series	55

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to the series. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the series and market developments that impact underlying fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each underlying fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets for Class R-6 shares. CRMC receives administrative services fees at the annual rate of 0.03% of the average daily net assets of the Class R-6 shares of each underlying fund for CRMC’s provision of administrative services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class-specific expenses under the distribution services and transfer agent services agreements for the year ended October 31, 2020, were as follows (dollars in thousands):

2065 Fund*

	Distribution		Transfer agent
Share class	services		services
Class A	$6		$1
Class C	1		—	†
Class T	—		—	†
Class F-1	—	†	—	†
Class F-2	Not applicable		—	†
Class F-3	Not applicable		—	†
Class R-1	—	†	—	†
Class R-2	16		7
Class R-2E	2		1
Class R-3	13		4
Class R-4	2		1
Class R-5E	Not applicable		1
Class R-5	Not applicable		—	†
Class R-6	Not applicable		—	†
Total class-specific expenses	$40		$15

2060 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$822	$251
Class C	419	38
Class T	—	—	†
Class F-1	29	13
Class F-2	Not applicable	19
Class F-3	Not applicable	—	†
Class R-1	22	3
Class R-2	1,322	625
Class R-2E	202	68
Class R-3	985	302
Class R-4	605	245
Class R-5E	Not applicable	138
Class R-5	Not applicable	30
Class R-6	Not applicable	20
Total class-specific expenses	$4,406	$1,752

2055 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$1,696	$568
Class C	637	60
Class T	—	—	†
Class F-1	69	31
Class F-2	Not applicable	24
Class F-3	Not applicable	—	†
Class R-1	46	6
Class R-2	3,044	1,444
Class R-2E	516	174
Class R-3	2,626	811
Class R-4	1,819	739
Class R-5E	Not applicable	376
Class R-5	Not applicable	105
Class R-6	Not applicable	55
Total class-specific expenses	$10,453	$4,393

2050 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$2,993	$1,045
Class C	1,012	95
Class T	—	—	†
Class F-1	101	46
Class F-2	Not applicable	45
Class F-3	Not applicable	—	†
Class R-1	128	17
Class R-2	4,766	2,263
Class R-2E	899	305
Class R-3	4,769	1,476
Class R-4	3,028	1,233
Class R-5E	Not applicable	679
Class R-5	Not applicable	172
Class R-6	Not applicable	99
Total class-specific expenses	$17,696	$7,475

See end of tables for footnotes.

56	American Funds Target Date Retirement Series

2045 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$3,440	$1,184
Class C	1,067	100
Class T	—	—	†
Class F-1	123	56
Class F-2	Not applicable	59
Class F-3	Not applicable	—	†
Class R-1	152	19
Class R-2	6,118	2,907
Class R-2E	1,361	464
Class R-3	5,440	1,686
Class R-4	3,624	1,476
Class R-5E	Not applicable	821
Class R-5	Not applicable	190
Class R-6	Not applicable	118
Total class-specific expenses	$21,325	$9,080

2040 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$4,624	$1,624
Class C	1,316	124
Class T	—	—	†
Class F-1	212	96
Class F-2	Not applicable	76
Class F-3	Not applicable	—	†
Class R-1	212	28
Class R-2	7,475	3,552
Class R-2E	1,380	470
Class R-3	7,207	2,233
Class R-4	4,602	1,875
Class R-5E	Not applicable	1,109
Class R-5	Not applicable	245
Class R-6	Not applicable	158
Total class-specific expenses	$27,028	$11,590

2035 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$5,564	$1,902
Class C	1,571	148
Class T	—	—	†
Class F-1	262	119
Class F-2	Not applicable	104
Class F-3	Not applicable	—	†
Class R-1	200	26
Class R-2	9,335	4,435
Class R-2E	1,893	645
Class R-3	8,704	2,697
Class R-4	5,302	2,160
Class R-5E	Not applicable	1,181
Class R-5	Not applicable	274
Class R-6	Not applicable	179
Total class-specific expenses	$32,831	$13,870

2030 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$7,462	$2,488
Class C	1,986	187
Class T	—	—	†
Class F-1	277	126
Class F-2	Not applicable	153
Class F-3	Not applicable	—	†
Class R-1	306	40
Class R-2	10,022	4,767
Class R-2E	2,090	713
Class R-3	10,779	3,343
Class R-4	6,565	2,678
Class R-5E	Not applicable	1,567
Class R-5	Not applicable	332
Class R-6	Not applicable	220
Total class-specific expenses	$39,487	$16,614

2025 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$7,578	$2,573
Class C	2,017	190
Class T	—	—	†
Class F-1	188	85
Class F-2	Not applicable	158
Class F-3	Not applicable	—	†
Class R-1	274	37
Class R-2	9,010	4,289
Class R-2E	2,407	824
Class R-3	9,741	3,022
Class R-4	6,041	2,464
Class R-5E	Not applicable	1,398
Class R-5	Not applicable	311
Class R-6	Not applicable	194
Total class-specific expenses	$37,256	$15,545

2020 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$5,877	$1,989
Class C	1,453	138
Class T	—	—	†
Class F-1	134	62
Class F-2	Not applicable	111
Class F-3	Not applicable	—	†
Class R-1	170	23
Class R-2	5,258	2,508
Class R-2E	1,359	465
Class R-3	6,471	2,013
Class R-4	4,053	1,656
Class R-5E	Not applicable	1,021
Class R-5	Not applicable	198
Class R-6	Not applicable	130
Total class-specific expenses	$24,775	$10,314

See end of tables for footnotes.

American Funds Target Date Retirement Series	57

2015 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$2,362	$850
Class C	451	43
Class T	—	—	†
Class F-1	37	17
Class F-2	Not applicable	41
Class F-3	Not applicable	—	†
Class R-1	86	11
Class R-2	1,764	842
Class R-2E	499	173
Class R-3	2,171	677
Class R-4	1,034	422
Class R-5E	Not applicable	279
Class R-5	Not applicable	55
Class R-6	Not applicable	39
Total class-specific expenses	$8,404	$3,449

2010 Fund

	Distribution	Transfer agent
Share class	services	services
Class A	$1,468	$503
Class C	267	26
Class T	—	—	†
Class F-1	22	10
Class F-2	Not applicable	25
Class F-3	Not applicable	—	†
Class R-1	17	2
Class R-2	789	376
Class R-2E	355	121
Class R-3	1,453	451
Class R-4	791	323
Class R-5E	Not applicable	188
Class R-5	Not applicable	40
Class R-6	Not applicable	29
Total class-specific expenses	$5,162	$2,094

*	For the period March 27, 2020, commencement of operations, through October 31, 2020.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation shown on the accompanying financial statements reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of	Total trustees’
	Current fees	deferred amounts	compensation
2065 Fund	$ —*	$ —*	$ —*
2060 Fund	8	1	9
2055 Fund	21	3	24
2050 Fund	37	6	43
2045 Fund	44	7	51
2040 Fund	58	9	67
2035 Fund	67	10	77
2030 Fund	83	12	95
2025 Fund	75	11	86
2020 Fund	51	7	58
2015 Fund	16	2	18
2010 Fund	11	2	13

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.

58	American Funds Target Date Retirement Series

7. Investment transactions

The funds made purchases and sales of investment securities during the year ended October 31, 2020, as follows (dollars in thousands):

	Purchases	Sales
2065 Fund	$47,139	$4,712
2060 Fund	1,203,985	73,192
2055 Fund	2,051,006	222,192
2050 Fund	2,864,365	521,161
2045 Fund	3,096,755	519,716
2040 Fund	3,602,393	970,339
2035 Fund	4,942,270	1,879,025
2030 Fund	5,275,019	2,038,720
2025 Fund	5,589,891	2,960,794
2020 Fund	2,484,609	2,147,241
2015 Fund	696,107	681,241
2010 Fund	712,996	452,724

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

2065 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

For the period March 27, 2020[2] through October 31, 2020

Class A	$7,796	640	$—	—	$(1,225)	(96)	$6,571	544
Class C	353	29	—	—	(26)	(2)	327	27
Class T	10	1	—	—	—	—	10	1
Class F-1	165	13	—	—	(14)	(1)	151	12
Class F-2	295	24	—	—	(1)	— [3]	294	24
Class F-3	37	3	—	—	—	—	37	3
Class R-1	11	1	—	—	— [3]	— [3]	11	1
Class R-2	8,866	728	—	—	(2,424)	(195)	6,442	533
Class R-2E	808	67	—	—	(94)	(7)	714	60
Class R-3	8,910	742	—	—	(1,860)	(152)	7,050	590
Class R-4	5,627	450	—	—	(2,393)	(187)	3,234	263
Class R-5E	2,583	209	—	—	(123)	(10)	2,460	199
Class R-5	1,776	146	—	—	(541)	(42)	1,235	104
Class R-6	20,639	1,620	—	—	(6,888)	(541)	13,751	1,079
Total net increase (decrease)	$57,876	4,673	$—	—	$(15,589)	(1,233)	$42,287	3,440

See end of tables for footnotes.

American Funds Target Date Retirement Series	59

2060 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$145,358	11,151	$8,282	612	$(43,612)	(3,329)	$110,028	8,434
Class C	18,259	1,405	1,014	76	(6,847)	(522)	12,426	959
Class T	—	—	—	—	—	—	—	—
Class F-1	7,919	598	321	24	(2,838)	(221)	5,402	401
Class F-2	16,840	1,279	647	48	(6,898)	(535)	10,589	792
Class F-3	682	52	38	3	(6,208)	(462)	(5,488)	(407)
Class R-1	1,867	146	36	3	(486)	(36)	1,417	113
Class R-2	92,820	7,139	4,332	324	(52,194)	(4,001)	44,958	3,462
Class R-2E	20,826	1,603	867	65	(10,874)	(827)	10,819	841
Class R-3	123,459	9,418	5,256	391	(62,518)	(4,758)	66,197	5,051
Class R-4	155,022	11,863	6,921	511	(83,517)	(6,280)	78,426	6,094
Class R-5E	68,363	5,171	2,439	180	(36,666)	(2,711)	34,136	2,640
Class R-5	35,241	2,654	1,840	135	(23,285)	(1,752)	13,796	1,037
Class R-6	1,018,341	76,562	42,303	3,110	(347,002)	(25,818)	713,642	53,854
Total net increase (decrease)	$1,704,997	129,041	$74,296	5,482	$(682,945)	(51,252)	$1,096,348	83,271

Year ended October 31, 2019

Class A	$113,144	9,120	$4,541	407	$(31,721)	(2,612)	$85,964	6,915
Class C	14,907	1,223	584	53	(4,379)	(357)	11,112	919
Class T	—	—	—	—	—	—	—	—
Class F-1	5,175	416	171	15	(1,671)	(134)	3,675	297
Class F-2	11,178	923	308	28	(4,945)	(405)	6,541	546
Class F-3	974	80	229	21	(1,863)	(150)	(660)	(49)
Class R-1	801	64	30	3	(707)	(58)	124	9
Class R-2	77,305	6,276	2,578	233	(34,337)	(2,789)	45,546	3,720
Class R-2E	15,458	1,253	436	39	(4,557)	(367)	11,337	925
Class R-3	91,159	7,349	2,942	264	(38,202)	(3,100)	55,899	4,513
Class R-4	121,455	9,740	3,616	324	(53,583)	(4,285)	71,488	5,779
Class R-5E	56,521	4,538	1,049	94	(13,970)	(1,165)	43,600	3,467
Class R-5	31,754	2,531	1,260	112	(24,086)	(1,914)	8,928	729
Class R-6	646,395	51,449	18,675	1,664	(145,215)	(11,581)	519,855	41,532
Total net increase (decrease)	$1,186,226	94,962	$36,419	3,257	$(359,236)	(28,917)	$863,409	69,302

See end of tables for footnotes.

60	American Funds Target Date Retirement Series

2055 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$198,086	10,045	$24,026	1,186	$(89,039)	(4,486)	$133,073	6,745
Class C	18,123	938	2,033	102	(9,861)	(506)	10,295	534
Class T	—	—	—	—	—	—	—	—
Class F-1	17,602	884	937	47	(8,303)	(420)	10,236	511
Class F-2	13,730	685	1,052	52	(7,857)	(411)	6,925	326
Class F-3	1,072	54	243	12	(561)	(30)	754	36
Class R-1	1,851	96	142	7	(1,102)	(55)	891	48
Class R-2	146,562	7,547	13,045	657	(120,397)	(6,207)	39,210	1,997
Class R-2E	39,061	1,996	2,911	146	(22,914)	(1,185)	19,058	957
Class R-3	222,050	11,288	18,476	922	(166,305)	(8,510)	74,221	3,700
Class R-4	280,183	14,167	26,974	1,335	(195,289)	(9,840)	111,868	5,662
Class R-5E	132,388	6,679	8,222	408	(94,535)	(4,613)	46,075	2,474
Class R-5	66,892	3,346	9,046	443	(92,392)	(4,581)	(16,454)	(792)
Class R-6	1,893,189	93,864	142,456	6,976	(696,134)	(34,302)	1,339,511	66,538
Total net increase (decrease)	$3,030,789	151,589	$249,563	12,293	$(1,504,689)	(75,146)	$1,775,663	88,736

Year ended October 31, 2019

Class A	$159,436	8,491	$18,198	1,082	$(67,525)	(3,591)	$110,109	5,982
Class C	18,087	981	1,545	93	(8,789)	(476)	10,843	598
Class T	—	—	—	—	—	—	—	—
Class F-1	8,597	461	782	47	(6,527)	(350)	2,852	158
Class F-2	12,501	659	626	38	(4,674)	(252)	8,453	445
Class F-3	2,283	119	194	12	(1,850)	(99)	627	32
Class R-1	1,861	102	130	8	(1,792)	(98)	199	12
Class R-2	140,503	7,643	10,807	654	(104,637)	(5,710)	46,673	2,587
Class R-2E	35,323	1,911	1,791	108	(11,806)	(634)	25,308	1,385
Class R-3	205,166	11,031	14,544	873	(141,649)	(7,657)	78,061	4,247
Class R-4	287,390	15,384	18,950	1,129	(142,823)	(7,620)	163,517	8,893
Class R-5E	129,180	6,977	5,941	354	(52,108)	(2,955)	83,013	4,376
Class R-5	79,400	4,203	8,624	509	(87,234)	(4,610)	790	102
Class R-6	1,491,604	78,684	80,327	4,742	(352,023)	(18,516)	1,219,908	64,910
Total net increase (decrease)	$2,571,331	136,646	$162,459	9,649	$(983,437)	(52,568)	$1,750,353	93,727

See end of tables for footnotes.

American Funds Target Date Retirement Series	61

2050 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$278,706	17,657	$48,039	2,969	$(164,943)	(10,468)	$161,802	10,158
Class C	29,620	1,914	3,471	219	(15,957)	(1,030)	17,134	1,103
Class T	—	—	—	—	—	—	—	—
Class F-1	21,438	1,354	1,500	93	(9,931)	(641)	13,007	806
Class F-2	21,689	1,375	2,036	126	(10,278)	(658)	13,447	843
Class F-3	2,300	150	394	24	(6,726)	(455)	(4,032)	(281)
Class R-1	3,402	218	422	27	(2,548)	(160)	1,276	85
Class R-2	204,289	13,174	22,135	1,397	(174,294)	(11,272)	52,130	3,299
Class R-2E	53,661	3,477	5,407	340	(40,307)	(2,624)	18,761	1,193
Class R-3	308,707	19,693	36,517	2,282	(270,478)	(17,251)	74,746	4,724
Class R-4	391,548	24,711	48,694	3,019	(307,798)	(19,401)	132,444	8,329
Class R-5E	199,765	12,657	16,484	1,023	(169,645)	(10,387)	46,604	3,293
Class R-5	87,689	5,458	16,112	988	(152,957)	(9,537)	(49,156)	(3,091)
Class R-6	2,844,461	176,675	283,651	17,455	(1,326,044)	(82,247)	1,802,068	111,883
Total net increase (decrease)	$4,447,275	278,513	$484,862	29,962	$(2,651,906)	(166,131)	$2,280,231	142,344

Year ended October 31, 2019

Class A	$240,734	15,993	$38,790	2,880	$(118,116)	(7,840)	$161,408	11,033
Class C	26,799	1,822	2,674	202	(12,979)	(881)	16,494	1,143
Class T	—	—	—	—	—	—	—	—
Class F-1	11,871	798	1,161	87	(6,249)	(417)	6,783	468
Class F-2	26,449	1,820	1,395	104	(17,635)	(1,188)	10,209	736
Class F-3	6,125	411	123	9	(930)	(64)	5,318	356
Class R-1	3,921	268	418	32	(4,672)	(315)	(333)	(15)
Class R-2	196,167	13,331	18,849	1,426	(154,629)	(10,540)	60,387	4,217
Class R-2E	51,516	3,495	3,996	301	(22,503)	(1,517)	33,009	2,279
Class R-3	307,327	20,708	30,451	2,284	(229,788)	(15,545)	107,990	7,447
Class R-4	410,221	27,456	37,489	2,791	(254,769)	(16,963)	192,941	13,284
Class R-5E	221,615	14,917	11,145	830	(62,695)	(4,355)	170,065	11,392
Class R-5	107,422	7,098	16,656	1,228	(156,190)	(10,274)	(32,112)	(1,948)
Class R-6	2,446,663	161,839	176,563	13,060	(635,129)	(41,898)	1,988,097	133,001
Total net increase (decrease)	$4,056,830	269,956	$339,710	25,234	$(1,676,284)	(111,797)	$2,720,256	183,393

See end of tables for footnotes.

62	American Funds Target Date Retirement Series

2045 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$291,577	18,099	$55,192	3,351	$(162,323)	(10,046)	$184,446	11,404
Class C	27,661	1,748	3,760	233	(16,955)	(1,070)	14,466	911
Class T	—	—	—	—	—	—	—	—
Class F-1	24,701	1,531	1,874	114	(14,416)	(916)	12,159	729
Class F-2	28,201	1,749	2,825	172	(15,252)	(970)	15,774	951
Class F-3	2,565	165	133	8	(843)	(52)	1,855	121
Class R-1	7,095	448	467	29	(4,094)	(253)	3,468	224
Class R-2	234,767	14,891	29,413	1,828	(225,048)	(14,358)	39,132	2,361
Class R-2E	60,966	3,836	8,516	525	(49,549)	(3,163)	19,933	1,198
Class R-3	369,536	23,188	42,572	2,616	(345,242)	(21,700)	66,866	4,104
Class R-4	420,420	26,106	59,702	3,634	(368,176)	(22,824)	111,946	6,916
Class R-5E	231,196	14,353	20,168	1,230	(214,336)	(12,867)	37,028	2,716
Class R-5	85,557	5,242	18,056	1,087	(155,737)	(9,447)	(52,124)	(3,118)
Class R-6	3,066,550	186,938	342,309	20,696	(1,350,295)	(82,371)	2,058,564	125,263
Total net increase (decrease)	$4,850,792	298,294	$584,987	35,523	$(2,922,266)	(180,037)	$2,513,513	153,780

Year ended October 31, 2019

Class A	$258,071	16,808	$44,952	3,269	$(131,331)	(8,571)	$171,692	11,506
Class C	28,931	1,928	2,914	215	(14,165)	(942)	17,680	1,201
Class T	—	—	—	—	—	—	—	—
Class F-1	15,632	1,028	1,367	101	(6,518)	(426)	10,481	703
Class F-2	28,732	1,905	1,935	141	(9,134)	(593)	21,533	1,453
Class F-3	1,821	118	87	7	(759)	(51)	1,149	74
Class R-1	4,377	291	419	31	(3,986)	(268)	810	54
Class R-2	235,545	15,748	25,648	1,905	(195,122)	(13,042)	66,071	4,611
Class R-2E	69,942	4,666	6,403	472	(30,150)	(2,000)	46,195	3,138
Class R-3	347,867	22,972	36,327	2,671	(282,549)	(18,778)	101,645	6,865
Class R-4	467,187	30,664	46,397	3,382	(264,596)	(17,303)	248,988	16,743
Class R-5E	261,365	17,389	15,033	1,098	(80,829)	(5,522)	195,569	12,965
Class R-5	104,514	6,782	19,808	1,429	(175,195)	(11,320)	(50,873)	(3,109)
Class R-6	2,708,687	175,667	217,181	15,726	(637,200)	(41,156)	2,288,668	150,237
Total net increase (decrease)	$4,532,671	295,966	$418,471	30,447	$(1,831,534)	(119,972)	$3,119,608	206,441

See end of tables for footnotes.

American Funds Target Date Retirement Series	63

2040 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$370,951	23,370	$76,964	4,763	$(228,957)	(14,502)	$218,958	13,631
Class C	30,984	1,996	4,794	302	(23,467)	(1,514)	12,311	784
Class T	—	—	—	—	—	—	—	—
Class F-1	46,129	2,926	3,266	204	(22,906)	(1,488)	26,489	1,642
Class F-2	31,843	2,004	3,676	227	(18,102)	(1,172)	17,417	1,059
Class F-3	4,585	278	180	11	(908)	(54)	3,857	235
Class R-1	4,065	262	738	46	(4,675)	(295)	128	13
Class R-2	264,193	17,054	36,207	2,287	(263,024)	(17,094)	37,376	2,247
Class R-2E	67,104	4,313	8,888	558	(64,001)	(4,160)	11,991	711
Class R-3	414,469	26,367	57,027	3,562	(391,197)	(25,044)	80,299	4,885
Class R-4	505,079	31,842	77,531	4,810	(491,636)	(30,887)	90,974	5,765
Class R-5E	262,038	16,472	28,558	1,774	(320,629)	(19,519)	(30,033)	(1,273)
Class R-5	102,069	6,344	23,554	1,446	(200,114)	(12,454)	(74,491)	(4,664)
Class R-6	3,749,440	232,274	475,220	29,280	(2,054,058)	(127,684)	2,170,602	133,870
Total net increase (decrease)	$5,852,949	365,502	$796,603	49,270	$(4,083,674)	(255,867)	$2,565,878	158,905

Year ended October 31, 2019

Class A	$342,510	22,653	$63,962	4,720	$(185,979)	(12,323)	$220,493	15,050
Class C	34,065	2,302	3,860	289	(16,774)	(1,136)	21,151	1,455
Class T	—	—	—	—	—	—	—	—
Class F-1	23,393	1,567	2,413	179	(9,229)	(610)	16,577	1,136
Class F-2	31,890	2,111	2,487	184	(12,280)	(814)	22,097	1,481
Class F-3	1,741	114	167	12	(1,878)	(126)	30	— [3]
Class R-1	4,868	329	733	55	(5,184)	(349)	417	35
Class R-2	260,465	17,681	33,519	2,524	(252,801)	(17,166)	41,183	3,039
Class R-2E	84,308	5,695	6,725	504	(41,170)	(2,759)	49,863	3,440
Class R-3	406,408	27,246	50,790	3,782	(354,697)	(23,852)	102,501	7,176
Class R-4	563,472	37,619	65,042	4,814	(411,130)	(27,391)	217,384	15,042
Class R-5E	372,783	25,152	20,999	1,557	(97,840)	(6,771)	295,942	19,938
Class R-5	140,982	9,263	25,973	1,903	(235,182)	(15,426)	(68,227)	(4,260)
Class R-6	3,434,425	226,679	316,236	23,270	(885,657)	(58,203)	2,865,004	191,746
Total net increase (decrease)	$5,701,310	378,411	$592,906	43,793	$(2,509,801)	(166,926)	$3,784,415	255,278

See end of tables for footnotes.

64	American Funds Target Date Retirement Series

2035 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$450,502	29,065	$88,558	5,626	$(304,387)	(19,801)	$234,673	14,890
Class C	35,635	2,349	5,518	357	(27,168)	(1,790)	13,985	916
Class T	—	—	—	—	—	—	—	—
Class F-1	45,094	2,917	3,995	255	(19,927)	(1,322)	29,162	1,850
Class F-2	48,510	3,132	4,578	291	(29,782)	(1,970)	23,306	1,453
Class F-3	2,897	180	635	40	(2,135)	(135)	1,397	85
Class R-1	5,789	378	711	47	(5,950)	(385)	550	40
Class R-2	307,882	20,309	44,781	2,904	(327,823)	(21,845)	24,840	1,368
Class R-2E	93,112	6,117	11,908	769	(78,906)	(5,305)	26,114	1,581
Class R-3	515,159	33,569	67,614	4,340	(503,990)	(32,900)	78,783	5,009
Class R-4	546,318	35,296	88,711	5,650	(554,522)	(35,882)	80,507	5,064
Class R-5E	305,105	19,586	29,241	1,864	(432,017)	(26,917)	(97,671)	(5,467)
Class R-5	115,632	7,380	25,374	1,600	(212,107)	(13,466)	(71,101)	(4,486)
Class R-6	4,309,937	273,612	523,517	33,155	(2,176,132)	(139,098)	2,657,322	167,669
Total net increase (decrease)	$6,781,572	433,890	$895,141	56,898	$(4,674,846)	(300,816)	$3,001,867	189,972

Year ended October 31, 2019

Class A	$400,930	27,169	$73,202	5,504	$(210,472)	(14,269)	$263,660	18,404
Class C	39,801	2,758	4,528	346	(23,903)	(1,655)	20,426	1,449
Class T	—	—	—	—	—	—	—	—
Class F-1	30,599	2,086	2,878	217	(14,547)	(993)	18,930	1,310
Class F-2	38,453	2,612	3,241	244	(17,152)	(1,166)	24,542	1,690
Class F-3	10,507	742	209	16	(7,924)	(554)	2,792	204
Class R-1	6,426	441	655	50	(4,889)	(341)	2,192	150
Class R-2	323,787	22,434	40,061	3,069	(278,685)	(19,355)	85,163	6,148
Class R-2E	102,559	7,088	9,066	692	(50,590)	(3,470)	61,035	4,310
Class R-3	484,406	33,243	59,277	4,501	(406,434)	(28,011)	137,249	9,733
Class R-4	643,184	43,908	72,329	5,455	(425,980)	(28,892)	289,533	20,471
Class R-5E	370,613	25,538	26,222	1,979	(108,284)	(7,596)	288,551	19,921
Class R-5	138,076	9,309	27,791	2,076	(230,921)	(15,589)	(65,054)	(4,204)
Class R-6	3,739,259	252,629	348,260	26,106	(952,282)	(64,045)	3,135,237	214,690
Total net increase (decrease)	$6,328,600	429,957	$667,719	50,255	$(2,732,063)	(185,936)	$4,264,256	294,276

See end of tables for footnotes.

American Funds Target Date Retirement Series	65

2030 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$613,528	40,685	$108,293	7,158	$(420,071)	(28,369)	$301,750	19,474
Class C	46,228	3,145	6,473	435	(38,334)	(2,621)	14,367	959
Class T	—	—	—	—	—	—	—	—
Class F-1	54,543	3,655	3,943	263	(30,368)	(2,067)	28,118	1,851
Class F-2	84,212	5,623	6,677	442	(46,414)	(3,204)	44,475	2,861
Class F-3	7,449	495	727	48	(5,240)	(366)	2,936	177
Class R-1	6,885	465	976	65	(9,273)	(634)	(1,412)	(104)
Class R-2	328,988	22,343	44,376	2,990	(358,132)	(24,671)	15,232	662
Class R-2E	108,646	7,374	12,142	814	(92,115)	(6,333)	28,673	1,855
Class R-3	596,578	40,105	78,448	5,233	(601,408)	(40,729)	73,618	4,609
Class R-4	683,887	45,506	102,936	6,817	(743,198)	(49,680)	43,625	2,643
Class R-5E	398,240	26,510	37,299	2,474	(572,166)	(37,129)	(136,627)	(8,145)
Class R-5	140,434	9,256	28,414	1,863	(229,947)	(15,223)	(61,099)	(4,104)
Class R-6	5,143,520	337,479	614,609	40,488	(2,911,837)	(192,874)	2,846,292	185,093
Total net increase (decrease)	$8,213,138	542,641	$1,045,313	69,090	$(6,058,503)	(403,900)	$3,199,948	207,831

Year ended October 31, 2019

Class A	$554,139	38,553	$91,977	7,021	$(310,242)	(21,614)	$335,874	23,960
Class C	49,045	3,492	5,395	418	(26,144)	(1,865)	28,296	2,045
Class T	—	—	—	—	—	—	—	—
Class F-1	34,376	2,417	3,265	251	(22,203)	(1,565)	15,438	1,103
Class F-2	70,908	4,944	4,786	366	(38,114)	(2,672)	37,580	2,638
Class F-3	7,868	535	372	28	(2,212)	(157)	6,028	406
Class R-1	8,175	575	966	75	(8,570)	(605)	571	45
Class R-2	326,027	23,260	41,173	3,202	(303,210)	(21,677)	63,990	4,785
Class R-2E	122,208	8,692	9,327	721	(65,776)	(4,654)	65,759	4,759
Class R-3	565,292	39,826	71,318	5,494	(500,793)	(35,388)	135,817	9,932
Class R-4	784,927	55,031	88,849	6,798	(587,711)	(41,181)	286,065	20,648
Class R-5E	492,441	34,888	31,338	2,401	(118,144)	(8,468)	405,635	28,821
Class R-5	170,747	11,840	31,754	2,407	(300,677)	(20,734)	(98,176)	(6,487)
Class R-6	4,653,217	323,253	420,552	32,006	(1,322,780)	(91,552)	3,750,989	263,707
Total net increase (decrease)	$7,839,370	547,306	$801,072	61,188	$(3,606,576)	(252,132)	$5,033,866	356,362

See end of tables for footnotes.

66	American Funds Target Date Retirement Series

2025 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$684,937	48,480	$103,925	7,397	$(495,141)	(35,693)	$293,721	20,184
Class C	46,307	3,357	6,019	436	(38,791)	(2,832)	13,535	961
Class T	—	—	—	—	—	—	—	—
Class F-1	50,472	3,585	2,368	170	(23,714)	(1,740)	29,126	2,015
Class F-2	69,776	4,969	6,576	469	(44,885)	(3,279)	31,467	2,159
Class F-3	6,645	465	461	33	(2,284)	(162)	4,822	336
Class R-1	5,095	367	842	61	(8,960)	(642)	(3,023)	(214)
Class R-2	302,365	21,931	36,541	2,652	(355,030)	(26,049)	(16,124)	(1,466)
Class R-2E	109,769	7,973	13,016	941	(114,759)	(8,360)	8,026	554
Class R-3	588,651	42,300	66,419	4,775	(609,272)	(44,338)	45,798	2,737
Class R-4	623,427	44,467	88,765	6,331	(741,242)	(53,215)	(29,050)	(2,417)
Class R-5E	378,627	26,959	30,510	2,179	(617,111)	(43,045)	(207,974)	(13,907)
Class R-5	121,518	8,552	25,006	1,767	(226,591)	(16,074)	(80,067)	(5,755)
Class R-6	4,778,320	335,677	507,815	36,015	(2,792,706)	(198,646)	2,493,429	173,046
Total net increase (decrease)	$7,765,909	549,082	$888,263	63,226	$(6,070,486)	(434,075)	$2,583,686	178,233

Year ended October 31, 2019

Class A	$573,715	42,730	$88,957	7,191	$(360,277)	(26,916)	$302,395	23,005
Class C	48,340	3,682	5,087	418	(30,036)	(2,284)	23,391	1,816
Class T	—	—	—	—	—	—	—	—
Class F-1	22,071	1,664	2,122	173	(19,140)	(1,430)	5,053	407
Class F-2	65,328	4,869	4,807	389	(29,047)	(2,168)	41,088	3,090
Class F-3	7,399	551	457	37	(8,244)	(619)	(388)	(31)
Class R-1	9,410	714	809	66	(8,102)	(616)	2,117	164
Class R-2	286,950	21,928	34,456	2,836	(301,324)	(23,056)	20,082	1,708
Class R-2E	132,865	10,125	10,626	872	(80,018)	(6,053)	63,473	4,944
Class R-3	538,422	40,610	60,167	4,908	(507,639)	(38,398)	90,950	7,120
Class R-4	766,822	57,482	76,025	6,161	(566,537)	(42,339)	276,310	21,304
Class R-5E	465,138	35,217	29,261	2,375	(134,710)	(10,204)	359,689	27,388
Class R-5	169,848	12,581	26,910	2,161	(256,971)	(18,994)	(60,213)	(4,252)
Class R-6	4,275,763	317,414	345,159	27,813	(1,356,255)	(100,409)	3,264,667	244,818
Total net increase (decrease)	$7,362,071	549,567	$684,843	55,400	$(3,658,300)	(273,486)	$4,388,614	331,481

See end of tables for footnotes.

American Funds Target Date Retirement Series	67

2020 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$474,891	36,657	$87,268	6,744	$(444,179)	(34,768)	$117,980	8,633
Class C	28,769	2,256	4,859	381	(34,223)	(2,721)	(595)	(84)
Class T	—	—	—	—	—	—	—	—
Class F-1	27,950	2,180	1,991	155	(22,175)	(1,775)	7,766	560
Class F-2	48,009	3,728	5,073	393	(39,021)	(3,077)	14,061	1,044
Class F-3	4,830	375	339	26	(2,833)	(220)	2,336	181
Class R-1	2,549	202	564	44	(5,592)	(445)	(2,479)	(199)
Class R-2	160,380	12,632	23,690	1,858	(241,357)	(19,169)	(57,287)	(4,679)
Class R-2E	67,628	5,340	8,234	646	(85,285)	(6,783)	(9,423)	(797)
Class R-3	335,747	26,185	48,767	3,798	(489,209)	(38,486)	(104,695)	(8,503)
Class R-4	422,622	32,704	65,885	5,099	(640,409)	(49,969)	(151,902)	(12,166)
Class R-5E	258,249	19,927	24,583	1,907	(528,492)	(40,020)	(245,660)	(18,186)
Class R-5	68,490	5,257	17,649	1,355	(167,959)	(12,936)	(81,820)	(6,324)
Class R-6	3,006,511	229,551	378,224	29,117	(2,530,556)	(195,728)	854,179	62,940
Total net increase (decrease)	$4,906,625	376,994	$667,126	51,523	$(5,231,290)	(406,097)	$342,461	22,420

Year ended October 31, 2019

Class A	$393,455	31,383	$77,644	6,665	$(357,499)	(28,570)	$113,600	9,478
Class C	35,550	2,899	4,167	363	(26,764)	(2,181)	12,953	1,081
Class T	—	—	—	—	—	—	—	—
Class F-1	12,304	989	1,793	155	(12,978)	(1,043)	1,119	101
Class F-2	43,489	3,474	3,881	334	(28,046)	(2,245)	19,324	1,563
Class F-3	6,739	531	268	23	(5,230)	(423)	1,777	131
Class R-1	5,450	439	534	46	(5,975)	(483)	9	2
Class R-2	178,766	14,611	23,283	2,028	(239,573)	(19,542)	(37,524)	(2,903)
Class R-2E	90,232	7,324	6,408	558	(51,475)	(4,175)	45,165	3,707
Class R-3	366,168	29,561	46,245	4,000	(427,540)	(34,523)	(15,127)	(962)
Class R-4	461,336	37,015	62,908	5,409	(559,290)	(44,869)	(35,046)	(2,445)
Class R-5E	365,074	29,605	24,711	2,132	(142,581)	(11,431)	247,204	20,306
Class R-5	111,498	8,862	21,311	1,818	(235,319)	(18,605)	(102,510)	(7,925)
Class R-6	3,002,701	239,218	273,710	23,435	(1,548,339)	(122,979)	1,728,072	139,674
Total net increase (decrease)	$5,072,762	405,911	$546,863	46,966	$(3,640,609)	(291,069)	$1,979,016	161,808

See end of tables for footnotes.

68	American Funds Target Date Retirement Series

2015 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$123,049	10,401	$38,902	3,283	$(172,309)	(14,722)	$(10,358)	(1,038)
Class C	5,256	455	1,553	133	(10,220)	(887)	(3,411)	(299)
Class T	—	—	—	—	—	—	—	—
Class F-1	4,719	413	554	47	(3,209)	(280)	2,064	180
Class F-2	15,157	1,279	1,935	163	(13,092)	(1,127)	4,000	315
Class F-3	533	44	148	12	(1,523)	(128)	(842)	(72)
Class R-1	837	72	311	27	(2,725)	(233)	(1,577)	(134)
Class R-2	42,056	3,622	8,300	710	(82,446)	(7,149)	(32,090)	(2,817)
Class R-2E	32,090	2,757	3,091	265	(41,399)	(3,612)	(6,218)	(590)
Class R-3	102,058	8,665	16,621	1,412	(149,126)	(12,813)	(30,447)	(2,736)
Class R-4	118,615	10,071	17,305	1,463	(180,367)	(15,340)	(44,447)	(3,806)
Class R-5E	92,942	7,831	6,664	564	(162,868)	(13,446)	(63,262)	(5,051)
Class R-5	18,443	1,572	4,802	403	(49,590)	(4,164)	(26,345)	(2,189)
Class R-6	935,503	78,320	117,663	9,913	(816,527)	(69,303)	236,639	18,930
Total net increase (decrease)	$1,491,258	125,502	$217,849	18,395	$(1,685,401)	(143,204)	$23,706	693

Year ended October 31, 2019

Class A	$117,189	10,208	$37,307	3,474	$(162,733)	(14,172)	$(8,237)	(490)
Class C	7,163	634	1,498	141	(9,601)	(851)	(940)	(76)
Class T	—	—	—	—	—	—	—	—
Class F-1	2,931	254	524	49	(3,577)	(316)	(122)	(13)
Class F-2	12,245	1,066	1,663	155	(9,344)	(822)	4,564	399
Class F-3	2,521	221	76	7	(3,160)	(278)	(563)	(50)
Class R-1	1,506	133	291	27	(2,664)	(235)	(867)	(75)
Class R-2	53,558	4,751	8,768	827	(95,613)	(8,485)	(33,287)	(2,907)
Class R-2E	35,999	3,191	2,945	279	(41,219)	(3,630)	(2,275)	(160)
Class R-3	110,776	9,761	17,613	1,652	(178,602)	(15,713)	(50,213)	(4,300)
Class R-4	131,847	11,532	17,895	1,669	(184,837)	(16,149)	(35,095)	(2,948)
Class R-5E	87,812	7,760	8,457	792	(58,908)	(5,139)	37,361	3,413
Class R-5	24,090	2,090	5,987	555	(57,740)	(4,994)	(27,663)	(2,349)
Class R-6	1,007,528	87,449	90,866	8,453	(662,359)	(57,321)	436,035	38,581
Total net increase (decrease)	$1,595,165	139,050	$193,890	18,080	$(1,470,357)	(128,105)	$318,698	29,025

See end of tables for footnotes.

American Funds Target Date Retirement Series	69

2010 Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$129,464	11,589	$19,311	1,726	$(107,694)	(9,754)	$41,081	3,561
Class C	7,637	697	794	72	(9,847)	(916)	(1,416)	(147)
Class T	—	—	—	—	—	—	—	—
Class F-1	2,809	258	283	25	(2,607)	(236)	485	47
Class F-2	14,561	1,322	895	80	(10,622)	(940)	4,834	462
Class F-3	2,730	245	125	11	(932)	(82)	1,923	174
Class R-1	362	32	48	4	(440)	(39)	(30)	(3)
Class R-2	32,744	2,978	2,914	264	(43,937)	(4,000)	(8,279)	(758)
Class R-2E	28,889	2,625	1,732	157	(26,672)	(2,412)	3,949	370
Class R-3	95,151	8,585	9,388	844	(125,276)	(11,324)	(20,737)	(1,895)
Class R-4	97,461	8,793	10,839	970	(119,843)	(10,799)	(11,543)	(1,036)
Class R-5E	69,199	6,199	3,954	355	(92,886)	(8,209)	(19,733)	(1,655)
Class R-5	19,512	1,745	2,963	264	(30,312)	(2,709)	(7,837)	(700)
Class R-6	925,026	82,350	74,397	6,637	(731,088)	(65,283)	268,335	23,704
Total net increase (decrease)	$1,425,545	127,418	$127,643	11,409	$(1,302,156)	(116,703)	$251,032	22,124

Year ended October 31, 2019

Class A	$72,555	6,683	$18,671	1,834	$(89,688)	(8,282)	$1,538	235
Class C	6,471	603	690	68	(5,898)	(556)	1,263	115
Class T	—	—	—	—	—	—	—	—
Class F-1	3,852	359	310	31	(4,424)	(420)	(262)	(30)
Class F-2	10,130	930	702	69	(5,815)	(533)	5,017	466
Class F-3	3,207	302	36	4	(1,411)	(132)	1,832	174
Class R-1	432	40	67	6	(1,442)	(135)	(943)	(89)
Class R-2	33,541	3,151	3,121	310	(41,217)	(3,853)	(4,555)	(392)
Class R-2E	27,922	2,639	1,473	147	(20,852)	(1,977)	8,543	809
Class R-3	86,329	8,034	9,355	925	(98,447)	(9,155)	(2,763)	(196)
Class R-4	96,903	9,001	10,954	1,078	(110,605)	(10,234)	(2,748)	(155)
Class R-5E	76,431	7,078	3,942	389	(37,281)	(3,443)	43,092	4,024
Class R-5	24,804	2,287	4,098	401	(61,002)	(5,556)	(32,100)	(2,868)
Class R-6	823,831	75,716	55,687	5,465	(450,319)	(41,305)	429,199	39,876
Total net increase (decrease)	$1,266,408	116,823	$109,106	10,727	$(928,401)	(85,581)	$447,113	41,969

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.

70	American Funds Target Date Retirement Series

Financial highlights

2065 Fund

		Income from investment operations[1]										Ratio of expenses to		Ratio of expenses to				Ratio of
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		average net assets before reimburse- ments[4]		average net assets after reimburse- ments[3,4]		Net effective expense ratio[3,5]		net income (loss) to average net assets[3]
Class A:
10/31/2020[6,7]	$10.00	$.05		$2.61	$2.66	$—	$12.66	26.60%[8]		$7		.60%[9]		.38%[9]		.75%[9]		.67%[9]
Class C:
10/31/2020[6,7]	10.00	—	[10]	2.63	2.63	—	12.63	26.30	[8]	—	[11]	1.17	[9]	1.00	[9]	1.37	[9]	—	[9,12]
Class T:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8,13]	—	[11]	.48	[9,13]	.02	[9,13]	.39	[9,13]	.94	[9,13]
Class F-1:
10/31/2020[6,7]	10.00	.06		2.62	2.68	—	12.68	26.70	[8]	—	[11]	.47	[9]	.28	[9]	.65	[9]	.77	[9]
Class F-2:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8]	—	[11]	.27	[9]	.03	[9]	.40	[9]	.86	[9]
Class F-3:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8]	—	[11]	.30	[9]	—	[9,12]	.37	[9]	.99	[9]
Class R-1:
10/31/2020[6,7]	10.00	.07		2.62	2.69	—	12.69	26.90	[8,13]	—	[11]	.45	[9,13]	.06	[9,13]	.43	[9,13]	.90	[9,13]
Class R-2:
10/31/2020[6,7]	10.00	—	[10]	2.61	2.61	—	12.61	26.10	[8]	7		1.31	[9]	1.11	[9]	1.48	[9]	(.04)[9]
Class R-2E:
10/31/2020[6,7]	10.00	.02		2.62	2.64	—	12.64	26.40	[8]	1		1.01	[9]	.79	[9]	1.16	[9]	.27	[9]
Class R-3:
10/31/2020[6,7]	10.00	.03		2.61	2.64	—	12.64	26.40	[8]	8		.91	[9]	.66	[9]	1.03	[9]	.45	[9]
Class R-4:
10/31/2020[6,7]	10.00	.05		2.62	2.67	—	12.67	26.70	[8]	3		.57	[9]	.36	[9]	.73	[9]	.71	[9]
Class R-5E:
10/31/2020[6,7]	10.00	.07		2.61	2.68	—	12.68	26.80	[8]	3		.35	[9]	.17	[9]	.54	[9]	.99	[9]
Class R-5:
10/31/2020[6,7]	10.00	.08		2.61	2.69	—	12.69	26.90	[8]	1		.33	[9]	.07	[9]	.44	[9]	1.03	[9]
Class R-6:
10/31/2020[6,7]	10.00	.09		2.60	2.69	—	12.69	26.90	[8]	14		.18	[9]	.04	[9]	.41	[9]	1.16	[9]

See end of tables for footnotes.

American Funds Target Date Retirement Series	71

Financial highlights (continued)

2060 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$13.16	$.15	$1.05	$1.20	$(.10)	$(.34)	$(.44)	$13.92	9.25%		$363		.38%		.38%		.76%		1.15%
10/31/2019	12.14	.16	1.26	1.42	(.09)	(.31)	(.40)	13.16	12.22		232		.40		.40		.79		1.27
10/31/2018	12.20	.14	(.01)	.13	(.08)	(.11)	(.19)	12.14	1.06		130		.37		.37		.77		1.10
10/31/2017	10.27	.13	2.04	2.17	(.11)	(.13)	(.24)	12.20	21.55		78		.40		.36		.76		1.19
10/31/2016	9.97	.13	.24	.37	(.07)	— [10]	(.07)	10.27	3.79		38		.58		.35		.76		1.35
Class C:
10/31/2020	12.96	.06	1.02	1.08	(.02)	(.34)	(.36)	13.68	8.43		49		1.11		1.11		1.49		.44
10/31/2019	11.96	.06	1.26	1.32	(.01)	(.31)	(.32)	12.96	11.46		34		1.12		1.12		1.51		.51
10/31/2018	12.05	.04	— [10]	.04	(.02)	(.11)	(.13)	11.96	.25		20		1.13		1.13		1.53		.34
10/31/2017	10.18	.04	2.03	2.07	(.07)	(.13)	(.20)	12.05	20.63		13		1.20		1.16		1.56		.36
10/31/2016	9.93	.04	.25	.29	(.04)	— [10]	(.04)	10.18	2.98		5		1.32		1.15		1.56		.38
Class T:
10/31/2020	13.20	.19	1.05	1.24	(.13)	(.34)	(.47)	13.97	9.48	[13]	—	[11]	.16	[13]	.16	[13]	.54	[13]	1.45	[13]
10/31/2019	12.16	.20	1.25	1.45	(.10)	(.31)	(.41)	13.20	12.54	[13]	—	[11]	.16	[13]	.16	[13]	.55	[13]	1.58	[13]
10/31/2018	12.22	.17	(.02)	.15	(.10)	(.11)	(.21)	12.16	1.20	[13]	—	[11]	.17	[13]	.17	[13]	.57	[13]	1.36	[13]
10/31/2017[6,14]	10.94	.06	1.22	1.28	—	—	—	12.22	11.70	[8,13]	—	[11]	.18	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	13.17	.15	1.05	1.20	(.10)	(.34)	(.44)	13.93	9.24		15		.38		.38		.76		1.15
10/31/2019	12.15	.15	1.27	1.42	(.09)	(.31)	(.40)	13.17	12.26		9		.39		.39		.78		1.23
10/31/2018	12.21	.13	— [10]	.13	(.08)	(.11)	(.19)	12.15	1.04		5		.39		.39		.79		.99
10/31/2017	10.29	.12	2.05	2.17	(.12)	(.13)	(.25)	12.21	21.55		1		.45		.41		.81		1.02
10/31/2016	9.98	.12	.25	.37	(.06)	— [10]	(.06)	10.29	3.77		—	[11]	.41		.34		.75		1.14
Class F-2:
10/31/2020	13.23	.19	1.05	1.24	(.13)	(.34)	(.47)	14.00	9.52		29		.10		.10		.48		1.41
10/31/2019	12.20	.18	1.27	1.45	(.11)	(.31)	(.42)	13.23	12.50		17		.12		.12		.51		1.46
10/31/2018	12.25	.16	.01	.17	(.11)	(.11)	(.22)	12.20	1.32		9		.13		.13		.53		1.27
10/31/2017	10.30	.15	2.05	2.20	(.12)	(.13)	(.25)	12.25	21.82		2		.19		.15		.55		1.33
10/31/2016	9.98	.18	.22	.40	(.08)	— [10]	(.08)	10.30	4.03		1		.44		.15		.56		1.80
Class F-3:
10/31/2020	13.21	.17	1.08	1.25	(.14)	(.34)	(.48)	13.98	9.59		1		.02		.02		.40		1.27
10/31/2019	12.17	.22	1.25	1.47	(.12)	(.31)	(.43)	13.21	12.69		6		.03		.03		.42		1.77
10/31/2018	12.23	.19	(.03)	.16	(.11)	(.11)	(.22)	12.17	1.28		7		.04		.04		.44		1.47
10/31/2017[6,15]	10.65	.09	1.49	1.58	—	—	—	12.23	14.84	[8]	6		.06	[9]	.02	[9]	.42	[9]	1.06	[9]
Class R-1:
10/31/2020	13.01	.04	1.04	1.08	(.01)	(.34)	(.35)	13.74	8.40		3		1.14		1.14		1.52		.28
10/31/2019	12.01	.07	1.26	1.33	(.02)	(.31)	(.33)	13.01	11.47		1		1.10		1.10		1.49		.60
10/31/2018	12.10	.04	— [10]	.04	(.02)	(.11)	(.13)	12.01	.27		1		1.10		1.10		1.50		.33
10/31/2017	10.21	.04	2.04	2.08	(.06)	(.13)	(.19)	12.10	20.68		1		1.17		1.14		1.54		.32
10/31/2016	9.97	.04	.26	.30	(.06)	— [10]	(.06)	10.21	3.06	[13]	—	[11]	1.28	[13]	1.08	[13]	1.49	[13]	.43	[13]
Class R-2:
10/31/2020	12.96	.06	1.02	1.08	(.02)	(.34)	(.36)	13.68	8.42		204		1.12		1.12		1.50		.44
10/31/2019	11.96	.07	1.25	1.32	(.01)	(.31)	(.32)	12.96	11.44		148		1.13		1.13		1.52		.53
10/31/2018	12.06	.04	(.01)	.03	(.02)	(.11)	(.13)	11.96	.22		92		1.14		1.14		1.54		.35
10/31/2017	10.18	.04	2.04	2.08	(.07)	(.13)	(.20)	12.06	20.71		58		1.19		1.15		1.55		.36
10/31/2016	9.93	.03	.27	.30	(.05)	— [10]	(.05)	10.18	3.03		21		1.32		1.15		1.56		.29
Class R-2E:
10/31/2020	13.04	.09	1.04	1.13	(.06)	(.34)	(.40)	13.77	8.74		40		.82		.82		1.20		.71
10/31/2019	12.04	.10	1.26	1.36	(.05)	(.31)	(.36)	13.04	11.75		27		.83		.83		1.22		.79
10/31/2018	12.14	.07	.01	.08	(.07)	(.11)	(.18)	12.04	.57		14		.84		.84		1.24		.58
10/31/2017	10.25	.06	2.05	2.11	(.09)	(.13)	(.22)	12.14	20.94		5		.85		.82		1.22		.52
10/31/2016	9.98	.05	.29	.34	(.07)	— [10]	(.07)	10.25	3.47		—	[11]	.93		.82		1.23		.53

See end of tables for footnotes.

72	American Funds Target Date Retirement Series

Financial highlights (continued)

2060 Fund (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$13.08	$.11	$1.04	$1.15	$(.07)	$(.34)	$(.41)	$13.82	8.91%		$236	.67%		.67%		1.05%		.86%
10/31/2019	12.07	.12	1.26	1.38	(.06)	(.31)	(.37)	13.08	11.91		158	.68		.68		1.07		.96
10/31/2018	12.15	.10	(.01)	.09	(.06)	(.11)	(.17)	12.07	.69		91	.69		.69		1.09		.77
10/31/2017	10.23	.09	2.05	2.14	(.09)	(.13)	(.22)	12.15	21.25		49	.74		.70		1.10		.79
10/31/2016	9.95	.07	.27	.34	(.06)	— [10]	(.06)	10.23	3.44		19	.90		.72		1.13		.69
Class R-4:
10/31/2020	13.16	.16	1.04	1.20	(.10)	(.34)	(.44)	13.92	9.27		285	.37		.37		.75		1.17
10/31/2019	12.13	.16	1.27	1.43	(.09)	(.31)	(.40)	13.16	12.30		190	.38		.38		.77		1.25
10/31/2018	12.20	.14	(.01)	.13	(.09)	(.11)	(.20)	12.13	.98		105	.39		.39		.79		1.07
10/31/2017	10.27	.12	2.05	2.17	(.11)	(.13)	(.24)	12.20	21.57		57	.43		.40		.80		1.04
10/31/2016	9.97	.10	.27	.37	(.07)	— [10]	(.07)	10.27	3.73		16	.55		.40		.81		1.02
Class R-5E:
10/31/2020	13.18	.19	1.05	1.24	(.13)	(.34)	(.47)	13.95	9.50		116	.17		.17		.55		1.41
10/31/2019	12.16	.18	1.26	1.44	(.11)	(.31)	(.42)	13.18	12.43		75	.17		.17		.56		1.39
10/31/2018	12.22	.15	.01	.16	(.11)	(.11)	(.22)	12.16	1.22		27	.18		.18		.58		1.21
10/31/2017	10.28	.13	2.06	2.19	(.12)	(.13)	(.25)	12.22	21.79		7	.22		.19		.59		1.13
10/31/2016[6,16]	10.02	.10	.24	.34	(.08)	— [10]	(.08)	10.28	3.41	[8]	1	.24	[9]	.21	[9]	.62	[9]	1.01	[9]
Class R-5:
10/31/2020	13.25	.20	1.06	1.26	(.14)	(.34)	(.48)	14.03	9.60		66	.07		.07		.45		1.51
10/31/2019	12.21	.20	1.26	1.46	(.11)	(.31)	(.42)	13.25	12.59		48	.08		.08		.47		1.61
10/31/2018	12.26	.18	(.01)	.17	(.11)	(.11)	(.22)	12.21	1.31		35	.10		.10		.50		1.38
10/31/2017	10.31	.14	2.07	2.21	(.13)	(.13)	(.26)	12.26	21.90		47	.13		.09		.49		1.25
10/31/2016	9.99	.12	.27	.39	(.07)	— [10]	(.07)	10.31	4.02		8	.23		.10		.51		1.22
Class R-6:
10/31/2020	13.26	.20	1.06	1.26	(.14)	(.34)	(.48)	14.04	9.64		1,888	.02		.02		.40		1.48
10/31/2019	12.22	.20	1.27	1.47	(.12)	(.31)	(.43)	13.26	12.64		1,069	.03		.03		.42		1.57
10/31/2018	12.27	.18	(.01)	.17	(.11)	(.11)	(.22)	12.22	1.36		477	.04		.04		.44		1.41
10/31/2017	10.32	.15	2.06	2.21	(.13)	(.13)	(.26)	12.27	21.90		186	.08		.05		.45		1.29
10/31/2016	9.99	.13	.28	.41	(.08)	— [10]	(.08)	10.32	4.13		25	.20		.05		.46		1.32

See end of tables for footnotes.

American Funds Target Date Retirement Series	73

Financial highlights (continued)

2055 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$19.83	$.24	$1.58	$1.82	$(.17)	$(.63)	$(.80)	$20.85	9.27%		$752		.35%		.35%		.73%		1.21%
10/31/2019	18.45	.25	1.88	2.13	(.15)	(.60)	(.75)	19.83	12.31		581		.36		.36		.75		1.33
10/31/2018	18.66	.22	(.02)	.20	(.14)	(.27)	(.41)	18.45	1.02		431		.34		.34		.74		1.16
10/31/2017	15.82	.22	3.12	3.34	(.13)	(.37)	(.50)	18.66	21.70		369		.34		.34		.74		1.28
10/31/2016	15.86	.18	.39	.57	(.11)	(.50)	(.61)	15.82	3.78		268		.37		.36		.77		1.20
Class C:
10/31/2020	19.42	.09	1.55	1.64	(.04)	(.63)	(.67)	20.39	8.51		71		1.09		1.09		1.47		.48
10/31/2019	18.09	.11	1.85	1.96	(.03)	(.60)	(.63)	19.42	11.43		57		1.11		1.11		1.50		.58
10/31/2018	18.32	.07	(.01)	.06	(.02)	(.27)	(.29)	18.09	.29		42		1.11		1.11		1.51		.39
10/31/2017	15.58	.08	3.07	3.15	(.04)	(.37)	(.41)	18.32	20.66		35		1.13		1.13		1.53		.45
10/31/2016	15.67	.06	.39	.45	(.04)	(.50)	(.54)	15.58	3.01		21		1.15		1.14		1.55		.37
Class T:
10/31/2020	19.85	.29	1.58	1.87	(.20)	(.63)	(.83)	20.89	9.56	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.46	[13]
10/31/2019	18.47	.30	1.87	2.17	(.19)	(.60)	(.79)	19.85	12.52	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.60	[13]
10/31/2018	18.68	.27	(.04)	.23	(.17)	(.27)	(.44)	18.47	1.21	[13]	—	[11]	.14	[13]	.14	[13]	.54	[13]	1.39	[13]
10/31/2017[6,14]	16.72	.10	1.86	1.96	—	—	—	18.68	11.72	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	19.71	.23	1.58	1.81	(.16)	(.63)	(.79)	20.73	9.30		34		.37		.37		.75		1.17
10/31/2019	18.36	.25	1.86	2.11	(.16)	(.60)	(.76)	19.71	12.24		22		.38		.38		.77		1.33
10/31/2018	18.58	.21	(.01)	.20	(.15)	(.27)	(.42)	18.36	1.02		18		.37		.37		.77		1.07
10/31/2017	15.78	.17	3.15	3.32	(.15)	(.37)	(.52)	18.58	21.64		9		.37		.37		.77		.98
10/31/2016	15.84	.17	.39	.56	(.12)	(.50)	(.62)	15.78	3.72		1		.40		.39		.80		1.14
Class F-2:
10/31/2020	19.85	.29	1.59	1.88	(.21)	(.63)	(.84)	20.89	9.61		33		.10		.10		.48		1.47
10/31/2019	18.48	.29	1.88	2.17	(.20)	(.60)	(.80)	19.85	12.55		24		.10		.10		.49		1.55
10/31/2018	18.69	.25	(.01)	.24	(.18)	(.27)	(.45)	18.48	1.24		14		.11		.11		.51		1.28
10/31/2017	15.85	.24	3.14	3.38	(.17)	(.37)	(.54)	18.69	21.92		4		.12		.12		.52		1.40
10/31/2016	15.88	.20	.41	.61	(.14)	(.50)	(.64)	15.85	4.04		1		.14		.13		.54		1.31
Class F-3:
10/31/2020	19.89	.31	1.59	1.90	(.23)	(.63)	(.86)	20.93	9.67		7		.01		.01		.39		1.57
10/31/2019	18.51	.32	1.87	2.19	(.21)	(.60)	(.81)	19.89	12.65		6		.02		.02		.41		1.70
10/31/2018	18.70	.28	(.01)	.27	(.19)	(.27)	(.46)	18.51	1.41		5		.01		.01		.41		1.44
10/31/2017[6,15]	16.29	.06	2.35	2.41	—	—	—	18.70	14.79	[8]	1		.02	[9]	.02	[9]	.42	[9]	.45	[9]
Class R-1:
10/31/2020	19.34	.08	1.54	1.62	(.02)	(.63)	(.65)	20.31	8.44		5		1.14		1.14		1.52		.42
10/31/2019	18.03	.10	1.84	1.94	(.03)	(.60)	(.63)	19.34	11.36		4		1.14		1.14		1.53		.57
10/31/2018	18.25	.07	(.01)	.06	(.01)	(.27)	(.28)	18.03	.27		4		1.14		1.14		1.54		.35
10/31/2017	15.49	.08	3.05	3.13	— [10]	(.37)	(.37)	18.25	20.63		2		1.15		1.15		1.55		.46
10/31/2016	15.55	.06	.38	.44	—	(.50)	(.50)	15.49	2.98		2		1.20		1.18		1.59		.37
Class R-2:
10/31/2020	19.35	.09	1.54	1.63	(.03)	(.63)	(.66)	20.32	8.49		438		1.12		1.12		1.50		.48
10/31/2019	18.02	.11	1.84	1.95	(.02)	(.60)	(.62)	19.35	11.42		379		1.11		1.11		1.50		.60
10/31/2018	18.25	.08	(.02)	.06	(.02)	(.27)	(.29)	18.02	.29		306		1.12		1.12		1.52		.41
10/31/2017	15.51	.08	3.06	3.14	(.03)	(.37)	(.40)	18.25	20.69		267		1.12		1.12		1.52		.48
10/31/2016	15.58	.07	.37	.44	(.01)	(.50)	(.51)	15.51	2.99		175		1.14		1.13		1.54		.43
Class R-2E:
10/31/2020	19.50	.15	1.55	1.70	(.10)	(.63)	(.73)	20.47	8.79		98		.81		.81		1.19		.75
10/31/2019	18.17	.15	1.87	2.02	(.09)	(.60)	(.69)	19.50	11.81		74		.81		.81		1.20		.83
10/31/2018	18.44	.12	(.01)	.11	(.11)	(.27)	(.38)	18.17	.52		44		.81		.81		1.21		.63
10/31/2017	15.69	.09	3.14	3.23	(.11)	(.37)	(.48)	18.44	21.10		22		.81		.81		1.21		.51
10/31/2016	15.83	.07	.43	.50	(.14)	(.50)	(.64)	15.69	3.35		4		.82		.82		1.23		.43

See end of tables for footnotes.

74	American Funds Target Date Retirement Series

Financial highlights (continued)

2055 Fund (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$19.59	$.18	$1.56	$1.74	$(.11)	$(.63)	$(.74)	$20.59	8.98%		$578	.67%		.67%		1.05%		.91%
10/31/2019	18.24	.19	1.86	2.05	(.10)	(.60)	(.70)	19.59	11.92		478	.67		.67		1.06		1.03
10/31/2018	18.46	.16	(.02)	.14	(.09)	(.27)	(.36)	18.24	.70		367	.67		.67		1.07		.83
10/31/2017	15.67	.16	3.09	3.25	(.09)	(.37)	(.46)	18.46	21.27		304	.67		.67		1.07		.92
10/31/2016	15.72	.13	.38	.51	(.06)	(.50)	(.56)	15.67	3.44		187	.73		.71		1.12		.83
Class R-4:
10/31/2020	19.78	.24	1.59	1.83	(.17)	(.63)	(.80)	20.81	9.34		804	.36		.36		.74		1.22
10/31/2019	18.41	.25	1.87	2.12	(.15)	(.60)	(.75)	19.78	12.27		653	.36		.36		.75		1.30
10/31/2018	18.62	.22	(.02)	.20	(.14)	(.27)	(.41)	18.41	1.01		444	.37		.37		.77		1.12
10/31/2017	15.80	.20	3.12	3.32	(.13)	(.37)	(.50)	18.62	21.60		353	.36		.36		.76		1.16
10/31/2016	15.85	.17	.39	.56	(.11)	(.50)	(.61)	15.80	3.73		183	.41		.40		.81		1.13
Class R-5E:
10/31/2020	19.78	.29	1.57	1.86	(.20)	(.63)	(.83)	20.81	9.53		291	.16		.16		.54		1.46
10/31/2019	18.42	.28	1.87	2.15	(.19)	(.60)	(.79)	19.78	12.48		228	.16		.16		.55		1.50
10/31/2018	18.63	.25	(.01)	.24	(.18)	(.27)	(.45)	18.42	1.23		131	.16		.16		.56		1.29
10/31/2017	15.81	.23	3.13	3.36	(.17)	(.37)	(.54)	18.63	21.85		40	.16		.16		.56		1.33
10/31/2016[6,16]	15.95	.15	.36	.51	(.15)	(.50)	(.65)	15.81	3.40	[8]	10	.17	[9]	.17	[9]	.58	[9]	1.03	[9]
Class R-5:
10/31/2020	20.00	.32	1.59	1.91	(.22)	(.63)	(.85)	21.06	9.66		203	.06		.06		.44		1.60
10/31/2019	18.61	.32	1.87	2.19	(.20)	(.60)	(.80)	20.00	12.58		209	.07		.07		.46		1.67
10/31/2018	18.81	.28	(.03)	.25	(.18)	(.27)	(.45)	18.61	1.30		193	.07		.07		.47		1.44
10/31/2017	15.94	.25	3.16	3.41	(.17)	(.37)	(.54)	18.81	22.02		228	.07		.07		.47		1.41
10/31/2016	15.97	.22	.39	.61	(.14)	(.50)	(.64)	15.94	4.06		87	.10		.09		.50		1.41
Class R-6:
10/31/2020	20.03	.31	1.61	1.92	(.23)	(.63)	(.86)	21.09	9.70		4,709	.01		.01		.39		1.51
10/31/2019	18.64	.31	1.89	2.20	(.21)	(.60)	(.81)	20.03	12.62		3,140	.02		.02		.41		1.62
10/31/2018	18.83	.28	(.01)	.27	(.19)	(.27)	(.46)	18.64	1.39		1,711	.02		.02		.42		1.44
10/31/2017	15.96	.26	3.16	3.42	(.18)	(.37)	(.55)	18.83	22.04		822	.02		.02		.42		1.47
10/31/2016	15.99	.23	.39	.62	(.15)	(.50)	(.65)	15.96	4.10		255	.05		.04		.45		1.51

See end of tables for footnotes.

American Funds Target Date Retirement Series	75

Financial highlights (continued)

2050 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.88	$.20	$1.27	$1.47	$(.14)	$(.54)	$(.68)	$16.67	9.36%		$1,334		.34%		.34%		.72%		1.24%
10/31/2019	14.83	.20	1.50	1.70	(.13)	(.52)	(.65)	15.88	12.23		1,109		.36		.36		.75		1.34
10/31/2018	15.02	.18	(.01)	.17	(.12)	(.24)	(.36)	14.83	1.06		872		.34		.34		.74		1.17
10/31/2017	12.78	.18	2.51	2.69	(.12)	(.33)	(.45)	15.02	21.66		773		.34		.34		.74		1.29
10/31/2016	12.91	.15	.31	.46	(.08)	(.51)	(.59)	12.78	3.76		588		.37		.35		.76		1.22
Class C:
10/31/2020	15.51	.08	1.24	1.32	(.04)	(.54)	(.58)	16.25	8.57		113		1.09		1.09		1.47		.48
10/31/2019	14.49	.09	1.48	1.57	(.03)	(.52)	(.55)	15.51	11.47		91		1.10		1.10		1.49		.59
10/31/2018	14.71	.06	(.02)	.04	(.02)	(.24)	(.26)	14.49	.23		68		1.11		1.11		1.51		.39
10/31/2017	12.55	.06	2.48	2.54	(.05)	(.33)	(.38)	14.71	20.77		54		1.12		1.12		1.52		.45
10/31/2016	12.74	.05	.30	.35	(.03)	(.51)	(.54)	12.55	2.93		32		1.14		1.13		1.54		.39
Class T:
10/31/2020	15.90	.23	1.28	1.51	(.17)	(.54)	(.71)	16.70	9.62	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.46	[13]
10/31/2019	14.84	.24	1.50	1.74	(.16)	(.52)	(.68)	15.90	12.52	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.60	[13]
10/31/2018	15.04	.22	(.03)	.19	(.15)	(.24)	(.39)	14.84	1.19	[13]	—	[11]	.14	[13]	.14	[13]	.54	[13]	1.39	[13]
10/31/2017[6,14]	13.46	.08	1.50	1.58	—	—	—	15.04	11.74	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.95	[9,13]
Class F-1:
10/31/2020	15.78	.19	1.27	1.46	(.14)	(.54)	(.68)	16.56	9.35		49		.37		.37		.75		1.18
10/31/2019	14.74	.19	1.50	1.69	(.13)	(.52)	(.65)	15.78	12.27		34		.38		.38		.77		1.30
10/31/2018	14.94	.17	(.01)	.16	(.12)	(.24)	(.36)	14.74	1.02		25		.37		.37		.77		1.08
10/31/2017	12.74	.14	2.52	2.66	(.13)	(.33)	(.46)	14.94	21.58		14		.37		.37		.77		1.04
10/31/2016	12.87	.14	.32	.46	(.08)	(.51)	(.59)	12.74	3.79		2		.39		.38		.79		1.10
Class F-2:
10/31/2020	15.89	.23	1.28	1.51	(.18)	(.54)	(.72)	16.68	9.61		60		.09		.09		.47		1.46
10/31/2019	14.83	.23	1.51	1.74	(.16)	(.52)	(.68)	15.89	12.60		44		.10		.10		.49		1.52
10/31/2018	15.03	.21	(.02)	.19	(.15)	(.24)	(.39)	14.83	1.22		30		.11		.11		.51		1.34
10/31/2017	12.79	.20	2.52	2.72	(.15)	(.33)	(.48)	15.03	21.94		12		.11		.11		.51		1.42
10/31/2016	12.92	.18	.31	.49	(.11)	(.51)	(.62)	12.79	4.04		5		.13		.12		.53		1.43
Class F-3:
10/31/2020	15.93	.30	1.23	1.53	(.19)	(.54)	(.73)	16.73	9.74		4		.01		.01		.39		1.87
10/31/2019	14.87	.24	1.52	1.76	(.18)	(.52)	(.70)	15.93	12.66		9		.01		.01		.40		1.56
10/31/2018	15.05	.21	.01	.22	(.16)	(.24)	(.40)	14.87	1.41		3		.01		.01		.41		1.32
10/31/2017[6,15]	13.11	.12	1.82	1.94	—	—	—	15.05	14.80	[8]	—	[11]	.02	[9]	.01	[9]	.41	[9]	1.09	[9]
Class R-1:
10/31/2020	15.49	.07	1.23	1.30	(.01)	(.54)	(.55)	16.24	8.46		14		1.14		1.14		1.52		.44
10/31/2019	14.46	.09	1.48	1.57	(.02)	(.52)	(.54)	15.49	11.46		12		1.13		1.13		1.52		.58
10/31/2018	14.67	.06	(.02)	.04	(.01)	(.24)	(.25)	14.46	.18		11		1.14		1.14		1.54		.37
10/31/2017	12.49	.07	2.46	2.53	(.02)	(.33)	(.35)	14.67	20.75		10		1.14		1.14		1.54		.50
10/31/2016	12.65	.05	.30	.35	—	(.51)	(.51)	12.49	2.92		8		1.18		1.16		1.57		.43
Class R-2:
10/31/2020	15.49	.07	1.24	1.31	(.03)	(.54)	(.57)	16.23	8.52		680		1.11		1.11		1.49		.48
10/31/2019	14.47	.09	1.47	1.56	(.02)	(.52)	(.54)	15.49	11.40		598		1.11		1.11		1.50		.61
10/31/2018	14.68	.06	(.01)	.05	(.02)	(.24)	(.26)	14.47	.26		498		1.11		1.11		1.51		.41
10/31/2017	12.51	.07	2.46	2.53	(.03)	(.33)	(.36)	14.68	20.74		460		1.10		1.10		1.50		.51
10/31/2016	12.66	.06	.30	.36	—	(.51)	(.51)	12.51	3.00		338		1.13		1.12		1.53		.46
Class R-2E:
10/31/2020	15.59	.12	1.25	1.37	(.08)	(.54)	(.62)	16.34	8.85		163		.81		.81		1.19		.77
10/31/2019	14.58	.13	1.47	1.60	(.07)	(.52)	(.59)	15.59	11.70		136		.81		.81		1.20		.86
10/31/2018	14.81	.10	— [10]	.10	(.09)	(.24)	(.33)	14.58	.59		94		.81		.81		1.21		.64
10/31/2017	12.64	.08	2.52	2.60	(.10)	(.33)	(.43)	14.81	21.15		54		.80		.80		1.20		.55
10/31/2016	12.86	.05	.35	.40	(.11)	(.51)	(.62)	12.64	3.27		11		.81		.81		1.22		.42

See end of tables for footnotes.

76	American Funds Target Date Retirement Series

Financial highlights (continued)

2050 Fund (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$15.68	$.15	$1.24	$1.39	$(.09)	$(.54)	$(.63)	$16.44	8.98%		$1,017	.66%		.66%		1.04%		.93%
10/31/2019	14.64	.16	1.48	1.64	(.08)	(.52)	(.60)	15.68	11.93		896	.66		.66		1.05		1.04
10/31/2018	14.84	.13	(.01)	.12	(.08)	(.24)	(.32)	14.64	.73		727	.67		.67		1.07		.85
10/31/2017	12.64	.13	2.48	2.61	(.08)	(.33)	(.41)	14.84	21.24		650	.66		.66		1.06		.94
10/31/2016	12.78	.11	.30	.41	(.04)	(.51)	(.55)	12.64	3.42		441	.71		.70		1.11		.87
Class R-4:
10/31/2020	15.84	.20	1.26	1.46	(.14)	(.54)	(.68)	16.62	9.32		1,306	.36		.36		.74		1.23
10/31/2019	14.78	.20	1.50	1.70	(.12)	(.52)	(.64)	15.84	12.31		1,113	.36		.36		.75		1.32
10/31/2018	14.98	.18	(.02)	.16	(.12)	(.24)	(.36)	14.78	1.00		842	.37		.37		.77		1.14
10/31/2017	12.75	.16	2.52	2.68	(.12)	(.33)	(.45)	14.98	21.64		747	.36		.36		.76		1.19
10/31/2016	12.89	.14	.31	.45	(.08)	(.51)	(.59)	12.75	3.70		417	.40		.38		.79		1.15
Class R-5E:
10/31/2020	15.84	.23	1.27	1.50	(.17)	(.54)	(.71)	16.63	9.58		500	.16		.16		.54		1.47
10/31/2019	14.80	.22	1.50	1.72	(.16)	(.52)	(.68)	15.84	12.45		423	.16		.16		.55		1.46
10/31/2018	14.99	.20	— [10]	.20	(.15)	(.24)	(.39)	14.80	1.26		227	.15		.15		.55		1.26
10/31/2017	12.76	.19	2.51	2.70	(.14)	(.33)	(.47)	14.99	21.89		80	.15		.15		.55		1.35
10/31/2016[6,16]	12.98	.12	.29	.41	(.12)	(.51)	(.63)	12.76	3.36	[8]	26	.17	[9]	.17	[9]	.58	[9]	1.03	[9]
Class R-5:
10/31/2020	16.03	.26	1.27	1.53	(.18)	(.54)	(.72)	16.84	9.68		317	.06		.06		.44		1.61
10/31/2019	14.96	.26	1.50	1.76	(.17)	(.52)	(.69)	16.03	12.58		351	.06		.06		.45		1.69
10/31/2018	15.14	.23	(.01)	.22	(.16)	(.24)	(.40)	14.96	1.36		357	.07		.07		.47		1.48
10/31/2017	12.88	.20	2.54	2.74	(.15)	(.33)	(.48)	15.14	21.96		487	.06		.06		.46		1.45
10/31/2016	13.00	.18	.32	.50	(.11)	(.51)	(.62)	12.88	4.08		216	.09		.08		.49		1.44
Class R-6:
10/31/2020	15.98	.25	1.29	1.54	(.19)	(.54)	(.73)	16.79	9.76		8,138	.01		.01		.39		1.53
10/31/2019	14.92	.25	1.51	1.76	(.18)	(.52)	(.70)	15.98	12.61		5,959	.01		.01		.40		1.63
10/31/2018	15.10	.23	(.01)	.22	(.16)	(.24)	(.40)	14.92	1.41		3,578	.01		.01		.41		1.45
10/31/2017	12.85	.21	2.52	2.73	(.15)	(.33)	(.48)	15.10	21.98		2,004	.02		.02		.42		1.49
10/31/2016	12.97	.19	.32	.51	(.12)	(.51)	(.63)	12.85	4.15		781	.04		.02		.43		1.50

See end of tables for footnotes.

American Funds Target Date Retirement Series	77

Financial highlights (continued)

2045 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$16.20	$.21	$1.25	$1.46	$(.16)	$(.54)	$(.70)	$16.96	9.14%		$1,507		.34%		.34%		.72%		1.29%
10/31/2019	15.13	.21	1.53	1.74	(.14)	(.53)	(.67)	16.20	12.30		1,254		.35		.35		.74		1.40
10/31/2018	15.34	.19	(.05)	.14	(.12)	(.23)	(.35)	15.13	.92		998		.33		.33		.72		1.22
10/31/2017	13.07	.18	2.54	2.72	(.12)	(.33)	(.45)	15.34	21.46		908		.33		.33		.73		1.31
10/31/2016	13.19	.16	.31	.47	(.08)	(.51)	(.59)	13.07	3.76		688		.36		.34		.75		1.24
Class C:
10/31/2020	15.83	.09	1.22	1.31	(.05)	(.54)	(.59)	16.55	8.39		117		1.09		1.09		1.47		.55
10/31/2019	14.80	.10	1.50	1.60	(.04)	(.53)	(.57)	15.83	11.43		98		1.10		1.10		1.49		.63
10/31/2018	15.04	.07	(.05)	.02	(.03)	(.23)	(.26)	14.80	.10		74		1.10		1.10		1.49		.44
10/31/2017	12.85	.07	2.50	2.57	(.05)	(.33)	(.38)	15.04	20.53		63		1.12		1.12		1.52		.48
10/31/2016	13.03	.05	.31	.36	(.03)	(.51)	(.54)	12.85	2.92		39		1.14		1.12		1.53		.39
Class T:
10/31/2020	16.21	.25	1.25	1.50	(.19)	(.54)	(.73)	16.98	9.39	[13]	—	[11]	.15	[13]	.15	[13]	.53	[13]	1.52	[13]
10/31/2019	15.15	.25	1.51	1.76	(.17)	(.53)	(.70)	16.21	12.45	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.65	[13]
10/31/2018	15.36	.23	(.06)	.17	(.15)	(.23)	(.38)	15.15	1.12	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.43	[13]
10/31/2017[6,14]	13.76	.08	1.52	1.60	—	—	—	15.36	11.63	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	.98	[9,13]
Class F-1:
10/31/2020	16.09	.20	1.25	1.45	(.15)	(.54)	(.69)	16.85	9.18		57		.37		.37		.75		1.24
10/31/2019	15.05	.20	1.52	1.72	(.15)	(.53)	(.68)	16.09	12.19		43		.38		.38		.77		1.34
10/31/2018	15.27	.18	(.04)	.14	(.13)	(.23)	(.36)	15.05	.89		30		.37		.37		.76		1.12
10/31/2017	13.04	.15	2.55	2.70	(.14)	(.33)	(.47)	15.27	21.38		16		.37		.37		.77		1.02
10/31/2016	13.16	.13	.34	.47	(.08)	(.51)	(.59)	13.04	3.77		2		.38		.37		.78		1.05
Class F-2:
10/31/2020	16.22	.25	1.26	1.51	(.20)	(.54)	(.74)	16.99	9.44		77		.10		.10		.48		1.54
10/31/2019	15.16	.25	1.52	1.77	(.18)	(.53)	(.71)	16.22	12.55		58		.10		.10		.49		1.59
10/31/2018	15.37	.21	(.03)	.18	(.16)	(.23)	(.39)	15.16	1.16		32		.10		.10		.49		1.33
10/31/2017	13.10	.20	2.55	2.75	(.15)	(.33)	(.48)	15.37	21.70		9		.11		.11		.51		1.40
10/31/2016	13.22	.18	.32	.50	(.11)	(.51)	(.62)	13.10	3.99		3		.12		.11		.52		1.38
Class F-3:
10/31/2020	16.23	.25	1.28	1.53	(.21)	(.54)	(.75)	17.01	9.57		5		.01		.01		.39		1.54
10/31/2019	15.17	.27	1.51	1.78	(.19)	(.53)	(.72)	16.23	12.59		3		.01		.01		.40		1.73
10/31/2018	15.37	.24	(.04)	.20	(.17)	(.23)	(.40)	15.17	1.27		2		.01		.01		.40		1.51
10/31/2017[6,15]	13.40	.13	1.84	1.97	—	—	—	15.37	14.70	[8]	1		.02	[9]	.01	[9]	.41	[9]	1.14	[9]
Class R-1:
10/31/2020	15.81	.07	1.23	1.30	(.04)	(.54)	(.58)	16.53	8.30		17		1.13		1.13		1.51		.47
10/31/2019	14.78	.09	1.49	1.58	(.02)	(.53)	(.55)	15.81	11.34		13		1.13		1.13		1.52		.62
10/31/2018	15.01	.06	(.04)	.02	(.02)	(.23)	(.25)	14.78	.13		11		1.13		1.13		1.52		.41
10/31/2017	12.79	.08	2.48	2.56	(.01)	(.33)	(.34)	15.01	20.46		9		1.14		1.14		1.54		.55
10/31/2016	12.94	.05	.31	.36	—	(.51)	(.51)	12.79	2.91		9		1.18		1.16		1.57		.42
Class R-2:
10/31/2020	15.75	.09	1.20	1.29	(.04)	(.54)	(.58)	16.46	8.30		859		1.11		1.11		1.49		.55
10/31/2019	14.72	.10	1.49	1.59	(.03)	(.53)	(.56)	15.75	11.43		784		1.11		1.11		1.50		.66
10/31/2018	14.95	.07	(.05)	.02	(.02)	(.23)	(.25)	14.72	.13		665		1.11		1.11		1.50		.45
10/31/2017	12.76	.07	2.49	2.56	(.04)	(.33)	(.37)	14.95	20.53		622		1.10		1.10		1.50		.53
10/31/2016	12.90	.06	.31	.37	—	(.51)	(.51)	12.76	2.99		455		1.13		1.12		1.53		.47
Class R-2E:
10/31/2020	15.90	.13	1.23	1.36	(.09)	(.54)	(.63)	16.63	8.68		241		.81		.81		1.19		.83
10/31/2019	14.87	.14	1.50	1.64	(.08)	(.53)	(.61)	15.90	11.73		212		.81		.81		1.20		.91
10/31/2018	15.14	.11	(.04)	.07	(.11)	(.23)	(.34)	14.87	.43		151		.81		.81		1.20		.71
10/31/2017	12.94	.08	2.55	2.63	(.10)	(.33)	(.43)	15.14	20.92		103		.80		.80		1.20		.59
10/31/2016	13.15	.06	.35	.41	(.11)	(.51)	(.62)	12.94	3.29		19		.81		.81		1.22		.44

See end of tables for footnotes.

78	American Funds Target Date Retirement Series

Financial highlights (continued)

2045 Fund (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$15.97	$.16	$1.23	$1.39	$(.11)	$(.54)	$(.65)	$16.71	8.83%		$1,143	.66%		.66%		1.04%		.99%
10/31/2019	14.93	.17	1.49	1.66	(.09)	(.53)	(.62)	15.97	11.86		1,027	.66		.66		1.05		1.10
10/31/2018	15.15	.14	(.05)	.09	(.08)	(.23)	(.31)	14.93	.59		857	.66		.66		1.05		.89
10/31/2017	12.92	.13	2.52	2.65	(.09)	(.33)	(.42)	15.15	21.06		794	.66		.66		1.06		.97
10/31/2016	13.05	.11	.32	.43	(.05)	(.51)	(.56)	12.92	3.41		535	.71		.70		1.11		.88
Class R-4:
10/31/2020	16.15	.21	1.24	1.45	(.15)	(.54)	(.69)	16.91	9.15		1,544	.36		.36		.74		1.29
10/31/2019	15.09	.21	1.52	1.73	(.14)	(.53)	(.67)	16.15	12.23		1,363	.36		.36		.75		1.37
10/31/2018	15.31	.19	(.06)	.13	(.12)	(.23)	(.35)	15.09	.86		1,020	.36		.36		.75		1.18
10/31/2017	13.05	.17	2.54	2.71	(.12)	(.33)	(.45)	15.31	21.42		930	.36		.36		.76		1.21
10/31/2016	13.17	.15	.32	.47	(.08)	(.51)	(.59)	13.05	3.78		522	.39		.38		.79		1.17
Class R-5E:
10/31/2020	16.15	.25	1.23	1.48	(.18)	(.54)	(.72)	16.91	9.34		602	.16		.16		.54		1.55
10/31/2019	15.10	.23	1.53	1.76	(.18)	(.53)	(.71)	16.15	12.46		531	.16		.16		.55		1.52
10/31/2018	15.31	.20	(.02)	.18	(.16)	(.23)	(.39)	15.10	1.14		301	.15		.15		.54		1.28
10/31/2017	13.05	.20	2.54	2.74	(.15)	(.33)	(.48)	15.31	21.67		79	.15		.15		.55		1.39
10/31/2016[6,16]	13.26	.13	.29	.42	(.12)	(.51)	(.63)	13.05	3.37	[8]	30	.17	[9]	.17	[9]	.58	[9]	1.06	[9]
Class R-5:
10/31/2020	16.36	.27	1.26	1.53	(.20)	(.54)	(.74)	17.15	9.50		361	.06		.06		.44		1.67
10/31/2019	15.28	.27	1.52	1.79	(.18)	(.53)	(.71)	16.36	12.57		395	.06		.06		.45		1.75
10/31/2018	15.48	.24	(.05)	.19	(.16)	(.23)	(.39)	15.28	1.21		417	.07		.07		.46		1.49
10/31/2017	13.18	.21	2.58	2.79	(.16)	(.33)	(.49)	15.48	21.82		614	.06		.06		.46		1.47
10/31/2016	13.30	.19	.31	.50	(.11)	(.51)	(.62)	13.18	3.99		255	.09		.08		.49		1.47
Class R-6:
10/31/2020	16.30	.26	1.27	1.53	(.21)	(.54)	(.75)	17.08	9.53		9,561	.01		.01		.39		1.59
10/31/2019	15.23	.26	1.53	1.79	(.19)	(.53)	(.72)	16.30	12.61		7,082	.01		.01		.40		1.69
10/31/2018	15.43	.24	(.04)	.20	(.17)	(.23)	(.40)	15.23	1.27		4,328	.01		.01		.40		1.50
10/31/2017	13.14	.22	2.56	2.78	(.16)	(.33)	(.49)	15.43	21.85		2,392	.01		.01		.41		1.54
10/31/2016	13.26	.20	.31	.51	(.12)	(.51)	(.63)	13.14	4.05		983	.03		.02		.43		1.54

See end of tables for footnotes.

American Funds Target Date Retirement Series	79

Financial highlights (continued)

2040 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.92	$.22	$1.19	$1.41	$(.16)	$(.53)	$(.69)	$16.64	9.02%		$2,039		.34%		.34%		.71%		1.36%
10/31/2019	14.90	.22	1.47	1.69	(.15)	(.52)	(.67)	15.92	12.15		1,735		.36		.36		.74		1.44
10/31/2018	15.13	.20	(.07)	.13	(.13)	(.23)	(.36)	14.90	.86		1,399		.34		.34		.73		1.27
10/31/2017	12.95	.19	2.45	2.64	(.13)	(.33)	(.46)	15.13	21.02		1,296		.34		.34		.74		1.36
10/31/2016	13.12	.16	.30	.46	(.10)	(.53)	(.63)	12.95	3.72		1,012		.36		.35		.76		1.29
Class C:
10/31/2020	15.57	.10	1.16	1.26	(.06)	(.53)	(.59)	16.24	8.19		142		1.09		1.09		1.46		.61
10/31/2019	14.59	.10	1.45	1.55	(.05)	(.52)	(.57)	15.57	11.30		124		1.10		1.10		1.48		.69
10/31/2018	14.85	.07	(.06)	.01	(.04)	(.23)	(.27)	14.59	.05		95		1.10		1.10		1.49		.49
10/31/2017	12.74	.07	2.43	2.50	(.06)	(.33)	(.39)	14.85	20.14		78		1.11		1.11		1.51		.54
10/31/2016	12.97	.06	.29	.35	(.05)	(.53)	(.58)	12.74	2.88		48		1.13		1.12		1.53		.45
Class T:
10/31/2020	15.94	.25	1.19	1.44	(.19)	(.53)	(.72)	16.66	9.21	[13]	—	[11]	.15	[13]	.15	[13]	.52	[13]	1.58	[13]
10/31/2019	14.92	.26	1.46	1.72	(.18)	(.52)	(.70)	15.94	12.39	[13]	—	[11]	.14	[13]	.14	[13]	.52	[13]	1.70	[13]
10/31/2018	15.15	.23	(.06)	.17	(.17)	(.23)	(.40)	14.92	1.06	[13]	—	[11]	.14	[13]	.14	[13]	.53	[13]	1.49	[13]
10/31/2017[6,14]	13.60	.08	1.47	1.55	—	—	—	15.15	11.40	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.54	[9,13]	1.03	[9,13]
Class F-1:
10/31/2020	15.82	.21	1.19	1.40	(.16)	(.53)	(.69)	16.53	9.01		102		.37		.37		.74		1.30
10/31/2019	14.82	.21	1.46	1.67	(.15)	(.52)	(.67)	15.82	12.11		71		.37		.37		.75		1.39
10/31/2018	15.07	.19	(.07)	.12	(.14)	(.23)	(.37)	14.82	.78		50		.37		.37		.76		1.20
10/31/2017	12.92	.16	2.47	2.63	(.15)	(.33)	(.48)	15.07	21.02		30		.37		.37		.77		1.11
10/31/2016	13.10	.15	.30	.45	(.10)	(.53)	(.63)	12.92	3.70		4		.38		.37		.78		1.18
Class F-2:
10/31/2020	15.93	.25	1.20	1.45	(.20)	(.53)	(.73)	16.65	9.28		98		.09		.09		.46		1.59
10/31/2019	14.91	.25	1.48	1.73	(.19)	(.52)	(.71)	15.93	12.48		76		.10		.10		.48		1.67
10/31/2018	15.15	.22	(.06)	.16	(.17)	(.23)	(.40)	14.91	1.03		49		.10		.10		.49		1.40
10/31/2017	12.97	.20	2.47	2.67	(.16)	(.33)	(.49)	15.15	21.28		13		.11		.11		.51		1.46
10/31/2016	13.14	.19	.30	.49	(.13)	(.53)	(.66)	12.97	3.99		5		.12		.11		.52		1.48
Class F-3:
10/31/2020	15.97	.26	1.20	1.46	(.21)	(.53)	(.74)	16.69	9.33		8		.01		.01		.38		1.59
10/31/2019	14.94	.28	1.47	1.75	(.20)	(.52)	(.72)	15.97	12.60		4		.01		.01		.39		1.84
10/31/2018	15.17	.23	(.05)	.18	(.18)	(.23)	(.41)	14.94	1.15		3		.01		.01		.40		1.48
10/31/2017[6,15]	13.25	.14	1.78	1.92	—	—	—	15.17	14.49	[8]	1		.01	[9]	.01	[9]	.41	[9]	1.25	[9]
Class R-1:
10/31/2020	15.56	.09	1.16	1.25	(.03)	(.53)	(.56)	16.25	8.16		22		1.14		1.14		1.51		.58
10/31/2019	14.57	.10	1.45	1.55	(.04)	(.52)	(.56)	15.56	11.29		21		1.13		1.13		1.51		.68
10/31/2018	14.80	.07	(.06)	.01	(.01)	(.23)	(.24)	14.57	.04		19		1.13		1.13		1.52		.46
10/31/2017	12.67	.08	2.40	2.48	(.02)	(.33)	(.35)	14.80	20.07		17		1.14		1.14		1.54		.60
10/31/2016	12.85	.06	.29	.35	—	(.53)	(.53)	12.67	2.90		17		1.18		1.16		1.57		.48
Class R-2:
10/31/2020	15.51	.09	1.17	1.26	(.05)	(.53)	(.58)	16.19	8.21		1,040		1.11		1.11		1.48		.60
10/31/2019	14.52	.11	1.44	1.55	(.04)	(.52)	(.56)	15.51	11.34		962		1.11		1.11		1.49		.72
10/31/2018	14.77	.08	(.07)	.01	(.03)	(.23)	(.26)	14.52	.05		856		1.11		1.11		1.50		.51
10/31/2017	12.66	.08	2.40	2.48	(.04)	(.33)	(.37)	14.77	20.10		819		1.10		1.10		1.50		.59
10/31/2016	12.85	.07	.28	.35	(.01)	(.53)	(.54)	12.66	2.93		624		1.13		1.11		1.52		.53
Class R-2E:
10/31/2020	15.65	.14	1.16	1.30	(.10)	(.53)	(.63)	16.32	8.42		240		.81		.81		1.18		.89
10/31/2019	14.65	.14	1.47	1.61	(.09)	(.52)	(.61)	15.65	11.75		219		.81		.81		1.19		.96
10/31/2018	14.93	.11	(.06)	.05	(.10)	(.23)	(.33)	14.65	.29		155		.81		.81		1.20		.73
10/31/2017	12.82	.10	2.45	2.55	(.11)	(.33)	(.44)	14.93	20.47		94		.80		.80		1.20		.70
10/31/2016	13.08	.06	.34	.40	(.13)	(.53)	(.66)	12.82	3.25		27		.81		.81		1.22		.49

See end of tables for footnotes.

80	American Funds Target Date Retirement Series

Financial highlights (continued)

2040 Fund (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$15.74	$.17	$1.17	$1.34	$(.12)	$(.53)	$(.65)	$16.43	8.61%		$1,518	.66%		.66%		1.03%		1.05%
10/31/2019	14.72	.17	1.47	1.64	(.10)	(.52)	(.62)	15.74	11.91		1,377	.66		.66		1.04		1.15
10/31/2018	14.97	.15	(.08)	.07	(.09)	(.23)	(.32)	14.72	.45		1,183	.66		.66		1.05		.94
10/31/2017	12.82	.14	2.43	2.57	(.09)	(.33)	(.42)	14.97	20.65		1,117	.65		.65		1.05		1.02
10/31/2016	13.00	.12	.29	.41	(.06)	(.53)	(.59)	12.82	3.37		773	.71		.70		1.11		.94
Class R-4:
10/31/2020	15.88	.22	1.18	1.40	(.16)	(.53)	(.69)	16.59	8.96		1,930	.36		.36		.73		1.35
10/31/2019	14.85	.22	1.48	1.70	(.15)	(.52)	(.67)	15.88	12.23		1,756	.36		.36		.74		1.44
10/31/2018	15.10	.19	(.08)	.11	(.13)	(.23)	(.36)	14.85	.73		1,419	.36		.36		.75		1.24
10/31/2017	12.93	.18	2.45	2.63	(.13)	(.33)	(.46)	15.10	20.99		1,364	.35		.35		.75		1.28
10/31/2016	13.10	.15	.31	.46	(.10)	(.53)	(.63)	12.93	3.75		825	.39		.38		.79		1.23
Class R-5E:
10/31/2020	15.88	.26	1.18	1.44	(.19)	(.53)	(.72)	16.60	9.22		783	.16		.16		.53		1.64
10/31/2019	14.87	.23	1.48	1.71	(.18)	(.52)	(.70)	15.88	12.38		770	.16		.16		.54		1.55
10/31/2018	15.11	.20	(.04)	.16	(.17)	(.23)	(.40)	14.87	1.00		424	.15		.15		.54		1.31
10/31/2017	12.94	.19	2.47	2.66	(.16)	(.33)	(.49)	15.11	21.21		131	.14		.14		.54		1.38
10/31/2016[6,16]	13.19	.13	.29	.42	(.14)	(.53)	(.67)	12.94	3.41	[8]	48	.16	[9]	.16	[9]	.57	[9]	1.11	[9]
Class R-5:
10/31/2020	16.08	.28	1.19	1.47	(.21)	(.53)	(.74)	16.81	9.27		454	.06		.06		.43		1.73
10/31/2019	15.03	.27	1.49	1.76	(.19)	(.52)	(.71)	16.08	12.59		510	.06		.06		.44		1.80
10/31/2018	15.27	.25	(.09)	.16	(.17)	(.23)	(.40)	15.03	1.03		541	.06		.06		.45		1.56
10/31/2017	13.06	.22	2.48	2.70	(.16)	(.33)	(.49)	15.27	21.39		791	.06		.06		.46		1.53
10/31/2016	13.22	.19	.31	.50	(.13)	(.53)	(.66)	13.06	4.05		370	.09		.07		.48		1.53
Class R-6:
10/31/2020	16.02	.27	1.20	1.47	(.21)	(.53)	(.74)	16.75	9.36		12,454	.01		.01		.38		1.65
10/31/2019	14.99	.27	1.48	1.75	(.20)	(.52)	(.72)	16.02	12.56		9,766	.01		.01		.39		1.75
10/31/2018	15.22	.24	(.06)	.18	(.18)	(.23)	(.41)	14.99	1.15		6,262	.01		.01		.40		1.56
10/31/2017	13.02	.22	2.48	2.70	(.17)	(.33)	(.50)	15.22	21.43		3,997	.01		.01		.41		1.59
10/31/2016	13.19	.20	.30	.50	(.14)	(.53)	(.67)	13.02	4.04		1,824	.03		.02		.43		1.58

See end of tables for footnotes.

American Funds Target Date Retirement Series	81

Financial highlights (continued)

2035 Fund

		Income (loss) from investment operations[1]				Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.54	$.22	$1.12	$1.34		$(.18)	$(.49)	$(.67)	$16.21	8.72%		$2,364		.35%		.35%		.71%		1.41%
10/31/2019	14.55	.23	1.40	1.63		(.16)	(.48)	(.64)	15.54	11.96		2,036		.36		.36		.73		1.52
10/31/2018	14.79	.20	(.09)	.11		(.14)	(.21)	(.35)	14.55	.71		1,638		.34		.34		.72		1.33
10/31/2017	12.75	.19	2.29	2.48		(.13)	(.31)	(.44)	14.79	20.07		1,504		.33		.33		.72		1.40
10/31/2016	12.98	.17	.28	.45		(.09)	(.59)	(.68)	12.75	3.73		1,166		.37		.35		.75		1.33
Class C:
10/31/2020	15.22	.10	1.08	1.18		(.07)	(.49)	(.56)	15.84	7.84		168		1.09		1.09		1.45		.66
10/31/2019	14.26	.11	1.39	1.50		(.06)	(.48)	(.54)	15.22	11.13		148		1.10		1.10		1.47		.77
10/31/2018	14.52	.08	(.08)	—	[10]	(.05)	(.21)	(.26)	14.26	(.05)		118		1.10		1.10		1.48		.55
10/31/2017	12.54	.08	2.27	2.35		(.06)	(.31)	(.37)	14.52	19.22		97		1.11		1.11		1.50		.59
10/31/2016	12.82	.06	.29	.35		(.04)	(.59)	(.63)	12.54	2.93		62		1.13		1.12		1.52		.51
Class T:
10/31/2020	15.57	.26	1.10	1.36		(.21)	(.49)	(.70)	16.23	8.84	[13]	—	[11]	.15	[13]	.15	[13]	.51	[13]	1.64	[13]
10/31/2019	14.57	.26	1.41	1.67		(.19)	(.48)	(.67)	15.57	12.26	[13]	—	[11]	.14	[13]	.14	[13]	.51	[13]	1.78	[13]
10/31/2018	14.81	.23	(.09)	.14		(.17)	(.21)	(.38)	14.57	.91	[13]	—	[11]	.14	[13]	.14	[13]	.52	[13]	1.55	[13]
10/31/2017[6,14]	13.35	.09	1.37	1.46		—	—	—	14.81	10.94	[8,13]	—	[11]	.13	[9,13]	.13	[9,13]	.52	[9,13]	1.07	[9,13]
Class F-1:
10/31/2020	15.46	.21	1.10	1.31		(.17)	(.49)	(.66)	16.11	8.62		124		.37		.37		.73		1.36
10/31/2019	14.48	.22	1.40	1.62		(.16)	(.48)	(.64)	15.46	11.95		90		.37		.37		.74		1.47
10/31/2018	14.73	.19	(.09)	.10		(.14)	(.21)	(.35)	14.48	.69		66		.37		.37		.75		1.26
10/31/2017	12.72	.17	2.31	2.48		(.16)	(.31)	(.47)	14.73	20.11		44		.37		.37		.76		1.20
10/31/2016	12.96	.15	.29	.44		(.09)	(.59)	(.68)	12.72	3.68		6		.39		.38		.78		1.22
Class F-2:
10/31/2020	15.56	.26	1.10	1.36		(.21)	(.49)	(.70)	16.22	8.90		135		.09		.09		.45		1.65
10/31/2019	14.57	.26	1.41	1.67		(.20)	(.48)	(.68)	15.56	12.29		107		.10		.10		.47		1.74
10/31/2018	14.81	.22	(.08)	.14		(.17)	(.21)	(.38)	14.57	.94		75		.10		.10		.48		1.43
10/31/2017	12.76	.21	2.31	2.52		(.16)	(.31)	(.47)	14.81	20.44		20		.11		.11		.50		1.50
10/31/2016	12.99	.18	.30	.48		(.12)	(.59)	(.71)	12.76	3.95		7		.12		.11		.51		1.44
Class F-3:
10/31/2020	15.58	.27	1.11	1.38		(.22)	(.49)	(.71)	16.25	9.03		16		.01		.01		.37		1.74
10/31/2019	14.59	.23	1.45	1.68		(.21)	(.48)	(.69)	15.58	12.33		14		.01		.01		.38		1.52
10/31/2018	14.82	.22	(.06)	.16		(.18)	(.21)	(.39)	14.59	1.06		10		.01		.01		.39		1.42
10/31/2017[6,15]	13.01	.13	1.68	1.81		—	—	—	14.82	13.91	[8]	2		.01	[9]	.01	[9]	.40	[9]	1.17	[9]
Class R-1:
10/31/2020	15.14	.10	1.07	1.17		(.06)	(.49)	(.55)	15.76	7.80		22		1.13		1.13		1.49		.63
10/31/2019	14.18	.11	1.38	1.49		(.05)	(.48)	(.53)	15.14	11.14		21		1.13		1.13		1.50		.75
10/31/2018	14.42	.08	(.09)	(.01)		(.02)	(.21)	(.23)	14.18	(.11)		17		1.13		1.13		1.51		.54
10/31/2017	12.43	.09	2.24	2.33		(.03)	(.31)	(.34)	14.42	19.19		16		1.13		1.13		1.52		.66
10/31/2016	12.68	.06	.28	.34		—	(.59)	(.59)	12.43	2.89		18		1.17		1.15		1.55		.52
Class R-2:
10/31/2020	15.16	.10	1.08	1.18		(.07)	(.49)	(.56)	15.78	7.83		1,287		1.11		1.11		1.47		.66
10/31/2019	14.20	.11	1.38	1.49		(.05)	(.48)	(.53)	15.16	11.12		1,216		1.11		1.11		1.48		.79
10/31/2018	14.45	.08	(.08)	—	[10]	(.04)	(.21)	(.25)	14.20	(.04)		1,051		1.11		1.11		1.49		.57
10/31/2017	12.47	.08	2.25	2.33		(.04)	(.31)	(.35)	14.45	19.20		1,009		1.10		1.10		1.49		.64
10/31/2016	12.71	.07	.28	.35		— [10]	(.59)	(.59)	12.47	3.00		782		1.13		1.11		1.51		.57
Class R-2E:
10/31/2020	15.25	.15	1.08	1.23		(.11)	(.49)	(.60)	15.88	8.19		331		.81		.81		1.17		.95
10/31/2019	14.30	.15	1.38	1.53		(.10)	(.48)	(.58)	15.25	11.41		293		.81		.81		1.18		1.04
10/31/2018	14.58	.12	(.08)	.04		(.11)	(.21)	(.32)	14.30	.24		214		.81		.81		1.19		.80
10/31/2017	12.61	.10	2.30	2.40		(.12)	(.31)	(.43)	14.58	19.58		141		.80		.80		1.19		.76
10/31/2016	12.93	.08	.31	.39		(.12)	(.59)	(.71)	12.61	3.26		39		.81		.81		1.21		.61

See end of tables for footnotes.

82	American Funds Target Date Retirement Series

Financial highlights (continued)

2035 Fund (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$15.36	$.17	$1.09	$1.26	$(.13)	$(.49)	$(.62)	$16.00	8.31%		$1,811	.66%		.66%		1.02%		1.10%
10/31/2019	14.38	.18	1.39	1.57	(.11)	(.48)	(.59)	15.36	11.65		1,661	.66		.66		1.03		1.23
10/31/2018	14.62	.15	(.09)	.06	(.09)	(.21)	(.30)	14.38	.42		1,416	.66		.66		1.04		1.00
10/31/2017	12.61	.14	2.28	2.42	(.10)	(.31)	(.41)	14.62	19.73		1,303	.65		.65		1.04		1.06
10/31/2016	12.85	.12	.28	.40	(.05)	(.59)	(.64)	12.61	3.35		925	.71		.69		1.09		.99
Class R-4:
10/31/2020	15.50	.22	1.10	1.32	(.17)	(.49)	(.66)	16.16	8.66		2,204	.36		.36		.72		1.41
10/31/2019	14.51	.22	1.41	1.63	(.16)	(.48)	(.64)	15.50	11.97		2,035	.36		.36		.73		1.51
10/31/2018	14.75	.20	(.09)	.11	(.14)	(.21)	(.35)	14.51	.71		1,609	.36		.36		.74		1.30
10/31/2017	12.72	.18	2.29	2.47	(.13)	(.31)	(.44)	14.75	20.06		1,509	.35		.35		.74		1.31
10/31/2016	12.95	.16	.29	.45	(.09)	(.59)	(.68)	12.72	3.75		887	.39		.38		.78		1.27
Class R-5E:
10/31/2020	15.51	.27	1.09	1.36	(.20)	(.49)	(.69)	16.18	8.89		835	.16		.16		.52		1.74
10/31/2019	14.53	.24	1.41	1.65	(.19)	(.48)	(.67)	15.51	12.17		886	.16		.16		.53		1.65
10/31/2018	14.77	.20	(.06)	.14	(.17)	(.21)	(.38)	14.53	.92		540	.15		.15		.53		1.33
10/31/2017	12.73	.20	2.31	2.51	(.16)	(.31)	(.47)	14.77	20.36		144	.14		.14		.53		1.43
10/31/2016[6,16]	13.04	.14	.27	.41	(.13)	(.59)	(.72)	12.73	3.40	[8]	55	.16	[9]	.16	[9]	.56	[9]	1.15	[9]
Class R-5:
10/31/2020	15.69	.28	1.11	1.39	(.22)	(.49)	(.71)	16.37	8.98		515	.06		.06		.42		1.77
10/31/2019	14.68	.28	1.41	1.69	(.20)	(.48)	(.68)	15.69	12.33		564	.06		.06		.43		1.88
10/31/2018	14.91	.25	(.10)	.15	(.17)	(.21)	(.38)	14.68	1.00		590	.06		.06		.44		1.62
10/31/2017	12.85	.22	2.32	2.54	(.17)	(.31)	(.48)	14.91	20.39		918	.06		.06		.45		1.58
10/31/2016	13.07	.20	.29	.49	(.12)	(.59)	(.71)	12.85	4.05		432	.09		.07		.47		1.57
Class R-6:
10/31/2020	15.63	.27	1.12	1.39	(.22)	(.49)	(.71)	16.31	9.07		14,062	.01		.01		.37		1.71
10/31/2019	14.63	.27	1.42	1.69	(.21)	(.48)	(.69)	15.63	12.37		10,860	.01		.01		.38		1.83
10/31/2018	14.87	.25	(.10)	.15	(.18)	(.21)	(.39)	14.63	.99		7,024	.01		.01		.39		1.62
10/31/2017	12.81	.23	2.31	2.54	(.17)	(.31)	(.48)	14.87	20.50		4,107	.01		.01		.40		1.64
10/31/2016	13.03	.21	.29	.50	(.13)	(.59)	(.72)	12.81	4.11		1,898	.03		.02		.42		1.64

See end of tables for footnotes.

American Funds Target Date Retirement Series	83

Financial highlights (continued)

2030 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$15.05	$.23	$.90	$1.13	$(.20)	$(.40)	$(.60)	$15.58	7.61%		$3,083		.35%		.35%		.69%		1.53%
10/31/2019	14.15	.25	1.24	1.49	(.18)	(.41)	(.59)	15.05	11.13		2,686		.37		.37		.73		1.75
10/31/2018	14.42	.21	(.12)	.09	(.15)	(.21)	(.36)	14.15	.54		2,186		.35		.35		.72		1.45
10/31/2017	12.70	.20	1.95	2.15	(.14)	(.29)	(.43)	14.42	17.46		1,968		.34		.34		.72		1.47
10/31/2016	12.92	.17	.27	.44	(.10)	(.56)	(.66)	12.70	3.69		1,550		.37		.35		.74		1.40
Class C:
10/31/2020	14.73	.12	.87	.99	(.10)	(.40)	(.50)	15.22	6.80		208		1.09		1.09		1.43		.80
10/31/2019	13.86	.14	1.22	1.36	(.08)	(.41)	(.49)	14.73	10.34		187		1.10		1.10		1.46		1.01
10/31/2018	14.14	.10	(.11)	(.01)	(.06)	(.21)	(.27)	13.86	(.17)		148		1.10		1.10		1.47		.70
10/31/2017	12.49	.09	1.92	2.01	(.07)	(.29)	(.36)	14.14	16.52		122		1.11		1.11		1.49		.67
10/31/2016	12.76	.07	.27	.34	(.05)	(.56)	(.61)	12.49	2.91		80		1.13		1.12		1.51		.59
Class T:
10/31/2020	15.07	.27	.89	1.16	(.23)	(.40)	(.63)	15.60	7.82	[13]	—	[11]	.14	[13]	.14	[13]	.48	[13]	1.77	[13]
10/31/2019	14.17	.29	1.23	1.52	(.21)	(.41)	(.62)	15.07	11.37	[13]	—	[11]	.14	[13]	.14	[13]	.50	[13]	2.02	[13]
10/31/2018	14.43	.25	(.12)	.13	(.18)	(.21)	(.39)	14.17	.82	[13]	—	[11]	.14	[13]	.14	[13]	.51	[13]	1.68	[13]
10/31/2017[6,14]	13.18	.09	1.16	1.25	—	—	—	14.43	9.48	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.52	[9,13]	1.20	[9,13]
Class F-1:
10/31/2020	14.95	.22	.89	1.11	(.20)	(.40)	(.60)	15.46	7.53		130		.37		.37		.71		1.49
10/31/2019	14.06	.25	1.23	1.48	(.18)	(.41)	(.59)	14.95	11.14		98		.37		.37		.73		1.74
10/31/2018	14.33	.21	(.12)	.09	(.15)	(.21)	(.36)	14.06	.57		77		.37		.37		.74		1.42
10/31/2017	12.65	.18	1.95	2.13	(.16)	(.29)	(.45)	14.33	17.40		57		.37		.37		.75		1.31
10/31/2016	12.88	.16	.29	.45	(.12)	(.56)	(.68)	12.65	3.74		12		.38		.37		.76		1.28
Class F-2:
10/31/2020	15.06	.27	.90	1.17	(.24)	(.40)	(.64)	15.59	7.88		204		.09		.09		.43		1.77
10/31/2019	14.17	.29	1.23	1.52	(.22)	(.41)	(.63)	15.06	11.38		154		.10		.10		.46		2.00
10/31/2018	14.43	.24	(.11)	.13	(.18)	(.21)	(.39)	14.17	.84		107		.10		.10		.47		1.64
10/31/2017	12.71	.22	1.96	2.18	(.17)	(.29)	(.46)	14.43	17.75		42		.11		.11		.49		1.59
10/31/2016	12.93	.19	.28	.47	(.13)	(.56)	(.69)	12.71	3.94		15		.12		.11		.50		1.55
Class F-3:
10/31/2020	15.10	.29	.89	1.18	(.25)	(.40)	(.65)	15.63	7.94		18		.01		.01		.35		1.91
10/31/2019	14.19	.30	1.25	1.55	(.23)	(.41)	(.64)	15.10	11.58		15		.01		.01		.37		2.07
10/31/2018	14.45	.26	(.12)	.14	(.19)	(.21)	(.40)	14.19	.91		8		.01		.01		.38		1.78
10/31/2017[6,15]	12.88	.16	1.41	1.57	—	—	—	14.45	12.19	[8]	5		.01	[9]	.01	[9]	.39	[9]	1.46	[9]
Class R-1:
10/31/2020	14.80	.11	.87	.98	(.08)	(.40)	(.48)	15.30	6.70		31		1.14		1.14		1.48		.76
10/31/2019	13.91	.14	1.22	1.36	(.06)	(.41)	(.47)	14.80	10.29		31		1.13		1.13		1.49		1.00
10/31/2018	14.16	.10	(.11)	(.01)	(.03)	(.21)	(.24)	13.91	(.17)		29		1.13		1.13		1.50		.67
10/31/2017	12.48	.09	1.92	2.01	(.04)	(.29)	(.33)	14.16	16.50		28		1.13		1.13		1.51		.71
10/31/2016	12.70	.07	.27	.34	—	(.56)	(.56)	12.48	2.87		29		1.17		1.16		1.55		.59
Class R-2:
10/31/2020	14.69	.12	.87	.99	(.10)	(.40)	(.50)	15.18	6.77		1,365		1.11		1.11		1.45		.80
10/31/2019	13.81	.15	1.21	1.36	(.07)	(.41)	(.48)	14.69	10.36		1,311		1.11		1.11		1.47		1.03
10/31/2018	14.09	.10	(.12)	(.02)	(.05)	(.21)	(.26)	13.81	(.23)		1,167		1.11		1.11		1.48		.71
10/31/2017	12.43	.09	1.91	2.00	(.05)	(.29)	(.34)	14.09	16.53		1,134		1.10		1.10		1.48		.72
10/31/2016	12.65	.08	.28	.36	(.02)	(.56)	(.58)	12.43	3.02		913		1.13		1.11		1.50		.65
Class R-2E:
10/31/2020	14.80	.16	.88	1.04	(.15)	(.40)	(.55)	15.29	7.06		364		.81		.81		1.15		1.08
10/31/2019	13.92	.18	1.23	1.41	(.12)	(.41)	(.53)	14.80	10.71		325		.81		.81		1.17		1.28
10/31/2018	14.22	.14	(.11)	.03	(.12)	(.21)	(.33)	13.92	.11		240		.81		.81		1.18		.95
10/31/2017	12.58	.11	1.94	2.05	(.12)	(.29)	(.41)	14.22	16.84		149		.80		.80		1.18		.83
10/31/2016	12.86	.08	.31	.39	(.11)	(.56)	(.67)	12.58	3.30		42		.81		.80		1.19		.66

See end of tables for footnotes.

84	American Funds Target Date Retirement Series

Financial highlights (continued)

2030 Fund (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$14.88	$.18	$.89	$1.07	$(.16)	$(.40)	$(.56)	$15.39	7.26%		$2,229	.66%		.66%		1.00%		1.24%
10/31/2019	13.99	.21	1.22	1.43	(.13)	(.41)	(.54)	14.88	10.82		2,087	.66		.66		1.02		1.47
10/31/2018	14.26	.17	(.12)	.05	(.11)	(.21)	(.32)	13.99	.26		1,823	.66		.66		1.03		1.14
10/31/2017	12.57	.15	1.93	2.08	(.10)	(.29)	(.39)	14.26	17.06		1,720	.65		.65		1.03		1.15
10/31/2016	12.79	.13	.28	.41	(.07)	(.56)	(.63)	12.57	3.41		1,267	.71		.69		1.08		1.06
Class R-4:
10/31/2020	15.02	.23	.89	1.12	(.20)	(.40)	(.60)	15.54	7.56		2,680	.36		.36		.70		1.54
10/31/2019	14.12	.25	1.24	1.49	(.18)	(.41)	(.59)	15.02	11.14		2,550	.36		.36		.72		1.76
10/31/2018	14.39	.21	(.12)	.09	(.15)	(.21)	(.36)	14.12	.54		2,106	.36		.36		.73		1.45
10/31/2017	12.68	.19	1.95	2.14	(.14)	(.29)	(.43)	14.39	17.43		2,030	.35		.35		.73		1.41
10/31/2016	12.90	.17	.27	.44	(.10)	(.56)	(.66)	12.68	3.71		1,261	.39		.38		.77		1.35
Class R-5E:
10/31/2020	15.02	.28	.88	1.16	(.23)	(.40)	(.63)	15.55	7.81		1,083	.16		.16		.50		1.86
10/31/2019	14.13	.27	1.24	1.51	(.21)	(.41)	(.62)	15.02	11.34		1,169	.16		.16		.52		1.88
10/31/2018	14.39	.22	(.09)	.13	(.18)	(.21)	(.39)	14.13	.82		692	.15		.15		.52		1.48
10/31/2017	12.68	.20	1.97	2.17	(.17)	(.29)	(.46)	14.39	17.67		191	.14		.14		.52		1.51
10/31/2016[6,16]	12.96	.15	.27	.42	(.14)	(.56)	(.70)	12.68	3.53	[8]	69	.16	[9]	.16	[9]	.55	[9]	1.26	[9]
Class R-5:
10/31/2020	15.20	.29	.89	1.18	(.24)	(.40)	(.64)	15.74	7.90		627	.06		.06		.40		1.89
10/31/2019	14.28	.31	1.24	1.55	(.22)	(.41)	(.63)	15.20	11.51		668	.06		.06		.42		2.12
10/31/2018	14.54	.26	(.13)	.13	(.18)	(.21)	(.39)	14.28	.84		720	.06		.06		.43		1.75
10/31/2017	12.80	.23	1.97	2.20	(.17)	(.29)	(.46)	14.54	17.81		1,097	.06		.06		.44		1.67
10/31/2016	13.01	.21	.28	.49	(.14)	(.56)	(.70)	12.80	4.02		527	.09		.07		.46		1.65
Class R-6:
10/31/2020	15.14	.28	.91	1.19	(.25)	(.40)	(.65)	15.68	7.99		17,000	.01		.01		.35		1.85
10/31/2019	14.23	.30	1.25	1.55	(.23)	(.41)	(.64)	15.14	11.54		13,616	.01		.01		.37		2.07
10/31/2018	14.49	.26	(.12)	.14	(.19)	(.21)	(.40)	14.23	.91		9,046	.01		.01		.38		1.77
10/31/2017	12.76	.23	1.97	2.20	(.18)	(.29)	(.47)	14.49	17.83		5,747	.01		.01		.39		1.73
10/31/2016	12.97	.22	.27	.49	(.14)	(.56)	(.70)	12.76	4.08		2,792	.03		.02		.41		1.73

See end of tables for footnotes.

American Funds Target Date Retirement Series	85

Financial highlights (continued)

2025 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$14.03	$.23	$.77	$1.00	$(.21)	$(.31)	$(.52)	$14.51	7.23%		$3,172		.35%		.35%		.67%		1.64%
10/31/2019	13.20	.25	1.08	1.33	(.18)	(.32)	(.50)	14.03	10.62		2,784		.37		.37		.71		1.88
10/31/2018	13.48	.21	(.17)	.04	(.15)	(.17)	(.32)	13.20	.25		2,315		.34		.34		.69		1.56
10/31/2017	12.17	.20	1.48	1.68	(.14)	(.23)	(.37)	13.48	14.21		2,127		.34		.34		.70		1.54
10/31/2016	12.40	.18	.27	.45	(.11)	(.57)	(.68)	12.17	3.83		1,730		.38		.37		.74		1.50
Class C:
10/31/2020	13.73	.12	.76	.88	(.12)	(.31)	(.43)	14.18	6.46		211		1.09		1.09		1.41		.90
10/31/2019	12.93	.15	1.06	1.21	(.09)	(.32)	(.41)	13.73	9.78		191		1.10		1.10		1.44		1.14
10/31/2018	13.22	.11	(.17)	(.06)	(.06)	(.17)	(.23)	12.93	(.49)		157		1.10		1.10		1.45		.80
10/31/2017	11.97	.09	1.47	1.56	(.08)	(.23)	(.31)	13.22	13.31		138		1.11		1.11		1.47		.75
10/31/2016	12.24	.08	.28	.36	(.06)	(.57)	(.63)	11.97	3.13		97		1.13		1.12		1.49		.71
Class T:
10/31/2020	14.05	.26	.77	1.03	(.24)	(.31)	(.55)	14.53	7.44	[13]	—	[11]	.14	[13]	.14	[13]	.46	[13]	1.87	[13]
10/31/2019	13.22	.29	1.07	1.36	(.21)	(.32)	(.53)	14.05	10.84	[13]	—	[11]	.14	[13]	.14	[13]	.48	[13]	2.14	[13]
10/31/2018	13.50	.24	(.17)	.07	(.18)	(.17)	(.35)	13.22	.46	[13]	—	[11]	.14	[13]	.14	[13]	.49	[13]	1.78	[13]
10/31/2017[6,14]	12.51	.10	.89	.99	—	—	—	13.50	7.91	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.50	[9,13]	1.34	[9,13]
Class F-1:
10/31/2020	13.93	.22	.78	1.00	(.21)	(.31)	(.52)	14.41	7.27		95		.37		.37		.69		1.58
10/31/2019	13.12	.25	1.06	1.31	(.18)	(.32)	(.50)	13.93	10.52		64		.38		.38		.72		1.87
10/31/2018	13.40	.21	(.17)	.04	(.15)	(.17)	(.32)	13.12	.26		55		.37		.37		.72		1.53
10/31/2017	12.12	.18	1.49	1.67	(.16)	(.23)	(.39)	13.40	14.20		42		.37		.37		.73		1.43
10/31/2016	12.36	.17	.27	.44	(.11)	(.57)	(.68)	12.12	3.83		12		.38		.37		.74		1.45
Class F-2:
10/31/2020	14.03	.27	.77	1.04	(.24)	(.31)	(.55)	14.52	7.59		201		.09		.09		.41		1.89
10/31/2019	13.21	.29	1.07	1.36	(.22)	(.32)	(.54)	14.03	10.85		164		.10		.10		.44		2.13
10/31/2018	13.48	.24	(.16)	.08	(.18)	(.17)	(.35)	13.21	.56		114		.11		.11		.46		1.76
10/31/2017	12.18	.22	1.49	1.71	(.18)	(.23)	(.41)	13.48	14.42		53		.11		.11		.47		1.72
10/31/2016	12.41	.20	.28	.48	(.14)	(.57)	(.71)	12.18	4.10		24		.12		.11		.48		1.71
Class F-3:
10/31/2020	14.07	.28	.78	1.06	(.26)	(.31)	(.57)	14.56	7.64		17		.01		.01		.33		1.96
10/31/2019	13.24	.31	1.07	1.38	(.23)	(.32)	(.55)	14.07	10.98		12		.01		.01		.35		2.28
10/31/2018	13.51	.25	(.16)	.09	(.19)	(.17)	(.36)	13.24	.63		11		.01		.01		.36		1.86
10/31/2017[6,15]	12.26	.15	1.10	1.25	—	—	—	13.51	10.20	[8]	10		.01	[9]	.01	[9]	.37	[9]	1.50	[9]
Class R-1:
10/31/2020	13.75	.12	.75	.87	(.10)	(.31)	(.41)	14.21	6.41		27		1.12		1.12		1.44		.89
10/31/2019	12.94	.15	1.06	1.21	(.08)	(.32)	(.40)	13.75	9.78		29		1.13		1.13		1.47		1.12
10/31/2018	13.22	.10	(.16)	(.06)	(.05)	(.17)	(.22)	12.94	(.49)		25		1.13		1.13		1.48		.76
10/31/2017	11.95	.10	1.45	1.55	(.05)	(.23)	(.28)	13.22	13.26		24		1.13		1.13		1.49		.77
10/31/2016	12.17	.08	.27	.35	—	(.57)	(.57)	11.95	3.04		22		1.17		1.16		1.53		.69
Class R-2:
10/31/2020	13.69	.12	.75	.87	(.11)	(.31)	(.42)	14.14	6.42		1,206		1.11		1.11		1.43		.90
10/31/2019	12.88	.15	1.06	1.21	(.08)	(.32)	(.40)	13.69	9.81		1,188		1.11		1.11		1.45		1.17
10/31/2018	13.17	.11	(.17)	(.06)	(.06)	(.17)	(.23)	12.88	(.53)		1,096		1.11		1.11		1.46		.82
10/31/2017	11.91	.10	1.45	1.55	(.06)	(.23)	(.29)	13.17	13.30		1,116		1.10		1.10		1.46		.79
10/31/2016	12.15	.09	.26	.35	(.02)	(.57)	(.59)	11.91	3.09		913		1.13		1.11		1.48		.76
Class R-2E:
10/31/2020	13.78	.16	.75	.91	(.15)	(.31)	(.46)	14.23	6.71		407		.81		.81		1.13		1.19
10/31/2019	12.98	.19	1.06	1.25	(.13)	(.32)	(.45)	13.78	10.11		387		.81		.81		1.15		1.43
10/31/2018	13.29	.14	(.15)	(.01)	(.13)	(.17)	(.30)	12.98	(.14)		300		.81		.81		1.16		1.07
10/31/2017	12.05	.12	1.49	1.61	(.14)	(.23)	(.37)	13.29	13.68		203		.80		.80		1.16		.94
10/31/2016	12.35	.10	.29	.39	(.12)	(.57)	(.69)	12.05	3.40		50		.81		.81		1.18		.81

See end of tables for footnotes.

86	American Funds Target Date Retirement Series

Financial highlights (continued)

2025 Fund (continued)

		Income (loss) from investment operations[1]				Dividends and distributions						Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$13.87	$.19	$.75	$.94		$(.17)	$(.31)	$(.48)	$14.33	6.87%	$2,000	.66%		.66%		.98%		1.34%
10/31/2019	13.05	.21	1.07	1.28		(.14)	(.32)	(.46)	13.87	10.29	1,897	.66		.66		1.00		1.60
10/31/2018	13.33	.17	(.17)	—	[10]	(.11)	(.17)	(.28)	13.05	(.04)	1,692	.66		.66		1.01		1.24
10/31/2017	12.05	.15	1.47	1.62		(.11)	(.23)	(.34)	13.33	13.80	1,623	.65		.65		1.01		1.22
10/31/2016	12.28	.14	.27	.41		(.07)	(.57)	(.64)	12.05	3.54	1,237	.71		.69		1.06		1.18
Class R-4:
10/31/2020	14.00	.23	.77	1.00		(.21)	(.31)	(.52)	14.48	7.25	2,437	.36		.36		.68		1.65
10/31/2019	13.17	.25	1.08	1.33		(.18)	(.32)	(.50)	14.00	10.62	2,390	.36		.36		.70		1.89
10/31/2018	13.45	.21	(.17)	.04		(.15)	(.17)	(.32)	13.17	.26	1,968	.36		.36		.71		1.55
10/31/2017	12.15	.19	1.49	1.68		(.15)	(.23)	(.38)	13.45	14.19	1,847	.35		.35		.71		1.48
10/31/2016	12.38	.18	.27	.45		(.11)	(.57)	(.68)	12.15	3.85	1,167	.39		.38		.75		1.47
Class R-5E:
10/31/2020	14.00	.28	.74	1.02		(.23)	(.31)	(.54)	14.48	7.42	970	.16		.16		.48		1.98
10/31/2019	13.18	.27	1.08	1.35		(.21)	(.32)	(.53)	14.00	10.82	1,132	.16		.16		.50		2.02
10/31/2018	13.46	.21	(.14)	.07		(.18)	(.17)	(.35)	13.18	.46	705	.15		.15		.50		1.57
10/31/2017	12.16	.21	1.49	1.70		(.17)	(.23)	(.40)	13.46	14.41	169	.14		.14		.50		1.65
10/31/2016[6,16]	12.41	.17	.29	.46		(.14)	(.57)	(.71)	12.16	3.99 [8]	83	.16	[9]	.16	[9]	.53	[9]	1.45	[9]
Class R-5:
10/31/2020	14.16	.28	.77	1.05		(.25)	(.31)	(.56)	14.65	7.53	575	.06		.06		.38		1.98
10/31/2019	13.31	.30	1.09	1.39		(.22)	(.32)	(.54)	14.16	11.02	637	.06		.06		.40		2.24
10/31/2018	13.59	.25	(.18)	.07		(.18)	(.17)	(.35)	13.31	.49	656	.06		.06		.41		1.85
10/31/2017	12.27	.23	1.50	1.73		(.18)	(.23)	(.41)	13.59	14.51	1,054	.06		.06		.42		1.76
10/31/2016	12.49	.21	.28	.49		(.14)	(.57)	(.71)	12.27	4.17	543	.09		.07		.44		1.77
Class R-6:
10/31/2020	14.12	.28	.78	1.06		(.26)	(.31)	(.57)	14.61	7.62	14,909	.01		.01		.33		1.95
10/31/2019	13.28	.30	1.09	1.39		(.23)	(.32)	(.55)	14.12	11.03	11,967	.01		.01		.35		2.21
10/31/2018	13.56	.26	(.18)	.08		(.19)	(.17)	(.36)	13.28	.55	8,004	.01		.01		.36		1.88
10/31/2017	12.24	.23	1.50	1.73		(.18)	(.23)	(.41)	13.56	14.58	4,715	.01		.01		.37		1.82
10/31/2016	12.46	.22	.27	.49		(.14)	(.57)	(.71)	12.24	4.23	2,313	.03		.02		.39		1.87

See end of tables for footnotes.

American Funds Target Date Retirement Series	87

Financial highlights (continued)

2020 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$13.04	$.27	$.42	$.69	$(.24)	$(.27)	$(.51)	$13.22	5.41%		$2,362		.35%		.35%		.65%		2.10%
10/31/2019	12.37	.29	.87	1.16	(.21)	(.28)	(.49)	13.04	9.82		2,218		.36		.36		.67		2.34
10/31/2018	12.66	.24	(.21)	.03	(.17)	(.15)	(.32)	12.37	.17		1,985		.35		.35		.68		1.89
10/31/2017	11.66	.21	1.13	1.34	(.15)	(.19)	(.34)	12.66	11.82		1,977		.36		.36		.70		1.74
10/31/2016	11.68	.19	.25	.44	(.13)	(.33)	(.46)	11.66	3.92		1,704		.38		.37		.72		1.66
Class C:
10/31/2020	12.78	.17	.41	.58	(.15)	(.27)	(.42)	12.94	4.62		147		1.09		1.09		1.39		1.37
10/31/2019	12.13	.20	.85	1.05	(.12)	(.28)	(.40)	12.78	9.01		146		1.10		1.10		1.41		1.59
10/31/2018	12.43	.14	(.20)	(.06)	(.09)	(.15)	(.24)	12.13	(.58)		126		1.10		1.10		1.43		1.14
10/31/2017	11.48	.11	1.12	1.23	(.09)	(.19)	(.28)	12.43	10.94		118		1.11		1.11		1.45		.96
10/31/2016	11.54	.10	.25	.35	(.08)	(.33)	(.41)	11.48	3.18		84		1.13		1.12		1.47		.88
Class T:
10/31/2020	13.06	.30	.42	.72	(.27)	(.27)	(.54)	13.24	5.61	[13]	—	[11]	.14	[13]	.14	[13]	.44	[13]	2.33	[13]
10/31/2019	12.38	.32	.88	1.20	(.24)	(.28)	(.52)	13.06	10.13	[13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.58	[13]
10/31/2018	12.67	.27	(.21)	.06	(.20)	(.15)	(.35)	12.38	.40	[13]	—	[11]	.14	[13]	.14	[13]	.47	[13]	2.10	[13]
10/31/2017[6,14]	11.89	.11	.67	.78	—	—	—	12.67	6.56	[8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.48	[9,13]	1.61	[9,13]
Class F-1:
10/31/2020	12.97	.27	.41	.68	(.24)	(.27)	(.51)	13.14	5.35		57		.37		.37		.67		2.08
10/31/2019	12.29	.29	.88	1.17	(.21)	(.28)	(.49)	12.97	9.96		49		.38		.38		.69		2.34
10/31/2018	12.59	.23	(.21)	.02	(.17)	(.15)	(.32)	12.29	.11		45		.37		.37		.70		1.87
10/31/2017	11.62	.20	1.13	1.33	(.17)	(.19)	(.36)	12.59	11.73		37		.37		.37		.71		1.66
10/31/2016	11.65	.19	.25	.44	(.14)	(.33)	(.47)	11.62	3.94		13		.39		.38		.73		1.64
Class F-2:
10/31/2020	13.04	.31	.42	.73	(.28)	(.27)	(.55)	13.22	5.68		134		.09		.09		.39		2.36
10/31/2019	12.37	.32	.87	1.19	(.24)	(.28)	(.52)	13.04	10.14		119		.10		.10		.41		2.59
10/31/2018	12.66	.26	(.20)	.06	(.20)	(.15)	(.35)	12.37	.42		93		.11		.11		.44		2.10
10/31/2017	11.67	.23	1.14	1.37	(.19)	(.19)	(.38)	12.66	12.04		46		.11		.11		.45		1.93
10/31/2016	11.69	.21	.26	.47	(.16)	(.33)	(.49)	11.67	4.23		22		.12		.11		.46		1.86
Class F-3:
10/31/2020	13.08	.32	.42	.74	(.29)	(.27)	(.56)	13.26	5.74		11		.01		.01		.31		2.43
10/31/2019	12.40	.34	.87	1.21	(.25)	(.28)	(.53)	13.08	10.27		8		.01		.01		.32		2.72
10/31/2018	12.69	.28	(.21)	.07	(.21)	(.15)	(.36)	12.40	.49		6		.01		.01		.34		2.19
10/31/2017[6,15]	11.68	.16	.85	1.01	—	—	—	12.69	8.65	[8]	1		.01	[9]	.01	[9]	.35	[9]	1.72	[9]
Class R-1:
10/31/2020	12.83	.17	.40	.57	(.14)	(.27)	(.41)	12.99	4.51		15		1.13		1.13		1.43		1.34
10/31/2019	12.15	.19	.88	1.07	(.11)	(.28)	(.39)	12.83	9.13		18		1.13		1.13		1.44		1.57
10/31/2018	12.43	.14	(.21)	(.07)	(.06)	(.15)	(.21)	12.15	(.62)		17		1.13		1.13		1.46		1.11
10/31/2017	11.46	.12	1.10	1.22	(.06)	(.19)	(.25)	12.43	10.87		18		1.13		1.13		1.47		.99
10/31/2016	11.48	.10	.25	.35	(.04)	(.33)	(.37)	11.46	3.14		20		1.17		1.16		1.51		.86
Class R-2:
10/31/2020	12.77	.17	.41	.58	(.14)	(.27)	(.41)	12.94	4.63		680		1.11		1.11		1.41		1.37
10/31/2019	12.11	.20	.85	1.05	(.11)	(.28)	(.39)	12.77	9.02		731		1.11		1.11		1.42		1.62
10/31/2018	12.40	.14	(.20)	(.06)	(.08)	(.15)	(.23)	12.11	(.57)		728		1.11		1.11		1.44		1.14
10/31/2017	11.43	.12	1.11	1.23	(.07)	(.19)	(.26)	12.40	10.97		784		1.09		1.09		1.43		1.01
10/31/2016	11.46	.10	.25	.35	(.05)	(.33)	(.38)	11.43	3.19		733		1.13		1.12		1.47		.92
Class R-2E:
10/31/2020	12.81	.21	.41	.62	(.19)	(.27)	(.46)	12.97	4.93		222		.81		.81		1.11		1.65
10/31/2019	12.16	.23	.86	1.09	(.16)	(.28)	(.44)	12.81	9.38		230		.81		.81		1.12		1.87
10/31/2018	12.48	.17	(.20)	(.03)	(.14)	(.15)	(.29)	12.16	(.30)		173		.81		.81		1.14		1.40
10/31/2017	11.55	.14	1.12	1.26	(.14)	(.19)	(.33)	12.48	11.22		122		.80		.80		1.14		1.17
10/31/2016	11.63	.11	.29	.40	(.15)	(.33)	(.48)	11.55	3.57		43		.81		.80		1.15		.96

See end of tables for footnotes.

88	American Funds Target Date Retirement Series

Financial highlights (continued)

2020 Fund (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$12.92	$.23	$.40	$.63	$(.20)	$(.27)	$(.47)	$13.08	4.97%	$1,248	.66%		.66%		.96%		1.81%
10/31/2019	12.24	.25	.88	1.13	(.17)	(.28)	(.45)	12.92	9.61	1,342	.66		.66		.97		2.05
10/31/2018	12.53	.20	(.21)	(.01)	(.13)	(.15)	(.28)	12.24	(.13)	1,284	.66		.66		.99		1.58
10/31/2017	11.55	.17	1.12	1.29	(.12)	(.19)	(.31)	12.53	11.45	1,358	.65		.65		.99		1.44
10/31/2016	11.58	.15	.25	.40	(.10)	(.33)	(.43)	11.55	3.56	1,148	.71		.69		1.04		1.34
Class R-4:
10/31/2020	13.02	.27	.42	.69	(.24)	(.27)	(.51)	13.20	5.40	1,554	.36		.36		.66		2.12
10/31/2019	12.34	.29	.88	1.17	(.21)	(.28)	(.49)	13.02	9.88	1,692	.36		.36		.67		2.36
10/31/2018	12.63	.24	(.21)	.03	(.17)	(.15)	(.32)	12.34	.19	1,633	.36		.36		.69		1.88
10/31/2017	11.65	.21	1.12	1.33	(.16)	(.19)	(.35)	12.63	11.69	1,703	.35		.35		.69		1.71
10/31/2016	11.67	.19	.25	.44	(.13)	(.33)	(.46)	11.65	3.96	1,173	.39		.38		.73		1.63
Class R-5E:
10/31/2020	13.01	.32	.39	.71	(.26)	(.27)	(.53)	13.19	5.57	659	.15		.15		.45		2.46
10/31/2019	12.34	.31	.88	1.19	(.24)	(.28)	(.52)	13.01	10.10	886	.16		.16		.47		2.46
10/31/2018	12.63	.24	(.18)	.06	(.20)	(.15)	(.35)	12.34	.39	590	.15		.15		.48		1.91
10/31/2017	11.64	.23	1.13	1.36	(.18)	(.19)	(.37)	12.63	12.03	169	.14		.14		.48		1.88
10/31/2016[6,16]	11.67	.18	.29	.47	(.17)	(.33)	(.50)	11.64	4.19 [8]	85	.16	[9]	.16	[9]	.51	[9]	1.64	[9]
Class R-5:
10/31/2020	13.16	.32	.41	.73	(.28)	(.27)	(.55)	13.34	5.65	350	.06		.06		.36		2.44
10/31/2019	12.47	.34	.88	1.22	(.25)	(.28)	(.53)	13.16	10.24	428	.06		.06		.37		2.69
10/31/2018	12.76	.28	(.22)	.06	(.20)	(.15)	(.35)	12.47	.43	505	.06		.06		.39		2.19
10/31/2017	11.75	.24	1.15	1.39	(.19)	(.19)	(.38)	12.76	12.15	808	.06		.06		.40		1.99
10/31/2016	11.76	.22	.26	.48	(.16)	(.33)	(.49)	11.75	4.29	474	.09		.07		.42		1.92
Class R-6:
10/31/2020	13.12	.32	.42	.74	(.29)	(.27)	(.56)	13.30	5.73	9,367	.01		.01		.31		2.43
10/31/2019	12.44	.34	.87	1.21	(.25)	(.28)	(.53)	13.12	10.24	8,414	.01		.01		.32		2.66
10/31/2018	12.72	.28	(.20)	.08	(.21)	(.15)	(.36)	12.44	.57	6,238	.01		.01		.34		2.21
10/31/2017	11.72	.25	1.13	1.38	(.19)	(.19)	(.38)	12.72	12.14	4,408	.01		.01		.35		2.04
10/31/2016	11.74	.23	.25	.48	(.17)	(.33)	(.50)	11.72	4.26	2,360	.03		.02		.37		2.02

See end of tables for footnotes.

American Funds Target Date Retirement Series	89

Financial highlights (continued)

2015 Fund

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$11.98	$.27	$.25	$.52	$(.24)	$(.24)	$(.48)	$12.02	4.40%	$968		.34%		.34%		.63%		2.28%
10/31/2019	11.38	.29	.77	1.06	(.22)	(.24)	(.46)	11.98	9.80	978		.36		.36		.67		2.54
10/31/2018	11.71	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.38	(.19)	935		.34		.34		.66		2.16
10/31/2017	10.95	.23	.85	1.08	(.18)	(.14)	(.32)	11.71	10.17	1,021		.37		.37		.69		2.01
10/31/2016	11.07	.22	.24	.46	(.13)	(.45)	(.58)	10.95	4.40	978		.38		.37		.70		2.02
Class C:
10/31/2020	11.76	.18	.25	.43	(.16)	(.24)	(.40)	11.79	3.63	43		1.10		1.10		1.39		1.53
10/31/2019	11.18	.20	.75	.95	(.13)	(.24)	(.37)	11.76	8.91	47		1.11		1.11		1.42		1.80
10/31/2018	11.51	.16	(.25)	(.09)	(.11)	(.13)	(.24)	11.18	(.90)	45		1.11		1.11		1.43		1.38
10/31/2017	10.79	.14	.83	.97	(.11)	(.14)	(.25)	11.51	9.25	45		1.12		1.12		1.44		1.25
10/31/2016	10.95	.13	.24	.37	(.08)	(.45)	(.53)	10.79	3.59	40		1.14		1.13		1.46		1.26
Class T:
10/31/2020	11.99	.29	.26	.55	(.27)	(.24)	(.51)	12.03	4.62 [13]	—	[11]	.14	[13]	.14	[13]	.43	[13]	2.48	[13]
10/31/2019	11.39	.32	.77	1.09	(.25)	(.24)	(.49)	11.99	10.04 [13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.77	[13]
10/31/2018	11.73	.27	(.26)	.01	(.22)	(.13)	(.35)	11.39	(.03)[13]	—	[11]	.15	[13]	.15	[13]	.47	[13]	2.35	[13]
10/31/2017[6,14]	11.10	.12	.51	.63	—	—	—	11.73	5.68 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.46	[9,13]	1.90	[9,13]
Class F-1:
10/31/2020	11.91	.26	.25	.51	(.24)	(.24)	(.48)	11.94	4.33	16		.37		.37		.66		2.24
10/31/2019	11.32	.29	.76	1.05	(.22)	(.24)	(.46)	11.91	9.74	14		.38		.38		.69		2.52
10/31/2018	11.65	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.32	(.19)	13		.37		.37		.69		2.13
10/31/2017	10.91	.22	.85	1.07	(.19)	(.14)	(.33)	11.65	10.17	14		.37		.37		.69		1.96
10/31/2016	11.05	.21	.24	.45	(.14)	(.45)	(.59)	10.91	4.38	6		.39		.38		.71		1.97
Class F-2:
10/31/2020	11.98	.30	.25	.55	(.27)	(.24)	(.51)	12.02	4.68	48		.10		.10		.39		2.51
10/31/2019	11.39	.32	.76	1.08	(.25)	(.24)	(.49)	11.98	10.04	44		.10		.10		.41		2.81
10/31/2018	11.72	.27	(.25)	.02	(.22)	(.13)	(.35)	11.39	.06	38		.11		.11		.43		2.33
10/31/2017	10.96	.25	.86	1.11	(.21)	(.14)	(.35)	11.72	10.45	19		.12		.12		.44		2.21
10/31/2016	11.09	.24	.24	.48	(.16)	(.45)	(.61)	10.96	4.62	12		.12		.11		.44		2.23
Class F-3:
10/31/2020	12.01	.32	.24	.56	(.28)	(.24)	(.52)	12.05	4.75	3		.01		.01		.30		2.71
10/31/2019	11.42	.34	.75	1.09	(.26)	(.24)	(.50)	12.01	10.08	4		.01		.01		.32		2.91
10/31/2018	11.74	.28	(.24)	.04	(.23)	(.13)	(.36)	11.42	.22	4		.01		.01		.33		2.45
10/31/2017[6,15]	10.92	.20	.62	.82	—	—	—	11.74	7.51 [8]	—	[11]	.05	[9]	.04	[9]	.36	[9]	2.32	[9]
Class R-1:
10/31/2020	11.75	.18	.23	.41	(.15)	(.24)	(.39)	11.77	3.51	8		1.14		1.14		1.43		1.51
10/31/2019	11.15	.20	.76	.96	(.12)	(.24)	(.36)	11.75	8.95	9		1.13		1.13		1.44		1.76
10/31/2018	11.47	.15	(.25)	(.10)	(.09)	(.13)	(.22)	11.15	(.94)	10		1.14		1.14		1.46		1.35
10/31/2017	10.73	.14	.83	.97	(.09)	(.14)	(.23)	11.47	9.31	11		1.14		1.14		1.46		1.25
10/31/2016	10.85	.13	.23	.36	(.03)	(.45)	(.48)	10.73	3.50	13		1.18		1.16		1.49		1.23
Class R-2:
10/31/2020	11.75	.18	.24	.42	(.15)	(.24)	(.39)	11.78	3.58	222		1.12		1.12		1.41		1.53
10/31/2019	11.16	.20	.76	.96	(.13)	(.24)	(.37)	11.75	8.93	255		1.11		1.11		1.42		1.81
10/31/2018	11.49	.16	(.26)	(.10)	(.10)	(.13)	(.23)	11.16	(.96)	274		1.11		1.11		1.43		1.39
10/31/2017	10.74	.14	.85	.99	(.10)	(.14)	(.24)	11.49	9.40	311		1.09		1.09		1.41		1.29
10/31/2016	10.87	.13	.24	.37	(.05)	(.45)	(.50)	10.74	3.61	322		1.14		1.12		1.45		1.27
Class R-2E:
10/31/2020	11.76	.21	.25	.46	(.19)	(.24)	(.43)	11.79	3.91	80		.82		.82		1.11		1.81
10/31/2019	11.18	.23	.76	.99	(.17)	(.24)	(.41)	11.76	9.28	87		.81		.81		1.12		2.07
10/31/2018	11.54	.19	(.26)	(.07)	(.16)	(.13)	(.29)	11.18	(.67)	84		.81		.81		1.13		1.63
10/31/2017	10.84	.16	.85	1.01	(.17)	(.14)	(.31)	11.54	9.62	62		.80		.80		1.12		1.47
10/31/2016	11.04	.16	.25	.41	(.16)	(.45)	(.61)	10.84	3.97	26		.81		.81		1.14		1.49

See end of tables for footnotes.

90	American Funds Target Date Retirement Series

Financial highlights (continued)

2015 Fund (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$11.87	$.23	$.24	$.47	$(.20)	$(.24)	$(.44)	$11.90	4.01%	$426	.66%		.66%		.95%		1.96%
10/31/2019	11.28	.26	.75	1.01	(.18)	(.24)	(.42)	11.87	9.39	457	.66		.66		.97		2.25
10/31/2018	11.60	.21	(.25)	(.04)	(.15)	(.13)	(.28)	11.28	(.41)	483	.66		.66		.98		1.83
10/31/2017	10.86	.19	.84	1.03	(.15)	(.14)	(.29)	11.60	9.73	546	.65		.65		.97		1.71
10/31/2016	10.98	.18	.24	.42	(.09)	(.45)	(.54)	10.86	4.10	513	.71		.70		1.03		1.69
Class R-4:
10/31/2020	11.96	.27	.25	.52	(.24)	(.24)	(.48)	12.00	4.39	398	.36		.36		.65		2.27
10/31/2019	11.36	.29	.77	1.06	(.22)	(.24)	(.46)	11.96	9.77	442	.36		.36		.67		2.55
10/31/2018	11.69	.25	(.26)	(.01)	(.19)	(.13)	(.32)	11.36	(.17)	453	.36		.36		.68		2.14
10/31/2017	10.94	.22	.85	1.07	(.18)	(.14)	(.32)	11.69	10.10	534	.35		.35		.67		1.99
10/31/2016	11.06	.21	.25	.46	(.13)	(.45)	(.58)	10.94	4.44	425	.39		.38		.71		2.00
Class R-5E:
10/31/2020	11.94	.31	.23	.54	(.26)	(.24)	(.50)	11.98	4.55	192	.16		.16		.45		2.64
10/31/2019	11.35	.31	.77	1.08	(.25)	(.24)	(.49)	11.94	9.99	251	.16		.16		.47		2.69
10/31/2018	11.68	.25	(.23)	.02	(.22)	(.13)	(.35)	11.35	.05	200	.15		.15		.47		2.14
10/31/2017	10.93	.24	.86	1.10	(.21)	(.14)	(.35)	11.68	10.37	52	.15		.15		.47		2.15
10/31/2016[6,16]	11.04	.21	.29	.50	(.16)	(.45)	(.61)	10.93	4.87 [8]	29	.16	[9]	.16	[9]	.49	[9]	2.01	[9]
Class R-5:
10/31/2020	12.07	.31	.25	.56	(.28)	(.24)	(.52)	12.11	4.66	93	.06		.06		.35		2.58
10/31/2019	11.47	.33	.76	1.09	(.25)	(.24)	(.49)	12.07	10.06	119	.06		.06		.37		2.88
10/31/2018	11.80	.29	(.27)	.02	(.22)	(.13)	(.35)	11.47	.09	140	.07		.07		.39		2.44
10/31/2017	11.03	.26	.86	1.12	(.21)	(.14)	(.35)	11.80	10.51	259	.06		.06		.38		2.28
10/31/2016	11.15	.25	.24	.49	(.16)	(.45)	(.61)	11.03	4.70	181	.09		.07		.40		2.28
Class R-6:
10/31/2020	12.03	.31	.25	.56	(.28)	(.24)	(.52)	12.07	4.74	2,801	.01		.01		.30		2.59
10/31/2019	11.43	.33	.77	1.10	(.26)	(.24)	(.50)	12.03	10.16	2,564	.01		.01		.32		2.86
10/31/2018	11.76	.29	(.26)	.03	(.23)	(.13)	(.36)	11.43	.16	1,996	.01		.01		.33		2.47
10/31/2017	11.00	.26	.86	1.12	(.22)	(.14)	(.36)	11.76	10.50	1,448	.01		.01		.33		2.33
10/31/2016	11.12	.26	.23	.49	(.16)	(.45)	(.61)	11.00	4.77	850	.03		.02		.35		2.38

See end of tables for footnotes.

American Funds Target Date Retirement Series	91

Financial highlights (continued)

2010 Fund

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$11.28	$.25	$.23	$.48	$(.23)	$(.16)	$(.39)	$11.37	4.31%	$604		.35%		.35%		.79%		2.22%
10/31/2019	10.71	.28	.67	.95	(.21)	(.17)	(.38)	11.28	9.32	559		.37		.37		.68		2.54
10/31/2018	11.01	.24	(.26)	(.02)	(.19)	(.09)	(.28)	10.71	(.28)	528		.36		.36		.68		2.18
10/31/2017	10.34	.22	.72	.94	(.18)	(.09)	(.27)	11.01	9.32	598		.35		.35		.67		2.08
10/31/2016	10.36	.21	.22	.43	(.14)	(.31)	(.45)	10.34	4.38	573		.39		.38		.71		2.11
Class C:
10/31/2020	11.09	.17	.22	.39	(.16)	(.16)	(.32)	11.16	3.52	26		1.09		1.09		1.53		1.51
10/31/2019	10.53	.19	.67	.86	(.13)	(.17)	(.30)	11.09	8.48	28		1.10		1.10		1.41		1.80
10/31/2018	10.83	.15	(.25)	(.10)	(.11)	(.09)	(.20)	10.53	(1.01)	25		1.10		1.10		1.42		1.42
10/31/2017	10.19	.14	.71	.85	(.12)	(.09)	(.21)	10.83	8.52	26		1.11		1.11		1.43		1.31
10/31/2016	10.23	.13	.22	.35	(.08)	(.31)	(.39)	10.19	3.66	22		1.14		1.13		1.46		1.34
Class T:
10/31/2020	11.29	.27	.23	.50	(.25)	(.16)	(.41)	11.38	4.53 [13]	—	[11]	.15	[13]	.15	[13]	.59	[13]	2.44	[13]
10/31/2019	10.72	.30	.68	.98	(.24)	(.17)	(.41)	11.29	9.57 [13]	—	[11]	.15	[13]	.15	[13]	.46	[13]	2.77	[13]
10/31/2018	11.03	.26	(.27)	(.01)	(.21)	(.09)	(.30)	10.72	(.14)[13]	—	[11]	.15	[13]	.15	[13]	.47	[13]	2.38	[13]
10/31/2017[6,14]	10.48	.12	.43	.55	—	—	—	11.03	5.25 [8,13]	—	[11]	.14	[9,13]	.14	[9,13]	.46	[9,13]	1.96	[9,13]
Class F-1:
10/31/2020	11.22	.24	.24	.48	(.23)	(.16)	(.39)	11.31	4.34	9		.38		.38		.82		2.17
10/31/2019	10.66	.28	.66	.94	(.21)	(.17)	(.38)	11.22	9.26	8		.38		.38		.69		2.61
10/31/2018	10.97	.23	(.26)	(.03)	(.19)	(.09)	(.28)	10.66	(.36)	8		.38		.38		.70		2.16
10/31/2017	10.31	.22	.72	.94	(.19)	(.09)	(.28)	10.97	9.42	8		.38		.38		.70		2.04
10/31/2016	10.35	.21	.21	.42	(.15)	(.31)	(.46)	10.31	4.30	3		.39		.38		.71		2.04
Class F-2:
10/31/2020	11.27	.28	.23	.51	(.26)	(.16)	(.42)	11.36	4.60	29		.10		.10		.54		2.48
10/31/2019	10.71	.30	.67	.97	(.24)	(.17)	(.41)	11.27	9.57	24		.10		.10		.41		2.79
10/31/2018	11.02	.26	(.27)	(.01)	(.21)	(.09)	(.30)	10.71	(.12)	18		.11		.11		.43		2.35
10/31/2017	10.35	.24	.73	.97	(.21)	(.09)	(.30)	11.02	9.64	8		.12		.12		.44		2.27
10/31/2016	10.37	.24	.22	.46	(.17)	(.31)	(.48)	10.35	4.69	5		.13		.12		.45		2.35
Class F-3:
10/31/2020	11.30	.27	.25	.52	(.27)	(.16)	(.43)	11.39	4.67	6		.01		.01		.45		2.43
10/31/2019	10.74	.29	.69	.98	(.25)	(.17)	(.42)	11.30	9.62	4		.02		.01		.32		2.62
10/31/2018	11.04	.28	(.27)	.01	(.22)	(.09)	(.31)	10.74	.04	1		.01		.01		.33		2.56
10/31/2017[6,15]	10.31	.16	.57	.73	—	—	—	11.04	7.08 [8]	—	[11]	.02	[9]	.01	[9]	.33	[9]	2.00	[9]
Class R-1:
10/31/2020	11.22	.17	.23	.40	(.13)	(.16)	(.29)	11.33	3.57	2		1.06		1.06		1.50		1.54
10/31/2019	10.63	.19	.67	.86	(.10)	(.17)	(.27)	11.22	8.43	2		1.14		1.14		1.45		1.79
10/31/2018	10.90	.15	(.26)	(.11)	(.07)	(.09)	(.16)	10.63	(1.04)	3		1.14		1.14		1.46		1.42
10/31/2017	10.23	.14	.71	.85	(.09)	(.09)	(.18)	10.90	8.47	3		1.14		1.14		1.46		1.35
10/31/2016	10.25	.13	.22	.35	(.06)	(.31)	(.37)	10.23	3.58	5		1.18		1.17		1.50		1.30
Class R-2:
10/31/2020	11.09	.16	.23	.39	(.14)	(.16)	(.30)	11.18	3.57	101		1.12		1.12		1.56		1.48
10/31/2019	10.53	.19	.67	.86	(.13)	(.17)	(.30)	11.09	8.49	109		1.11		1.11		1.42		1.81
10/31/2018	10.83	.15	(.26)	(.11)	(.10)	(.09)	(.19)	10.53	(1.09)	108		1.11		1.11		1.43		1.43
10/31/2017	10.17	.14	.71	.85	(.10)	(.09)	(.19)	10.83	8.58	125		1.09		1.09		1.41		1.35
10/31/2016	10.19	.14	.21	.35	(.06)	(.31)	(.37)	10.17	3.66	130		1.14		1.12		1.45		1.38
Class R-2E:
10/31/2020	11.09	.20	.21	.41	(.18)	(.16)	(.34)	11.16	3.78	61		.82		.82		1.26		1.78
10/31/2019	10.54	.22	.67	.89	(.17)	(.17)	(.34)	11.09	8.79	56		.82		.82		1.13		2.06
10/31/2018	10.86	.18	(.25)	(.07)	(.16)	(.09)	(.25)	10.54	(.72)	45		.81		.81		1.13		1.70
10/31/2017	10.23	.16	.72	.88	(.16)	(.09)	(.25)	10.86	8.88	41		.80		.80		1.12		1.52
10/31/2016	10.33	.15	.23	.38	(.17)	(.31)	(.48)	10.23	3.92	16		.81		.81		1.14		1.52

See end of tables for footnotes.

92	American Funds Target Date Retirement Series

Financial highlights (continued)

2010 Fund (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2020	$11.19	$.21	$.22	$.43	$(.19)	$(.16)	$(.35)	$11.27	3.94%	$279	.67%		.67%		1.11%		1.93%
10/31/2019	10.63	.24	.67	.91	(.18)	(.17)	(.35)	11.19	8.95	298	.67		.67		.98		2.24
10/31/2018	10.93	.20	(.26)	(.06)	(.15)	(.09)	(.24)	10.63	(.61)	285	.67		.67		.99		1.85
10/31/2017	10.26	.19	.72	.91	(.15)	(.09)	(.24)	10.93	9.11	291	.66		.66		.98		1.76
10/31/2016	10.29	.18	.21	.39	(.11)	(.31)	(.42)	10.26	3.99	262	.72		.70		1.03		1.79
Class R-4:
10/31/2020	11.26	.25	.23	.48	(.23)	(.16)	(.39)	11.35	4.31	315	.36		.36		.80		2.22
10/31/2019	10.69	.28	.67	.95	(.21)	(.17)	(.38)	11.26	9.31	324	.36		.36		.67		2.54
10/31/2018	10.99	.24	(.26)	(.02)	(.19)	(.09)	(.28)	10.69	(.29)	310	.37		.37		.69		2.17
10/31/2017	10.32	.22	.72	.94	(.18)	(.09)	(.27)	10.99	9.36	353	.36		.36		.68		2.06
10/31/2016	10.35	.21	.21	.42	(.14)	(.31)	(.45)	10.32	4.34	303	.40		.38		.71		2.09
Class R-5E:
10/31/2020	11.24	.28	.23	.51	(.25)	(.16)	(.41)	11.34	4.59	137	.16		.16		.60		2.52
10/31/2019	10.69	.29	.67	.96	(.24)	(.17)	(.41)	11.24	9.42	154	.16		.16		.47		2.67
10/31/2018	10.99	.24	(.24)	— [10]	(.21)	(.09)	(.30)	10.69	(.08)	104	.16		.16		.48		2.22
10/31/2017	10.32	.24	.72	.96	(.20)	(.09)	(.29)	10.99	9.62	46	.15		.15		.47		2.24
10/31/2016[6,16]	10.32	.21	.27	.48	(.17)	(.31)	(.48)	10.32	4.97 [8]	33	.17	[9]	.17	[9]	.50	[9]	2.12	[9]
Class R-5:
10/31/2020	11.36	.29	.23	.52	(.26)	(.16)	(.42)	11.46	4.67	74	.06		.06		.50		2.54
10/31/2019	10.79	.32	.66	.98	(.24)	(.17)	(.41)	11.36	9.60	81	.07		.07		.38		2.90
10/31/2018	11.09	.27	(.26)	.01	(.22)	(.09)	(.31)	10.79	(.02)	108	.07		.07		.39		2.47
10/31/2017	10.41	.25	.73	.98	(.21)	(.09)	(.30)	11.09	9.70	206	.06		.06		.38		2.31
10/31/2016	10.43	.24	.22	.46	(.17)	(.31)	(.48)	10.41	4.67	119	.09		.08		.41		2.38
Class R-6:
10/31/2020	11.33	.29	.23	.52	(.27)	(.16)	(.43)	11.42	4.65	2,191	.01		.01		.45		2.54
10/31/2019	10.76	.31	.68	.99	(.25)	(.17)	(.42)	11.33	9.70	1,905	.01		.01		.32		2.85
10/31/2018	11.06	.27	(.26)	.01	(.22)	(.09)	(.31)	10.76	.04	1,380	.01		.01		.33		2.50
10/31/2017	10.38	.25	.73	.98	(.21)	(.09)	(.30)	11.06	9.77	1,012	.02		.02		.34		2.37
10/31/2016	10.40	.26	.20	.46	(.17)	(.31)	(.48)	10.38	4.75	571	.04		.02		.35		2.51

See end of tables for footnotes.

American Funds Target Date Retirement Series	93

Financial highlights (continued)

	Period ended October 31,
Portfolio turnover rate for all share classes	2020		2019		2018		2017		2016
2065 Fund	22%[6,7,8]
2060 Fund	3	[17]	—%[18]		3%		4%		12%
2055 Fund	3	[17]	—	[18]	—	[18]	1		3
2050 Fund	4	[17]	—	[18]	—	[18]	—	[18]	2
2045 Fund	4	[17]	—	[18]	—	[18]	—	[18]	3
2040 Fund	5	[17]	—	[18]	—	[18]	—	[18]	2
2035 Fund	9	[17]	—	[18]	—	[18]	—	[18]	3
2030 Fund	8	[17]	—	[18]	—	[18]	—	[18]	3
2025 Fund	12	[17]	—	[18]	—	[18]	—	[18]	5
2020 Fund	13	[17]	2		2		1		5
2015 Fund	13		6		7		4		8
2010 Fund	12		5		8		5		14

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services, reimbursed transfer agent services for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses during certain funds’ startup period.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[6]	Based on operations for a period that is less than a full year.
[7]	For the period March 27, 2020, commencement of operations, through October 31, 2020.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $.01.
[11]	Amount less than $1 million.
[12]	Amount less than .01%.
[13]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[14]	Class T shares began investment operations on April 7, 2017.
[15]	Class F-3 shares began investment operations on January 27, 2017.
[16]	Class R-5E shares began investment operations on November 20, 2015.
[17]	Includes the value of securities sold due to in-kind redemptions. The rates would have been 1%, 2%, 2%, 2%, 3%, 7%, 6%, 11% and 12% for 2060 Fund, 2055 Fund, 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund and 2020 Fund, respectively, if the value of securities sold due to in-kind redemptions were excluded.
[18]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

94	American Funds Target Date Retirement Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Target Date Retirement Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the American Funds Target Date Retirement Series (the “Funds”) comprising the American Funds 2065 Target Date Retirement Fund, American Funds 2060 Target Date Retirement Fund, American Funds 2055 Target Date Retirement Fund, American Funds 2050 Target Date Retirement Fund, American Funds 2045 Target Date Retirement Fund, American Funds 2040 Target Date Retirement Fund, American Funds 2035 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds 2010 Target Date Retirement Fund, including the investment portfolios, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except American Funds 2065 Target Date Retirement Fund; the related statement of operations, changes in net assets, and financial highlights for the period from March 27, 2020 (commencement of operations) through October 31, 2020, for American Funds 2065 Target Date Retirement Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except American Funds 2065 Target Date Retirement Fund, as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Funds 2065 Target Date Retirement Fund as of October 31, 2020; the results of operations, changes in net assets, and financial highlights for American Funds 2065 Target Date Retirement Fund for the period from March 27, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2020, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

December 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Target Date Retirement Series	95

American Funds Target Date Retirement Series

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-21981 and 1933 Act No. 333-138648)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10); and Amended and Restated Agreement and Declaration of Trust dated 9/18/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(b)	By-laws – Amended and Restated By-laws effective 8/29/18 – previously filed (see P/E Amendment No. 31 filed 12/31/18)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement effective 2/1/16 – previously filed (see P/E Amendment No. 25 filed 12/29/16); and Exhibit A to the Amended and Restated Investment Advisory and Service Agreement as amended 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 29 filed 12/29/17); and Exhibit A to the Amended and Restated Principal Underwriting Agreement as amended 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 21 filed 10/30/15); and Amendment to the Global Custody Agreement dated 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(h)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 8 filed 12/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Amended and Restated Shareholder Services Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 29 filed 12/29/17); Amended and Restated Administrative Services Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 29 filed 12/29/17); Exhibit A to the Amended and Restated Shareholder Services Agreement as amended 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19); and Exhibit A to the Amended and Restated Administrative Services Agreement as amended 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 8 filed 12/30/10; P/E Amendment No. 14 filed 12/31/13; P/E Amendment No. 16 filed 8/28/14; P/E Amendment No. 19 filed 12/31/14; P/E Amendment No. 21 filed 10/30/15; P/E Amendment No. 25 filed 12/29/16; P/E Amendment No. 27 filed 4/6/17; and P/E Amendment No. 34 filed 12/31/19)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements – None

(l)	Initial Capital Agreements – Investment Letter for American Funds 2055 Target Date Fund – previously filed (see P/E Amendment No. 8 filed 12/30/10); other series’ Funds – previously filed (see Pre-effective Amendment No. 2 filed 1/22/07)

(m)	Rule 12b-1 Plan – Plans of Distribution for Class A, R-1, R-2, R-3 and R-4 shares dated 1/1/11 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Plans of Distribution for Class C and F-1 shares dated 1/1/14 – previously filed (see P/E Amendment No. 14 filed 12/31/13); Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 16 filed 8/28/14); Plan of Distribution for Class T Shares dated 4/7/17 – previously filed (see P/E Amendment No. 29 filed 12/29/17); and Exhibit A to the Plans of Distribution as amended 12/9/19 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan effective 6/30/20

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2020 and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight
Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Multi-Sector Income Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Income Builder, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Albert Aguilar, Jr.	Assistant Vice President	None
LAO	C. Thomas Akin II	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William C. Anderson	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None

LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Regional Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Vice President	None
LAO	Jerry R. Berg	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter D. Bjork	Regional Vice President	None
SNO	Nasaly Blake	Assistant Vice President	None
DCO	Bryan K. Blankenship	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Marek Blaskovic	Vice President	None

LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	William G. Bridge	Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Jeffrey R. Brooks	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Elizabeth S. Brownlow	Assistant Vice President	None
IND	Jennifer A. Bruce	Assistant Vice President	None

LAO	Gary D. Bryce	Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Matthew S. Cameron	Regional Vice President	None
LAO	Anthony J. Camilleri	Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
LAO	Kevin J. Carevic	Regional Vice President	None
LAO	Jason S. Carlough	Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
IND	Gisele L. Carter	Assistant Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None

LAO	Christopher M. Cefalo	Vice President	None
LAO	Joseph M. Cella	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Daniel A. Chodosch	Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew T. Christos	Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
IND	David A. Clase	Vice President	None
LAO	Jamie A. Claypool	Regional Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None

LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Greggory J. Cowan	Regional Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
IND	Jill R. Cross	Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Alexander J. Diorio	Regional Vice President	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Vice President
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
SNO	Melissa A. Dreyer	Assistant Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
SNO	Bryan K. Dunham	Vice President	None
LAO	Sean P. Durkin	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Regional Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None

LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Vice President	None
LAO	Brandon J. Fetta	Regional Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Regional Vice President	None
LAO	Brian K. Geiger	Vice President	None
LAO	Leslie B. Geller	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Vice President	None

LAO	Kathleen D. Golden	Regional Vice President	None
NYO	Joshua H. Gordon	Assistant Vice President, Capital Group Institutional Investment Services Division	None
CHO	Claudette A. Grant	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
SNO	Lori L. Guy	Regional Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Janna C. Hahn	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None

LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Vice President	None
LAO	Brandon S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
LAO	Jessica K. Hooyenga	Regional Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	David K. Hummelberg	Director, Executive Vice President, Chief Operating Officer and Chief Financial Officer	None

LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Assistant Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	Kathryn H. Jordan	Regional Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Eric J. Kamin	Regional Vice President, Capital Group Institutional Investment Services Division	None
LAO	Wassan M. Kasey	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None

LAO	Nora A. Kilaghbian	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	Vice President
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Estela R. Levin	Senior Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None

LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter K. Maddox	Regional Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Usma A. Malik	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
LAO	Kristan N. Martin	Regional Vice President	None
CHO	James M. Mathenge	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None

LAO	Paulino Medina	Regional Vice President	None
LAO	Christopher J. Meek	Regional Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None
LAO	Benjamin J. Miller	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	Jeremy A. Miller	Regional Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Regional Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
CRDM	Christopher Moore	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph M. Mulcahy	Regional Vice President	None

NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
IND	Susan L. Oman	Assistant Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Vice President	None

LAO	Christine M. Papa	Regional Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Regional Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael E. Pollgreen	Assistant Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Regional Vice President	None
LAO	Michelle L. Pullen	Regional Vice President	None

LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Lesley P. Reinhart	Regional Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
LAO	Adnane Rhazzal	Regional Vice President	None
IND	Richard Rhymaun	Vice President	None
LAO	Christopher J. Richardson	Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Bethany M. Rodenhuis	Senior Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None

LAO	Shane A. Russell	Senior Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Raj S. Sarai	Vice President	None
LAO	Keith A. Saunders	Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Connor P. Slein	Regional Vice President	None
LAO	Melissa A. Sloane	Vice President	None

CHO	Jason C. Smith	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
SNO	Stacy D. Smolka	Senior Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
LAO	Charles V. Sosa	Regional Vice President	None
LAO	Alexander T. Sotiriou	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Vice President	None
LAO	Allison M. Straub	Regional Vice President	None
LAO	Valerie B. Stringer	Regional Vice President	None
LAO	John R. Sulzicki	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None

LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Shaun C. Tucker	Senior Vice President	None
LAO	Kate M. Turner	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Idoya Urrutia	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Joe M. Valencia	Regional Vice President	None
LAO	Patrick D. Vance	Vice President	None
LAO	Veronica Vasquez	Assistant Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None

LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Vice President	None
ATO	Jason C. Wallace	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None

LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618;12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of December, 2020.

American Funds Target Date Retirement Series

By: /s/ Walter R. Burkley

(Walter R. Burkley, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 28, 2020, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Walter R. Burkley Walter R. Burkley	Executive Vice President

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Gregory F. Niland Gregory F. Niland	Treasurer

(3)	Trustees:

	James G. Ellis*	Trustee
	Nariman Farvardin*	Trustee
	Michael C. Gitlin*	Trustee
	Mary Davis Holt*	Trustee
	R. Clark Hooper*	Trustee
	Merit E. Janow*	Trustee
	Margaret Spellings*	Chairman (Independent and Non-Executive)
	Alexandra Trower*	Trustee
	Bradley J. Vogt*	President and Trustee
	Paul S. Williams*	Trustee
*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Timothy J. Moon

(Timothy J. Moon, Counsel)

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds International Vantage Fund (File No. 333-233374, File No. 811-23467)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Marino, CA , on _________10/20/2020____________.

(City, State) (Date)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ , on ________10/20/2020_____________.

(City, State) (Date)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Michael C. Gitlin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA , on _____ 10/20/2020 ________________.

(City, State) (Date)

/s/ Michael C. Gitlin

Michael C. Gitlin, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Alexandria, VA , on ________10/20/2020______________.

(City, State) (Date)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bryn Mawr, PA , on ________10/20/2020______________.

(City, State) (Date)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY , on ________10/20/2020______________.

(City, State) (Date)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bald Head Island, NC , on _______ 10/20/2020__________.

(City, State) (Date)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Alexandra Trower, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Blacksburg, VA , on ________10/26/2020_____________.

(City, State) (Date)

/s/ Alexandra Trower

Alexandra Trower, Board member

POWER OF ATTORNEY

I, Bradley J. Vogt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC , on ______ 10/27/2020_____________.

(City, State) (Date)

/s/ Bradley J. Vogt

Bradley J. Vogt, Board member

POWER OF ATTORNEY

I, Paul S. Williams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Columbus, OH , on _______ 10/20/2020_____________.

(City, State) (Date)

/s/ Paul S. Williams

Paul S. Williams, Board member